  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 1998

                                                       REGISTRATION NO. 33-47927
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ----------------

                                    FORM S-6
                                 POST-EFFECTIVE

                              AMENDMENT No. 8
           To REGISTRATION STATEMENT Under THE SECURITIES ACT OF 1933

                               ----------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                             (EXACT NAME OF TRUST)

                      METROPOLITAN LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)
                                1 Madison Avenue
                            New York, New York 10010
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                              GARY A. BELLER, ESQ.
              Senior Executive Vice-President and General Counsel
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   Copies to:
                GARY O. COHEN, ESQ. and THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

                               ----------------


  It is proposed that the filing will become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b)

    [X] on May 1, 1998 pursuant to paragraph (b)

    [_] On (date) pursuant to paragraph (a)(1) of Rule 485

    [_] on (date), pursuant to paragraph (a) of Rule 485

  This filing is made in reliance on Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register an indefinite amount of interests in Metropolitan Life Separate Account UL which funds certain variable universal life insurance policies.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      METROPOLITAN LIFE INSURANCE COMPANY

                             CROSS-REFERENCE TABLE

ITEMS OF
FORM N-8B-2                              CAPTIONS IN PROSPECTUSES
-----------                              ------------------------
   1...................... Cover Page
   2...................... SUMMARY--About Metropolitan Life
   3...................... Inapplicable
   4...................... SALES AND ADMINISTRATION OF THE POLICIES; SUMMARY--
                            About Metropolitan Life
   5, 6, 7................ SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The
                            Separate Account; STATE REGULATION
   8...................... FINANCIAL STATEMENTS
   9...................... Inapplicable
  10(a)................... OTHER POLICY PROVISIONS--Owner; Beneficiary; Collat-
                            eral Assignment
  10(b)................... OTHER POLICY PROVISIONS--Dividends
  10(c), 10(d)............ DEFINITIONS--Valuation Date; SUMMARY--Surrender and
                            Surrender Charges; Partial Withdrawals; Free Look
                            Period; POLICY BENEFITS--Benefit at Final Date;
                            POLICY RIGHTS--Surrender and Withdrawal Privileges;
                            Exchange Privilege; PAYMENT AND ALLOCATION OF PRE-
                            MIUMS--Allocation of Premiums and Cash Value, Cash
                            Value Transfers; THE FIXED ACCOUNT--Transfers,
                            Withdrawals, Surrenders, and Policy Loans; OTHER
                            POLICY PROVISIONS--Payment and Deferment
  10(e)................... PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termina-
                            tion and Reinstatement
  10(f)................... VOTING RIGHTS
  10(g)(1)-(3), 10(h)(1)-
   (3).................... RIGHTS RESERVED BY METROPOLITAN LIFE
  10(g)(4), 10(h)(4)...... Inapplicable
  10(i)................... POLICY BENEFITS--Death Benefits; Death Benefit Op-
                            tions; Cash Value; Optional Income Plans; Optional
                            Insurance Benefits; PAYMENT AND ALLOCATION OF PRE-
                            MIUMS--Issuance of a Policy; Premiums; Allocation
                            of Premiums and Cash Value; Policy Termination and
                            Reinstatement
  11...................... SUMMARY--The Separate Account and the Metropolitan
                            Series Fund; The Fixed Account; SEPARATE ACCOUNT
                            AND METROPOLITAN SERIES FUND--Metropolitan Series
                            Fund
  12(a)................... Cover Page
  12(b), 12(e)............ Inapplicable
  12(c), 12(d)............ SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                            ropolitan Series Fund

ITEMS OF
FORM N-8B-2                               CAPTIONS IN PROSPECTUSES
-----------                               ------------------------
  13(a), 13(b), 13(c),      SUMMARY--The Separate Account and the Metropolitan
   13(d)...................  Series Fund; The Fixed Account; Fund Transfers and
                             Charges; Premium Expense Charges; Monthly Deduction
                             from Cash Value; Fund Investment Management Fees
                             and Direct Expenses; Increase in Specified Face
                             Amount Charge; Surrender and Surrender Charges;
                             CHARGES AND DEDUCTIONS; SEPARATE ACCOUNT AND METRO-
                             POLITAN SERIES FUND--The Separate Account; POLICY
                             BENEFITS--Change in Specified Face Amount; Increas-
                             es; Decreases; Effect of Changes in Specified Face
                             Amount on Charges and Guarantees
  13(e).................... SALES AND ADMINISTRATION OF THE POLICIES
  13(f), 13(g)............. Inapplicable
  14....................... PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a
                             Policy; SALES AND ADMINISTRATION OF THE POLICIES
  15....................... PAYMENT AND ALLOCATION OF PREMIUMS
  16....................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund
  17(a), 17(b)............. Captions referenced under Items 10(c), 10(d), 10(e)
                             and 10(i) above
  17(c).................... Inapplicable
  18(a), 18(c)............. SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
  18(b), 18(d)............. Inapplicable
  19....................... SALES AND ADMINISTRATION OF THE POLICIES; VOTING
                             RIGHTS; REPORTS
  20(a), 20(b)............. RIGHTS RESERVED BY METROPOLITAN LIFE; SEPARATE AC-
                             COUNT AND METROPOLITAN SERIES FUND--The Separate
                             Account
  20(c), 20(d), 20(e),
   20(f)................... Inapplicable
  21(a), 21(b)............. POLICY RIGHTS--Loan Privileges; OTHER POLICY PROVI-
                             SIONS--Payment and Deferment
  21(c), 22................ Inapplicable
  23....................... SALES AND ADMINISTRATION OF THE POLICIES
  24....................... OTHER POLICY PROVISIONS
  25....................... SUMMARY--About Metropolitan Life
  26....................... CHARGES AND DEDUCTIONS--Other Charges
  27....................... SUMMARY--About Metropolitan Life
  28....................... MANAGEMENT
  29....................... Inapplicable
  30, 31, 32, 33, 34....... Inapplicable
  35....................... STATE REGULATION
  36, 37................... Inapplicable

ITEMS OF
FORM N-8B-2                               CAPTIONS IN PROSPECTUSES
-----------                               ------------------------
  38....................... SALES AND ADMINISTRATION OF THE POLICIES; DISTRIBU-
                             TION OF THE POLICIES
  39....................... SUMMARY--About Metropolitan Life; SALES AND ADMINIS-
                             TRATION OF THE POLICIES; DISTRIBUTION OF THE POLI-
                             CIES
  40(a).................... Inapplicable
  40(b).................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund; CHARGES AND DEDUCTIONS--
                             Other Charges
  41(a).................... SUMMARY--About Metropolitan Life; SALES AND ADMINIS-
                             TRATION OF THE POLICIES
  41(b), 41(c), 42, 43..... Inapplicable
  44(a).................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund; POLICY BENEFITS--Cash Value
  44(b).................... Inapplicable
  44(c).................... CHARGES AND DEDUCTIONS--Monthly Deduction From Cash
                             Value
  45....................... Inapplicable
  46....................... Captions referenced under Item 44 above
  47....................... Captions referenced under Items 10(c) and 16 above
  48, 49................... Inapplicable
  50....................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The
                             Separate Account
  51(a), 51(b)............. SUMMARY--About Metropolitan Life; Cover Page; POLICY
                             BENEFITS--Optional Insurance Benefits; POLICY
                             RIGHTS--Exchange Privilege
  51(c), 51(d), 51(e)...... Captions referenced under Item 10(i) above
  51(f).................... PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termina-
                             tion and Reinstatement
  51(g).................... Captions referenced under Items 10(i) and 13 above
  51(h), 51(j)............. Inapplicable
  51(i).................... DISTRIBUTION OF THE POLICIES
  52(a), 52(c)............. RIGHTS RESERVED BY METROPOLITAN LIFE
  52(b), 52(d)............. Inapplicable
  53(a).................... FEDERAL TAX MATTERS
  53(b), 54 through 58..... Inapplicable
  59....................... FINANCIAL STATEMENTS

                                  MAY 1, 1998
                                  PROSPECTUS
                                      for
             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
 (Minimum Initial Specified Face Amount $25,000, $50,000 or $100,000 Depending
                        on Age and Underwriting Class)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY

  The individual flexible premium multifunded life insurance policies ("Policies") offered by this Prospectus are issued by Metropolitan Life Insurance Company ("Metropolitan Life") and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy.

  The Policy provides for a death benefit payable at the insured's death as long as the Policy is still in effect. The Policy provides a guaranteed minimum death benefit with a choice of durations, subject to certain conditions. Generally, a Policy owner may choose either Death Benefit Option A (the death benefit is fixed in amount), Death Benefit Option B (the death benefit includes the Policy's cash value in addition to a fixed insurance amount), or Death Benefit Option C (the death benefit includes the Policy's cash value in addition to a fixed insurance amount if the insured dies prior to the Policy anniversary on which the insured is 65 and is fixed in amount if death occurs thereafter). If greater than the death benefit otherwise payable under Option A, B or C, an alternative death benefit equivalent to a percentage of the cash value will be paid.

  The Policy's cash value will vary with the investment experience of the Metropolitan Life Separate Account UL ("Separate Account") investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to a fixed interest account within the General Account of Metropolitan Life (the "Fixed Account"). The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy owner may withdraw or borrow a portion of the Policy's cash surrender value, or the Policy may be fully surrendered, at any time, subject to certain limitations and charges.

  The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more Separate Account investment divisions and/or the Fixed Account. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). Metropolitan Life is the investment manager of the Fund and the distributor of its shares. Metropolitan Life also distributes and administers the Policies. The prospectus for the Fund describes the investment objectives and certain attendant risks of the portfolios of the Fund. The following chart lists the name of each portfolio available in this Policy and the Company that has the day-to-day investment management responsibility with respect to each such Portfolio.

      PORTFOLIO                                 PORTFOLIO MANAGER
      ---------                                 -----------------
      State Street Research International Stock State Street Research &
                                                Management Company (sub-
                                                investment manager) and GFM
                                                International Investors, Inc.
                                                (sub-sub-investment manager)
    --------------------------------------------------------------------------
      Janus Mid Cap                             Janus Capital Corporation
    --------------------------------------------------------------------------
      Loomis Sayles High Yield Bond             Loomis, Sayles & Company, L.P.
    --------------------------------------------------------------------------
                                                Metropolitan Life Insurance
      MetLife Stock Index                       Company
    --------------------------------------------------------------------------
                                                Scudder Kemper Investments,
      Scudder Global Equity                     Inc.
    --------------------------------------------------------------------------
                                                State Street Research &
      State Street Research Aggressive Growth   Management Company
    --------------------------------------------------------------------------
                                                State Street Research &
      State Street Research Diversified         Management Company
    --------------------------------------------------------------------------
                                                State Street Research &
      State Street Research Growth              Management Company
    --------------------------------------------------------------------------
                                                State Street Research &
      State Street Research Income              Management Company
    --------------------------------------------------------------------------
      T. Rowe Price Small Cap Growth            T. Rowe Price Associates, Inc.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INTERESTS IN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT
THE FUND.
       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
1 Madison Avenue, New York, New York 10010             Telephone (800) 638-5000

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS...............................   3
SUMMARY...................................   6
 Purpose of Summary.......................   6
 About Metropolitan Life..................   6
 Policy in Brief..........................   6
 Premiums.................................   6
 The Guaranteed Minimum Death Benefit.....   6
 Cash Value...............................   7
 Benefits and Riders......................   7
 Death Benefit Options....................   7
 The Fixed Account........................   7
 The Separate Account and the Metropolitan
  Series Fund.............................   7
 The Funding Options......................   7
 Automated Investment Strategies..........   8
 Fund Transfers and Charges...............   8
 Premium Expense Charges..................   8
 Monthly Deduction From Cash Value........   8
 Increase in Specified Face Amount Charge.   8
 Surrender and Surrender Charges..........   9
 Partial Withdrawal.......................   9
 Loans....................................   9
 Fund Investment Management Fees and Di-
  rect Expenses...........................   9
 Free Look Period.........................  10
 Tax Treatment of Cash Value..............  10
 Tax Treatment of the Death Benefit.......  10
 Communications...........................  10
SEPARATE ACCOUNT AND METROPOLITAN
 SERIES FUND..............................  11
 The Separate Account.....................  11
 Metropolitan Series Fund.................  11
POLICY BENEFITS...........................  12
 Death Benefits...........................  12
 Death Benefit Options....................  12
 Cash Value...............................  15
 Benefit at Final Date....................  16
 Optional Income Plans....................  16
 Optional Insurance Benefits..............  16
PAYMENT AND ALLOCATION OF PREMIUMS........  17
 Issuance of a Policy.....................  17
 Premiums.................................  17
 Allocation of Premiums and Cash Value....  18

                                                                          PAGE
                                                                          ----
 Policy Termination and Reinstatement....................................  20
CHARGES AND DEDUCTIONS...................................................  20
 Premium Expense Charges.................................................  20
 Transfer Charge.........................................................  21
 Monthly Deduction From Cash Value.......................................  21
 Charge Against the Separate Account.....................................  23
 Surrender Charge........................................................  23
 Guarantee of Certain Charges............................................  23
 Other Charges...........................................................  23
ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, CASH SURRENDER VALUES AND
 ACCUMULATED PREMIUMS....................................................  24
POLICY RIGHTS............................................................  31
 Loan Privileges.........................................................  31
 Surrender and Withdrawal Privileges.....................................  32
 Exchange Privilege......................................................  32
THE FIXED ACCOUNT........................................................  33
 General Description.....................................................  33
 Fixed Account Benefits..................................................  33
 Fixed Account Cash Value................................................  33
 Transfers, Withdrawals, Surrenders and Policy Loans.....................  34
RIGHTS RESERVED BY METROPOLITAN LIFE.....................................  34
OTHER POLICY PROVISIONS..................................................  34
SALES AND ADMINISTRATION OF THE POLICIES.................................  35
DISTRIBUTION OF THE POLICIES.............................................  36
FEDERAL TAX MATTERS......................................................  36
 Taxation of the Policy..................................................  36
 Taxation of Metropolitan Life...........................................  38
MANAGEMENT...............................................................  39
VOTING RIGHTS............................................................  42
 Right to Instruct Voting of Fund Shares.................................  42
 Disregard of Voting Instructions........................................  42
REPORTS..................................................................  42
STATE REGULATION.........................................................  42
REGISTRATION STATEMENT...................................................  43
LEGAL MATTERS............................................................  43
EXPERTS..................................................................  43
FINANCIAL STATEMENTS.....................................................  43
APPENDIX TO PROSPECTUS...................................................  44
OPTIONAL INSURANCE BENEFITS..............................................  45

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METROPOLITAN LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METROPOLITAN LIFE.

                                  DEFINITIONS

  Age--The age in full years of the insured at issue of the Policy, plus the number of full Policy years completed since issue. A full Policy year is completed upon the commencement of the next succeeding Policy year. The age is computed using the issue age.

  Beneficiary--The beneficiary is the person or persons designated by the owner of the Policy to receive the insurance proceeds upon the death of the insured.

  Cash Surrender Value--The cash value less any indebtedness and any applicable surrender charge and, if the Policy is surrendered in the first Policy year, less the Administration Charge for each full Policy month remaining to the end of the first Policy year.

  Cash Value--The sum of the Policy cash values in the Fixed Account, the investment divisions of the Separate Account and the Policy Loan Account.

  Date of Policy--The date set forth in the Policy that is used to determine Policy years and Policy months from issue. Policy anniversaries are measured from the Date of Policy.

  Designated Office--The home office of Metropolitan Life at 1 Madison Avenue, New York, New York 10010, to which all Policy owner communications are to be sent. Metropolitan Life may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the home office.

  Final Date--The policy anniversary on which the insured is Age 95. In states where permitted, the Policy owner may elect to continue the Policy after the Final Date.

  Fixed Account--An account which is part of the General Account and to which Metropolitan Life will allocate net premiums as directed by the owner of a Policy and credit certain fixed rates of interest.

  General Account--The assets of Metropolitan Life other than those allocated to the Separate Account or any other legally-segregated separate account.

  Guaranteed Minimum Death Benefit--A guarantee by Metropolitan Life that the specified face amount plus any additional death benefits provided by rider to the Policy will be paid regardless of the amount of cash value in the Policy, subject to certain requirements. Generally, four durations of the Guaranteed Minimum Death Benefit are available: (i) for the first five Policy years ("Five Year Guarantee"); (ii) to Age 65; (iii) to Age 75; or (iv) to Age 85 (see "Guaranteed Minimum Death Benefit").

  Federal Guideline Annual Premium--The level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if premiums were fixed by Metropolitan Life as to both timing and amount and were based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the Policy and any Policy riders. The Federal Guideline Annual Premium is based on the insured's age, sex, smoking status, and rate class and is generally higher for older ages, for males, for smokers and for those in a higher rate class.

  Increase Surrender Charge Measure--For the first year following the increase, the lesser of: (A) the amount by which actual cumulative premiums paid within twelve months following the date of the application for the specified face amount increase exceeds the sum of (i) the Surrender Charge Measure for the first Policy year plus (ii) the Increase Surrender Charge Measure for the first year following any prior increases; and (B) the Maximum Surrender Charge Premium at the time of the increase. On and after the second year following the increase, the lesser of: (A) the amount by which actual cumulative premiums paid within twenty-four months following the date of the application for the specified face amount increase exceeds the sum of (i) the Surrender Charge Measure for the second Policy year, plus (ii) the Increase Surrender Charge Measure for the second year following any prior increases; and (B) the Maximum Surrender Charge Premium for the second Policy year following the increase.

  Indebtedness--The total of any unpaid Policy loan and loan interest.

  Insured--The person upon whose life the Policy is issued.

  Investment Start Date--The date the first net premium is applied to the Fixed Account. It is the later of (1) the Date of Policy and (2) the date the first premium for a Policy is received at the Designated Office.

  Investment Division--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

  Issue Age--The age of the insured as of the birthday prior to or coincident with the date of the base policy.

  Loan Value--The maximum amount that may be borrowed under the Policy. The loan value equals the Policy's cash surrender value less two monthly deductions, or, if greater, 75% (90% in Virginia and Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater).

  Maximum Surrender Charge Premium--An amount determined at issue (or for specified face amount increases, at the time of the increase) which will not exceed: (i) for the first Policy year, or for the first year after the increase, 75% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue, or at the time of the increase, respectively; and (ii) for the second Policy year and thereafter, or the second and later years after the increase, 100% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue or at the time of the increase.

  Minimum Initial Premium--The lowest premium that must be paid by the Policy owner in the first Policy year. (See "Premiums").

  Minimum Initial Specified Face Amount--The minimum specified face amount of insurance for which a Policy may be issued. Currently, the amount is $100,000 for insureds in the preferred rate class, $50,000 for most other insureds, $25,000 for certain insureds over age 59 and $250,000 for most Policies distributed through brokers (see "Distribution of the Policies").

  Monthly Anniversary--The same date in each month as the Date of Policy. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a Valuation Date, the next Valuation Date will be deemed to be the monthly anniversary.

  Monthly Deduction--Charges deducted monthly from the cash value of a Policy and which include the monthly cost of term insurance, the mortality and expense risk charges, the monthly cost of any benefits provided by riders, and the monthly administration charges.

  Policy--The flexible premium multifunded life insurance policy offered by Metropolitan Life and described in this Prospectus.

  Policy Anniversary 65--The policy anniversary on which the Policy owner is age 65.

  Policy Loan Account--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Policy loan requested by a Policy owner is transferred.

  Policy Month--The month beginning on the monthly anniversary.

  Policy owner ("Owner")--The person so designated in the application or as subsequently changed.

  Portfolio--A portfolio represents a different class (or series) of stock of the Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

  Separate Account--Metropolitan Life Separate Account UL, a separate investment account of Metropolitan Life through which premiums paid under the Policy are invested to the extent allocated to the Separate Account by the Policy owner.

  Specified Face Amount--The amount of insurance specified on the face of the Policy.

  Surrender Charge Measure--For the first Policy year, the lesser of: (A) the actual cumulative premiums paid and (B) the maximum surrender charge premium. For the second Policy year and later Policy years, the lesser of (A) the actual cumulative premiums paid within the first two Policy years and (B) the maximum surrender charge premium.

  Valuation Date--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange on each Valuation Date and ending at the close of regular trading on the New York Stock Exchange, on the next succeeding Valuation Date.

  This Prospectus describes only those aspects of the Policy that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions (see "The Fixed Account").

                                    SUMMARY
 ................................................................................

PURPOSE OF SUMMARY

  This summary was written to give you an overview of the Policy and is qualified by the more detailed information provided in the prospectus and the Policy, when issued. You may find it helpful to review the definitions of terms described preceding this summary before reading the prospectus in full.

ABOUT METROPOLITAN LIFE

  Metropolitan Life, the issuer of the Policies, is a mutual life insurance company incorporated under the laws of the State of New York in 1866. Its home office is located at 1 Madison Avenue, New York, New York 10010. MetLife is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico, and all Provinces of Canada. Metropolitan Life, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. On December 31, 1997, Metropolitan Life had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $330.3 billion.

POLICY IN BRIEF

  The Policy is issued by Metropolitan Life. It is designed to meet the changing life insurance needs of a Policy owner. The Policy provides for a choice of death benefit options, flexible premium payments, and cash value accumulation through the Policy owner's selected options.

  The owner of the Policy may, within limits:

  .  Select from among three death benefit options
  .  Increase or decrease the specified face amount
  .  Choose the amount and frequency of premium payments
  .  Direct net premium payments to any of eleven funding options
  .  Transfer amounts among the funding options.
  .  Maintain a Guaranteed Minimum Death Benefit.

PREMIUMS

  The Minimum Initial Premium must be paid in the first Policy year or the Pol-icy will terminate after the grace period. The owner will also choose a volun-tary planned periodic premium payment schedule of at least $200 annually after the first Policy year. At any time, subject to certain limitations, additional premium payments of at least $250 may be made. In addition, in order to main-tain a guaranteed minimum death benefit, a minimum amount of premium is re-quired which varies based on several factors.

  If no guaranteed minimum death benefit is effective, the payment of premiums at any specified level does not guarantee that the Policy will remain in force. In the absence of the guaranteed minimum death benefit, for a Policy to remain in force, the cash surrender value must be sufficient to cover one monthly deduction. (See "Payment and Allocation of Premiums," "Policy Benefits--Death Benefits," and "Policy Termination and Reinstatement.")

THE GUARANTEED MINIMUM DEATH BENEFIT

  The Policy offers a guaranteed minimum death benefit that guarantees payment upon death of the specified face amount of insurance plus any additional death benefits provided by rider to the Policy; provided that certain premium requirements are satisfied. Generally, there are four durations available for the guaranteed minimum death benefit from which a Policy owner may choose: (i) for the first five Policy years; (ii) to Age 65; (iii) to Age 75; or (iv) to Age 85. The Policy owner elects the duration of the guaranteed minimum death benefit when the Policy is issued, and may later reduce its duration (see "Guaranteed Minimum Death Benefit").

CASH VALUE

  The Policy's total cash value includes the Policy value in the Separate Account, the Fixed Account, and the Policy Loan Account. This value reflects the investment experience of the Separate Account investment divisions selected, the interest credited to any allocations to the Fixed Account, loan activity, partial withdrawals, and Policy charges. There is no guaranteed minimum cash value if amounts are allocated to the Separate Account. (See "Policy Benefits," "Policy Rights" and "The Fixed Account.")

BENEFITS AND RIDERS

  A Policy owner has the flexibility to add optional insurance benefits by rider. These riders include spouse term insurance, children's term insurance, accidental death benefit, disability waiver of monthly deductions benefit, disability waiver of premium benefit, and accelerated death benefit. (See "Policy Benefits.")

DEATH BENEFIT OPTIONS

  The Policy provides for three death benefit options in most states:

  .Option A: the death benefit is the specified face amount of the Policy.

  .Option B: the death benefit is equal to the specified face amount of the
              Policy plus the cash value on the date of death.


  .Option C: Where the insured is age 60 or less, the death benefit is equal to the specified face amount of the Policy plus the cash value on the date of death until the policy anniversary 65; at policy anniversary 65, the death benefit is recalculated to equal the specified face amount plus the cash value on policy anniversary 65; the death benefit does not vary after this recalculation.

  After the second Policy year, the Policy owner may change the death benefit option once in any 12 month period or increase or decrease the specified face amount once in any 24 month period, subject to certain conditions and limitations. Such changes can have tax consequences and affect the charges and guarantees associated with the Policy. (See "Policy Benefits.")

THE FIXED ACCOUNT

  Fixed Account assets are held in the General Account of Metropolitan Life. Net premiums allocated to the Fixed Account are credited with an effective annual interest rate of at least 3% per year. (See "The Fixed Account.")

THE SEPARATE ACCOUNT AND THE METROPOLITAN SERIES FUND

  Separate Account UL is a separate investment account of Metropolitan Life. It currently has ten investment divisions available to Policy owners. The assets of each division are invested in the corresponding portfolio of the Metropolitan Series Fund, Inc. Each portfolio of the Fund has a different investment objective. (See "Separate Account and Metropolitan Series Fund," and the prospectus for the Fund, which is attached at the end of this prospectus.)

THE FUNDING OPTIONS

  The available investment divisions of the Separate Account are the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity divisions. Consult a sales representative registered with Metropolitan Life for more information. The Policy owner may allocate the net premiums paid to one or more of the investment divisions of the Separate Account and/or to the Fixed Account. Net premiums are equal to the premium paid less premium expense charges. Unlike the Fixed Account, the investment performance of a Separate Account investment division is not guaranteed by Metropolitan Life. The Policy owner should consider his or her risk tolerance before selecting the funding options for premium payments. A Policy owner may change the allocation of future net premiums at any time. (See "Separate Account and Metropolitan Series Fund," "Payment and Allocation of Premiums," and "The Fixed Account.")

AUTOMATED INVESTMENT STRATEGIES

  There are currently four automated investment strategies available.

  . Equity Generator SM--If monthly interest earned is at least $20, the in-terest is transferred from the Fixed Account to the Policy owner's se-lected option of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division.

  . Equalizer SM--At the end of a specified period as determined by Metropol-itan Life (e.g. monthly, quarterly) a transfer is made between the Fixed Account and the Policy owner's selected option of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Divi-sion to make them equal in value.

  . Allocator SM--The Policy owner designates a monthly transfer from the Fixed Account to the any investment division.

  . Rebalancer SM--Cash value is redistributed quarterly so that it is allo-cated among the Fixed Account and the investment divisions of the Sepa-rate Account in the same proportion in which net premiums are allocated.

FUND TRANSFERS AND CHARGES

  A Policy owner may transfer amounts among the investment divisions of the Separate Account and the Fixed Account. Currently there are no charges assessed for transfers. Metropolitan Life reserves the right to charge up to $25 for each transfer and to limit the timing or amount of transfers to or from the Fixed Account; however, no charges will be assessed under any of the automated investment strategies. (See "Payment and Allocation of Premiums," and "Charges and Deductions.")

PREMIUM EXPENSE CHARGES

  A 5.50% charge is deducted from each premium payment. The charge includes:
   . 2.25% for front-end sales charges
   . 2% for state premium tax charges
   . 1.25% to recover a portion of Metropolitan Life's federal income taxes. (See "Charges and Deductions.")

MONTHLY DEDUCTION FROM CASH VALUE

  The Policy's cash value is reduced each month by the sum of: 1) cost of term insurance charge, 2) a charge for additional riders, 3) a charge for adminis-tration and 4) a charge for mortality and expense risks. (See "Charges and De-ductions.")

  The charge for the cost of term insurance compensates Metropolitan Life for the insurance coverage provided under the Policy. The charge varies based on several factors including age, sex (except in Montana), rating class and specified face amount then in effect.

  The charge for administration is $35.00 per month for insureds who are Age 41 and over. The charge is lower at younger ages. After the first Policy year, the monthly administration charge is $10.00 unless certain premium requirements have been met, in which case the monthly administration charge will be lower, based on specified face amount. If the Policy is surrendered during the first Policy year, any remaining amount of the full year's charge for administration will be deducted upon surrender.

  The charge for mortality and expense risks assumed by Metropolitan Life is equivalent to a monthly rate of .075% of the cash value in the separate account on each monthly anniversary. This charge may be reduced in the years following Policy year 10.

INCREASE IN SPECIFIED FACE AMOUNT CHARGE

  Any increase in the specified face amount requested by a Policy owner will result in an underwriting expense charge of $5 per month for the twelve months following the month of increase. (See "Policy Benefits.")

SURRENDER AND SURRENDER CHARGES

  At any time the Policy owner may request in writing the Policy's cash surren-der value. A surrender charge is imposed during the first 15 Policy years and during the first 15 years after an increase in the specified face amount. (See "Charges and Deductions" and "Policy Rights.") The maximum surrender charges are set forth in the Policy. Because of the surrender charge, it is unlikely that the Policy will have any cash surrender value for at least the first Pol-icy year unless the Policy owner pays significantly more than the Minimum Ini-tial Premium.

PARTIAL WITHDRAWALS

  Partial withdrawals of at least $500 may be made from the Policy's cash value after the second Policy year. A pro rata surrender charge will be applied to withdrawals. However, up to 10% of a Policy's cash surrender value may be with-drawn in each Policy year free of surrender charge. The request must be made in writing. Partial withdrawals under death benefit Option A, or Option C on or after policy anniversary 65, will reduce the specified face amount of the Poli-cy. (See "Policy Rights.")

LOANS

  The Policy owner may obtain a Policy loan whenever the Policy has a loan val-ue. The loan amount is placed into the Policy Loan Account as collateral, and is credited a guaranteed interest rate of 4% per year. The rate charged on the loan is currently 6% per year. Loan interest is payable at the end of each Pol-icy year. The interest rate charged for a loan may be reduced to 4.6% after the tenth Policy year and will never be greater than 6% per year.

FUND INVESTMENT MANAGEMENT FEES AND DIRECT EXPENSES

  For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund for providing investment management services to each Portfolio. The following chart shows the fee and other Fund expenses for each Portfolio.

    METROPOLITAN SERIES FUND ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET
                                ASSETS(A))

                                                              OTHER
                                                             EXPENSES
                                              MANAGEMENT  AFTER EXPENSE
                                               FEES(B)   REIMBURSEMENT(C) TOTAL
                                              ---------- ---------------- -----
  MetLife Stock Index Portfolio..............    .25%          .08%        .33%
  State Street Research Income Portfolio.....    .33%          .10%        .43%
  State Street Research Diversified
   Portfolio.................................    .44%          .06%        .50%
  State Street Research Growth Portfolio.....    .49%          .07%        .56%
  State Street Research Aggressive Growth
   Portfolio.................................    .71%          .08%        .79%
  T. Rowe Price Small Cap Growth Portfolio...    .55%          .18%        .73%
  Scudder Global Equity Portfolio............    .90%          .22%       1.12%
  Loomis Sayles High Yield Bond Portfolio....    .70%          .20%        .90%
  Janus Mid Cap Portfolio....................    .75%          .14%        .89%
  State Street Research International Stock
   Portfolio.................................    .75%          .28%       1.03%

 --------

 (a) Except for the annual expenses for the Loomis Sayles High Yield Bond,
     T. Rowe Price Small Cap Growth, Scudder Global Equity and Janus Mid Cap Portfolios, which are expressed as a percentage of the year-end net assets.

 (b) The marginal fee rate for the State Street Research Income Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research International Stock Portfolio, T. Rowe Price Small Cap Growth Portfolio, Janus Mid Cap Portfolio, and Scudder Global Equity Portfolio will decrease when the dollar amount in each such Portfolio reaches certain threshold amounts.

 (c) Expenses for the T. Rowe Price Small Cap Growth, Janus Mid Cap, Scudder Global Equity and Loomis Sayles High Yield Bond Portfolios are based on estimated amounts for 1998. Metropolitan Life agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. Expenses for the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, absent the expense reimbursement, would have been .39% and .31%, respectively. Metropolitan Life ceased subsidizing such expenses for the Janus Mid Cap Portfolio as of December 31, 1997 and the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998, where the Portfolios' assets exceeded $100 million.


  For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

FREE LOOK PERIOD

  The Policy owner may return the Policy during the free look period. This pe-riod is the later of 10 days after receipt of the Policy (except where state law requires a longer period) or 45 days after Part A of the application has been completed. If the Policy is returned, Metropolitan Life will send the Pol-icy owner a complete refund of any premiums paid within 7 days. Net premium payments allocated to the Separate Account will be invested in the Fixed Ac-count for 20 days after the Investment Start Date. In addition, no cash value transfers or participation in automated investment strategies will be permitted until 20 days after the Investment Start Date.

TAX TREATMENT OF CASH VALUE

  Cash value in the Policy is not taxed until it is withdrawn from the Policy. In general, a Policy owner will be taxed on the amount of cash value withdrawn that is in excess of the premiums paid less prior nontaxable withdrawals at the time of withdrawal, surrender, or Policy Final Date. This excess is treated as ordinary income. Withdrawals and loans from contracts referred to as modified endowment contracts are taxed on an income first basis to the extent of gain in the Policy. A 10% additional tax also applies in certain circumstances. If a Policy is part of a collateral assignment equity split-dollar arrangement with an employer, any increase in cash value may be taxable annually. An individual should consult with and rely on the advice of a tax advisor with respect to any type of split-dollar arrangement involving a Policy. (See "Federal Tax Mat-ters.")

TAX TREATMENT OF THE DEATH BENEFIT

  The beneficiary generally will not be taxed on the death benefit proceeds of the Policy. The death benefit under the Policy may be subject to Federal and State estate tax. (See "Federal Tax Matters.")

COMMUNICATIONS

  Premium payments and other communications should be sent to the Designated Office for the Policy. Metropolitan Life may establish different Designated Of-fices for various Policy transactions. The Policy owner should use the forms that Metropolitan Life has prepared for these purposes. The forms may be ob-tained from an account representative or the Designated Office.

  A premium payment or other communication is considered received on the date that it is actually received in the Designated Office (the "Date of Receipt") with two exceptions: 1) if received on a day that is not a Valuation Date or 2) if received by other than U.S. mail after the close of regular trading on the New York Stock Exchange. The Date of Receipt will then be the next Valuation Date. Absent extraordinary circumstances, regular trading on the New York Stock Exchange ends at 4:00 p.m. New York City time.

 ...............................................................

SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
 ................................................................................

THE SEPARATE ACCOUNT

  The Separate Account, which is a separate investment account of Metropolitan Life, was established by Metropolitan Life pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with other forms of the flexible premium multifunded life insur-ance policies issued by Metropolitan Life. The assets allocated to the Separate Account are the property of Metropolitan Life, and Metropolitan Life is not a trustee by reason of the Separate Account. Metropolitan Life may accumulate in the Separate Account mortality and expense risk charges, mortality gains and investment gains on those assets (which represent such charges) in the Separate Account and other amounts in excess of Metropolitan Life's liabilities and re-serves with respect to the Separate Account.

  The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Metropolitan Life. Each Policy provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of Metropolitan Life with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of Metropolitan Life. Metropolitan Life may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities. The liabilities are Metro-politan Life's total commitments under the Policies; the reserves are the as-sets allocated to pay these commitments.

  Although the Separate Account is an integral part of Metropolitan Life, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment practices or policies of the Separate Account or of Metropolitan Life by the Commission.

  There are currently ten investment divisions available to the Policy in the Separate Account. The assets in each investment division are invested in a sep-arate class (or series) of stock issued by the Fund. Each class of stock repre-sents a separate portfolio within the Fund. New investment divisions may be added as new portfolios are added to the Fund and made available to Policy own-ers. In addition, investment divisions may be eliminated from the Separate Ac-count. The owner of a Policy may designate how the net premiums under the Pol-icy are to be allocated among the then currently available investment divi-sions.

METROPOLITAN SERIES FUND

  The Fund is a "series" type of mutual fund which is registered with the Secu-rities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each Fund portfolio presently available to Policy owners is set forth below.

  State Street Research Growth Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

  State Street Research Income Portfolio. The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

  State Street Research Diversified Portfolio. The investment objective of this portfolio is to achieve a high total return while attempting to limit invest-ment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

  State Street Research Aggressive Growth Portfolio. The investment objective of this portfolio is to achieve maximum capital appreciation by investing pri-marily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, un-dervalued securities or special situations.

  State Street Research International Stock Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital by investing pri-marily in common stocks and equity-related securities of non-United States com-panies.

  MetLife Stock Index Portfolio. The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price In-dex (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

  Loomis Sayles High Yield Bond Portfolio: The investment objective of this portfolio is to achieve high total investment return through a combination of current income and capital appreciation. The Portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

 ...............................................................

  Janus Mid Cap Portfolio: The investment objective of this non-diversified portfolio is to provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.

  T. Rowe Price Small Cap Growth Portfolio: The investment objective of this portfolio is to achieve long-term capital growth by investing in small capital-ization companies.

  Scudder Global Equity Portfolio: The investment objective of this portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Port-folio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental considera-tion.

  Metropolitan Life acts as the investment manager for the Fund; State Street Research & Management Company ("State Street Research"), a wholly-owned subsidiary of Metropolitan Life, provides sub-investment management services with respect to the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth, State Street Research Money Market and State Street Research International Stock Portfolios. Loomis, Sayles & Company, L.P. ("Loomis Sayles"), whose general partner is indirectly owned by Metropolitan Life, provides sub-investment management services with respect to the Loomis Sayles High Yield Bond Portfolio. T. Rowe Price Associates, Inc. ("T. Rowe Price") provides sub-investment management services with respect to the T. Rowe Price Small Cap Growth Portfolio. Janus Capital Corporation ("Janus") provides sub-investment management services with respect to the Janus Mid Cap Portfolio. Scudder Kemper Investments, Inc. ("Scudder") provides sub-investment management services with respect to the Scudder Global Equity Portfolio. Sub-investment manager fees are paid by Metropolitan Life. GFM International Investors, Inc. ("GFM"), a subsidiary of State Street Research, is the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the State Street Research International Stock Portfolio.

  Metropolitan Life purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any divi-dend or capital gain distributions received from the Fund are likewise rein-vested in Fund shares at net asset value as of the dates paid. The distribu-tions have the effect of reducing the value of each share of the Fund and in-creasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by Metropolitan Life for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and dis-tributions reinvested, transfers to and among investment divisions, Policy loans, loan repayments and benefit payments to be effected pursuant to the terms of the Policies as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each portfo-lio determined as of the end of that same Valuation Date.

  A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose," in the prospectus for the Fund for a discussion of the different separate ac-counts of Metropolitan Life and its affiliates that invest in the Fund and the risks related thereto.

POLICY BENEFITS
 ................................................................................

  The discussion below assumes that no riders under the Policy are in effect. See the Appendix to Prospectus, for a discussion of how certain riders can af-fect benefits under the Policy.

DEATH BENEFITS

  As long as the Policy remains in force (see "Policy Termination and Rein-statement--Termination"), Metropolitan Life will, upon due proof of the insured's death, pay the insurance proceeds of the Policy to the named benefi-ciary. The proceeds may be received by the beneficiary in a single sum or under one or more of the optional income plans set forth in the Policy (see "Optional Income Plans"). The amount of insurance proceeds is determined as of the end of the Valuation Period that includes the insured's date of death.

  The insurance proceeds are: The death benefit provided under Option A, Option B or Option C, whichever is elected and in effect on the date of death; plus
(b) any additional insurance on the insured's life that is provided by rider; minus (c) any outstanding indebtedness and any due and unpaid charges accruing during the grace period.

DEATH BENEFIT OPTIONS

  At least two death benefit options are available as described below: Option A and Option B. Death Benefit Option C is also available where the insured is age 60 or less at issue. The Policy owner designates the desired option in the ap-plication and can change the option by written request after the second Policy year (see "Change in Death Benefit Option").

 ...............................................................

  Option A--The death benefit is equal to the specified face amount of insur-ance.

  Option B--The death benefit is equal to the specified face amount of insur-ance plus the cash value.

  Option C--The death benefit is equal to the specified face amount of insur-ance plus the cash value if the insured dies prior to policy anniversary 65. At policy anniversary 65, the specified face amount of insurance is recalcu-lated to equal the specified face amount of insurance plus the cash value as of the end of the prior day. Thereafter, the specified face amount of insur-ance will be paid upon death.

  Alternative Death Benefit--Under Option A, Option B or Option C, an alterna-tive death benefit automatically applies if it is greater than the regular death benefit option chosen. The alternative death benefit under each option is a percentage of the cash value as set forth in the following table. The al-ternative death benefit is determined in accordance with federal income tax laws, to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the ben-eficiary.

         AGE
    OF INSURED AT
 BEGINNING OF POLICY                                              PERCENTAGE OF
        YEAR                                                       CASH VALUE
 -------------------                                              -------------
 40 and less: ...................................................     250%
 45: ............................................................     215%
 50: ............................................................     185%
 55: ............................................................     150%
 60: ............................................................     130%
 65: ............................................................     120%
 70: ............................................................     115%
 75: ............................................................     105%
 80: ............................................................     105%
 85: ............................................................     105%
 90: ............................................................     105%
 95: ............................................................     100%

For the ages not listed, the percentage decreases by a ratable portion for each full year.

  In no event will the death benefit be lower than the minimum amount required to maintain the Policy as life insurance under federal income tax law and ap-plicable Internal Revenue Service rules.

  Option A, Option B, and Option C all provide insurance protection, as well as possible build-up of cash value. Under Option A, and under Option C on or after policy anniversary 65, the insurance coverage remains level unless the alternative death benefit applies. Under Option B, and under Option C prior to policy anniversary 65, the insurance protection varies as the cash value changes.

  For a given specified face amount, the amount of the death benefit may be greater under Option B, and under Option C prior to policy anniversary 65, than under Option A, or under Option C on or after policy anniversary 65. This is because the cash value is added to the specified face amount and included in the death benefit under the former situations but not under the latter sit-uations. By the same token, the cost of term insurance included in the monthly deduction (see "Charges and Deductions--Cost of Term Insurance") will be greater, and thus the accumulation of cash value will be lower under Option B, and under Option C prior to policy anniversary 65, than under Option A assum-ing the same specified face amount and the same actual premiums paid. After policy anniversary 65, the cost of term insurance will be greater for Option B than for Option C and greater for Option C than for Option A, assuming the same specified face amount at issue and the same premiums paid.

  Under Option C the death benefit is designed to increase during the Policy owner's earning years, because the need for life insurance is presumed to in-crease with increasing income. On policy anniversary 65, which is the assumed retirement age, the specified face amount is adjusted to equal the then cur-rent level of death ben-efit, and no further increases in death benefit are made, since presumably such increases are no longer required.

  Guaranteed Minimum Death Benefit. Generally, the Policy offers a guaranteed minimum death benefit that guarantees the specified face amount of insurance plus any additional death benefits provided by rider to the Policy, if certain premium requirements are satisfied. Generally, there are four durations of guaranteed minimum death benefit from which a Policy owner may choose: (i) for the first five Policy years; (ii) to Age 65 (available only if the insured was Age 60 or less on the date the Policy was issued); (iii) to Age 75 (available only if the insured was Age 70 or less on the date the Policy was issued); or
(iv) to Age 85 (available only if the insured was Age 80 or less on the date the Policy was issued). The Policy owner must elect the duration of the guaranteed minimum death benefit on or before the Policy issue date. In addition, a Policy owner may later reduce the duration of the guaranteed minimum death benefit by reducing the premiums paid to an amount that will only support the shorter duration. If at the end of the elected guaranteed minimum death benefit duration, the Policy owner's actual cumulative premiums that have been paid by each monthly anniversary would entitle the owner to receive a longer duration of guaranteed minimum death benefit, the duration will be increased to the appropriate duration. The Policy owner will then need to pay the necessary premium to maintain the guaranteed minimum death benefit for the longer duration.

  The guaranteed minimum death benefit and/or certain of its durations may not be available to all rating classes; however, Metropolitan Life will not discriminate unfairly in offering the guaranteed minimum death benefit to Policy owners.

  There is no additional charge for the guaranteed minimum death benefit; however, there are minimum

 ...............................................................
premium amounts required to keep the guarantee in effect which vary based on several factors (see "Premiums"). The Policy is tested on each monthly anniversary in order to verify that the minimum required premium amounts have been paid to keep the applicable duration of guaranteed minimum death benefit in effect. If the premium requirements for a particular duration of the guaranteed minimum death benefit have not been maintained on a Policy that had such duration, but the premium requirements for a shorter duration of the guarantee that is available under such Policy have been met, a notice will be sent to the Policy owner stating that the duration of the guarantee will be reduced to the longest guarantee that is supported by the premiums paid, unless sufficient premiums are paid within 61 days from the monthly anniversary that the premium requirements to maintain the guaranteed minimum death benefit have not been met. Similarly, if there is no shorter duration that would still be available to the Policy in question, a notice will be sent to the Policy owner stating that the guaranteed minimum death benefit under the Policy will terminate, unless sufficient premiums are paid within 61 days from the monthly anniversary that the premium requirements to maintain the guaranteed minimum death benefit have not been met. ONCE A GIVEN DURATION OF THE GUARANTEED MINIMUM DEATH BENEFIT HAS BEEN TERMINATED, IT MAY NOT BE REACTIVATED.

  Change in Specified Face Amount. Subject to certain limitations, a Policy owner, after the second Policy year and before the insured reaches Age 80, may increase or decrease the specified face amount of a Policy once in any 24 month period (see "Decreases" and "Increases," below). Any increase or de-crease in the specified face amount requested by the Policy owner will become effective on the monthly anniversary on or next following the Date of Receipt of the request, or, if evidence of insurability is required, the date of ap-proval of the request.

  Decreases. The specified face amount remaining in force after any requested decrease may not be less than the Minimum Initial Specified Face Amount during the first five Policy years nor less than one-half the Minimum Initial Speci-fied Face Amount thereafter. However, no decrease in specified face amount will be permitted that would reduce the specified face amount below $25,000. Any decrease in the specified face amount that is permitted may result in a loss of the guaranteed minimum death benefit as well as a taxable distribution determined by Internal Revenue Code rules (see "Premiums--Premium Limita-tions"). For purposes of determining the cost of term insurance charge and the amount of subsequent premium requirements to maintain a guaranteed minimum death benefit, a decrease in the specified face amount will reduce the speci-fied face amount in the following order: (a) the specified face amount pro-vided by the most recent increase; (b) the next most recent increases succes-sively; and (c) the initial specified face amount.

  Increases. Unless a guaranteed minimum death benefit is in effect, any change in the specified face amount requested by the Policy owner which re-sults in an increase in the death benefit may be made only if the cash surren-der value after the change is large enough to cover at least two monthly de-ductions based on the most recent cost of term insurance charge deducted. The minimum amount of an increase is $5,000. Any such change will require that ad-ditional evidence of insurability be submitted to Metropolitan Life and will be subject to an underwriting charge of $5 per month for the twelve months following the month of increase. Metropolitan Life will deduct this charge from the existing cash value in the same manner in which the monthly deduc-tions are taken (see "Monthly Deduction From Cash Value").

  Effect of Changes in Specified Face Amount on Charges and Guaranteed Minimum Death Benefit. A change in the specified face amount generally will affect the term insurance amount used to compute a Policy owner's cost of term insur-ance charge (see "Charges and Deductions--Cost of Term Insurance," "Cost of Term Insurance Rate," and "Rate Class"). This in turn can affect the level of subsequent cash values and death benefits. A change in the specified face amount may also affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters"). An increase in the specified face amount results in additional surrender charges. A decrease in the speci-fied face amount of insurance will generally be subject to a surrender charge (see "Charges and Deductions--Surrender Charge").

  Changes in the specified face amount of insurance will impact the premium requirements for maintaining a guaranteed minimum death benefit. If a Policy owner increases or decreases the specified face amount of a Policy that main-tains a guaranteed minimum death benefit, the future premiums necessary to maintain the guarantee on the Policy may increase or decrease, respectively (see "Premiums").

  Change in Death Benefit Option. Generally, after the second Policy year, the death benefit option in effect may be changed once in any 12 month period while the insured is alive to any other available death benefit option by sending a written request for change to the Designated Office. A change from Option A or Option B to Option C will only be permitted for Policy owners who have Policies under which Option C is available. In addition, a change to Op-tion C will not be permitted after the policy anniversary on which the insured is age 60. A change in death benefit option will not be permitted unless the cash surrender value of a Policy after the change is effected would be suffi-cient to pay at least two monthly deductions. Changing death benefit options will

 ...............................................................

not require evidence of insurability and the effective date of any such change will be the monthly anniversary on or following the Date of Receipt of the request.

  If the death benefit option is changed from Option B, or Option C prior to policy anniversary 65 to Option A, the specified face amount will be increased to equal the death benefit which would have been payable under Option B or Op-tion C on the effective date of the change. The death benefit will not be al-tered at the time of the change. However, the change in death benefit option will affect the determination of the death benefit from that point on since the cash value will no longer be added to the specified face amount in determining the death benefit. From that point on, the death benefit will equal the new specified face amount (or, if higher, the alternative death benefit). This will mean that the cost of term insurance may be higher or lower than it otherwise would have been since any increases or decreases in cash values will, respec-tively, reduce or increase the term insurance amount under Option A (see "Charges and Deductions--Cost of Term Insurance").

  If the death benefit option is changed from Option A, or Option C on and af-ter policy anniversary 65, to Option B, the specified face amount will be de-creased to equal the death benefit less the cash value on the effective date of the change. Similarly, if the death benefit is changed from Option A to Option C before policy anniversary 65, the specified face amount will be decreased to equal the death benefit less the cash value on the effective date of the change. Neither of these changes may be made if it would result in a specified face amount which is less than the Minimum Initial Specified Face Amount during the first five Policy years and one-half the Minimum Initial Specified Face Amount thereafter. In no case will a change be made if it would result in a specified face amount of less than $25,000. As with a change from Option B, or Option C prior to policy anniversary 65, to Option A, a change from Option A, or Option C on and after policy anniversary 65, to Option B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from that point on. Since, from that point on, the cash value will be added to the new specified face amount, the death benefit will vary with the cash value. This is also the case with a change from Option A to Op-tion C before policy anniversary 65. Moreover, under Option B, or Option C prior to policy anniversary 65, the term insurance amount will not vary unless the alternative death benefit is in effect. Therefore, the cost of term insur-ance may be higher or lower than it otherwise would have been without the change in death benefit option (see "Charges and Deductions--Cost of Term Insurance"). A change in death benefit option will not be permitted if it re-sults in total premiums paid exceeding the then current maximum premium limita-tions determined by Internal Revenue Service Rules (see "Premiums--Premium Lim-itations").

  If the death benefit option is changed from Option B to Option C prior to policy anniversary 65, from Option C to Option A on or after policy anniversary 65, or from Option C to Option B prior to policy anniversary 65, no change in specified face amount will be made.

  Under Option A, Option B and Option C, cost of term insurance rates generally increase as the insured's age increases. Nevertheless, assuming a positive cu-mulative net investment return with respect to any amounts in the Separate Ac-count, changing the death benefit option from Option B, or Option C prior to policy anniversary 65, to Option A will reduce the term insurance amount and therefore the cost of term insurance charge for all subsequent monthly deduc-tions compared to what such charge would have been if no such change were made.

  A change in death benefit option that results in an increase or a decrease in the specified face amount of insurance on a Policy that maintains a guarantee may require higher or lower premiums, respectively, to maintain the guarantee (see "Premiums--Payment of Premiums"). A death benefit option change that increases the specified face amount will result in the establishment of an increased surrender charge. A death benefit option change that decreases the specified face amount may result in the deduction of a surrender charge (see "Charges and Deductions--Surrender Charge").

  THE POLICY OWNER SHOULD CONSIDER THE EFFECT OF A CHANGE IN THE SPECIFIED FACE AMOUNT OR DEATH BENEFIT OPTION ON THE OWNER'S ABILITY TO KEEP A GUARANTEED MINIMUM DEATH BENEFIT IN EFFECT AFTER SUCH CHANGE.

CASH VALUE

  The total cash value of a Policy at any time is the sum of the Policy's cash values in the Fixed Account (see "The Fixed Account"), the Policy Loan Account (see "Policy Rights--Loan Privileges"), and the investment divisions of the Separate Account at such time. The Policy's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment re-turn of the chosen investment divisions of the Separate Account (see "Separate Account Net Investment Return"). There is no guaranteed minimum cash value in the Separate Account.

  Calculation of Separate Account Cash Value. 20 days after the Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of the first monthly deduction allocated to the Policy's cash value in that investment division (see "Payment and Allocation of Premiums--Allo-

 ...............................................................
cation of Premiums and Cash Value"). Thereafter, on each Valuation Date, the Policy's cash value in an investment division of the Separate Account will equal:

(1) The cumulative net premium payments allocated to the investment division;
    plus

(2) All cash values transferred to the investment division from the Fixed Ac-count, from the Policy Loan Account upon loan repayment (including all in-terest credited on loaned amounts) or from another investment division; minus

(3) Any cash value transferred from the investment division to the Fixed Ac-count, to the Policy Loan Account upon taking out a loan or to another in-vestment division; minus

(4) Any partial cash withdrawal from the investment division and the amount of any surrender charge that has been deducted from that division; minus

(5) The portion of the cumulative monthly deductions allocated to the Policy's cash value in the investment division (see "Charges and Deductions-- Monthly Deduction from Cash Value"); minus

(6) The portion of any transfer charge allocated to the Policy's cash value in the investment division (see "Charges and Deductions--Transfer Charge"); plus

(7) The cumulative net investment return (discussed below) on the net amount of cash value in the investment division.

  The Policy's total cash value in the Separate Account equals the sum of the Policy's cash value in each investment division.

  Separate Account Net Investment Return. A Separate Account investment divi-sion's net investment return is determined as of the end of each Valuation Date. All transactions and calculations with respect to the Policies as of any Valuation Date are determined as of such time.

  Each Separate Account division is credited with a rate of investment return equal to its gross rate of investment return during the Valuation Period which may be reduced by a charge for Metropolitan Life's taxes, if any such tax charge becomes necessary in the future (see "Charges and Deductions--Charges Against the Separate Account"). The investment division's gross rate of in-vestment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends paid by the port-folio during the period.

  Depending primarily on the investment experience of the underlying Fund portfolio, a Separate Account investment division's net investment return may be either positive or negative during a Valuation Period.

  From time to time the Separate Account may advertise its performance ranking and rating information among similar investments as compiled by Lipper Analyt-ical Services Inc., Morningstar, Inc. and other independent organizations. In addition, Metropolitan Life may advertise ratings assigned by independent rat-ing agencies that are relevant when considering the guarantees provided by Metropolitan Life.

  From time to time the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term govern-ment bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Ac-count may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. Personalized illustrations based on histor-ical Separate Account performance may also be provided.

BENEFIT AT FINAL DATE

  If the insured is living, Metropolitan Life will pay to the Policy owner the cash value of the Policy on the Final Date, reduced by any outstanding indebt-edness (see "Policy Benefits--Cash Value"). Unless extended the Final Date of a Policy is the Policy anniversary on which the insured is 95 (see "Federal Tax Matters").

OPTIONAL INCOME PLANS

  During the insured's lifetime, the Policy owner may arrange for the insur-ance proceeds to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see the Appendix to Prospectus. These choices are also available at the Final Date and if the Policy is surrendered. If no election is made, Metropolitan Life will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

  When the insurance proceeds are payable in a single sum, the beneficiary may, within one year of the insured's death, select one or more of the op-tional income plans, if no payments have yet been made. If the insurance pro-ceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change con-tingent beneficiaries.

OPTIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the optional insurance bene-fits described in the Appendix to

 ...............................................................
the Prospectus, may be included with a Policy by rider. The cost of any op-tional insurance benefits will be deducted as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value"). There is no charge for the accelerated death benefit rider. See the Appendix to the Pro-spectus, for a discussion of how certain riders affect the benefits and the exercise of certain rights under the Policy. The addition of optional insur-ance benefits may increase the premiums required to keep the minimum guaran-teed death benefit in effect. Policy owners should consider their ability to maintain a minimum guaranteed death benefit when adding optional insurance benefits.

PAYMENT AND ALLOCATION OF PREMIUMS
 ...............................................................................

ISSUANCE OF A POLICY

  Individuals wishing to purchase a Policy must complete an application which will be sent to the Designated Office. A Policy will not be issued with a specified face amount less than the Minimum Initial Specified Face Amount. A Policy will generally be issued only to insureds 80 years of age or under who supply evidence of insurability satisfactory to Metropolitan Life. Metropoli-tan Life may, however, at its sole discretion, issue a Policy to an individual above Age 80. Acceptance is subject to Metropolitan Life's underwriting rules, and Metropolitan Life reserves the right to reject an application for any rea-son permitted by law.

  The Date of Policy is the date used to determine Policy years and Policy months regardless of when the Policy is delivered. The Date of Policy will or-dinarily be the date the application is approved. Within limits, Metropolitan Life may establish an earlier Date of Policy (but no earlier than the date the application is completed) if desired to preserve a younger age at issue for the insured. Individuals may also request that the Date of Policy be the date the application is completed if a payment of at least $2,500 is received with the application. In these instances, the Policy owner will incur a charge for insurance protection under the Policy where the insurance is in force under the temporary insurance agreement described below. However, an earlier Date of Policy has the potential advantage, to the Policy owner, of an earlier Invest-ment Start Date if a payment is received with the application. In the case of certain payroll deduction plans, or other automatic investment plans, the Date of Policy may be earlier or later than the date the first premium payment is received, pursuant to established administrative rules.

  If a premium payment equivalent to at least one "check-o-matic" payment is received with the application, and there has been no material misrepresenta-tion in the application, fixed, temporary insurance equal to the specified face amount applied for up to a maximum amount of $500,000, provided at no ad-ditional charge, will start as of the date the application was completed and will continue for a maximum of 90 days. However, if a medical examination of a person to be insured is initially required by the underwriting rules of Metro-politan Life, coverage on that person will not start until completion of the examination. If it is not completed within 90 days from the date of the appli-cation, there will be no coverage, except that, if the person to be insured dies from an accident within 30 days from the date of the application and be-fore the examination is completed, temporary insurance will be in effect if it has not already ended under the terms of the temporary insurance agreement. In no event will a death benefit be provided under the temporary insurance agree-ment if death is by suicide.

  Metropolitan Life will allocate net premiums to the Fixed Account on the In-vestment Start Date. Allocation of net premium payments with respect to the investment divisions of the Separate Account are effective 20 days after the Investment Start Date.

  Except as otherwise provided in any temporary insurance agreement, there will be no insurance coverage under a Policy unless at the time the Policy is delivered the insured's health is the same as stated in the application and, in most states, the insured has not sought medical advice or treatment subse-quent to the date of the application.

PREMIUMS

  Payment of Premiums. Each Policy owner will determine a voluntary planned periodic premium schedule that provides for the payment of a level premium at fixed intervals for a specified period of time. The Policy owner is not re-quired to pay premiums in accordance with the voluntary planned periodic pre-mium schedule.

  IF NO GUARANTEED MINIMUM DEATH BENEFIT IS IN EFFECT, THE PAYMENT OF PREMIUMS DOES NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE. Instead, the duration of the Policy depends upon the Policy's cash surrender value (see "Policy Termi-nation and Reinstatement--Termination").

  The Policy owner must designate in the application one of the following ways to pay the voluntary planned periodic premium. The Policy owner may elect to pay the planned periodic premium annually, semi-annually, or monthly through "check-o-matic" payments. Monthly "check-o-matic" payments are automatically made by preauthorized transfers from a bank checking account. A Policy owner may also elect to pay monthly voluntary planned periodic premiums through other systematic payment plans or through various payroll deduction plans if provided by the employer of the Policy owner. In certain situations Metropoli-tan Life may permit the pay-

 ...............................................................
ment of monthly voluntary planned periodic premiums in another manner. Any such payment method will be made available in a manner that will not discrimi-nate unreasonably or unfairly against any Owner.

  Subject to the maximum premium limitations described below, a Policy owner may make unscheduled premium payments at any time. The Policy, therefore, pro-vides the owner with the flexibility to vary the frequency and amount of pre-mium payments to reflect changing financial conditions.

  All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of the Date of Receipt.

  Premiums for Guaranteed Minimum Death Benefit. There are minimum premium amounts required to keep the guarantee in effect which vary based on several factors including the duration of the guarantee, specified face amount, smok-ing class, underwriting class, death benefit option and any riders added to the Policy, each as then in effect, as well as the issue age and sex of the insured. Changes in certain of these factors will impact the premiums required to maintain these guarantees.

  Generally, for a given owner, the premium required to maintain the guaran-teed minimum death benefit will be higher: (i) for death benefit option B, and death benefit option C, than for death benefit option A; (ii) the longer the duration of the guaranteed minimum death benefit; and (iii) for higher speci-fied face amounts. To maintain a guaranteed minimum death benefit these re-quired premiums must be paid for the entire guaranteed minimum death benefit period. The Policy is tested on each monthly anniversary in order to verify that a sufficient amount of premium (less partial withdrawals and outstanding Policy loans) has been paid to keep the guaranteed minimum death benefit in force.

  Premium Limitations. During the first Policy year, premium payments by a Policy owner must at least equal the Minimum Initial Premium for the particu-lar Policy or the Policy will terminate after the grace period.

  Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation deter-mined by Internal Revenue Code rules relating to the definition of life insur-ance (See "Federal Tax Matters"). If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limita-tions, Metropolitan Life will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Policy from terminating. An increase or reduction in benefits would result in an adjust-ment of these premium limits. In addition, a reduction in benefits could re-sult in a required distribution from the Policy which may be taxed on an in-come first basis if the reduction occurs in the first 15 Policy years.

  There may be cases where the total of all premiums paid could cause the Pol-icy to be classified as a modified endowment contract (see "Federal Tax Mat-ters"). The annual statement (see "Reports") sent to each Policy owner will include information regarding the modified endowment contract status of a Pol-icy. In cases where a Policy is not an irrevocable modified endowment con-tract, the annual statement will indicate what action the Policy owner can take to reverse the modified endowment contract status of the Policy.

  Every voluntary planned periodic premium payment after the first Policy year must be at least $200 on an annual basis, $100 on a semi-annual basis and $15 on a "check-o-matic" or other pre-authorized transfer or payment basis. For some Policies distributed through brokers (see "Distribution of the Poli-cies"), the voluntary planned periodic premium for the first Policy year may be required to add up to at least $2,500. Every unplanned premium payment must be at least $250. Premium payments less than these minimum amounts will be re-funded to the Policy owner.

ALLOCATION OF PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges").

  Allocation of Net Premiums. In the application for a Policy, the Policy owner indicates the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. The minimum percentage of each premium that may be allocated to the Fixed Account or any investment division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. The Policy owner may change the allocation of future net premiums without charge at any time by providing Metropolitan Life with written notification at the Designated Office or in another form of communication acceptable to Metropolitan Life. The change will be effective as of the Date of Receipt of the notice at the Desig-nated Office.

  The Policy's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Policy

 ...............................................................
owner bears this investment risk. Policy owners should periodically review their allocations of net premiums and cash values in light of market condi-tions and their overall financial planning requirements.

  Cash Value Transfers. The Policy owner may transfer cash value between the Fixed Account and the investment divisions of the Separate Account and among the investment divisions of the Separate Account. At the present time, there is no charge for transfers. Metropolitan Life reserves the right in the future to assess a charge of up to $25 against each transfer and to limit the number of transfers to four per Policy year. A transfer must be made in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is the lesser of $50 or the total amount in an investment division or, if the transfer is from the Fixed Account the total amount in the Fixed Account. Transferring cash value from one or more investment divisions and/or the Fixed Account into one or more other investment divisions and/or the Fixed Account counts as one transfer. Metropolitan Life reserves the right to delay the transfer, withdrawal, surrender and payment of policy loans of amounts from the Fixed Account or to process such transfer requests only on or about the Policy anniversary date (see "The Fixed Account--Transfers, Withdrawals, Surrenders, and Policy Loans"). Metropolitan Life will effectuate transfers and determine all values in connection with transfers as of the Date of Re-ceipt of written notice at the Designated Office.

  Transfers are not taxable transactions under current law. Transfer requests must be in writing in a form acceptable to Metropolitan Life, or in another form of communication acceptable to Metropolitan Life.

  Automated Investment Strategies. Metropolitan Life may permit the Policy owner to submit a written authorization directing Metropolitan Life to make transfers on a continuing periodic basis from one investment division to an-other or to the Fixed Account. Metropolitan Life currently offers four such investment strategies: the "Equity Generator," the "Equalizer," the "Alloca-tor" and the "Rebalancer." Only one automated investment strategy may be in effect at any one time. The Owner may submit a written request electing a strategy or directing Metropolitan Life to cancel a strategy at any time.

  Under the "Equity Generator," Policy owners may have the interest earned on amounts in the Fixed Account transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner. Any such transfer from the Fixed Account to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as ap-plicable, will be made at the beginning of each Policy month following the Policy month in which the interest is earned. The transfer will only be made for a month during which at least $20 in interest is earned. Amounts earned during a month in which less than $20 in interest is earned will remain in the Fixed Account.

  Under the "Equalizer," at the end of a specified period (e.g. monthly, quar-terly) as determined by Metropolitan Life, a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner, to the Fixed Account or from the Fixed Account to such elected investment division in order to make the Fixed Account and such elected investment division equal in value. While the "Equalizer" is in effect, any cash value transfer out of any elected investment division or the Fixed Ac- count that is not part of this automated investment strategy will automatically terminate the "Equalizer" election. The Policy owner may then reelect the "Equalizer" strategy to become effective on the next Policy anni-versary.

  Under the "Allocator," at the beginning of each Policy month, an amount des-ignated by the Policy owner is transferred from the Fixed Account to any in-vestment division(s) specified by the Owner. The Policy owner may choose to do this in one of the following three ways: (1) designating an amount to be transferred from the Fixed Account each month until amounts in that investment division are exhausted; (2) designating an amount to be transferred from the Fixed Account for a certain number of months; or (3) designating a total amount to be transferred from the Fixed Account in equal monthly installments over a certain number of months. The Policy owner's designations must allow the "Allocator" to remain in effect for at least three months.

  Under the "Rebalancer," Policy owners may elect the periodic redistribution of cash value so that the cash value is allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are allocated. Metropolitan Life will redistribute the cash value at the beginning of each calendar quarter.

  Telephonic Transactions. Metropolitan Life reserves the right, if permitted by state law, to allow Policy owners to make transfer requests, changes to the Automatic Investment Strategies and reallocation of future net premiums by telephone and to allow Policy owners to authorize their sales representatives to make such requests on behalf of the Policy owners by telephone. The Policy owner must authorize these types of transactions in the manner prescribed by Metropolitan Life. If Metropolitan Life decides to permit any of these proce-dures, and a Policy owner elects to participate in any of them, the following will apply: the Policy owner will authorize Metropolitan Life to act upon the telephone instructions of any person purporting to be the Policy owner (or, if applicable, the Policy owner's sales representative), assuming Metropolitan Life's procedures have been followed, to do the transactions both regarding amounts in

 ...............................................................
the Policy's Fixed Account and in the Separate Account. Metropolitan Life will institute reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls will be recorded, and the Policy owner (or, if applicable, the Policy owner's sales representative) will be asked to produce the Policy owner's personalized data prior to Metropolitan Life honoring any requests by telephone. Additionally, as with other transac-tions, the Policy owner will receive a written confirmation of each telephoni-cally requested transaction. Neither Metropolitan Life nor the Separate Ac-count will be liable for any loss, expense or cost arising out of any requests that Metropolitan Life or the Separate Account reasonably believe to be genu-ine. In the event that these procedures are instituted and in the further event that the Policy owner who has elected to use such procedures encounters difficulty with them, such Policy owner should make inquiry to the Designated Office.

POLICY TERMINATION AND REINSTATEMENT

  Termination. Insurance coverage under the Policy will continue until the Fi-nal Date, unless the cash surrender value is insufficient to cover the monthly deduction at a time when no minimum guaranteed death benefit is in effect. On any such monthly anniversary, Metropolitan Life will notify the Policy owner and any assignee of record. The Policy owner will then have a grace period of 61 days, measured from the monthly anniversary, to make sufficient payment. The minimum necessary payment must be an amount such that the net cash surren-der value is sufficient to support one monthly deduction. Failure to make a sufficient payment within the grace period will result in termination of the Policy without any cash surrender value. If the insured dies during the grace period, the insurance proceeds will still be payable, but any due and unpaid monthly deductions accruing during the grace period will be deducted from the proceeds.

  Reinstatement. A terminated Policy may be reinstated anytime within 3 years (5 years in Missouri and North Carolina) after the end of the grace period and before the Final Date by submitting the following items to Metropolitan Life:
(1) a written application for reinstatement; (2) evidence of insurability sat-isfactory to Metropolitan Life; and (3) a premium that, after the deduction of the premium expense charges (see "Charges and Deductions--Premium Expense Charges"), is large enough to cover: (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; (b) any due and unpaid monthly Policy charges incurred during the first Policy year; (c) any portion of the surrender charge which was not paid at termina-tion because the cash value at termination was insufficient to pay such por-tion of the charge; and (d) interest at the rate of 6% per year on the amount set forth in (b) from the commencement of the grace period to the date of re-instatement. Metropolitan Life reserves the right to waive the interest due set forth in (d) above.

  Notwithstanding the above, at the present time, with respect to the rein-statement of a Policy that is terminated during the first two Policy years, Metropolitan Life will accept as the premium required for reinstatement the lesser of the amount as defined in the immediately preceding paragraph and the following: the excess of the sum of (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; and
(b) the total of the minimum required premiums that would have been payable under the Policy from the date of the Policy until the effective date of rein-statement had no termination occurred, over the sum of all premiums paid by the Policy owner to the effective date of the termination before any charges or deductions were applied. Metropolitan Life offers this alternative calcula-tion of the premium required for reinstatement at present but reserves the right to modify or rescind this offer at its sole discretion.

  Indebtedness on the date of termination will be cancelled and need not be repaid and will not be reinstated. The amount of cash surrender value on the date of reinstatement will be equal to two monthly deductions plus any amount of net premiums paid at reinstatement in excess of the amount of premium re-quired above to reinstate the Policy.

  The date of reinstatement will be the date of approval of the application for reinstatement. The terms of the original Policy, including the insurance rates provided therein, will apply to the reinstated Policy. A reinstated Pol-icy is subject to a new two year period of contestability (see "Other Policy Provisions--Incontestability"). The guaranteed minimum death benefit may not be reinstated.

CHARGES AND DEDUCTIONS
 ...............................................................................

  Metropolitan Life incurs many expenses and risks in connection with the Pol-icies. It is compensated for these out of all of the charges discussed below. Although different purposes are ascribed below to different charges, such dis-tinctions are imprecise. Metropolitan Life is free to retain any and all reve-nues or profits that result from any of these charges or to apply such reve-nues or profits to any other purposes, including any costs and expenses in connection with the Policies.

PREMIUM EXPENSE CHARGES

  Sales Load. A charge (which may be deemed to be a sales load as defined in the 1940 Act) is deducted

 ...............................................................
from each premium payment received by Metropolitan Life as described below. A charge of 2.25% of premiums paid is deducted from all premium payments. There is also a charge (which may be deemed to be a sales load) upon the surrender of a Policy during the first fifteen Policy years or during the first fifteen Policy years after an increase in the specified face amount of a Policy (see "Surrender Charge").

  Tax Charges. Two charges are currently made for taxes related to premiums. These taxes include any federal, state or local taxes measured by or based on the amount of premiums received by Metropolitan Life. A charge of 1.25% of each premium payment is made for the purpose of compensating Metropolitan Life for its increased federal income taxes as a result of premiums received in connection with the Policy (the "DAC tax charge"). An additional charge is made for state premium taxes of 2% of each premium payment. Premium taxes vary from state to state ranging from zero to 3.5% currently. The 2% rate approxi-mates the average tax rate expected to be paid on premiums from all states.

TRANSFER CHARGE

  At the present time, no charge will be assessed against the cash value of a Policy when amounts are transferred among the investment divisions of the Sep-arate Account and between the investment divisions and the Fixed Account. Met-ropolitan Life reserves the right in the future to assess a charge of up to $25 against each transfer. If made, the charge would be allocated among the Fixed Account and each investment division of the Separate Account from which amounts are transferred in the same proportion that the amounts transferred from the Fixed Account and the amounts transferred from each investment divi-sion bear to the total amount transferred, when the requested transfer is ef-fected. Charges will not be assessed for transfers made under the "Equalizer," "Equity Generator," "Allocator" or "Rebalancer" (see "Allocation of Premiums and Cash Value--Automated Investment Strategies").

MONTHLY DEDUCTION FROM CASH VALUE

  The monthly deduction from cash value includes the cost of term insurance charge, the charge for optional in surance benefits added by rider, the admin-istration charge and the mortality and expense risk charge. The monthly deduc-tion will also include a charge for requested increases in the specified face amount for each of the 12 months following the increase, as discussed more fully under "Policy Benefits--Increases".

  The monthly deduction will be deducted as of each monthly anniversary com-mencing with the Date of Policy. At issue and within 30 days of any policy anniversary, the Policy owner may choose (1) to have monthly deductions allo-cated among the Fixed Account and each Investment Division in proportion to the Policy's cash value at the beginning of the policy month (i.e., on a "Pro Rata Basis"); or (2) to have all monthly deductions taken from the Fixed Ac-count exclusively. In the latter case, any time money in the Fixed Account is insufficient to cover the monthly deduction, deductions will be made on a Pro Rata Basis from the Separate Account. If a Policy owner chooses to have all deductions made from the Fixed Account, all amounts removed from the Policy's cash value (including partial withdrawals, policy loans surrender charges and transfer charges) will also be made from the Fixed Account, and then on a Pro Rata basis, if necessary. See "Payment and Allocation of Premiums--Issuance of a Policy", regarding when insurance coverage starts under a newly issued Poli-cy.

  Cost of Term Insurance. Because the cost of term insurance depends upon a number of variables, it can vary from month to month. Metropolitan Life will determine the monthly cost of term insurance charge by multiplying the appli-cable cost of term insurance rate or rates by the term insurance amount for each Policy month. The term insurance amount for a Policy month is (a) the death benefit at the beginning of the Policy month divided by 1.0024663 (a discount factor to account for return deemed to be earned during the month), less (b) the cash value at the beginning of the Policy month after the deduc-tion of other applicable charges.

  The term insurance amount may be affected by changes in the cash value or in the specified face amount of the Policy and will be greater for owners who have selected Death Benefit Option B, or Death Benefit Option C prior to pol-icy anniversary 65, than for those who have selected Death Benefit Option A, or Death Benefit Option C on and after policy anniversary 65 (see "Policy Ben-efits--Death Benefits"), assuming the same specified face amount in each case and assuming that the alternative death benefit is not in effect. Since the death benefit under Option A, and under Option C on and after policy anniver-sary 65, remains constant while the death benefit under Option B, and under Option C prior to policy anniversary 65, varies with the cash value, cash value increases will generally reduce the term insurance amount under Option A, and Option C on and after policy anniversary 65, but not under Option B, and Option C prior to policy anniversary 65. If the term insurance amount is greater, the cost of insurance will be greater. If the alternative death bene-fit is in effect (see "Death Benefit Options--Alternative Death Benefit"), then the cost of term insurance will vary directly with the cash value under all of the death benefit options.

  In those cases where the specified face amount of the Policy does not change as a result of the Option change (i.e., converting from Option B to C (when permitted), from Option C to Option B before Policy anniver-

 ...............................................................
sary 65 or from Option C to Option A after Policy anniversary 65), the cost of term insurance will not change.

  Cost of Term Insurance Rate. Cost of term insurance rates are based on the sex (except in Montana, in the case of group conversions which require unisex rates and in the case of Policies sold in connection with executive bonus and split dollar deferred compensation and other employer-sponsored life insurance plans), age and rate class of the insured. The actual monthly cost of term in-surance rates will be based on Metropolitan Life's expectations as to future experience. They will not, however, be greater than the guaranteed cost of term insurance rates set forth in the Policy. These guaranteed rates are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex and age. The Tables used for this purpose set forth differ-ent mortality estimates for males and females, and vary for smokers and non-smokers. Any change in the cost of term insurance rates will apply to all per-sons of the same insuring age, sex, and rate class whose Policies have been in force for the same length of time. Metropolitan Life reviews its cost of term insurance rates periodically and may adjust the rates from time to time.

  Rate Class. The rate class of an insured affects the cost of term insurance rate. Metropolitan Life currently places insureds into a standard rate class or rate classes involving a higher or lower mortality risk. For Ages 18 and over, each such rate class is further divided into a smoker division and a nonsmoker division. In an otherwise identical Policy, insureds in the standard rate class will have a lower cost of term insurance than those in the rate class with the higher mortality risk, and a higher cost of term insurance than those in the rate class with the lower mortality risk. Also, those insureds in the nonsmoker division of a rate class will have a lower cost of term insur-ance than those in the smoker division of the same rate class.

  If a Policy owner requests a specified face amount increase at a time when the insured is in a less favorable rate class or division than previously, a correspondingly higher cost of insurance rate will apply to that portion of the term insurance amount attributable to the increase. On the other hand, if the insured's rate class or division improves, the lower cost of insurance rate will apply to the entire term insurance amount.

  Administration Charge. For all Policies there will be a monthly administra-tion charge. For the first Policy year the charge will be based on the Age of the insured at issue. The charge is equal to $20 per month for ages less than 26, $30 per month for ages 26 to 40; $35 per month for ages 41 and over. After the first Policy year the monthly administration charge is $10.00 per month. For any Policy, this charge may be reduced in any month during which the cumu-lative premiums paid or the premium payment attributable to that month (net of Policy loans and withdrawals) meet the minimum premium requirements that would maintain a guaranteed minimum death benefit to Age 65 for such Policy if available, otherwise to the next shortest duration available. If no guarantee is available, the necessary amount will be specified in the Policy. If the premium requirements have been satisfied, the administration charge after the first Policy year is $5 per month for Policies with a specified face amount of $250,000 or more, $6.00 per month for Policies with a specified face amount of $100,000 to $249,999 and $7 per month for Policies with a specified face amount of less than $100,000. The monthly administration charge and the deter-mination of whether the premium requirements have been satisfied will be de-termined at the time the monthly deduction is made. Thus, any change in speci-fied face amount of a Policy or change in premiums paid may result in a change in the monthly administration charge.

  These charges will be used to compensate Metropolitan Life for expenses in-curred in the administration of the Policy. (See "Premiums"). The first year charge will also compensate Metropolitan Life for first year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing Policy records. If a Policy is surrendered in the first Policy year, the remaining administration charge for each of the full Policy months remaining in the first Policy year will be deducted from the cash value of the Policy in addi-tion to any applicable surrender charge (see "Surrender Charge").

  Charge for Mortality and Expense Risks. A monthly charge is made for mortal-ity and expense risks assumed by Metropolitan Life. The amount of the charge is equivalent to a monthly rate of .075% of the cash value in the Separate Ac-count on each monthly anniversary. Beginning after Policy year 10, this charge may be reduced to .05%. However, this reduction is not guaranteed.

  The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, thus, a greater amount of death benefits than ex-pected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Metro-politan Life will realize a gain if the charges prove ultimately to be more than sufficient to cover its actual costs of such mortality and expense com-mitments. If the charges are not sufficient, the loss will fall on Metropoli-tan Life. If its estimates of future mortality and expense experience are ac-curate, Metropolitan Life anticipates that it will realize a profit from the mortality and expense risk charge; however if such estimates are inaccurate, Metropolitan Life could incur a loss.

 ...............................................................
CHARGE AGAINST THE SEPARATE ACCOUNT

  Charge for Income Taxes. Currently, no charge is made against the Separate Account for income taxes. However, Metropolitan Life may decide to make such a charge in the future (see "Federal Tax Matters--Taxation of Metropolitan Life").

SURRENDER CHARGE

  A sales charge may be deducted in the form of a surrender charge from the cash value (i) if there is a cash value withdrawal; (ii) if the Policy is surrendered or terminated; or (iii) if there is a reduction in the specified face amount (excluding any reduction that results from a change in death benefit option). No surrender charge will be deducted on partial withdrawals in each Policy year of up to 10% of the cash surrender value at the time of the withdrawal. This 10% surrender charge free withdrawal does not apply to reductions in specified face amount. No surrender charge will be imposed on any decrease in specified face amount that is the result of a partial withdrawal (although any surrender charge applicable to the partial withdrawal itself will be imposed). In addition, no surrender charge will be attributable to an automatic increase in specified face amount caused by a change in death benefit option.

  The surrender charge as of any date is computed by first determining the per-cent applicable to (1) the initial specified face amount and (2) any increase therein that remains in effect, as set forth in the chart below based on the length of time such specified amount has been in force. The percent thus deter-mined is multiplied by the surrender charge measure (or, if the percent relates to a specified face amount increase, by the increase surrender charge measure associated with that increase). That gives the surrender charge that would be imposed on a surrender of the entire cash value (less any 10% surrender charge free withdrawal), or of the entire specified face amount, during the Policy years shown in the chart below.

                                                                        PERCENT
POLICY YEAR SINCE ISSUE OR YEAR SINCE                                      OF
SPECIFIED FACE AMOUNT INCREASE                                          MEASURE*
-------------------------------------                                   --------
1......................................................................   100%
2......................................................................   100
3......................................................................    90
4......................................................................    80
5......................................................................    70
6**....................................................................    60
7......................................................................    54
8......................................................................    48
9......................................................................    42
10.....................................................................    36
11.....................................................................    30
12.....................................................................    24
13.....................................................................    18
14.....................................................................    12
15.....................................................................     6
16 and later...........................................................     0

-----
 * The measures are described in the "Definitions" portion of this prospectus under "Surrender Charge Measure" and "Increase Surrender Charge Measure."
** After the fifth Policy Year the surrender charges will decrease each Policy month.

  To the extent that a partial withdrawal is subject to a surrender charge, the surrender charge will be prorated based on the ratio of (A) the withdrawn amount (less the 10% charge-free amount in each Policy year) to (B) the Policy's then total cash surrender value. Surrender Charge Measures and In-crease Surrender Charge Measures are also reduced if a surrender charge is as-sessed. The measures are reduced in reverse chronological order to the way they were added. Each measure is reduced by the same percentage as its associated surrender charge. Surrender charges are assessed, from the most recently added increase and then in reverse chronological order through any prior increases finally reducing the surrender charge on the base amount.

  For purposes of computing any surrender charge applicable to a partial reduction in specified face amount, the reduction is used to offset any specified face amount increases in reverse chronological order to the way they were added and finally is used to offset the specified face amount at issue. Any remaining amount of the surrender charge that was originally established in connection with each portion of specified face amount then canceled will be deducted. If only a portion of the original specified face amount (or of an increase therein) is canceled, only a pro-rata amount of any remaining surrender charge associated with such original specified face amount (or increase) will be deducted.

  Surrender charges will be deducted from the cash value in the same manner that the monthly deduction is taken to the extent the cash value is sufficient. Otherwise the charges will reduce the amount paid to the owner.

  BECAUSE THE SURRENDER CHARGE MEASURES AND PERCENTAGES ARE CAPPED AT THE END OF THE SECOND POLICY YEAR, OR SECOND YEAR FROM ANY INCREASE IN SPECIFIED FACE AMOUNT, A POLICY OWNER MAY BE ABLE TO LIMIT THE SURRENDER CHARGES BY LIMITING THE PAYMENT OF PREMIUMS ABOVE THE LEVEL NECESSARY TO KEEP THE POLICY AND THE GUARANTEED MINIMUM DEATH BENEFIT IN EFFECT DURING SUCH YEARS.

GUARANTEE OF CERTAIN CHARGES

  Metropolitan Life guarantees, and may not increase, the charges deducted from premiums, the maximum monthly administration charge, the surrender charge and the maximum charge for mortality and expense risks with respect to the Poli-cies.

OTHER CHARGES

  Fund Investment Management Fee. Shares of the Fund are purchased for the Sep-arate Account at their net asset value. The net asset value of Fund shares is determined after deduction of the fee for investment management services and the deduction of direct expenses from the assets of the Fund as more fully de-scribed under "Fund Investment Management Fees and Direct Expenses" and in the attached prospectus for the Fund.

 ...............................................................

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS
 ...............................................................................

  The tables in this section illustrate the way in which a Policy's death ben-efit, cash value and cash surrender value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, re-alized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of annual planned premiums (see "Premiums--Premium Limitations"), for a specified face amount of $100,000 for a male aged 35. Each illustration assumes that the insured is in Metropol-itan Life's standard nonsmoker underwriting risk classification. Illustrations for an insured in Metropolitan Life's standard smoker underwriting risk clas-sification would show, for the same age and premium payments, lower cash val-ues and cash surrender values and, therefore, for the minimum death benefit, death benefits under Option B and Option C prior to policy anniversary 65, lower death benefits. The differences between the cash values and the cash surrender values in the first fifteen years are the surrender charges.

  The death benefits, cash values and cash surrender values would be different from those shown if the actual gross investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total cash value among the investment divisions of the Separate Account, if the actual rates of return averaged 0%, 6% or 12% but the rates for each portfolio of the Fund varied above and below such aver-ages.

  The amounts shown for the death benefits, cash values and cash surrender values take into account the deductions from premiums and the monthly deduc-tion from cash value, and the daily charge to the Fund for investment manage-ment services equivalent to an annual rate of .59% of the average daily value of the aggregate net assets of the Fund (which represents the simple average of the maximum management fees indicated in the Chart of "Metropolitan Series Fund Annual Expenses" under "Fund Investment Management Fees and Direct Ex-penses" applicable to the ten available Portfolios of the Fund) and .15% for other direct Fund expenses (the simple average of the expenses indicated in such chart, which takes into account the expense reimbursements described in the chart). In the illustrations that show "Guaranteed" charges, the monthly rate for mortality and expense risks is .075% of the cash value in the Sepa-rate Account on the monthly anniversary and the monthly administration charge is $30 per month in the first Policy year and $10 per month in the second Pol-icy year and later. In the illustrations that show "Current" charges, (i) the monthly rate for mortality and expense risks is .075% of the cash value in the Separate Account on the monthly anniversary in each of the first ten Policy years, and .05% in all subsequent years, and (ii) the monthly administration charge is $30 per month in the first Policy year and $6 per month in the sec-ond Policy year and later. Because the Policies described in this prospectus were first offered in 1998, the planned reductions in the mortality and ex-pense risk and monthly administration charges have not yet taken effect under any outstanding Policies.

  Some of the following illustrations are based on the guaranteed cost of term insurance rates; the remainder of the illustrations are based on the current cost of term insurance rates as presently in effect (see "Monthly Deduction From Cash Value--Cost of Term Insurance Rate").

  Taking account of the charges for investment management services and other Fund expenses, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -.72%, 5.24% and 11.19%, re-spectively.

  The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits and cash values illustrated, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. (See "Federal Tax Matters--Taxation of Metropolitan Life.")

  The second column of the tables shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn interest, after taxes, at 5% compounded annually.

  Upon request, Metropolitan Life will furnish an illustration reflecting the proposed insured's age, sex, the specified face amount or premium amount re-quested, frequency of planned periodic premium payments, death benefit option selected and any available rider requested.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35

  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION A GUARANTEED INSURANCE POLICY CHARGES


                                                                      TOTAL CASH
                                    TOTAL CASH VALUE(2)           SURRENDER VALUE(2)               TOTAL DEATH BENEFIT(2)
                       PREMIUMS    ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
                      ACCUMULATED GROSS ANNUAL INVESTMENT       GROSS ANNUAL INVESTMENT           GROSS ANNUAL INVESTMENT
       END OF            AT 5%      RATES OF RETURN OF            RATES OF RETURN OF                 RATES OF RETURN OF
       POLICY          INTEREST   ----------------------------- -----------------------------    -----------------------------
        YEAR           PER YEAR     0%        6%         12%      0%        6%         12%          0%          6%      12%
       ------         ----------- ------    -------    -------- ------    -------    --------    --------    -------- --------
 1...................  $  1,050   $  403    $   442    $    481 $    0(3) $     0(3) $      0(3) $100,000    $100,000 $100,000
 2...................     2,153    1,029      1,139       1,255      0(3)       0(3)        0(3)  100,000     100,000  100,000
 3...................     3,310    1,634      1,856       2,098    368        590         831     100,000     100,000  100,000
 4...................     4,526    2,218      2,593       3,014  1,092      1,467       1,889     100,000     100,000  100,000
 5...................     5,802    2,781      3,349       4,013  1,796      2,364       3,028     100,000     100,000  100,000
 6...................     7,142    3,319      4,122       5,098  2,475      3,277       4,254     100,000     100,000  100,000
 7...................     8,549    3,832      4,912       6,279  3,073      4,152       5,519     100,000     100,000  100,000
 8...................    10,027    4,322      5,721       7,566  3,647      5,046       6,891     100,000     100,000  100,000
 9...................    11,578    4,784      6,547       8,968  4,194      5,956       8,377     100,000     100,000  100,000
10...................    13,207    5,220      7,389      10,495  4,713      6,882       9,988     100,000     100,000  100,000
15...................    22,657    6,917     11,798      20,478  6,832     11,713      20,393     100,000     100,000  100,000
20...................    34,719    7,542     16,319      36,039  7,542     16,319      36,039     100,000     100,000  100,000
25...................    50,113    6,399     20,322      60,829  6,399     20,322      60,829     100,000     100,000  100,000
40...................   126,840        0(3)   8,985     270,318      0(3)   8,985     270,318     100,000     100,000  289,240(4)
45...................   167,685        0(3)       0(3)  436,719      0(3)       0(3)  436,719           0(3)     0(3)  458,555(4)
50...................   219,815        0(3)       0(3)  694,213      0(3)       0(3)  694,213           0(3)     0(3)  728,923(4)

-------

(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value, cash surrender value, and death benefit indicate termination of insurance coverage in the absence of sufficient premium payment; see "Payment and Allocation of Premiums--Termination," for further details. Zero cash surrender values in the early Policy years will not cause coverage to terminate since illustration assumes payment of at least the premium required for a five year Guaranteed Minimum Death Benefit.

(4) Alternative death benefit applies; see "Death Benefit Options--Alternative Death Benefit," for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35

  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION B GUARANTEED INSURANCE POLICY CHARGES

                                      TOTAL CASH VALUE(2)               TOTAL CASH
                                     ASSUMING HYPOTHETICAL          SURRENDER VALUE(2)
                          PREMIUMS        GROSS ANNUAL             ASSUMING HYPOTHETICAL
                         ACCUMULATED       INVESTMENT             GROSS ANNUAL INVESTMENT
         END OF             AT 5%      RATES OF RETURN OF           RATES OF RETURN OF
         POLICY           INTEREST   ---------------------------- -----------------------------
          YEAR            PER YEAR     0%        6%        12%      0%        6%         12%
         ------          ----------- ------    ------    -------- ------    -------    --------
 1......................  $  1,050   $  402    $  441    $    480 $    0(3) $     0(3) $      0(3)
 2......................     2,153    1,026     1,136       1,251      0(3)       0(3)        0(3)
 3......................     3,310    1,627     1,849       2,089    361        583         823
 4......................     4,526    2,206     2,579       2,998  1,081      1,453       1,873
 5......................     5,802    2,783     3,327       3,986  1,778      2,342       3,001
 6......................     7,142    3,293     4,088       5,056  2,449      3,244       4,212
 7......................     8,549    3,797     4,864       6,216  3,037      4,105       5,458
 8......................    10,027    4,274     5,655       7,475  3,599      4,980       6,800
 9......................    11,578    4,723     6,458       8,840  4,132      5,867       8,249
10......................    13,207    5,142     7,272      10,320  4,635      6,765       9,814
15......................    22,657    6,715    11,427      19,795  6,630     11,342      19,711
20......................    34,719    7,120    15,358      33,824  7,120     15,358      33,824
25......................    50,113    5,641    18,081      54,183  5,641     18,081      54,183
40......................   126,840        0(3)      0(3)  176,578      0(3)       0(3)  176,578
45......................   167,685        0(3)      0(3)  243,337      0(3)       0(3)  243,337
50......................   219,815        0(3)      0(3)  321,756      0(3)       0(3)  321,756
                           TOTAL DEATH BENEFIT(2)
                           ASSUMING HYPOTHETICAL
                          GROSS ANNUAL INVESTMENT
         END OF              RATES OF RETURN OF
         POLICY          --------------------------------
          YEAR              0%          6%         12%
         ------          ----------- ----------- --------
 1...................... $100,402    $100,441    $100,480
 2......................  101,026     101,136     101,251
 3......................  101,627     101,849     102,089
 4......................  102,206     102,579     102,998
 5......................  102,763     103,327     103,986
 6......................  103,293     104,088     105,058
 7......................  103,797     104,884     106,216
 8......................  104,274     105,655     107,475
 9......................  104,723     106,458     108,840
10......................  105,142     107,272     110,320
15......................  106,715     111,427     119,795
20......................  107,120     115,358     133,824
25......................  105,641     118,081     154,183
40......................        0(3)        0(3)  276,578
45......................        0(3)        0(3)  343,337
50......................        0(3)        0(3)  421,756

-------

(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value, cash surrender value, and death benefit indicate termination of insurance coverage in the absence of sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination," for further details. Zero cash surrender values in the early Policy years will not cause coverage to terminate since illustration assumes payment of at least the premium required for a five year Guaranteed Minimum Death Benefit.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35

  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION C GUARANTEED INSURANCE POLICY CHARGES

                                                                      TOTAL CASH
                                    TOTAL CASH VALUE(2)           SURRENDER VALUE(2)
                       PREMIUMS    ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
                      ACCUMULATED GROSS ANNUAL INVESTMENT       GROSS ANNUAL INVESTMENT
       END OF            AT 5%      RATES OF RETURN OF            RATES OF RETURN OF
       POLICY          INTEREST   ----------------------------- -----------------------------
        YEAR           PER YEAR     0%        6%         12%      0%        6%         12%
       ------         ----------- ------    -------    -------- ------    -------    --------
 1...................  $  1,050   $  402    $   441    $    480 $    0(3) $     0(3) $      0(3)
 2...................     2,153    1,026      1,136       1,251      0(3)       0(3)        0(3)
 3...................     3,310    1,627      1,849       2,089    361        583         823
 4...................     4,526    2,208      2,579       2,998  1,081      1,453       1,873
 5...................     5,802    2,763      3,327       3,986  1,778      2,342       3,001
 6...................     7,142    3,283      4,088       5,056  2,449      3,244       4,212
 7...................     8,549    3,797      4,864       6,216  3,037      4,105       5,456
 8...................    10,027    4,274      5,655       7,475  3,599      4,980       6,800
 9...................    11,578    4,723      6,458       8,840  4,132      5,867       8,249
10...................    13,207    5,142      7,272      10,320  4,635      6,765       9,814
15...................    22,857    6,715     11,427      19,795  6,630     11,342      19,711
20...................    34,719    7,129     15,358      33,824  7,120     15,358      33,824
25...................    50,113    5,641     18,081      54,183  5,641     18,081      54,183
40...................   128,840        0(3)       0(3)  203,388      0(3)       0(3)  203,388
45...................   167,685        0(3)       0(3)  329,960      0(3)       0(3)  329,960
50...................   219,815        0(3)       0(3)  525,850      0(3)       0(3)  525,850
                        TOTAL DEATH BENEFIT(2)
                        ASSUMING HYPOTHETICAL
                       GROSS ANNUAL INVESTMENT
       END OF             RATES OF RETURN OF
       POLICY         -----------------------------------
        YEAR             0%          6%         12%
       ------         ----------- ----------- -----------
 1................... $100,402    $100,441    $100,480
 2...................  101,026     101,136     101,251
 3...................  101,627     101,849     102,089
 4...................  102,206     102,579     102,998
 5...................  102,783     103,327     103,986
 6...................  103,293     104,088     105,058
 7...................  103,797     104,864     106,216
 8...................  104,274     105,655     107,475
 9...................  104,723     106,458     108,840
10...................  105,142     107,272     110,320
15...................  106,715     111,427     119,795
20...................  107,120     115,358     133,824
25...................  105,641     118,081     154,183
40...................        0(3)        0(3)  217,628(4)
45...................        0(3)        0(3)  346,458(4)
50...................        0(3)        0(3)  552,142(4)

-------

(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value, cash surrender value, and death benefit indicate termination of insurance coverage in the absence of sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination," for further details. Zero cash surrender values in the early Policy years will not cause coverage to terminate since illustration assumes payment of at least the premium required for a five year Guaranteed Minimum Death Benefit.

(4) Alternative death benefit applies; see "Death Benefit Options--Alternative Death Benefit," for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35

  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION A CURRENT INSURANCE POLICY CHARGES

                                                                 TOTAL CASH
                                TOTAL CASH VALUE(2)          SURRENDER VALUE(2)               TOTAL DEATH BENEFIT(2)
                   PREMIUMS    ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                  ACCUMULATED GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
     END OF          AT 5%       RATES OF RETURN OF          RATES OF RETURN OF                 RATES OF RETURN OF
     POLICY        INTEREST   --------------------------- ------------------------------    ------------------------------
      YEAR         PER YEAR     0%         6%      12%      0%         6%         12%          0%          6%       12%
     ------       ----------- -------    ------- -------- -------    -------    --------    --------    -------- ---------
 1...............  $  1,050   $   442    $   482 $    522 $     0(3) $     0(3) $      0(3) $100,000    $100,000 $ 100,000
 2...............     2,153     1,158      1,275    1,398       0(3)       0(3)        0(3)  100,000     100,000   100,000
 3...............     3,310     1,858      2,098    2,358     592        832       1,091     100,000     100,000   100,000
 4...............     4,526     2,541      2,950    3,410   1,415      1,825       2,284     100,000     100,000   100,000
 5...............     5,802     3,205      3,831    4,561   2,220      2,846       3,576     100,000     100,000   100,000
 6...............     7,142     3,852      4,744    5,824   3,008      3,899       4,980     100,000     100,000   100,000
 7...............     8,549     4,478      5,686    7,207   3,718      4,926       6,447     100,000     100,000   100,000
 8...............    10,027     5,088      6,662    8,726   4,412      5,987       8,051     100,000     100,000   100,000
 9...............    11,578     5,679      7,672   10,392   5,088      7,061       9,801     100,000     100,000   100,000
10...............    13,207     6,252      8,718   12,223   5,746      8,212      11,717     100,000     100,000   100,000
15...............    22,657     8,884     14,855   24,768   8,800     14,571      24,684     100,000     100,000   100,000
20...............    34,719    10,750     21,538   45,137  10,750     21,536      45,137     100,000     100,000   100,000
25...............    50,113    11,290     28,134   78,684  11,290     29,134      78,684     100,000     100,000   105,437(4)
40...............   126,840         0(3)  54,840  368,731       0(3)  54,840     388,731     100,000     100,000   394,542(4)
45...............   187,885         0(3)  62,786  607,161       0(3)  62,786     607,161           0(3)  100,000   637,520(4)
50...............   219,815         0(3)  69,255  989,015       0(3)  69,255     989,015           0(3)  100,000 1,038,466(4)

-------

(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value, cash surrender value, and death benefit indicate termination of insurance coverage in the absence of sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination," for further details. Zero cash surrender values in the early Policy years will not cause coverage to terminate since illustration assumes payment of at least the premium required for a five year Guaranteed Minimum Death Benefit.

(4) Alternative death benefit applies; see "Death Benefit Options--Alternative Death Benefit," for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35

  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION B CURRENT INSURANCE POLICY CHARGES

                                                                        TOTAL CASH
                                    TOTAL CASH VALUE(2)             SURRENDER VALUE(2)
                       PREMIUMS    ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
                      ACCUMULATED GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
       END OF            AT 5%       RATES OF RETURN OF             RATES OF RETURN OF
       POLICY          INTEREST   ------------------------------ ------------------------------
        YEAR           PER YEAR     0%         6%         12%      0%         6%         12%
       ------         ----------- -------    -------    -------- -------    -------    --------
 1...................  $  1,050   $   441    $   401    $    321 $     0(3) $     0(3) $      0(3)
 2...................     2,153     1,156      1,273       1,395       0(3)       0(3)        0(3)
 3...................     3,310     1,853      2,092       2,351     587        826       1,084
 4...................     4,526     2,532      2,939       3,396   1,406      1,814       2,271
 5...................     5,802     3,190      3,813       4,539   2,205      2,828       3,554
 6...................     7,142     3,831      4,717       5,790   2,987      3,873       4,946
 7...................     8,549     4,448      5,647       7,157   3,690      4,888       6,397
 8...................    10,027     5,050      6,609       8,653   4,374      5,934       7,978
 9...................    11,578     5,630      7,601      10,291   5,039      7,010       9,700
10...................    13,207     6,191      8,628      12,088   5,684      8,120      11,580
15...................    22,657     8,723     14,363      24,237   8,638     14,279      24,152
20...................    34,719    10,393     20,750      43,368  10,393     20,750      43,368
25...................    50,113    10,564     27,152      73,096  10,564     27,152      73,096
40...................   126,840         0(3)  34,014     303,438       0(3)  34,014     303,438
45...................   187,885         0(3)  20,592     475,760       0(3)  20,592     475,760
50...................   219,815         0(3)       0(3)  741,559       0(3)       0(3)  741,559
                        TOTAL DEATH BENEFIT(2)
                        ASSUMING HYPOTHETICAL
                       GROSS ANNUAL INVESTMENT
       END OF             RATES OF RETURN OF
       POLICY         --------------------------------
        YEAR             0%          6%         12%
       ------         ----------- ----------- --------
 1................... $100,441    $100,481    $100,521
 2...................  101,156     101,273     101,395
 3...................  101,853     102,092     102,351
 4...................  102,532     102,939     103,396
 5...................  103,190     103,813     104,539
 6...................  103,831     104,717     105,790
 7...................  104,449     105,647     107,157
 8...................  105,050     106,609     108,653
 9...................  105,630     107,601     110,291
10...................  106,191     108,626     112,086
15...................  108,723     114,383     124,237
20...................  110,393     120,750     143,368
25...................  110,564     127,152     173,096
40...................        0(3)  134,014     403,438
45...................        0(3)  120,592     575,760
50...................        0(3)        0(3)  841,559

-------

(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value, cash surrender value, and death benefit indicate termination of insurance coverage in the absence of sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination," for further details. Zero cash surrender values in the early Policy years will not cause coverage to terminate since illustration assumes payment of at least the premium required for a five year Guaranteed Minimum Death Benefit.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35

  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION C CURRENT INSURANCE POLICY CHARGES

                                                                      TOTAL CASH
                                  TOTAL CASH VALUE(2)             SURRENDER VALUE(2)
                     PREMIUMS    ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
                    ACCUMULATED GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
      END OF           AT 5%       RATES OF RETURN OF             RATES OF RETURN OF
      POLICY         INTEREST   ------------------------------ ------------------------------
       YEAR          PER YEAR     0%         6%         12%      0%         6%         12%
      ------        ----------- -------    -------    -------- -------    -------    --------
 1.................  $  1,050   $   441    $   481    $    521 $     0(3) $     0(3) $      0(3)
 2.................     2,153     1,156      1,273       1,395       0(3)       0(3)        0(3)
 3.................     3,310     1,853      2,092       2,351     587        826       1,084
 4.................     4,526     2,532      2,939       3,396   1,406      1,814       2,271
 5.................     5,802     3,190      3,813       4,539   2,205      2,828       3,554
 6.................     7,142     3,831      4,717       5,790   2,987      3,873       4,946
 7.................     8,549     4,449      5,647       7,157   3,690      4,888       6,397
 8.................    10,027     5,050      6,609       8,653   4,374      5,934       7,978
 9.................    11,578     5,630      7,601      10,291   5,039      7,010       9,700
10.................    13,207     6,191      8,626      12,086   5,684      8,120      11,580
15.................    22,657     8,723     14,363      24,237   8,638     14,279      24,152
20.................    34,719    10,393     20,750      43,368  10,393     20,750      43,368
25.................    50,113    10,564     27,152      73,096  10,564     27,152      73,096
40.................   126,840         0(3)  34,959     323,560       0(3)  34,959     323,560
45.................   167,685         0(3)  20,943     533,508       0(3)  20,943     533,508
50.................   219,815         0(3)       0(3)  869,756       0(3)       0(3)  869,756
                      TOTAL DEATH BENEFIT(2)
                      ASSUMING HYPOTHETICAL
                     GROSS ANNUAL INVESTMENT
      END OF            RATES OF RETURN OF
      POLICY        -----------------------------------
       YEAR            0%          6%         12%
      ------        ----------- ----------- -----------
 1................. $100,441    $100,481    $100,521
 2.................  101,156     101,273     101,395
 3.................  101,653     102,092     102,351
 4.................  102,532     102,939     103,396
 5.................  103,190     103,813     104,539
 6.................  103,831     104,717     105,790
 7.................  104,449     105,647     107,157
 8.................  105,050     106,609     108,653
 9.................  105,630     107,601     110,291
10.................  106,191     108,626     112,086
15.................  108,723     114,363     124,237
20.................  110,393     120,750     143,368
25.................  110,584     127,152     173,096
40.................        0(3)  132,902     346,209(4)
45.................        0(3)  132,902     560,184(4)
50.................        0(3)        0(3)  913,244(4)

-------

(1) Assumes annual planned premium payments of $1000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value, cash surrender value, and death benefit indicate termination of insurance coverage in the absence of sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination, "for further details. Zero cash surrender values in the early Policy years will not cause coverage to terminate since illustration assumes payment of at least the premium required for a five year Guaranteed Minimum Death Benefit.

(4) Alternative death benefit applies; see "Death Benefit Options--Alternative Death Benefit" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 ...............................................................
POLICY RIGHTS
 ................................................................................

  The description of rights under the Policy set forth below assumes that no riders are in effect. See the Appendix to the Prospectus, for a discussion of how these rights may be affected by certain riders under the Policy.

LOAN PRIVILEGES

  Policy Loan. The Policy owner may borrow money from Metropolitan Life using the Policy as the only security for the loan. The smallest amount the Policy owner can borrow at any one time is $500. The maximum amount that may be bor-rowed at any time is the loan value. The loan value equals the cash surrender value less two monthly deductions or, if greater, 75% (90% for Policies issued in Virginia or Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater). For situations where a Policy loan may be treated as a taxable distribution, see "Federal Tax Matters."

  Allocation of Policy Loan. Metropolitan Life will allocate a Policy loan first against the Fixed Account and then among the investment divisions of the Separate Account on a Pro Rata Basis.

  Interest. The interest charged on a Policy loan accrues daily. The interest rate is a maximum fixed rate of 6% per year. The interest rate currently charged for years one through ten of the Policy loan is 6%. Metropolitan Life currently intends to reduce this rate to 4.6% after the tenth Policy year, though this reduction is not guaranteed and has not taken effect under any Pol-icy, because the Policies were first offered in 1998. Interest payments are due at the end of each Policy year. If unpaid within 31 days after it is due, in-terest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account first and then on a Pro Rata Basis among the investment divi-sions of the Separate Account to the Policy Loan Account.

  Generally, pursuant to legislation enacted in 1997, no deduction is allowed for interest on loans on life insurance policies, subject to certain exceptions for key person insurance covering a limited number of individuals. The 1997 legislation also generally disallows in part an interest deduction to busi-nesses which own cash value life insurance issued after June 8, 1997 for debt unrelated to the contract, subject to certain exceptions for contracts covering employees and certain other individuals. Counsel and other competent advisors should be consulted with respect to the deductibility of Policy loan interest for income tax purposes. (See "Federal Tax Matters.")

  Effect of a Policy Loan. As of the Date of Receipt of the loan request, cash value equal to the portion of the Policy loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to a Policy Loan Account within the General Account, reducing the Policy's cash value in the accounts from which the trans-fer was made.

  Cash value in the Policy Loan Account equal to indebtedness will be credited with interest at a fixed guaranteed rate of 4%. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE POLICY LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE POLICY LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

  The Policy's cash value in the Policy Loan Account will be the outstanding indebtedness on the valuation date plus any interest credited to the Policy Loan Account which has not yet been allocated to the Fixed Account or the in-vestment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Ac-count according to the way in which monthly deductions are allocated.

  Indebtedness. Indebtedness equals the outstanding Policy loan plus accrued interest thereon. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record. If a sufficient payment is not made to Metro-politan Life within 61 days from the monthly anniversary, the Policy will ter-minate without value. The Policy may, however, later be reinstated, subject to certain conditions (see "Policy Termination and Reinstatement").

  Repayment of Indebtedness. Indebtedness may be repaid any time before the Fi-nal Date while the insured is living. The minimum repayment is the lesser of an amount equal to the voluntary planned periodic premium or $50. If not repaid, Metropolitan Life will deduct indebtedness from any amount payable under the Policy. Payments made after obtaining the loan will be applied towards repaying the loan first, then treated as a Policy premium. Even though such payments will be applied towards repaying the loan, these payments will still in effect "count" for purposes of maintaining any guaranteed minimum death benefit. As of the Date of Receipt of the repayment, the Policy's cash value in the Policy Loan Account securing indebtedness will be allocated to the Fixed Account and the investment divisions of the Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment.

 ...............................................................

SURRENDER AND WITHDRAWAL PRIVILEGES

  Subject to the limitations set forth below, at any time before the earlier of the death of the insured and the Final Date, the Policy owner may totally surrender the Policy. After the second Policy year, partial withdrawals may also be made. These requests should be made in writing to the Designated Of-fice. Metropolitan Life may require that these requests be made on forms pro-vided for these purposes. The maximum amount available for surrenders or with-drawal is the cash surrender value on the Date of Receipt of the request. Sur-render charges may apply. See "Charges and Deductions--Surrender Charge" for a discussion of surrender charges. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters".

  Surrenders. The Policy owner may surrender the Policy for its cash surrender value. If the Policy is being surrendered, Metropolitan Life may require that the Policy itself be returned along with the request. A Policy owner may elect to have the proceeds paid in a single sum or applied under an optional income plan (see "Appendix to Prospectus"). If the insured dies after the surrender of the Policy and payment to the Policy owner of the cash surrender value, but before the end of the Policy month in which the surrender occurred, a death benefit will be payable to the beneficiary in an amount equal to the differ-ence between the Policy's death benefit and cash value, both computed as of the surrender date.

  Partial Withdrawals. The Policy owner may make a partial withdrawal from the Policy's cash surrender value after the second Policy year. The minimum par-tial withdrawal is $500. Surrender charges will be imposed on the amount of partial withdrawals in each policy year that exceed 10% of the Policy's cash surrender value at the time of withdrawal during that year. The amount with-drawn will be deducted from the Policy's cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divi-sions of the Separate Account in the same way monthly deductions are allocat-ed.

  When death benefit Option A, or Option C on and after policy anniversary 65, is in effect, any partial withdrawal will reduce the specified face amount, and thus the death benefit, by the amount withdrawn plus the amount of any surrender charge. When death benefit Option B, or Option C prior to policy an-niversary 65, is in effect, the amount withdrawn will not reduce the specified face amount. However, the death benefit will be reduced by the amount with-drawn plus the amount of any surrender charge. If increases in the specified face amount previously have occurred, a partial withdrawal when Death Benefit Option A, or Option C on and after policy anniversary 65, is in effect will reduce the specified face amount in the same manner as would a direct request by the Policy owner to reduce the specified face amount (see "Policy Bene-fits--Decreases"). A decrease in specified face amount may affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters").

  A Policy owner will not be permitted to make any partial withdrawal that would reduce the specified face amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy years or one-half the Minimum Initial Specified Face Amount thereafter (see "Policy Benefits--Decreases"), or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Code (see "Premi-ums--Premium Limitations"). In no case will a partial withdrawal be permitted that would reduce the specified face amount below $25,000. A partial with-drawal will also not be permitted unless the resulting cash surrender value would be sufficient to pay at least two monthly deductions. Any time a request for a partial withdrawal is received that would reduce the specified face amount below the minimum face amount, result in total premiums paid exceeding maximum premium limitations, or reduce the cash surrender value below two monthly deductions, Metropolitan Life will not implement the partial with-drawal request, but will contact the Policy owner as to whether the request should be withdrawn or reduced to a smaller amount or changed to a request for the full cash surrender value.

EXCHANGE PRIVILEGE

  During the first 24 Policy months following the issuance of the Policy, the Policy owner may exercise the Policy exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Ac-count. This will, in effect, serve as an exchange of the Policy for the equiv-alent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. More-over, the Policy owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limitations described in "Allocation of Premiums and Cash Value--Cash Value Transfers". Similarly, during the first 24 months following an increase in the specified face amount requested by the owner, the owner may request a one time charge-free transfer of the Separate Account cash value attributable to the increase to the Fixed Account, including a transfer in the amount of any pre-mium payments that have been deemed attributable to the increase.

  In those states which require it, the Policy owner may also, during the first 24 Policy months following the issuance of the Policy, without charge, on one occasion exchange any Policy still in force for a flexible premium fixed benefit life insurance policy issued by Metropolitan

 ...............................................................
Life. Upon such exchange, the Policy's cash value will be transferred to the general account of Metropolitan Life.

THE FIXED ACCOUNT
 ................................................................................

  A Policy owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of Metropolitan Life. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts and Metropolitan Life has been advised that the staff of the Securities and Ex-change Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospec-tuses.

GENERAL DESCRIPTION

  This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regard-ing the Fixed Account, see the Policy itself.

  The General Account consists of all assets owned by Metropolitan Life other than those in the Separate Account and other legally-segregated separate ac-counts. Subject to applicable law, Metropolitan Life has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabili-ties arising out of any other business of Metropolitan Life.

  A Policy owner may elect to allocate net premiums to the Fixed Account or to transfer cash value from the investment divisions of the Separate Account to the Fixed Account. The allocation or transfer of funds to the Fixed Account does not entitle a Policy owner to share in the investment experience of the General Account. Instead, Metropolitan Life guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 3%, independent of the actual investment experience of the General Account. Metro-politan Life is not obligated to credit interest at any higher rate, although Metropolitan Life may, in its sole discretion, do so.

FIXED ACCOUNT BENEFITS

  The Policy owner may select death benefit Option A, B, or if the insured is age 60 or less and if the Option is available in the state where the Policy is issued, Option C. The Policy owner may change such option or the Policy's spec-ified face amount, subject to satisfactory evidence of insurability where re-quired and subject to all the conditions and limitations applicable to such transactions generally (see "Policy Benefits--Death Benefits").

FIXED ACCOUNT CASH VALUE

  Net premiums allocated to the Fixed Account are credited to the Policy. Met-ropolitan Life guarantees that interest credited to each Policy owner's cash value in the Fixed Account will not be less than an effective annual rate of at least 3% per year. Metropolitan Life may declare any rate of interest in excess of 3% at any time to be credited to amounts of cash value in the Fixed Account subject to the following conditions: Metropolitan Life will not change the rate of excess interest on any premiums paid during any month of the year before the first day of the same month of the subsequent year; thereafter, Metropolitan Life will not change the rate of excess interest for a period of twelve months from the date declared. Metropolitan Life has also established multiple bands of excess interest. This means that different rates of excess interest may ap-ply to premium payments made in different months of the year and at the end of each twelve-month period, and different rates of excess interest may apply to cash value related to premiums received in a given month of each prior year. In addition, different rates of excess interest may apply to transfers made into the Fixed Account than apply to new premium payments for these purposes.

  The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Policy's cash value in the Fixed Account. The monthly deduction will be charged against the most recent premiums paid and interest credited thereto.

  ANY INTEREST METROPOLITAN LIFE CREDITS ON THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 3% PER YEAR WILL BE DETER-MINED IN THE SOLE DISCRETION OF METROPOLITAN LIFE. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 3% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

  The Policy's cash value in the Fixed Account will reflect the amount and fre-quency of premium payments

 ...............................................................
allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the in-vestment divisions of the Separate Account, any Policy indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Policy.

  The portion of the monthly deduction attributable to the Fixed Account will be determined as of the actual monthly anniversary, even if the monthly anni-versary does not fall on a Valuation Date.

TRANSFERS, WITHDRAWALS, SURRENDERS, AND POLICY LOANS

  Amounts in the Fixed Account are generally subject to the same rights and limitations as are amounts allocated to the investment divisions of the Sepa-rate Account with respect to transfers, withdrawals, surrenders and Policy loans (see "Allocation of Premiums and Cash Value--Cash Value Transfers;" "Loan Privileges," and "Surrender and Withdrawal Privileges").

  Metropolitan Life also reserves the right to impose certain conditions on transfers, withdrawals, surrenders, and Policy loans from the Fixed Account. These conditions may include restricting transfers from the Fixed Account to those made only on or about the Policy anniversary, and delaying transfers, withdrawals, surrenders, and the payment of Policy loans from the Fixed Account for up to 6 months. Metropolitan Life may also restrict additional transfers from the Fixed Account during the twelve months following a transfer from the Fixed Account. (see "Other Policy Provisions--Payment and Deferment"). Payments to pay premiums on another policy with Metropolitan Life will not be delayed.

RIGHTS RESERVED BY METROPOLITAN LIFE
 ................................................................................

  Metropolitan Life reserves the right to make certain changes if, in its judg-ment, they would best serve the interests of the Policy owners or would be ap-propriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Metropolitan Life will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes Metropolitan Life may make include:

  . To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  . To take any action necessary to comply with or obtain and continue any ex-emptions from the 1940 Act.

  . To transfer any assets in any investment division to another investment di-vision, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.

  . To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

  . To change the way Metropolitan Life assesses charges, but without increas-ing the aggregate amount charged to the Fixed Account and the Separate Ac-count in connection with the Policies.

  . To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Metropolitan Life to take.

  If any of these changes result in a material change in the underlying invest-ments of an investment division to which the net premiums of a Policy are allo-cated. Metropolitan Life will notify the Policy owner of such change, and the owner may then make a new choice of investment divisions or the Fixed Account without charge.

OTHER POLICY PROVISIONS
 ................................................................................

  Owner. The owner of a Policy is the insured unless another owner has been named in the application for the Policy. The owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new owner or a contingent owner who would become the Policy owner if the owner should die before the insured dies.

  Beneficiary. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the insured is alive. If no beneficiary or contingent beneficiary is alive when the insured dies, the owner (or the owner's estate) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent bene-ficiary.

  If more than one beneficiary is alive when the insured dies, they will be paid in equal shares, unless the owner has chosen otherwise.

  Incontestability. Metropolitan Life will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Date of Policy (or date of reinstatement if a terminated Policy is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Policy. Metropolitan Life will not contest the valid-ity of

 ...............................................................
any increase in the death benefit after such increase has been in force during the insured's lifetime for two years from its effective date.

  Suicide. The insurance proceeds will not be paid if the insured commits sui-cide, while sane or insane, within two years (one year in Colorado and North Dakota) from the Date of Policy. Instead, Metropolitan Life will pay the bene-ficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan and accrued loan interest and less any par-tial cash withdrawal. If the insured commits suicide, while sane or insane, more than two years after the Date of Policy but within two years (one year in Colorado and North Dakota) from the effective date of any increase in the death benefit, Metropolitan Life's liability with respect to such increase will be limited to the cost thereof.

  Age and Sex. If the insured's age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct age and sex.

  Assignment. The owner may assign a Policy as collateral. All rights under the Policy will be transferred to the extent of the assignee's interest. Met-ropolitan Life is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Designated Office. Metropolitan Life is not responsible for the validity of any assignment or release thereof. Any assign-ment or other transfer of rights under a Policy may have adverse tax conse-quences, causing the death benefit to become taxable to the beneficiary, or causing all or part of any value assigned to be taxed as a distribution to the owner. Therefore, it is very important to consult with a qualified tax adviser before making any assignment.

  Payment and Deferment. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. Metropolitan Life will pay interest on the amount of death benefit at a rate which is currently 6% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

  However, Metropolitan Life may defer the determination, application or pay-ment of any such amount or any transfer of cash value to the Separate Account for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emer-gency exists as a result of which it is not reasonably practicable for Metro-politan Life to determine the investment experi-ence for a Policy or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners provided the delay is permitted under New York State Insurance Law and regulations. Metropolitan Life will not defer a loan used to pay premiums on other policies issued by it.

  As with traditional life insurance, Metropolitan Life can delay payment of the entire insurance proceeds or other Policy benefits if entitlement to pay-ment is being questioned or is uncertain. Metropolitan Life may also defer payment of any amounts attributable to a check for a reasonable time (not more than 15 days) to allow the check to clear.

  Dividends. The Policies are nonparticipating. This means that they are not eligible for dividends, and they do not participate in any distribution of Metropolitan Life's surplus.

  The description throughout this Prospectus of the features of the Policies is subject to the specific terms of the Policies.

SALES AND ADMINISTRATION OF THE POLICIES
 ...............................................................................

  Metropolitan Life performs the sales and administrative services relating to the Policies. The offices of Metropolitan Life which may administer the Poli-cies are located in: Aurora, Illinois; Johnstown, Pennsylvania; Pearl River, New York; Princeton, New Jersey; San Ramon, California; Tampa, Florida; Tulsa, Oklahoma; and Warwick, Rhode Island. Each Policy owner will be notified which office will be the Designated Office for servicing the Policy. Metropolitan Life may name different Designated Offices for different transactions.

  Metropolitan Life acts as the principal underwriter (distributor) of the Policies as defined in the 1940 Act (see "Distribution of the Policies," be-low). In addition to selling insurance and annuities, Metropolitan Life also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate Accounts One and Two of Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metro-politan Life, and Metropolitan Life Separate Account E of Metropolitan Life, each of which is registered as a unit investment trust under the 1940 Act. Fi-nally, Metropolitan Life acts as principal underwriter for other forms of flexible premium variable life insurance policies, premiums for which may also be allocated to the Separate Account.

  Certain computer systems Metropolitan Life uses to process Policy transac-tions and valuations need to be adjusted to be able to continue to administer
Policies beginning January 1, 2000. As is the case with most sys     -

 ...............................................................

tem conversion projects, risks and uncertainties exist, due in part to reli-ance on third party vendors, and a project could be delayed. Metropolitan Life is, however, devoting substantial resources necessary to make these systems modifications and expects that the necessary changes will be completed on time and in a way that will result in no disruption to Policy servicing operations.

  Bonding. The directors, officers and employees of Metropolitan Life are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

DISTRIBUTION OF THE POLICIES
 ...............................................................................

  The Policies will be sold by individuals who are licensed life insurance sales representatives and registered representatives of Metropolitan Life, the principal underwriter of the Policies. Metropolitan Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securi-ties Dealers, Inc. The Policies may in the future be sold through other regis-tered broker-dealers, including MetLife Securities, Inc., a wholly owned bro-ker-dealer subsidiary of Metropolitan Life. Maximum commissions payable during the first Policy year to writing representatives employed by Metropolitan Life will be 50% of the lesser of (A) actual premiums paid in the first year, (B) the initial voluntary planned periodic premium for the first year and (C) the annual premium necessary to keep the longest duration of guaranteed minimum death benefit available under the Policy in effect for a like Policy using Death Benefit Option A and preferred rating class for standard risks (for other risks, the actual rating class) for a nonsmoker. We will also pay a 50% commission on the lesser of (A) the amount by which any premiums paid in the first 12 months following an application to increase the specified face amount exceed the cumulative amount of premiums on which a 50% commission has previ-ously been paid, and (B) the portion of (C) above computed using the differ-ence between the old and new specified face amounts using the age and rating information of the insured at the time of the increase. For Policy Year 1 pre-mium not subject to the first year rates set forth above, the commission is 3%. Maximum commissions payable under brokerage arrangements do not exceed these amounts.

  For the writing representative, the commissions are 5% in Policy Years 2-4. In Policy Years 2-4, if the writing representative is no longer active, there may be a service fee payable to the agent servicing the Policy of up to 5%, based upon certain requirements. A service fee is paid to the agent servicing the Policy (who may or may not be the writing representative). In Policy Years 5 through 10, the service fee is 2% of the premiums paid. In Policy Years 11 and later, the service fee is 1% of the premiums paid.

  When a sale is made by a Metropolitan Life employee, the sales manager gen-erally receives a commission override based on many factors, including the writing representative's commissions and the overall commissions from all writing representatives under the sales manager's supervision.

  The commissions are paid by Metropolitan Life. They do not result in any charges against the Policy in addition to those set forth under "Charges and Deductions". No commissions were paid in 1997, 1996 and 1995 because this product first became available for sale on May 1, 1998.

FEDERAL TAX MATTERS
 ...............................................................................

  The following description is a brief summary of some of the tax rules, pri-marily related to federal income and estate taxes, which in the opinion of Metropolitan Life are currently in effect.

TAXATION OF THE POLICY

  The Policy receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under any death bene-fit option in the Policy is generally excludable from the gross income of the beneficiary under Section 101 of the Internal Revenue Code ("Code") and the Policy owner is not deemed to be in constructive receipt of the cash values under the Policy until actual withdrawal or surrender or upon the Final Date.

  Under existing tax law, unless a Policy is a modified endowment contract as discussed below, a Policy owner generally will be taxed on cash value with-drawn from the Policy and cash value received upon surrender of the Policy or upon the Final Date. Under most circumstances, unless the distribution occurs during the first 15 Policy years, only the amount withdrawn, received upon surrender or distributed at the Final Date of a Policy that exceeds the premi-ums paid less previous non-taxable withdrawals will be treated as ordinary in-come. During the first 15 Policy years, cash distributions from a Policy, made as a result of a Policy change that reduces death benefits or other benefits under a Policy, will be taxable to the Policy owner, under a complex formula, to the extent that cash value exceeds the Owner's remaining investment in the Policy.

  Notwithstanding the foregoing, if a Policy is part of a collateral assign-ment equity split-dollar arrangement

 ...............................................................
with an employer, any increase in cash value may be taxable annually. This type of arrangement involves premium advances by an employer which are secured through a collateral assignment of the Policy. An individ ual should consult with and rely on the advice of a tax advisor with respect to any type of split-dollar arrangement involving the Policy.

  The United States Treasury Department has adopted regulations which set di-versification rules for the investments underlying the Policies, in order for the Policies to be treated as life insurance. Metropolitan Life believes that these diversification standards will be satisfied. There is a provision in the regulations which allows for the correction of an inadvertent failure to diver-sify. Failure to comply with the rules found in the regulations would result in immediate taxation to Policy owners of all positive investment experience cred-ited to a Policy.

  There is a possibility that regulations may be proposed or that a controlling ruling may be issued in the future describing the extent to which Policy owner control over allocation of cash value may cause Policy owners to be treated as the owners of Separate Account assets for tax purposes. Such regulations or ruling could limit the number of investment funds or the frequency of transfers among such funds. It is not known whether any such regulations or ruling would have a retroactive effect. Metropolitan Life reserves the right to amend the Policies in any way necessary to avoid any such result. As of the date of this Prospectus, no such regulations or ruling have been issued.

  Metropolitan Life also believes that loans received under the Policy will be treated as indebtedness of an owner for federal tax purposes, and, unless the Policy is or becomes a modified endowment contract as described below or termi-nates, that no part of any loan received under a Policy will constitute income to the owner.

  Generally, interest on Policy loans is not deductible. Legislation in 1997 and effective for policies issued after June 8, 1997 generally disallows, in part, interest deductions to businesses which own cash value life insurance for debt unrelated to the policy. There are exceptions for policies which insure employees and certain other individuals. The rules are complex. A Policy owner should consult a tax advisor to determine how the rules governing the deduct-ibility of interest would apply in the Policy owner's situation.

  A total surrender, cancellation of the Policy or distribution at the Final Date of a Policy where there is an outstanding loan may have tax consequences depending on the amount of gain in the Policy.

  Special rules govern the federal income tax treatment of pre-death withdraw-als from a class of life insurance contracts referred to as modified endowment contracts. Unlike under other life insurance contracts, amounts received before death from a modified endow ment contract, including policy loans, assignments and pledges, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in in-come, all modified endowment contracts issued by the same company (or affiliate) to the same policyholder during any calendar year will be treated as one modified endowment contract. Finally, an additional 10% income tax is gen-erally imposed on the taxable portion of pre-death amounts received before age 59 1/2.

  In general, a modified endowment contract is a life insurance contract en-tered into or materially changed after June 20, 1988 that fails to meet a "7-pay test". Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid if the contract provided for paid-up future benefits after the payment of 7 level annual payments, the contract is a modified endowment contract. A policy may have to be reviewed un-der the 7-pay test even after the first seven policy years in the case of cer-tain events such as a material modification of the policy as discussed below. If there is a reduction in benefits under the contract during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level.

  Any distribution made within two Policy years before a policy fails the 7-pay test may be treated as made in anticipation of such failure. Whether or not a particular Policy meets these definitional requirements is dependent on the date the contract was entered into, premium payments made and the periodic pre-mium payments to be made, the level of death benefits, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. Generally, a life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

  A Policy should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modification to the Policy to determine to what extent, if any, these tax rules apply. A ma-terial modification to a Policy includes, but is not limited to, any increase in the future benefits provided under the Policy. However, in general, in-creases that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Policy years will not be considered material modifications. The annual statement sent to each Policy

 ...............................................................
owner will include information regarding the modified endowment contract status of a Policy (see "Premiums--Premium Limitations").

  Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making unplanned pre-mium payments, increasing or decreasing the specified face amount, or adding or removing a rider.

  Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. For exam-ple, legislation could be enacted that could adversely impact transfers of cash value within the Policy. In addition, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any legislative or administrative action could be applied retroactively.

  The death benefit payable under the Policy is includable in the insured's gross estate for federal estate tax purposes if the death benefit is paid to the insured's estate or if the death benefit is paid to a beneficiary other than the estate and the insured either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

  Whether or not any federal estate tax is payable with respect to the death benefit of the Policy which is included in the insured's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of an estate tax credit which generally is equivalent to an exemption of $625,000 in 1998, gradually increasing to $1 million in 2006 and thereafter. In addition, a death benefit paid to a surviv-ing spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, a death benefit paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

  If the owner of the Policy is not the insured, and the owner dies before the insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the pre-ceding paragraph.

  State and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each in-sured, owner or beneficiary.

  The foregoing summary does not purport to be complete or to cover all situa-tions. Counsel and other competent advisors should be consulted for more com-plete information.

TAXATION OF METROPOLITAN LIFE

  Metropolitan Life does not initially expect to incur any federal income tax upon the earnings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes, with respect to earnings or capital gains, which may be attributable to the Separate Account. If, howev-er, Metropolitan Life determines that it may incur such taxes, it may assess a charge against or make provisions in the Separate Account for those taxes. There is a 1.25% charge imposed on premiums paid for the purpose of recovering the federal income taxes imposed on Metropolitan Life based on the amount of premiums received in connection with the Policies.

  Under present laws, Metropolitan Life may incur state and local taxes (in ad-dition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Metropolitan Life may decide to make charges for such taxes against or provisions for such taxes in the Separate Ac-count. However, there is a 2% charge imposed on premiums paid for state premium taxes.

                                   MANAGEMENT

  The present directors and the senior officers and secretary of Metropolitan Life are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS

                                 PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                      BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                   ----------------------            ----------------------
Curtis H. Barnette...... Chairman and Chief Executive Officer,  Director
                         Bethlehem Steel Corp.,
                         1170 Eighth Avenue,
                         Martin Tower 2118,
                         Bethlehem, PA 18016-7699.
Robert H. Benmosche..... President and Chief Operating Officer, President, Chief Operating
                         Metropolitan Life Insurance Company,    Officer and Director
                         One Madison Avenue,
                         New York, N.Y. 10010.
Gerald Clark............ Senior Executive Vice-President        Senior Executive Vice-
                         and Chief Investment Officer,           President and Chief
                         Metropolitan Life Insurance Company,    Investment Officer,
                         One Madison Avenue,                     Director
                         New York, N.Y. 10010.
Joan Ganz Cooney........ Chairman, Executive Committee,         Director
                         Children's Television Workshop,
                         One Lincoln Plaza,
                         New York, NY 10023.
Burton A. Dole.......... Retired Chairman, President and        Director
                         Chief Executive Officer, Puritan
                         Bennett,
                         2200 Faraday Avenue,
                         Carlsbad, CA 92008-7208.
James R. Houghton....... Retired Chairman of the Board and      Director
                         Chief Executive Officer,
                         Corning Incorporated,
                         80 East Market Street,
                         2nd Floor,
                         Corning, NY 14830.
Harry P. Kamen.......... Chairman and Chief Executive Officer,  Chairman, Chief Executive
                         Metropolitan Life Insurance Company,    Officer and Director
                         One Madison Avenue,
                         New York, NY 10010.
Helene L. Kaplan........ Of Counsel, Skadden, Arps, Slate,      Director
                         Meagher & Flom,
                         919 Third Avenue,
                         New York, NY 10022.
Charles M. Leighton..... Retired Chairman,                      Director
                         CML Group, Inc.,
                         524 Main Street,
                         Acton, MA 01720.
Allen E. Murray......... Retired Chairman of the Board          Director
                         and Chief Executive Officer,
                         Mobil Corporation,
                         375 Park Avenue, Suite 2901,
                         New York, NY 10163.

                                  PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                       BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                    ----------------------            ----------------------
Stewart Nagler..........  Senior Executive Vice-President        Senior Executive Vice-
                          and Chief Financial Officer,            President, Chief Financial
                          Metropolitan Life Insurance Company,    Officer and Director
                          One Madison Avenue
                          New York, NY 10010
John J. Phelan, Jr. ....  Retired Chairman and Chief Executive   Director
                          Officer, New York Stock Exchange,
                          Inc.,
                          P.O. Box 312,
                          Mill Neck, NY 11765.
Hugh B. Price...........  President and Chief Executor Officer,  Director
                          National Urban League, Inc.,
                          12 Wall Street,
                          New York, NY 10005.
Robert G. Schwartz......  Retired Chairman of the Board,         Director
                          President and Chief Executive Officer,
                          Metropolitan Life Insurance Company,
                          200 Park Avenue, Suite 5700,
                          New York, NY 10166.
Ruth J. Simmons, Ph.D. .  President,                             Director
                          Smith College,
                          College Hall 20,
                          Northhampton, MA 01063.
William C. Steere, Jr. .  Chairman of the Board and Chief        Director
                          Executive Officer,
                          Pfizer, Inc.,
                          235 East 42nd Street,
                          New York, NY 10017.

OFFICERS*

    NAME OF OFFICER       POSITION WITH METROPOLITAN LIFE
    ---------------       -------------------------------
Harry P. Kamen..........  Chairman and Chief Executive Officer
Robert H. Benmosche.....  President and Chief Operating Officer
Gary A. Beller..........  Senior Executive Vice-President and General Counsel
Gerald Clark............  Senior Executive Vice-President and Chief Investment Officer
Stewart G. Nagler.......  Senior Executive Vice-President and Chief Financial Officer
C. Robert Henrikson.....  Senior Executive Vice-President
Catherine A. Rein.......  Senior Executive Vice-President
William J. Toppeta......  Senior Executive Vice-President
Jeffrey J. Hodgman......  Executive Vice-President
Terence I. Lennon.......  Executive Vice-President
David A. Levene.........  Executive Vice-President
John D. Moynahan, Jr. ..  Executive Vice-President
John H. Tweedie.........  Executive Vice-President
Judy E. Weiss...........  Executive Vice-President and Chief Actuary
Alexander D. Brunini....  Senior Vice President
Jon F. Danski...........  Senior Vice-President and Controller
Richard M. Blackwell....  Senior Vice-President
James B. Digney.........  Senior Vice-President
William T. Friedewald...  Senior Vice-President
Ira Friedman............  Senior Vice-President
Anne E. Hayden..........  Senior Vice-President
Sybil C. Jacobsen.......  Senior Vice-President
Joseph W. Jordan........  Senior Vice-President
Kernan F. King..........  Senior Vice President
Nicholas D. Latrenta....  Senior Vice-President
Leland C. Launer, Jr. ..  Senior Vice-President
Gary E. Lineberry.......  Senior Vice-President
James L. Lipscomb.......  Senior Vice-President
William Livesey.........  Senior Vice-President
James M. Logan..........  Senior Vice-President
Eugene Marks, Jr........  Senior Vice President
Dominick A. Prezzano....  Senior Vice-President
Joseph A. Reali.........  Senior Vice-President
Vincent P. Reusing......  Senior Vice-President
Felix Schirripa.........  Senior Vice-President
Robert E. Sollmann, Jr..  Senior Vice-President
Thomas L. Stapleton.....  Senior Vice-President and Tax Director
James F. Stenson........  Senior Vice-President
Stanley J. Talbi........  Senior Vice-President
Richard R. Tartre.......  Senior Vice-President
James A. Valentino......  Senior Vice-President
Lisa Weber..............  Senior Vice-President
William J. Wheeler......  Senior Vice-President and Treasurer
Anthony J. Williamson...  Senior Vice-President
Louis Ragusa............  Vice-President and Secretary

-------

* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terence
  I. Lennon has been an officer of Metropolitan Life since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. Richard R. Tartre has been an officer of Metropolitan Life since January 13, 1997, prior thereto he was President and CEO of Astra Management Corp. William J. Wheeler became an officer of Metropolitan Life since October 13, 1997; prior thereto he was Senior Vice-President, Investment Banking of Donaldson, Lufkin and Jenrette. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998;l prior thereto she was a Director of Diversity Strategies and Development and an Associate Director of Human Resources of Paine Webber. Jon F. Danski has been an officer of Metropolitan Life since March 25, 1998; prior thereto he was Senior Vice-President, Controller and General Auditor at ITT Corporation. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

 ...............................................................
VOTING RIGHTS
 ................................................................................

RIGHT TO INSTRUCT VOTING OF FUND SHARES

  In accordance with its view of present applicable law, Metropolitan Life will vote the shares of each of the portfolios of the Fund which are deemed attrib-utable to Policies at regular and special meetings of the shareholders of the Fund based on instructions received from persons having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpre-tation thereof should change, and as a result Metropolitan Life determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

  Accordingly, the Policy owner will have a voting interest under a Policy. The number of shares held in each Separate Account investment division deemed at-tributable to each owner is determined by dividing a Policy's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which a Policy owner has the right to give instructions will be determined as of the record date for the meeting.

  Fund shares held in each registered separate account of Metropolitan Life or any affiliate that are or are not attributable to life insurance policies (in-cluding the Policies) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which vot-ing instructions are received by that separate account. Fund shares held in the general accounts or unregistered separate accounts of Metropolitan Life or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if Metropolitan Life or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current inter-pretation of the 1940 Act or any rules thereunder.

  The Policy owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

  Each Policy owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to Metropolitan Life.

DISREGARD OF VOTING INSTRUCTIONS

  Notwithstanding the foregoing, Metropolitan Life may vote Fund shares con-trary to owner voting instructions in certain limited circumstances specified by the Commission. In the event that Metropolitan Life does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Policy owners.

REPORTS
 ................................................................................

  Policy owners will receive promptly statements of significant transactions such as change in specified face amount, change in death benefit option, changes in guarantees, transfers among investment divisions, partial withdraw-als, increases in loan principal by the Policy owner, loan repayments, termina-tion for any reason, reinstatement and premium payments. Transactions pursuant to automated investment strategies (see "Payment and Allocation of Premiums,") may be confirmed quarterly. Policy owners whose premiums are automatically re-mitted under a check-o-matic allotment deduction or certain payroll deduction plans do not receive individual confirmations of premium payments from Metro-politan Life apart from that provided by their bank or employer. An annual statement will also be sent to the Policy owner within thirty days after a Pol-icy year summarizing all of the above transactions and deductions of charges occurring during that Policy year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any policy loan and unpaid loan interest added to loan prin-cipal. The annual statement will also discuss the modified endowment contract status of a Policy (see "Premiums--Premium Limitations"). In addition, an owner will be sent semiannual reports containing financial statements for the Fund, as required by the 1940 Act.

STATE REGULATION
 ................................................................................

  Metropolitan Life is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of Policy has been filed with, and approved by, insurance officials in each juris-diction where the Policies are sold. The Policy and/or the guaranteed minimum death benefit may not be available in all jurisdictions. Individuals should consult with their Metropolitan Life sales representatives to determine if the Policy is available in their jurisdictions.

 ...............................................................

  Metropolitan Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business, for the purposes of determining sol-vency and compliance with local insurance laws and regulations. Such state-ments are available for public inspection at state insurance department of-fices.

REGISTRATION STATEMENT
 ...............................................................................

  A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for addi-tional information concerning the Separate Account, Metropolitan Life and the Policies. The additional information may be obtained at the Commission's main office in Washington, D.C., upon payment of the prescribed fees.

LEGAL MATTERS
 ...............................................................................

  The legality of the Policies described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of Metropolitan Life. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Metropolitan Life on certain matters relating to the federal securities laws.

EXPERTS
 ...............................................................................

  The financial statements included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports ap-pearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Marian Zeldin, FSA, MAAA, VicePresident and Actuary of Metropolitan Life, as stated in her opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS
 ...............................................................................

  The financial statements of Metropolitan Life included in this Prospectus should be considered only as bearing upon the ability of Metropolitan Life to meet its obligations under the Policies.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1997, and the related statements (i) of operations for the year then ended and of changes in net assets for the years ended December 31, 1997 and 1996 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index and State Street Research International Stock Divisions and (ii) of operations and of changes in net assets for the period March 3, 1997 (commencement of operations) to December 31, 1997 of the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL at December 31, 1997 and the results of their operations and the changes in their net assets for the respective stated periods, in conformity with generally accepted accounting principles.

As discussed in Note 4, the accompanying 1996 financial statements have been restated.

DELOITTE & TOUCHE LLP
New York, New York

March 31, 1998

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                     STATE STREET              STATE STREET             STATE STREET
                          STATE STREET STATE STREET    RESEARCH   STATE STREET   RESEARCH     METLIFE     RESEARCH
                            RESEARCH     RESEARCH       MONEY       RESEARCH    AGGRESSIVE     STOCK    INTERNATIONAL
                             GROWTH       INCOME        MARKET    DIVERSIFIED     GROWTH       INDEX        STOCK
                            DIVISION     DIVISION      DIVISION     DIVISION     DIVISION    DIVISION     DIVISION
                          ------------ ------------  ------------ ------------ ------------ ----------- -------------
ASSETS:
Investments in Metropol-
 itan Series Fund, Inc.
 at Value (Note 1A):
State Street Research
 Growth Portfolio
 (7,500,517 shares; cost
 $207,140,190)..........  $239,416,510         --            --            --           --          --           --
State Street Research
 Income Portfolio
 (3,451,828 shares; cost
 $43,468,874)...........           --  $43,700,145           --            --           --          --           --
State Street Research
 Money Market Portfolio
 (770,408 shares; cost
 $8,291,617)............           --          --     $7,996,630           --           --          --           --
State Street Research
 Diversified Portfolio
 (9,161,690 shares; cost
 $143,847,786)..........           --          --            --   $155,565,502          --          --           --
State Street Research
 Aggressive Growth Port-
 folio
 (4,299,153 shares; cost
 $110,480,495)..........           --          --            --            --  $181,699,529         --           --
MetLife Stock Index
 Portfolio
 (2,992,597 shares; cost
 $67,138,007)...........           --          --            --            --           --  $86,126,949          --
State Street Research
 International Stock
 Portfolio
 (2,324,516 shares; cost
 $28,974,736)...........           --          --            --            --           --          --   $27,127,110
Loomis Sayles High Yield
 Bond Portfolio
 (146,279 shares; cost
 $1,553,369)............           --          --            --            --           --          --           --
Janus Mid Cap Portfolio
 (302,556 shares; cost
 $3,640,229)............           --          --            --            --           --          --           --
T. Rowe Price Small Cap
 Growth Portfolio
 (383,687 shares; cost
 $4,511,133)............           --          --            --            --           --          --           --
Scudder Global Equity
 Portfolio
 (278,937 shares; cost
 $3,035,018)............           --          --            --            --           --          --           --
                          ------------ -----------    ----------  ------------ ------------ -----------  -----------
 Total Assets...........   239,416,510  43,700,145     7,996,630   155,565,502  118,699,529  86,126,949   27,127,110
LIABILITIES.............       530,268        (749)          395       165,745       43,493      30,337        1,155
                          ------------ -----------    ----------  ------------ ------------ -----------  -----------
NET ASSETS..............  $238,886,242 $43,700,894    $7,996,235  $155,399,757 $118,656,036 $86,096,612  $27,125,955
                          ============ ===========    ==========  ============ ============ ===========  ===========

                       See Notes to Financial Statements.

   LOOMIS                                                T. ROWE
   SAYLES                                                 PRICE                           SCUDDER
 HIGH YIELD              JANUS                          SMALL CAP                          GLOBAL
    BOND                MID CAP                           GROWTH                           EQUITY
  DIVISION              DIVISION                         DIVISION                         DIVISION
 ----------            ----------                       ----------                       ----------
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
 $1,483,275                   --                               --                               --
        --             $3,863,631                              --                               --
        --                    --                        $4,558,201                              --
        --                    --                               --                        $3,026,461
 ----------            ----------                       ----------                       ----------
  1,483,275             3,863,631                        4,558,201                        3,026,461
        150                   393                               89                            3,120
 ----------            ----------                       ----------                       ----------
 $1,483,125            $3,863,238                       $4,558,112                       $3,023,341
 ==========            ==========                       ==========                       ==========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                            STATEMENTS OF OPERATIONS

                                                FOR THE YEAR ENDED DECEMBER 31, 1997
                          ---------------------------------------------------------------------------------
                                                  STATE                  STATE                    STATE
                             STATE      STATE     STREET      STATE      STREET                  STREET
                            STREET      STREET   RESEARCH    STREET     RESEARCH    METLIFE     RESEARCH
                           RESEARCH    RESEARCH   MONEY     RESEARCH   AGGRESSIVE    STOCK    INTERNATIONAL
                            GROWTH      INCOME    MARKET   DIVERSIFIED   GROWTH      INDEX        STOCK
                           DIVISION    DIVISION  DIVISION   DIVISION    DIVISION   DIVISION     DIVISION
                          ----------- ---------- --------  ----------- ---------- ----------- -------------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $42,138,867 $2,922,583 $421,931  $23,433,922 $4,355,881 $ 1,696,231          --
Expenses:
 Mortality and expense
  charges (Note 3)......    1,720,073    304,795   68,737    1,130,927    885,075     509,584  $   232,079
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
Net investment income
 (loss).................   40,418,794  2,617,788  353,194   22,302,995  3,470,806   1,186,647     (232,079)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS: (Note
 1B)
Net realized gain (loss)
 from security transac-
 tions..................    1,080,724     32,950   68,458      418,723    136,827   1,210,648      (84,952)
Change in unrealized ap-
 preciation (deprecia-
 tion) of investments...    6,378,588    748,796  (49,717)   1,103,869  2,615,059  13,344,725     (691,181)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........    7,459,312    781,746   18,741    1,522,592  2,751,886  14,555,373     (776,133)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $47,878,106 $3,399,534 $371,935  $23,825,587 $6,222,692 $15,742,020  $(1,008,212)
                          =========== ========== ========  =========== ========== ===========  ===========

                       See Notes to Financial Statements.

           FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
 -----------------------------------------------------------------------------------
                                                  T. ROWE
 LOOMIS SAYLES                                     PRICE                    SCUDDER
   HIGH YIELD             JANUS                  SMALL CAP                  GLOBAL
      BOND               MID CAP                   GROWTH                   EQUITY
    DIVISION            DIVISION                  DIVISION                 DIVISION
 -------------         ------------             ------------              -----------
  $     63,593         $     14,490              $       471              $    30,685
         4,044                8,553                    9,261                    7,271
  ------------         ------------              -----------              -----------
        59,549                5,937                   (8,790)                  23,414
  ------------         ------------              -----------              -----------
         9,361               26,779                   47,764                   21,982
       (70,093)             223,402                   47,067                   (8,556)
  ------------         ------------              -----------              -----------
       (60,732)             250,181                   94,831                   13,426
  ------------         ------------              -----------              -----------
  $     (1,183)        $    256,118              $    86,041              $    36,840
  ============         ============              ===========              ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF CHANGES IN NET ASSETS

    FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (AS RESTATED--SEE NOTE 4)

                            STATE STREET RESEARCH      STATE STREET RESEARCH     STATE STREET RESEARCH
                               GROWTH DIVISION            INCOME DIVISION        MONEY MARKET DIVISION
                          --------------------------  ------------------------  -------------------------
                                        AS RESTATED                AS RESTATED                AS RESTATED
                              1997          1996         1997         1996          1997         1996
                          ------------  ------------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 40,418,794  $ 14,318,113  $ 2,617,788  $ 1,769,924  $    353,194  $   340,213
 Net realized gain
  (loss) from security
  transactions..........     1,080,724     3,249,072       32,950       13,127        68,458       21,159
 Change in unrealized
  appreciation (depreci-
  ation) of invest-
  ments.................     6,378,588     9,530,521      748,796     (824,310)      (49,717)    (111,136)
                          ------------  ------------  -----------  -----------  ------------  -----------
 Net increase (decrease)
  in net assets result-
  ing from operations...    47,878,106    27,097,706    3,399,534      958,741       371,935      250,236
                          ------------  ------------  -----------  -----------  ------------  -----------
 From capital
  transactions:
 Net premiums...........    59,834,638    51,991,970   13,090,983   11,838,904    13,691,749   13,703,314
 Redemptions............    (7,416,220)   (5,657,523)  (1,082,695)  (1,098,660)     (357,692)    (370,938)
 Net portfolio trans-
  fers..................     3,569,720      (676,324)   1,296,485     (342,990)  (12,877,177)  (8,370,773)
 Other net transfers....   (29,309,077)  (23,203,846)  (4,895,666)  (4,686,537)     (887,059)  (1,089,670)
                          ------------  ------------  -----------  -----------  ------------  -----------
 Net increase (decrease)
  in net assets result-
  ing from capital
  transactions..........    26,679,061    22,454,277    8,409,107    5,710,717      (430,179)   3,871,933
                          ------------  ------------  -----------  -----------  ------------  -----------
NET CHANGE IN NET
 ASSETS.................    74,557,167    49,551,983   11,808,641    6,669,458       (58,244)   4,122,169
                                        ------------               -----------                -----------
NET ASSETS--BEGINNING OF
 YEAR, AS PREVIOUSLY RE-
 PORTED.................                 112,440,622                22,311,472                  2,974,740
ADJUSTMENT FOR EXCLUDED
 CONTRACTS
 (NOTE 4)...............                   2,336,470                 2,911,323                    957,570
                          ------------  ------------  -----------  -----------  ------------  -----------
NET ASSETS--BEGINNING OF
 YEAR,
 AS RESTATED............   164,329,075   114,777,092   31,892,253   25,222,795     8,054,479    3,932,310
                          ------------  ------------  -----------  -----------  ------------  -----------
NET ASSETS--END OF
 YEAR...................  $238,886,242  $164,329,075  $43,700,894  $31,892,253  $  7,996,235  $ 8,054,479
                          ============  ============  ===========  ===========  ============  ===========

                       See Notes to Financial Statements.

   STATE STREET RESEARCH        STATE STREET RESEARCH                                 STATE STREET RESEARCH
        DIVERSIFIED                   AGGRESSIVE            METLIFE STOCK INDEX           INTERNATIONAL
          DIVISION                 GROWTH DIVISION                DIVISION               STOCK DIVISION
 ----------------------------  -------------------------  -------------------------  ------------------------
                 AS RESTATED                 AS RESTATED                AS RESTATED               AS RESTATED
     1997            1996          1997         1996          1997         1996         1997         1996
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
 $ 22,302,995    $  9,021,710  $  3,470,806  $ 1,735,559  $  1,186,647  $   668,041  $  (232,079) $    26,852
      418,723         626,567       136,827      356,580     1,210,648      992,755      (84,952)       7,882
    1,103,869       3,195,414     2,615,059    1,727,152    13,344,725    3,305,639     (691,181)    (643,946)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   23,825,587      12,843,691     6,222,692    3,819,291    15,742,020    4,966,435   (1,008,212)    (609,212)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   41,236,061      34,685,709    52,235,040   47,883,634    38,059,853   18,825,744   11,240,912   12,149,313
   (4,829,385)     (4,063,905)   (3,613,975)  (2,963,448)   (1,198,193)    (754,780)  (1,139,393)    (680,851)
    1,557,340         444,154    (5,941,719)   2,977,777     9,580,428    6,207,785   (3,084,541)    (323,788)
  (19,209,913)    (16,290,905)  (20,670,473) (18,671,965)  (13,547,536)  (6,979,516)  (5,008,528)  (2,938,187)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   18,754,103      14,775,053    22,008,873   29,225,998    32,894,552   17,299,233    2,008,450    8,206,487
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   42,579,690      27,618,744    28,231,565   33,045,289    48,636,572   22,265,668    1,000,238    7,597,275
                 ------------                -----------                -----------               -----------
                   84,180,741                 54,331,797                 13,425,770               17,296, 137
                    1,020,582                  3,047,385                  1,768,602                 1,232,305
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
  112,820,067      85,201,323    90,424,471   57,379,182    37,460,040   15,194,372   26,125,717   18,528,442
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
 $155,399,757    $112,820,067  $118,656,036  $90,424,471  $ 86,096,612  $37,460,040  $27,125,955  $26,125,717
 ============    ============  ============  ===========  ============  ===========  ===========  ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                                FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
                          --------------------------------------------------------------
                          LOOMIS SAYLES                   T. ROWE PRICE
                           HIGH YIELD        JANUS          SMALL CAP    SCUDDER GLOBAL
                          BOND DIVISION MID CAP DIVISION GROWTH DIVISION EQUITY DIVISION
                          ------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................   $   59,549      $    5,937      $   (8,790)     $   23,414
 Net realized gain from
  security transac-
  tions.................        9,361          26,779          47,764          21,982
 Change in unrealized
  appreciation (depreci-
  ation)
  of investments........      (70,093)        223,402          47,067          (8,556)
                           ----------      ----------      ----------      ----------
 Net increase (decrease)
  in net assets result-
  ing from
  operations............       (1,183)        256,118          86,041          36,840
                           ----------      ----------      ----------      ----------
 From capital
  transactions:
 Net premiums...........      590,158       2,676,784       1,816,732       1,425,649
 Redemptions............       (1,126)        (46,974)        (40,707)         (7,873)
 Net portfolio trans-
  fers..................    1,002,454       1,554,471       3,110,800       1,855,028
 Other net transfers....     (107,178)       (577,161)       (414,754)       (286,303)
                           ----------      ----------      ----------      ----------
 Net increase in net as-
  sets resulting from
  capital
  transactions..........    1,484,308       3,607,120       4,472,071       2,986,501
                           ----------      ----------      ----------      ----------
NET CHANGE IN NET
 ASSETS.................    1,483,125       3,863,238       4,558,112       3,023,341
NET ASSETS--BEGINNING OF
 PERIOD.................          --              --              --              --
                           ----------      ----------      ----------      ----------
NET ASSETS--END OF PERI-
 OD.....................   $1,483,125      $3,863,238      $4,558,112      $3,023,341
                           ==========      ==========      ==========      ==========

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of eleven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund'). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life. On March 3, 1997, operations commenced for the four new investment divisions added to the Separate Account on that date: the Loomis Sayles High Yield Bond Division, the Janus Mid Cap Division, the T. Rowe Price Small Cap Growth Division and the Scudder Global Equity Division.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the eleven designated portfolios of the Fund in which the eleven investment divisions of the Separate Account invests as of December 31, 1997 is included as Note 5.

  B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C. FEDERAL INCOME TAXES

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D. NET PREMIUMS

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2. DIVIDENDS

  On April 16, 1997 and December 18, 1997, the Fund declared dividends for all shareholders of record on April 25, 1997 and December 30, 1997, respectively. The amount of dividends received by the Separate Account was $75,078,657. The dividends were paid to Metropolitan Life on April 25, 1997 and December 30, 1997, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the eleven investment divisions increased by the following: State Street Research Growth Portfolio, 1,371,274 shares; State Street Research Income Portfolio, 231,057 shares; State Street Research Money Market Portfolio, 40,663 shares; State Street Research Diversified Portfolio, 1,404,733 shares; State Street Research Aggressive Growth Portfolio, 182,267 shares; MetLife Stock Index Portfolio, 60,453 shares; State Street Research International Stock Portfolio, 0 shares; Loomis Sayles High Yield Bond Portfolio, 6,294 shares; Janus Mid Cap Portfolio, 1,175 shares; T. Rowe Price Small Cap Growth Portfolio, 41 shares; and Scudder Global Equity Portfolio, 2,836 shares.

3. EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a charge against the assets attributable to the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge varies by policy type but will not be higher than an effective annual rate of .90% of the average daily value of the net assets or the monthly anniversary value of the net assets in the Separate Account which are attributable to such policies.

4. RESTATEMENT FOR EXCLUDED CONTRACTS

  Subsequent to the issuance of the Separate Account 1996 financial statements, Metropolitan Life management determined that the 1996 and prior year financial statements inadvertently excluded amounts related to two groups of insurance contracts included in subsidiary accounting records applicable to the Separate Account. As a result the 1996 financial statements have been restated from the amounts previously reported to include such amounts. A summary of the effects of the restatement on net increase (decrease) in net assets resulting from operations ("Operations") and net increase in net assets resulting from capital transactions ("Capital Transactions") for the year ended December 31, 1996 is as follows:

                                     OPERATIONS           CAPITAL TRANSACTIONS
                               ------------------------  -----------------------
                                                AS                       AS
                                            PREVIOUSLY               PREVIOUSLY
                               AS RESTATED   REPORTED    AS RESTATED  REPORTED
                               -----------  -----------  ----------- -----------
State Street Research Growth
 Division....................  $27,097,706  $26,165,771  $22,454,277 $20,291,179
State Street Research Income
 Division....................      958,741      789,262    5,710,717   4,157,019
State Street Research Money
 Market Division.............      250,236      162,166    3,871,933   2,982,949
State Street Research Diver-
 sified Division.............   12,843,691   12,559,668   14,775,053  13,727,050
State Street Research Aggres-
 sive Growth Division........    3,819,291    3,487,444   29,225,998  25,921,962
MetLife Stock Index Divi-
 sion........................    4,966,435    4,138,300   17,299,233  14,469,444
State Street Research Inter-
 national Stock Division.....     (609,212)    (550,732)   8,206,487   6,923,935

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1997

  Below are summarized information of the investments of the portfolios of the Fund in which each of the investment divisions invest.

                         METROPOLITAN SERIES FUND, INC.

                           STATE STREET            STATE STREET          STATE STREET           STATE STREET
                             RESEARCH                RESEARCH              RESEARCH               RESEARCH
                              GROWTH                  INCOME             MONEY MARKET           DIVERSIFIED
                            PORTFOLIO               PORTFOLIO             PORTFOLIO              PORTFOLIO
                          --------------           ------------          ------------          --------------
COMMON STOCK
 Aerospace..............  $   55,477,881    (2.4%)                                             $   25,844,668   (1.3%)
 Automotive.............      43,379,027    (1.8%)                                                 20,079,121   (1.0%)
 Banking................     205,479,175    (8.7%)                                                 95,552,627   (4.8%)
 Broadcasting...........     124,133,525    (5.3%)                                                 56,726,174   (2.9%)
 Business Services......      25,546,853    (1.1%)                                                 11,853,663   (0.6%)
 Chemicals..............     105,409,887    (4.5%)                                                 48,725,475   (2.5%)
 Drugs & Health Care....     150,504,102    (6.4%)                                                 70,602,148   (3.6%)
 Electrical Equipment...      94,815,937    (4.0%)                                                 43,986,787   (2.2%)
 Electronics............      77,962,605    (3.3%)                                                 36,467,790   (1.8%)
 Entertainment &
  Leisure...............      22,431,812    (1.0%)                                                 10,385,217   (0.5%)
 Financial Services.....      35,764,865    (1.5%)                                                 16,588,059   (0.8%)
 Food & Beverages.......      74,536,480    (3.2%)                                                 34,639,368   (1.7%)
 Forest Products &
  Paper.................      45,897,963    (2.0%)                                                 21,753,294   (1.1%)
 Hospital Management....      16,383,625    (0.7%)                                                  7,608,812   (0.4%)
 Household Products.....      36,627,032    (1.6%)                                                 17,004,594   (0.9%)
 Insurance..............     101,332,113    (4.3%)                                                 47,329,837   (2.4%)
 Machinery..............      16,361,400    (0.7%)                                                  7,592,400   (0.4%)
 Medical Supply.........      45,413,162    (1.9%)                                                 21,172,712   (1.1%)
 Metals--Steel & Iron...      23,359,400    (1.0%)                                                 10,840,668   (0.5%)
 Miscellaneous..........      68,513,025    (2.9%)                                                 31,886,225   (1.6%
 Office & Business
  Equipment.............     111,018,537    (4.7%)                                                 51,900,043   (2.6%)
 Oil....................      40,733,670    (1.7%)                                                 19,133,347   (1.0%)
 Oil & Gas Exploration..      54,241,001    (2.3%)                                                 25,252,861   (1.3%)
 Oil--Domestic..........      47,151,675    (2.0%)                                                 20,900,250   (1.1%)
 Oil--International.....      23,614,913    (1.0%)                                                 10,994,644   (0.6%)
 Retail Grocery.........      74,417,500    (3.2%)                                                 34,970,447   (1.8%)
 Retail Trade...........     183,384,019    (7.8%)                                                 85,473,643   (4.3%)
 Software...............      25,740,375    (1.1%)                                                 12,118,958   (0.6%)
 Tobacco................      47,328,906    (2.0%)                                                 22,112,500   (1.1%)
 Transportation--
  Trucking..............               0    (0.0%)                                                         63   (0.0%)
 Utilities--Electric....      91,202,222    (3.9%)                                                 25,835,899   (1.3%)
 Utilities--Telephone...      43,652,700    (1.9%)                                                 36,947,828   (1.8%)
                          --------------                                                       --------------
 Total Common Stock.....   2,111,815,387   (89.9%)                                                982,280,122  (49.6%)
                          --------------                                                       --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Asset Backed...........                           $ 12,067,182   (2.9%)                           29,417,837   (1.5%)
 Banking................                             23,128,825   (5.6%)                           42,344,898   (2.1%)
 Broadcasting...........                              3,944,733   (1.0%)                            7,737,746   (0.4%)
 Collateralized Mortgage
  Obligations...........                             24,819,316   (6.0%)                           49,612,357   (2.5%)
 Financial Services.....                             60,775,829  (14.8%)                          129,445,268   (6.5%)
 Government Sponsored :
  Federally Chartered...                              5,506,656   (1.3%)                            6,323,235   (0.3%)
 Government Sponsored :
  State Chartered.......                              2,042,474   (0.5%)                            4,057,347   (0.2%)
 Healthcare Services....                             10,036,465   (2.4%)                           15,063,888   (0.8%)
 Household Products.....                              3,962,600   (1.0%)                            7,724,563   (0.4%)
 Industrials............                             24,078,102   (5.9%)                           66,622,264   (3.4%)
 Newspapers.............                              4,677,541   (1.1%)                            7,990,940   (0.4%)
 Restaurant.............                              3,362,275   (0.8%)                            4,226,860   (0.2%)
 Utilities--Electric....                             12,459,882   (3.0%)                           13,174,510   (0.7%)
 Utilities--Telephone...                                      0   (0.0%)                            5,119,400   (0.2%)
                                                   ------------                                --------------
 Total Corporate Bonds..                            190,861,880  (46.3%)                          388,861,113  (19.6%)
                                                   ------------                                --------------
 Federal Agency
  Obligations...........                             21,608,734   (5.2%)                           32,463,133   (1.6%)
 Federal Treasury
  Obligations...........                            121,993,026  (29.6%)                          296,514,139  (15.0%)
 Foreign Obligations....                             29,919,864   (7.3%)                           64,010,479   (3.2%)
 Yankee Bonds...........                             22,911,597   (5.6%)                           40,757,635   (2.1%)
                                                   ------------                                --------------
 Total Bonds............                            387,295,101  (94.0%)                          822,606,499  (41.5%)
                                                   ------------                                --------------
SHORT-TERM OBLIGATIONS
 Banker's Acceptance....                                                 $ 1,999,504    (5.1%)
 Commercial Paper.......                                                  35,110,031   (88.9%)
 Federal Agency
  Obligations...........                                                   1,999,174    (5.1%)
 Financial Services.....     260,576,843   (11.1%)   18,926,000   (4.6%)                          175,117,291   (8.8%)
                          --------------           ------------          -----------           --------------
 Total Short-Term
  Obligations...........     260,576,843   (11.1%)   18,926,000   (4.6%)  39,108,709   (99.1%)    175,117,291   (8.8%)
                          --------------           ------------          -----------           --------------
TOTAL INVESTMENTS.......   2,372,392,230  (101.0%)  406,221,101  (98.6%)  39,108,709   (99.1%)  1,980,003,912  (99.9%)
 Other Assets Less
  Liabilities...........     (23,330,647)  (-1.0%)    5,969,530   (1.4%)     371,130    (0.9%)      2,227,802   (0.1%)
                          --------------           ------------          -----------           --------------
NET ASSETS..............  $2,349,061,583  (100.0%) $412,190,631 (100.0%) $39,479,839  (100.0%) $1,982,231,714 (100.0%)
                          ==============           ============          ===========           ==============

                         METROPOLITAN SERIES FUND, INC.

                                                     STATE STREET           STATE STREET
                                                       RESEARCH               RESEARCH
                               METLIFE                AGGRESSIVE            INTERNATIONAL
                             STOCK INDEX                GROWTH                  STOCK
                              PORTFOLIO               PORTFOLIO               PORTFOLIO
                            --------------          --------------          -------------
 COMMON STOCK
 Aerospace...............   $   40,637,466   (2.0%) $   11,289,881   (0.8%) $  2,387,852    (0.9%)
 Automotive..............       45,456,508   (2.3%)     28,967,250   (2.1%)    5,015,967    (1.9%)
 Banking.................      184,244,814   (9.1%)     29,889,600   (2.1%)   40,150,993   (15.0%)
 Broadcasting............       34,958,314   (1.7%)     34,642,109   (2.5%)    3,027,948    (1.1%)
 Building &
 Construction............       13,042,869   (0.7%)                            1,588,198    (0.6%)
 Business Services.......       25,038,859   (1.2%)    264,032,617  (19.0%)    5,966,734    (2.2%)
 Chemicals...............       55,137,636   (2.7%)                            4,039,673    (1.5%)
 Computer Equipment &
 Service.................                               34,881,231   (2.5%)
 Construction Materials..                                                      7,498,217    (2.8%)
 Construction & Mining
 Equipment...............                                8,304,900   (0.6%)
 Consumer Products.......                                                      1,829,846    (0.7%)
 Containers & Glass......        5,472,575   (0.3%)                            1,006,387    (0.4%)
 Cosmetics...............        5,512,025   (0.3%)     11,648,975   (0.8%)
 Drugs & Health Care.....      157,334,686   (7.8%)     42,144,363   (3.0%)   21,570,856    (8.1%)
 Education...............                                7,437,875   (0.5%)
 Electrical Equipment....       82,536,849   (4.1%)                            2,041,231    (0.7%)
 Electronics.............       84,752,427   (4.2%)    123,061,789   (8.8%)    7,720,814    (2.9%)
 Energy..................                                                      1,160,064    (0.4%)
 Entertainment &
 Leisure.................       18,716,901   (0.9%)     46,907,107   (3.4%)    3,136,901    (1.2%)
 Financial Services......       84,711,977   (4.2%)     72,052,419   (5.2%)      982,925    (0.4%)
 Food & Beverages........      114,340,308   (5.7%)      9,929,888   (0.7%)   11,047,677    (4.1%)
 Forest Products &
 Paper...................       22,113,212   (1.1%)                            4,201,571    (1.6%)
 General Business........                                                        588,933    (0.2%)
 Healthcare Services.....                                   43,554   (0.0%)
 Hospital Management.....       11,028,388   (0.5%)     14,045,000   (1.0%)
 Hotel & Motel...........        5,444,538   (0.3%)     23,227,899   (1.7%)
 Household Appliances &
 Home Furnishings........        4,813,163   (0.2%)                            2,290,994    (0.9%)
 Household Products......       64,582,375   (3.2%)                            1,266,205    (0.5%)
 Insurance...............       79,897,474   (4.0%)     35,200,306   (2.5%)   19,743,473    (7.4%)
 Liquor..................        2,688,400   (0.1%)
 Machinery...............       21,529,430   (1.1%)                            5,393,875    (2.0%)
 Medical Supply..........       52,060,343   (2.6%)     21,603,563   (1.6%)
 Metals--Aluminum........        4,689,262   (0.2%)
 Metals--Gold............        4,638,780   (0.2%)
 Metals--Non-Ferrous.....        2,126,308   (0.1%)                            5,000,016    (1.9%)
 Metals--Steel & Iron....        3,137,730   (0.2%)      1,647,825   (0.1%)    2,926,945    (1.1%)
 Mining..................        2,634,900   (0.1%)      1,189,500   (0.1%)      620,596    (0.2%)
 Miscellaneous...........       12,701,499   (0.6%)     22,837,675   (1.6%)    1,002,644    (0.4%)
 Multi-Industry..........       12,758,726   (0.6%)                            9,623,993    (3.6%)
 Newspapers..............       13,177,443   (0.7%)                              789,576    (0.3%)
 Office & Business
 Equipment...............      108,801,022   (5.4%)    120,385,619   (8.7%)
 Oil & Gas Exploration...          905,738   (0.0%)                            3,386,080    (1.3%)
 Oil--Domestic...........       34,654,774   (1.7%)
 Oil--International......      107,077,494   (5.3%)                           14,022,941    (5.2%)
 Oil--Services...........       24,773,387   (1.2%)     12,017,500   (0.9%)
 Personal Care...........                                                        618,289    (0.2%)
 Photography.............        6,809,362   (0.3%)
 Pollution Control.......        4,725,750   (0.2%)      3,842,575   (0.3%)
 Printing & Publishing...        6,863,863   (0.3%)     10,278,600   (0.7%)    1,324,259    (0.5%)
 Real Estate.............                                                      3,294,667    (1.2%)
 Restaurant..............        9,458,756   (0.5%)      2,436,537   (0.2%)
 Retail Grocery..........       10,371,392   (0.5%)     21,435,425   (1.5%)
 Retail Trade............       85,410,978   (4.2%)    130,225,513   (9.4%)    9,107,736    (3.4%)[
 Software................       59,131,545   (2.9%)     68,992,501   (5.0%)
 Telecommunications
 Equipment & Services....                               15,880,518   (1.1%)    4,694,678    (1.8%)
 Textiles & Apparel......        6,077,783   (0.3%)     26,273,281   (1.9%)      954,522    (0.4%)
 Tires & Rubber..........        5,458,800   (0.3%)                            1,191,661    (0.4%)
 Tobacco.................       29,937,401   (1.5%)     14,880,625   (1.1%)
 Toys & Amusements.......        4,075,259   (0.2%)                            3,087,999    (1.2%)
 Transportation--
 Airlines................       11,143,931   (0.6%)                            2,799,020    (1.0%)
 Transportation--
 Railroad................       13,732,100   (0.7%)                            3,894,818    (1.5%)
 Transportation--
 Trucking................        1,172,450   (0.1%)
 Utilities--Electric.....       59,636,673   (3.0%)                            4,866,641    (1.8%)
 Utilities--Gas
 Distribution &
 Pipelines...............       14,279,257   (0.7%)                            1,658,516    (0.6%)
 Utilities--
 Miscellaneous...........                                                      8,432,787    (3.2%)
 Utilities--Telephone....      130,153,229   (6.4%)     27,899,850   (2.0%)   11,476,736    (4.3%)
                            --------------          --------------          ------------
 Total Common Stock......    2,006,567,129  (99.3%)  1,299,533,870  (93.4%)  248,432,454   (93.0%)
                            --------------          --------------          ------------
 PREFERRED STOCK
 Banking.................                                                   $  1,885,762    (0.7%)
 Chemicals...............                                                        706,634    (0.3%)
 Retail Trade............                                                        484,538    (0.2%)
 Software................                                                        808,024    (0.3%)
                            --------------          --------------          ------------
 Total Preferred Stock...                0   (0.0%)              0   (0.0%)    3,884,958    (1.5%)
                            --------------          --------------          ------------
 Total Equity
 Securities..............    2,006,567,129  (99.3%)  1,299,533,870  (93.4%)  252,317,412   (94.5%)
 SHORT-TERM OBLIGATIONS
 Federal Treasury
 Obligations.............          947,146   (0.1%)
 Financial Services......                               82,499,000   (5.9%)
 Finance.................        8,748,846   (0.4%)
 Time Deposit............                                                     11,000,000    (4.1%)
                            --------------          --------------          ------------
 Total Short-Term
 Obligations.............        9,695,992   (0.5%)     82,499,000   (5.9%)   11,000,000    (4.1%)
                            --------------          --------------          ------------
 TOTAL INVESTMENTS.......    2,016,263,121  (99.8%)  1,382,032,870  (99.3%)  263,317,412   (98.6%)
 Other Assets Less
 Liabilities.............        4,216,915   (0.2%)      9,922,742   (0.7%)    3,771,397    (1.4%)
                            --------------          --------------          ------------
 NET ASSETS..............   $2,020,480,036 (100.0%) $1,391,955,612 (100.0%) $267,088,809  (100.0%)
                            ==============          ==============          ============

                         METROPOLITAN SERIES FUND, INC.

                                                         LOOMIS SAYLES
                                                        HIGH YIELD BOND
                                                           PORTFOLIO
                                                        ---------------
COMMON STOCK
 Banking...............................................   $    29,699     (0.1%)
 Forest Products & Paper...............................       171,511     (0.6%)
 Real Estate...........................................       299,587     (1.1%)
 Utilities--Electric...................................       105,000     (0.4%)
 Utilities--Telephone..................................         8,409     (0.0%)
                                                          -----------
 Total Common Stock....................................       614,206     (2.2%)
                                                          -----------
PREFERRED STOCK
 Metals--Steel & Iron..................................       269,750     (1.0%)
 Oil--Services.........................................        30,400     (0.1%)
 Transportation--Trucking..............................        66,800     (0.2%)
 Utilities--Electric...................................        87,336     (0.3%)
                                                          -----------
 Total Preferred Stock.................................       454,286     (1.6%)
                                                          -----------
LONG-TERM DEBT SECURITIES
Convertible Bonds:
 Broadcasting..........................................        96,750     (0.4%)
 Business Services.....................................       152,250     (0.6%)
 Computer Equipment & Service..........................     1,038,775     (3.7%)
 Electrical Equipment..................................        32,800     (0.1%)
 Electronics...........................................       638,250     (2.3%)
 Entertainment & Leisure...............................       234,750     (0.9%)
 Foreign Obligations...................................     1,350,438     (4.9%)
 Industrials...........................................       633,650     (2.3%)
 Medical Supply........................................       298,500     (1.1%)
 Metals--Steel & Iron..................................         2,000     (0.0%)
 Mining................................................       522,250     (1.9%)
 Miscellaneous.........................................       452,050     (1.6%)
 Oil--International....................................        37,167     (0.1%)
 Pollution Control.....................................       255,469     (0.9%)
 Real Estate...........................................        96,000     (0.3%)
 Restaurant............................................       682,625     (2.5%)
 Retail Trade..........................................        84,250     (0.3%)
 Textiles & Apparel....................................       317,000     (1.1%)
 Transportation--Trucking..............................       116,800     (0.4%)
 Utilities--Telephone..................................       310,000     (1.1%)
                                                          -----------
 Total Convertible Bonds...............................     7,351,774    (26.5%)
                                                          -----------
Corporate Bonds:
 Automotive............................................       177,500     (0.6%)
 Broadcasting..........................................     1,445,555     (5.2%)
 Collateralized Mortgage Obligations...................        98,000     (0.4%)
 Computer Equipment & Service..........................     1,017,754     (3.7%)
 Electronics...........................................       275,525     (1.0%)
 Financial Services....................................       793,750     (2.9%)
 Food & Beverages......................................       997,719     (3.6%)
 Industrials...........................................       525,236     (1.9%)
 Metals--Steel & Iron..................................       152,004     (0.5%)
 Pollution Control.....................................       120,000     (0.4%)
 Real Estate...........................................       247,500     (0.9%)
 Retail Grocery........................................       169,500     (0.6%)
 Retail Trade..........................................       526,625     (1.9%)
 Telecommunications Equipment & Services...............       525,825     (1.9%)
 Utilities--Electric...................................       778,000     (2.8%)
 Utilities--Telephone..................................     2,393,688     (8.6%)
                                                          -----------
 Total Corporate Bonds.................................    10,244,181    (36.9%)
                                                          -----------
 Foreign Obligations...................................     4,150,064    (14.9%)
 Yankee Bonds..........................................     3,152,009    (11.3%)
                                                          -----------
 Total Bonds...........................................    24,898,028    (89.6%)
TOTAL SHORT-TERM OBLIGATIONS--REPURCHASE AGREEMENTS....     1,782,000     (6.4%)
                                                          -----------
TOTAL INVESTMENTS......................................    27,748,520    (99.8%)
 Other Assets Less Liabilities.........................        55,146     (0.2%)
                                                          -----------
NET ASSETS.............................................   $27,803,666   (100.0%)
                                                          ===========

                         METROPOLITAN SERIES FUND, INC.

                               JANUS                T. ROWE PRICE               SCUDDER
                              MID CAP              SMALL CAP GROWTH          GLOBAL EQUITY
                             PORTFOLIO                PORTFOLIO                PORTFOLIO
                            ------------           ----------------          -------------
 COMMON STOCK
 Aerospace...............                            $ 1,929,398       2.1%)  $   582,356    (1.0%)
 Automotive..............   $    868,848    (0.8%)     1,535,550      (1.6%)      334,050    (0.6%)
 Banking.................      2,514,292    (2.4%)     3,793,175      (4.0%)    2,528,176    (4.2%)
 Biotechnology...........                                737,930      (0.8%)      109,238    (0.2%)
 Broadcasting............      9,592,084    (9.2%)     2,176,161      (2.3%)      668,014    (1.1%)
 Building &
  Construction...........                              1,339,459      (1.4%)
 Business Services.......      8,259,757    (8.0%)     9,108,644      (9.7%)      473,850    (0.8%)
 Chemicals...............                                488,150      (0.5%)    4,301,881    (7.1%)
 Computer Equipment &
  Service................      1,355,650    (1.3%)     4,896,551      (5.2%)
 Construction Materials..      5,772,605    (5.6%)       911,288      (1.0%)      511,486    (0.8%)
 Construction & Mining
  Equipment..............        512,742    (0.5%)
 Consumer Products.......                                327,816      (0.4%)    1,038,234    (1.7%)
 Consumer Services.......                                                         230,503    (0.4%)
 Cosmetics...............                                269,325      (0.3%)
 Drugs & Health Care.....      9,479,980    (9.1%)     7,326,342      (7.8%)    1,893,125    (3.1%)
 Education...............      4,412,464    (4.3%)       985,719      (1.0%)
 Electrical Equipment....      3,993,096    (3.9%)     2,149,376      (2.3%)    1,121,131    (1.7%)
 Electronics.............      5,015,736    (4.8%)     6,660,654      (7.1%)      850,606    (1.4%)
 Energy..................                                605,906      (0.6%)
 Entertainment &
  Leisure................      2,498,617    (2.4%)     2,547,108      (2.7%)
 Financial Services......      9,266,979    (8.9%)     1,936,243      (2.1%)    1,252,399    (2.1%)
 Food & Beverages........      1,822,511    (1.8%)       552,782      (0.6%)    1,693,834    (2.8%)
 Forest Products &
  Paper..................                                 52,594      (0.1%)      261,625    (0.4%)
 Healthcare Services.....      1,858,959    (1.8%)     2,159,197      (2.3%)
 Hotel & Motel...........                                981,770      (1.0%)
 Household Appliances &
  Home Furnishings.......                                617,587      (0.7%)
 Insurance...............      2,665,512    (2.6%)     3,326,513      (3.5%)    7,298,843   (12.0%)
 Machinery...............                                 69,400      (0.1%)      584,593    (1.0%)
 Medical Supply..........                              1,846,006      (2.0%)    1,113,861    (1.8%)
 Metals--Gold............                                 14,688      (0.0%)      247,458    (0.4%)
 Metals--Non-Ferrous.....                                364,000      (0.4%)      213,760    (0.4%)
 Metals--Steel & Iron....                                                         458,394    (0.8%)
 Mining..................                                                         443,368    (0.7%)
 Miscellaneous...........                              1,842,291      (2.0%)
 Multi-Industry..........      1,319,463    (1.3%)                              1,727,416    (2.8%)
 Office & Business
  Equipment..............      1,772,944    (1.7%)     2,371,144      (2.5%)    1,768,470    (2.9%)
 Oil & Gas Exploration...                              1,892,111      (2.0%)
 Oil--Domestic...........                                 46,575      (0.0%)
 Oil--International......                                                       1,329,968    (2.2%)
 Oil--Services...........                              1,363,250      (1.4%)      523,959    (0.9%)
 Plastics................      1,356,956    (1.3%)       333,450      (0.4%)
 Pollution Control.......                                448,322      (0.5%)
 Printing & Publishing...                                 38,375      (0.0%)      148,548    (0.2%)
 Real Estate.............      2,574,758    (2.5%)       453,506      (0.5%)      326,281    (0.5%)
 Restaurant..............      9,003,672    (8.7%)       956,133      (1.0%)
 Retail Grocery..........        323,275    (0.3%)       565,025      (0.6%)
 Retail Trade............      3,673,828    (3.5%)     6,760,914      (7.2%)      264,075    (0.4%)
 Shipbuilding............                                416,500      (0.4%)
 Software................      3,020,850    (2.9%)     6,090,820      (6.5%)    1,565,031    (2.6%)
 Technology..............                                 16,949      (0.0%)
 Telecommunications
  Equipment & Services...                              4,621,813      (4.9%)      521,314    (0.9%)
 Textiles & Apparel......                              1,289,919      (1.4%)
 Tires & Rubber..........                                                         458,339    (0.8%)
 Transportation..........                                327,750      (0.3%)
 Transportation--
  Airlines...............      1,388,156    (1.3%)       567,225      (0.6%)    1,067,700    (1.8%)
 Transportation--
  Railroad...............                                494,413      (0.5%)      711,123    (1.2%)
 Transportation--
  Trucking...............                                346,544      (0.4%)
 Utilities--Electric.....      2,729,894    (2.6%)                              3,366,089    (5.5%)
 Utilities--Gas
  Distribution &
  Pipelines..............                                                         619,281    (1.0%)
 Utilities--
  Miscellaneous..........        552,834    (0.5%)
 Utilities--Telephone....      1,637,908    (1.6%)     1,031,758      (1.1%)      963,189    (1.6%)
                            ------------             -----------              -----------
 Total Common Stock......     99,244,370   (95.6%)    91,984,119     (97.8%)   43,571,568   (71.8%)
                            ------------             -----------              -----------
 PREFERRED STOCK
 Food & Beverages........                                                         369,607    (0.6%)
 Metals--Steel & Iron....                                                         651,921    (1.1%)
 Oil--International......                                                         950,554    (1.6%)
 Software................                                                         686,984    (1.1%)
                            ------------             -----------              -----------
 Total Preferred Stock...            --     (0.0%)           --       (0.0%)    2,659,066    (4.4%)
                            ------------             -----------              -----------
 Total Equity
  Securities.............     99,244,370   (95.6%)    91,984,119     (97.8%)   46,230,634   (76.2%)
 LONG-TERM DEBT
  SECURITIES
 Federal Treasury
  Obligations............                                                       8,051,582   (13.2%)
 Foreign Obligations.....                                                       1,873,970    (3.1%)
                            ------------             -----------              -----------
 Total Long-Term Debt
  Securities.............            --     (0.0%)           --       (0.0%)    9,925,552   (16.3%)
 SHORT-TERM OBLIGATIONS
 Commercial Paper........                                                       1,879,000    (3.1%)
 Banking.................                                410,282      (0.4%)
 Federal Agency
  Obligations............      4,999,167    (4.8%)     1,518,800      (1.6%)    3,999,472    (6.6%)
 Financial Services......      4,899,088    (4.7%)     1,657,167      (1.8%)
                            ------------             -----------              -----------
 Total Short-Term
  Obligations............      9,898,255    (9.5%)     3,586,249      (3.8%)    5,878,472    (9.7%)
                            ------------             -----------              -----------
 TOTAL INVESTMENTS.......    109,142,625  (105.1%)    95,570,368    (101.6%)   62,034,658  (102.2%)
 Other Assets Less
  Liabilities............     (5,290,984)  (-5.1%)    (1,550,362)    (-1.6%)   (1,322,516)  (-2.2%)
                            ------------             -----------              -----------
 NET ASSETS..............   $103,851,641  (100.0%)   $94,020,006    (100.0%)  $60,712,142  (100.0%)
                            ============             ===========              ===========

                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1997--(CONCLUDED)

  The value of the investments of the Fund's portfolios are determined using the following valuation techniques. Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity Portfolio which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or it delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost, method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

                       INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "company") as of December 31, 1997 and 1996 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the company at December 31, 1997 and 1996 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, the company has changed the method of accounting for investment income on certain structured securities.

Deloitte & Touche LLP

New York, New York

February 12, 1998, except for Note 17,

as to which the date is March 12, 1998

                    METROPOLITAN LIFE INSURANCE COMPANY

                        CONSOLIDATED BALANCE SHEETS

                        DECEMBER 31, 1997 AND 1996

                               (IN MILLIONS)

                                                        NOTES   1997      1996
                                                        ----- --------  --------
ASSETS
Investments:
  Fixed Maturities:.................................... 2,15
    Available for Sale, at Estimated Fair Value........       $ 92,630  $ 75,039
    Held to Maturity, at Amortized Cost................            --     11,322
  Equity Securities.................................... 2,15     4,250     2,816
  Mortgage Loans on Real Estate........................ 2,15    20,247    18,964
  Policy Loans.........................................   15     5,846     5,842
  Real Estate..........................................    2     6,111     7,498
  Real Estate Joint Ventures...........................    4       680       851
  Other Limited Partnership Interests..................    4       855     1,004
  Leases and Leveraged Leases..........................    2     2,123     1,763
  Short-Term Investments...............................   15       705       741
  Other Invested Assets................................          2,338     2,692
                                                              --------  --------
    Total Investments..................................        135,785   128,532
Cash and Cash Equivalents..............................   15     2,871     2,325
Deferred Policy Acquisition Costs......................          6,436     7,227
Accrued Investment Income..............................          1,860     1,611
Premiums and Other Receivables.........................    5     3,280     2,916
Deferred Income Taxes Recoverable......................    6       --         37
Other Assets...........................................          3,055     2,340
Separate Account Assets................................         48,620    43,763
                                                              --------  --------
Total Assets...........................................       $201,907  $188,751
                                                              ========  ========
LIABILITIES AND EQUITY
Liabilities
Future Policy Benefits.................................    5  $ 72,125  $ 69,115
Policyholder Account Balances..........................   15    48,533    47,674
Other Policyholder Funds...............................          4,681     4,758
Policyholder Dividends Payable.........................          1,373     1,348
Short- and Long-Term Debt.............................. 9,15     7,203     5,257
Income Taxes Payable:..................................    6
  Current..............................................            480       599
  Deferred.............................................            472       --
Other Liabilities......................................          4,695     4,618
Separate Account Liabilities...........................         48,338    43,399
                                                              --------  --------
Total Liabilities......................................        187,900   176,768
                                                              --------  --------
Commitments and Contingencies (Notes 2 and 10)
Equity
Retained Earnings......................................         12,140    10,937
Net Unrealized Investment Gains........................    3     1,898     1,028
Foreign Currency Translation Adjustments...............            (31)       18
                                                              --------  --------
Total Equity...........................................   16    14,007    11,983
                                                              --------  --------
Total Liabilities and Equity...........................       $201,907  $188,751
                                                              ========  ========

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                    CONSOLIDATED STATEMENTS OF EARNINGS

         FOR THE YEARS ENDED DECEMBER 31, 1997, AND 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
REVENUES
Premiums......................................     5  $11,299  $11,462  $11,178
Universal Life and Investment-Type Product
 Policy Fee Income............................          1,458    1,243    1,177
Net Investment Income.........................     3    9,475    8,993    8,837
Investment Gains (Losses), Net................     3      798      231     (157)
Commissions, Fees and Other Income............          1,344    1,256      834
                                                      -------  -------  -------
    Total Revenues............................         24,374   23,185   21,869
                                                      -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................     5   12,328   12,399   11,915
Interest Credited to Policyholder Account Bal-
 ances........................................          2,874    2,868    3,143
Policyholder Dividends........................          1,720    1,728    1,786
Other Operating Costs and Expenses............    11    5,759    4,784    4,281
                                                      -------  -------  -------
    Total Benefits and Other Deductions.......         22,681   21,779   21,125
                                                      -------  -------  -------
Earnings from Continuing Operations Before In-
 come Taxes...................................          1,693    1,406      744
Income Taxes..................................     6      476      482      407
                                                      -------  -------  -------
Earnings from Continuing Operations...........          1,217      924      337
                                                      -------  -------  -------
Discontinued Operations:                          13
  Loss from Discontinued Operations (Net of
   Income Tax (Benefit) Expense of $(8) in
   1997, $(18) in 1996 and $32 in 1995).......            (14)     (52)     (54)
  (Loss) Gain on Disposal of Discontinued Op-
   erations (Net of Income Tax (Benefit) Ex-
   pense of $(11) in 1996 and $106 in 1995)...            --       (19)     416
                                                      -------  -------  -------
(Loss) Earnings from Discontinued Operations..            (14)     (71)     362
                                                      -------  -------  -------
Net Earnings..................................    16  $ 1,203  $   853  $   699
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF EQUITY

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
Retained Earnings, Beginning of Year..........        $10,937  $10,084  $ 9,385
Net Earnings..................................          1,203      853      699
                                                      -------  -------  -------
Retained Earnings, End of Year................         12,140   10,937   10,084
                                                      -------  -------  -------
Net Unrealized Investment Gains (Losses), Be-
 ginning of Year..............................          1,028    1,646     (955)
Change in Unrealized Investment Gains (Loss-
 es)..........................................     3      870     (618)   2,601
                                                      -------  -------  -------
Net Unrealized Investment Gains, End of Year..          1,898    1,028    1,646
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, Be-
 ginning of Year..............................             18       24       (2)
Change in Foreign Currency Translation Adjust-
 ments........................................            (49)      (6)      26
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, End
 of Year......................................            (31)      18       24
                                                      -------  -------  -------
Total Equity, End of Year.....................    16  $14,007  $11,983  $11,754
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                   CONSOLIDATED STATEMENTS OF CASH FLOWS

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                      1997      1996      1995
                                                    --------  --------  --------
Net Earnings                                        $  1,203  $    853  $    699
 Adjustments to Reconcile Net Earnings to Net Cash
  Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net.     (159)     (391)     (376)
  Change in Accrued Investment Income..............     (215)      350      (191)
  Change in Premiums and Other Receivables.........     (819)     (106)      (29)
  Change in Undistributed Income of Real Estate
   Joint Ventures and Other
   Limited Partnership Interests...................      163       (45)     (221)
  Gains from Sales of Investments and Businesses,
   Net.............................................   (1,029)     (428)     (595)
  Depreciation and Amortization Expenses...........      516       (18)       30
  Interest Credited to Policyholder Account Bal-
   ances...........................................    2,874     2,868     3,143
  Universal Life and Investment-Type Product Policy
   Fee Income......................................   (1,458)   (1,243)   (1,177)
  Change in Future Policy Benefits.................    1,641     2,149     2,332
  Change in Other Policyholder Funds...............       88       181       (66)
  Change in Income Taxes Payable...................      (99)     (134)      327
  Other, Net.......................................      512      (348)      947
                                                    --------  --------  --------
Net Cash Provided by Operating Activities..........    3,218     3,688     4,823
                                                    --------  --------  --------
Cash Flows from Investing Activities
 Sales, Maturities and Repayments of:
   Fixed Maturities................................   75,346    76,117    64,372
   Equity Securities...............................    1,821     2,069       694
   Mortgage Loans on Real Estate...................    2,381     2,380     3,182
   Real Estate.....................................    1,875     1,948     1,193
   Real Estate Joint Ventures......................      205       410       387
   Other Limited Partnership Interests.............      166       178        42
   Leases and Leveraged Leases.....................      192       102       123
 Purchases of:
   Fixed Maturities................................  (76,603)  (76,225)  (66,693)
   Equity Securities...............................   (2,121)   (2,742)     (781)
   Mortgage Loans on Real Estate...................   (4,119)   (4,225)   (2,491)
   Real Estate.....................................     (387)     (859)     (904)
   Real Estate Joint Ventures......................      (72)     (130)     (285)
   Other Limited Partnership Interests.............     (338)     (307)      (87)
   Assets to be Leased.............................     (738)     (585)     (383)
 Net Change in Short-Term Investments..............       37     1,028      (634)
 Net Change in Policy Loans........................       17      (128)     (112)
 Other, Net........................................      442        45      (308)
                                                    --------  --------  --------
Net Cash Used by Investing Activities..............   (1,896)     (924)   (2,685)
                                                    --------  --------  --------
Cash Flows from Financing Activities
 Policyholder Account Balances:
    Deposits.......................................   16,061    17,167    16,017
    Withdrawals....................................  (18,831)  (19,321)  (19,142)
 Additions to Long-Term Debt.......................      828       --        692
 Repayments of Long-Term Debt......................      (99)     (284)     (389)
 Net Increase (Decrease) in Short-Term Debt........    1,265        69       (78)
                                                    --------  --------  --------
Net Cash Used by Financing Activities..............     (776)   (2,369)   (2,900)
                                                    --------  --------  --------
Change in Cash and Cash Equivalents................      546       395      (762)
Cash and Cash Equivalents, Beginning of Year.......    2,325     1,930     2,692
                                                    --------  --------  --------
Cash and Cash Equivalents, End of Year............. $  2,871  $  2,325  $  1,930
                                                    ========  ========  ========
Supplemental Cash Flow Information
  Interest Paid.................................... $    422  $    310  $    280
                                                    ========  ========  ========
  Income Taxes Paid................................ $    589  $    497  $    283
                                                    ========  ========  ========

       See accompanying notes to consolidated financial statements.

                   METROPOLITAN LIFE INSURANCE COMPANY

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

    UNLESS OTHERWISE INDICATED, ALL AMOUNTS ARE IN MILLIONS OF DOLLARS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "company") provide life insurance and annuity products and pension, pension-related and investment-related products and services to individuals, corporations and other institutions. The company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Minority interest relating to certain consolidated entities amounted to $277 and $149 at December 31, 1997 and 1996, respectively, and is included in other liabilities. Significant intercompany transactions and balances have been eliminated in consolidation.

  Prior years' amounts have been reclassified to conform to the 1997 presentation.

  On December 31, 1995, the company reclassified (under one-time accounting implementation guidance) to available for sale certain held to maturity securities. On July 1, 1997, the company reclassified to available for sale all securities classified as held to maturity on that date as management concluded that all securities are now available for sale. As a result, consolidated equity at July 1, 1997 and December 31, 1995 increased by $198 and $135, respectively, excluding the effects of deferred income taxes, amounts attributable to participating pension contracts, and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

  During 1997 management changed to the retrospective interest method of accounting for investment income on structured note securities in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income is not material.

 VALUATION OF INVESTMENTS

  SECURITIES--As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, 1997, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds and redeemable preferred stock) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes, amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition. Costs of securities are adjusted for impairments in value considered other than temporary. Such adjustments are recorded as realized investment losses.

  All security transactions are recorded on a trade date basis.

  MORTGAGE LOANS in good standing are carried at amortized cost. A provision is made for a realized investment loss (and a corresponding allowance is established) when it becomes probable that the company will be unable to collect all amounts due under the terms of the loan agreement. The provision generally is equal to the excess of the carrying value of the mortgage loan over its estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. Mortgage loans considered to be uncollectible are charged against the allowance and subsequent recoveries are credited to the allowance. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income earned on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

  POLICY LOANS are stated at unpaid principal balances.

  INVESTMENT REAL ESTATE is generally stated at depreciated cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. If events or changes in circumstances indicate that the carrying amount of the investment exceeds its expected future cash flows, a realized investment loss is recorded for the impairment. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in the allowance relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation of real estate is computed evenly over the estimated useful lives of the properties (20 to 40 years).

  LEASES AND LEVERAGED LEASES--The company is the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the company records the aggregate future minimum lease payments due and the estimated residual value of the leased equipment less the unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated evenly over its estimated economic life.

  The company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the purchase price. The financing is generally in the form of long-term debt that provides for no recourse against the company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

  SHORT-TERM INVESTMENTS are stated at amortized cost, which approximates fair value.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are deducted from asset categories to which they apply and provisions for losses for investments are included in investment gains and losses. Investment gains and losses are reduced by amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided evenly or using sum of the years digits method over the lesser of estimated useful lives of the assets or, where appropriate, the term of the lease. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Amortization of leasehold improvements is provided evenly over the lesser of the term of the lease or the estimated useful life of the improvements.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products. Amortization is recorded based on a constant percentage of estimated gross margins or profits (arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience). Changes to amounts previously amortized are reflected in earnings in the period related estimates are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings when they occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the estimated life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 OTHER INTANGIBLE ASSETS

  The value of insurance acquired and the excess of purchase price over the fair value of net assets acquired are included in other assets. The value of insurance acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The excess of purchase price over the fair value of net assets acquired is amortized evenly over 10 years.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 6.0 percent to 8.25 percent.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience. Revisions of estimates are reflected in net earnings in the year such refinements are made.

 RECOGNITION OF INCOME AND EXPENSE

  Premiums from traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are matched with such income resulting in the recognition of profits over the life of the contract. This match is accomplished through the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Premiums due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due with any excess profit deferred and recognized as income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract term.

  Premiums from universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the company.

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated U.S. federal income tax return and separate income tax returns as required. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities.

  Investments held in the Separate Accounts (stated at estimated fair value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 DISCONTINUED OPERATIONS

  Certain operations have been discontinued and, accordingly, are segregated in the consolidated statements of earnings.

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year-end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 FUTURE APPLICATION OF ACCOUNTING STANDARDS

  Statement of Financial Accounting Standards ("SFAS") No. 125 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and SFAS No. 127 Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125 provide accounting and reporting standards relating to transfers of security interests, repurchase agreements, dollar rolls, securities lending and similar transactions which will be effective in 1998. The company believes that the application of these standards will not have a material impact on the company's results of operations, financial position or liquidity.

 SFAS No. 130 Reporting Comprehensive Income establishes standards for reporting and presentation of comprehensive income and its components and will be effective in 1998. Comprehensive income, which includes all changes to equity except those resulting from investments by owners or distributions to owners, was $2,024, $229 and $3,326 in 1997, 1996 and 1995, respectively.
Consolidated statements of comprehensive income have not been presented, as the company has not determined the individual amounts to be displayed in such statements.

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss, and estimated fair value of fixed maturity and equity securities, by category, were as follows:

                                           COST OR  GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN     LOSS  FAIR VALUE
                                          --------- --------- -----------------
DECEMBER 31, 1997
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies............ $ 10,619    $ 1,511 $    2  $ 12,128
   States and political subdivisions.....      486         22     --       508
   Foreign governments...................    3,420        371     52     3,739
   Corporate.............................   41,191      2,343    290    43,244
   Mortgage-backed securities............   22,191        572     21    22,742
   Other.................................    9,463        428    134     9,757
                                          --------  --------- ------  --------
     Total bonds.........................   87,370      5,247    499    92,118
 Redeemable preferred stocks.............      494         19      1       512
                                          --------  --------- ------  --------
     Total fixed maturities.............. $ 87,864  $   5,266 $  500  $ 92,630
                                          ========  ========= ======  ========
Equity Securities:
 Common stocks........................... $  2,444  $   1,716 $  105  $  4,055
 Nonredeemable preferred stocks..........      201          5     11       195
                                          --------  --------- ------  --------
     Total equity securities............. $  2,645  $   1,721 $  116  $  4,250
                                          ========  ========= ======  ========

                                          COST OR  GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- --------- ------------------
DECEMBER 31, 1996
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies...........  $12,949  $     901    $128  $13,722
   States and political subdivisions....      536         13       1      548
   Foreign governments..................    2,597        266       6    2,857
   Corporate............................   32,520      1,102     294   33,328
   Mortgage-backed securities...........   21,200        407      91   21,516
   Other................................    2,511         90      30    2,571
                                          -------  --------- -------  -------
     Total bonds........................   72,313      2,779     550   74,542
 Redeemable preferred stocks............      500         --       3      497
                                          -------  --------- -------  -------
     Total fixed maturities.............  $72,813  $   2,779 $   553  $75,039
                                          =======  ========= =======  =======
Equity Securities:
 Common stocks..........................  $ 1,882  $     648 $    55  $ 2,475
 Nonredeemable preferred stocks.........      371         51      81      341
                                          -------  --------- -------  -------
     Total equity securities............  $ 2,253  $     699 $   136  $ 2,816
                                          =======  ========= =======  =======

                                                   GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- -------- -------- ----------
DECEMBER 31, 1996
Held to Maturity Securities:
Fixed Maturities:
 Bonds:
   U.S. Treasury securities and obliga-
    tions of U.S. government corpora-
    tions and
    agencies............................  $    48  $      3           $    51
   States and political subdivisions....       58         1                59
   Foreign governments..................      260         5               265
   Corporate............................    7,520       236 $     64    7,692
   Mortgage-backed securities...........      689         1       16      674
   Other................................    2,746        85       24    2,807
                                          -------  -------- --------  -------
     Total bonds........................   11,321       331      104   11,548
 Redeemable preferred stocks............        1        --       --        1
                                          -------  -------- --------  -------
     Total fixed maturities.............  $11,322  $    331 $    104  $11,549
                                          =======  ======== ========  =======

  The amortized cost and estimated fair value of bonds, by contractual maturity, were as follows:

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
      DECEMBER 31, 1997
      Due in one year or less..............................  $ 1,916   $ 1,927
      Due after one year through five years................   15,830    16,260
      Due after five years through 10 years................   23,023    24,067
      Due after 10 years...................................   24,410    27,122
                                                             -------   -------
        Subtotal...........................................   65,179    69,376
      Mortgage-backed securities...........................   22,191    22,742
                                                             -------   -------
        Total..............................................  $87,370   $92,118
                                                             =======   =======

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

 MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1997, approximately 15 percent, 7 percent and 6 percent of the properties were located in California, Illinois and Florida, respectively. Generally, the company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                       1997 1996
                                                                       ---- ----
      DECEMBER 31
      Office buildings................................................  32%  30%
      Retail..........................................................  16%  19%
      Residential.....................................................  15%  16%
      Agricultural....................................................  18%  18%
      Other...........................................................  19%  17%
                                                                       ---- ----
        Total......................................................... 100% 100%
                                                                       ==== ====

  Many of the company's real estate joint ventures have mortgage loans with the company. The carrying values of such mortgages were $753 and $869 at December 31, 1997 and 1996, respectively.

  Mortgage loan valuation allowances and changes thereto were as follows:

                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1............................... $  444  $  466  $  483
      Additions charged to income......................     61     144     107
      Deductions for writedowns and dispositions.......   (241)   (166)   (124)
                                                        ------  ------  ------
      Balance, December 31............................. $  264  $  444  $  466
                                                        ======  ======  ======

   Impaired mortgage loans and related valuation allowances were as follows:

                                                         1997    1996
                                                        ------  ------
      DECEMBER 31
      Impaired mortgage loans with valuation allow-
       ances........................................... $1,231  $1,677
      Impaired mortgage loans with no valuation allow-
       ances...........................................    306     165
                                                        ------  ------
      Recorded investment in impaired mortgage loans...  1,537   1,842
      Valuation allowances.............................   (250)   (427)
                                                        ------  ------
      Net impaired mortgage loans...................... $1,287  $1,415
                                                        ======  ======
                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Average recorded investment in impaired mortgage
       loans........................................... $1,680  $2,113  $2,365
                                                        ======  ======  ======

  Interest income on impaired mortgage loans recorded on a cash basis totaled $110 , $122 and $169 for the years ended December 31, 1997, 1996 and 1995, respectively.

 REAL ESTATE

  Accumulated depreciation on real estate was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1................................ $2,109  $2,187  $2,757
      Depreciation expense..............................    332     348     427
      Deductions for dispositions.......................   (475)   (426)   (997)
                                                         ------  ------  ------
      Balance, December 31.............................. $1,966  $2,109  $2,187
                                                         ======  ======  ======

  Real estate valuation allowances and changes thereto were as follows:

                                                            1997   1996   1995
                                                            -----  -----  -----
      YEARS ENDED DECEMBER 31
      Balance, January 1................................... $ 529  $ 743  $ 622
      (Credited) charged to income.........................   (52)   127    358
      Deductions for writedowns and dispositions...........  (436)  (341)  (237)
                                                            -----  -----  -----
      Balance, December 31................................. $  41  $ 529  $ 743
                                                            =====  =====  =====

  The above table does not include valuation allowances of $55, $118 and $167 at December 31, 1997, 1996 and 1995, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the company established valuation allowances for all impaired real estate investments including real estate held for investment. During 1996, $150 of allowances relating to real estate held for investment were applied as writedowns to specific properties. During 1997, allowances of $94 relating to real estate held for sale were applied as writedowns to specific properties. The balances in the real estate valuation allowances at December 31, 1997 and 1996, relate to properties that management has committed to a plan of sale. The carrying values, net of valuation allowances, of properties committed to a plan of sale were $206 and $1,844 at December 31, 1997 and 1996, respectively. Net investment income relating to such properties was $8 and $60 for the years ended December 31, 1997 and 1996, respectively.

  At December 31, 1997 and 1996, the company owned real estate acquired in satisfaction of debt of $218 and $456, respectively.

 LEASES AND LEVERAGED LEASES

  The company's investment in direct financing leases and leveraged leases was as follows:

                                     DIRECT
                                    FINANCING      LEVERAGED
                                     LEASES          LEASES          TOTAL
                                  --------------  -------------  --------------
                                   1997    1996    1997   1996    1997    1996
                                  ------  ------  ------  -----  ------  ------
      DECEMBER 31
      Investment................  $1,137  $1,247  $  851  $ 387  $1,988  $1,634
      Estimated residual values.     183     238     641    543     824     781
                                  ------  ------  ------  -----  ------  ------
        Total...................   1,320   1,485   1,492    930   2,812   2,415
      Unearned income...........    (261)   (336)   (428)  (316)   (689)   (652)
                                  ------  ------  ------  -----  ------  ------
      Net investment............  $1,059  $1,149  $1,064  $ 614  $2,123  $1,763
                                  ======  ======  ======  =====  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

   Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases were as follows:

                                                       DIRECT
                                                      FINANCING RESIDUALS TOTAL
                                                      --------- --------- ------
      YEARS ENDED DECEMBER 31
        1998.........................................  $  229     $ 14    $  243
        1999.........................................     211       19       230
        2000.........................................     192       25       217
        2001.........................................     147       19       166
        2002.........................................     114       22       136
        Thereafter...................................     244       84       328
                                                       ------     ----    ------
        Total........................................  $1,137     $183    $1,320
                                                       ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flows.

 FINANCIAL INSTRUMENTS

  The company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the consolidated balance sheets. To further minimize the credit risks related to this lending program, the company regularly monitors the financial condition of the borrowers.

  The company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The company also may occasionally sell covered call options. The company does not engage in trading of derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1997, the company employed several ongoing derivatives strategies. The company entered into a number of anticipatory hedge agreements using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expense related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

 ASSETS ON DEPOSIT

  As of December 31, 1997 and 1996, the company had assets on deposit with regulatory agencies of $4,695 and $4,062, respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of net investment income were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $ 6,455  $ 6,042  $ 6,006
       Equity securities...........................       50       60       45
       Mortgage loans on real estate...............    1,684    1,523    1,501
       Policy loans................................      368      399      394
       Real estate.................................    1,566    1,647    1,833
       Real estate joint ventures..................       42       21       41
       Other limited partnership interests.........      302      215      149
       Leases and leveraged leases.................      131      135      113
       Cash, cash equivalents and short-term in-
        vestments..................................      169      214      231
       Other investment income.....................      235      281      326
                                                     -------  -------  -------
       Gross investment income.....................   11,002   10,537   10,639
       Investment expenses.........................   (1,527)  (1,544)  (1,802)
                                                     -------  -------  -------
       Investment income, net......................  $ 9,475  $ 8,993  $ 8,837
                                                     =======  =======  =======

  Investment gains (losses), including changes in valuation allowances, were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $   118  $   234  $   621
       Equity securities...........................      224       78       (5)
       Mortgage loans on real estate...............       56      (86)     (51)
       Real estate.................................      249      165     (375)
       Real estate joint ventures..................      117       61     (142)
       Other limited partnership interests.........      103       82      117
       Other.......................................      162      (76)     (92)
                                                     -------  -------  -------
           Subtotal................................    1,029      458       73
       Investment gains relating to:
         Participating pension contracts...........      (35)     (20)      --
         Amortization of deferred policy acquisi-
          tion costs...............................      (70)      (4)     (78)
         Future policy benefit loss recognition....     (126)    (203)    (152)
                                                     -------  -------  -------
       Net investment gains (losses)...............  $   798  $   231  $  (157)
                                                     =======  =======  =======

  Sales of bonds were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Bonds classified as available for sale
         Proceeds..................................  $72,396  $74,580  $58,537
         Gross realized gains......................      691    1,069    1,013
         Gross realized losses.....................      584      842      402
       Bonds classified as held to maturity
         Proceeds..................................  $   352  $ 1,281  $ 1,806
         Gross realized gains......................        5       10       17
         Gross realized losses.....................        1        1        4

  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years were as follows:


                                                        1997    1996    1995
                                                       ------  ------  -------
       DECEMBER 31
       Balance, comprised of:
         Unrealized investment gains on:
           Fixed maturities..........................  $4,766  $2,226  $ 5,166
           Equity securities.........................   1,605     563      210
           Other.....................................     294     474      380
                                                       ------  ------  -------
                                                        6,665   3,263    5,756
                                                       ------  ------  -------
         Amounts allocable to:
         Participating pension contracts.............     312       9      350
         Loss recognition............................   2,189   1,219    2,064
         Deferred policy acquisition cost............   1,147     420      748
         Deferred income taxes.......................   1,119     587      948
                                                       ------  ------  -------
                                                        4,767   2,235    4,110
                                                       ------  ------  -------
             Total...................................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======
                                                        1997    1996    1995
                                                       ------  ------  -------
       YEARS ENDED DECEMBER 31
       Balance, January 1............................  $1,028  $1,646  $  (955)
       Unrealized investment gains (losses) during
        year.........................................   3,402  (2,493)   7,665
       Unrealized investment (gains) losses allocable
        to:
         Participating pension contracts.............    (303)    341     (258)
         Loss recognition............................    (970)    845   (2,063)
         Deferred policy acquisition costs...........    (727)    328   (1,247)
       Deferred income taxes.........................    (532)    361   (1,496)
                                                       ------  ------  -------
       Balance, December 31..........................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======

4. JOINT VENTURES AND OTHER LIMITED PARTNERSHIPS

  Combined financial information for real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the company has an investment of at least $10 and an equity interest of at least 10 percent, was as follows:

                                                                    1997   1996
                                                                   ------ ------
        DECEMBER 31
        Assets:
          Investments in real estate, at depreciated cost........  $  938 $1,030
          Investments in securities, at estimated fair value.....     717    621
          Cash and cash equivalents..............................     141     37
          Other..................................................     984  1,030
                                                                   ------ ------
            Total assets.........................................   2,780  2,718
                                                                   ------ ------
        Liabilities:
          Borrowed funds--third party............................     384    243
          Borrowed funds--MetLife................................     136     69
          Other..................................................     678    915
                                                                   ------ ------
            Total liabilities....................................   1,198  1,227
                                                                   ------ ------
        Partners' capital........................................  $1,582 $1,491
                                                                   ====== ======
        MetLife equity in partners' capital included above.......  $  822 $  786
                                                                   ====== ======

                                                           1997   1996   1995
                                                           -----  -----  -----
        YEARS ENDED DECEMBER 31
        Operations:
          Revenues of real estate joint ventures.........  $ 291  $ 275  $ 364
          Revenues of other limited partnership inter-
           ests..........................................    276    297    417
          Interest expense--third party..................    (25)   (11)   (26)
          Interest expense--MetLife......................    (16)   (19)   (31)
          Other expenses.................................   (396)  (411)  (501)
                                                           -----  -----  -----
        Net earnings.....................................  $ 130  $ 131  $ 223
                                                           =====  =====  =====
        MetLife earnings from real estate joint ventures
         and other limited partnership interests included
         above...........................................  $  59  $  34  $  28
                                                           =====  =====  =====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The company assumes and cedes insurance with other insurance companies. The consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned was as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
        YEARS ENDED DECEMBER 31
        Direct premiums............................  $12,749  $12,569  $11,944
        Reinsurance assumed........................      360      508      812
        Reinsurance ceded..........................   (1,810)  (1,615)  (1,578)
                                                     -------  -------  -------
        Net premiums earned........................  $11,299  $11,462  $11,178
                                                     =======  =======  =======
        Reinsurance recoveries netted against
         policyholder benefits.....................  $ 1,689  $ 1,667  $ 1,523
                                                     =======  =======  =======

  Premiums and other receivables in the consolidated balance sheets include reinsurance recoverables of $1,579 and $700 at December 31, 1997 and 1996, respectively.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Balance at January 1...........................  $3,345  $3,296  $2,670
          Reinsurance recoverables.....................    (215)   (214)   (104)
                                                         ------  ------  ------
        Net balance at January 1.......................   3,130   3,082   2,566
                                                         ------  ------  ------
        Incurred related to:
          Current year.................................   2,855   2,951   3,420
          Prior years..................................      88    (114)    (68)
                                                         ------  ------  ------
            Total incurred.............................   2,943   2,837   3,352
                                                         ------  ------  ------
        Paid related to:
          Current year.................................   1,832   1,998   2,053
          Prior years..................................     815     791     783
                                                         ------  ------  ------
            Total paid.................................   2,647   2,789   2,836
                                                         ------  ------  ------
        Net balance at December 31.....................   3,426   3,130   3,082
          Plus reinsurance recoverables................     229     215     214
                                                         ------  ------  ------
        Balance at December 31.........................  $3,655  $3,345  $3,296
                                                         ======  ======  ======

  The company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the company's results of operations. The company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U. S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  The income tax expense (benefit) of continuing operations was as follows:

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
         1997
         Federal.........................................  $432     $(26)  $406
         State and local.................................    10        9     19
         Foreign.........................................    26       25     51
                                                           ----     ----   ----
           Total.........................................  $468     $  8   $476
                                                           ====     ====   ====
         1996
         Federal.........................................  $346     $ 66   $412
         State and local.................................    25        6     31
         Foreign.........................................    27       12     39
                                                           ----     ----   ----
           Total.........................................  $398     $ 84   $482
                                                           ====     ====   ====
         1995
         Federal.........................................  $241     $ 65   $306
         State and local.................................    52        3     55
         Foreign.........................................    22       24     46
                                                           ----     ----   ----
           Total.........................................  $315     $ 92   $407
                                                           ====     ====   ====

  Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes were as follows:

                                                            1997    1996   1995
                                                           ------  ------  ----
         YEARS ENDED DECEMBER 31
         Earnings from continuing operations before
          income taxes...................................  $1,693  $1,406  $744
         Income tax rate.................................      35%     35%   35%
                                                           ------  ------  ----
         Expected income tax expense at federal statutory
          income tax rate................................     593     492   260
         Tax effect of:
           Tax exempt investment income..................     (30)    (18)   (9)
           Goodwill......................................       9     --    --
           Differential earnings amount..................     (40)     38    67
           State and local income taxes..................      15      23    37
           Foreign operations............................       7      (7)   25
           Tax credits...................................     (15)    (15)  (15)
           Prior year taxes..............................      (2)    (46)   (3)
           Sale of subsidiary............................     (41)     --    --
           Other, net....................................     (20)     15    45
                                                           ------  ------  ----
         Income taxes....................................  $  476  $  482  $407
                                                           ======  ======  ====

  The deferred income tax assets or liabilities recorded at December 31, 1997 and 1996 represent the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred income tax asset or liability were as follows:

                                                           1997    1996
                                                          ------  ------
       DECEMBER 31
       Deferred income tax assets:
         Policyholder liabilities and receivables........ $3,010  $2,889
         Net operating loss carryforwards................     33      38
         Other, net......................................    938     698
                                                          ------  ------
           Total gross deferred income tax assets........  3,981   3,625
         Less valuation allowance........................     24      14
                                                          ------  ------
       Deferred income tax assets, net of valuation al-
        lowance..........................................  3,957   3,611
                                                          ------  ------
       Deferred income tax liabilities:
         Investments.....................................  1,227     848
         Deferred policy acquisition costs...............  1,890   1,940
         Net unrealized capital gains....................  1,119     587
         Other, net......................................    193     199
                                                          ------  ------
           Total deferred income tax liabilities.........  4,429   3,574
                                                          ------  ------
       Net deferred income tax (liability) asset......... $ (472) $   37
                                                          ======  ======

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Policyholder liabilities and receivables........... $(109) $  53  $(105)
       Net operating loss carryforwards...................     5    (19)    89
       Investments........................................   382     50    199
       Deferred policy acquisition costs..................   (51)    55     49
       Change in valuation allowance......................    10      4     (6)
       Other, net.........................................  (229)   (59)  (134)
                                                           -----  -----  -----
         Total............................................ $   8  $  84  $  92
                                                           =====  =====  =====

  The valuation allowance for the tax benefits of net operating loss carryforwards reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred income tax asset is realizable. U.S. tax basis net operating loss carryforwards of $15 are available, subject to statutory limitation, to offset taxable income through the year 2012.

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension (credit) cost for the defined benefit qualified and nonqualified pension plans were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Service cost....................................... $  73  $  77  $  62
       Interest cost on projected benefit obligation......   244    232    222
       Actual return on assets............................  (318)  (273)  (280)
       Net amortization and deferrals.....................    (5)   (12)   (13)
                                                           -----  -----  -----
       Net periodic pension (credit) cost................. $  (6) $  24  $  (9)
                                                           =====  =====  =====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation were as follows:

                                           1997                   1996
                                  ---------------------- ----------------------
                                  OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                  ---------- ----------- ---------- -----------
     DECEMBER 31
     Actuarial present value of
      obligations:
      Vested....................    $2,804      $ 251      $2,668      $223
      Nonvested.................        33          2          36         2
                                    ------      -----      ------      ----
     Accumulated benefit obliga-
      tion......................    $2,837      $ 253      $2,704      $225
                                    ======      =====      ======      ====
     Projected benefit obliga-
      tion......................    $3,170      $ 353      $2,958      $310
     Plan assets (principally
      company investment
      contracts) at contract
      value                          3,831        151       3,495       133
                                    ------      -----      ------      ----
     Plan assets in excess of
      (less than) projected
      benefit obligation........       661       (202)        537      (177)
     Unrecognized prior service
      cost......................       125         25         139        26
     Unrecognized net (gain)
      loss from past experience
      different from that
      assumed...................      (130)        21         (27)       60
     Unrecognized net asset at
      transition................      (140)       --         (176)      --
                                    ------      -----      ------      ----
     Prepaid (accrued) pension
      cost at December 31.......    $  516      $(156)     $  473      $(91)
                                    ======      =====      ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 7.75 percent for 1997 and 7.25 percent to 8.0 percent for 1996. The weighted average assumed rate of increase in future compensation levels ranged from 4.5 percent to 8.5 percent in 1997 and from 4.0 percent to 8.0 percent in 1996. The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.75 percent in 1997 and ranged from 8.0 percent to
8.5 percent in 1996. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

 SAVINGS AND INVESTMENT PLANS

  The company sponsors savings and investment plans available for substantially all employees under which the company matches a portion of employee contributions. During 1997, 1996 and 1995, the company contributed $44, $42 and $49, respectively, to the plans.

 OTHER POSTRETIREMENT BENEFITS

  The company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the company.

  The components of the net periodic nonpension postretirement benefit cost were as follows:

                                                              1997  1996  1995
                                                              ----  ----  ----
        YEARS ENDED DECEMBER 31
        Service cost......................................... $ 31  $ 41  $ 28
        Interest cost on accumulated postretirement benefit
         obligation..........................................  122   127   115
        Actual return on plan assets (company insurance
         contracts)..........................................  (66)  (58)  (63)
        Net amortization and deferrals.......................   (5)    2    (9)
                                                              ----  ----  ----
        Net periodic nonpension postretirement benefit cost.. $ 82  $112  $ 71
                                                              ====  ====  ====

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the company's consolidated balance sheets.

                                                                 1997    1996
                                                                ------  ------
        DECEMBER 31
        Accumulated postretirement benefit obligation:
         Retirees.............................................  $1,251  $1,228
         Fully eligible active employees......................     115     145
         Active employees not eligible to retire..............     397     400
                                                                ------  ------
          Total...............................................   1,763   1,773
        Plan assets (company insurance contracts) at contract
         value................................................   1,004     897
                                                                ------  ------
        Plan assets less than accumulated postretirement
         benefit obligation...................................    (759)   (876)
        Unrecognized net gain from past experience different
         from that assumed and from changes in assumptions....    (173)    (60)
                                                                ------  ------
        Accrued nonpension postretirement benefit cost at
         December 31..........................................  $ (932) $ (936)
                                                                ======  ======

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.0 percent in 1997, gradually decreasing to 5.25 percent over five years and generally 9.5 percent in 1996 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.25 percent to 7.75 percent at December 31, 1997 and
7.0 percent to 7.75 percent at December 31, 1996.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1997 would be increased 6.75 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1997, would be an increase of 9.7 percent.

8. LEASES

 RENTAL INCOME ON REAL ESTATE OWNED AND LEASE EXPENSE

  In accordance with industry practice, certain of the company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. Additionally, the company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, gross minimum rental payments and minimum sublease rental income relating to these lease agreements were as follows:

                                                                GROSS
                                                        RENTAL  RENTAL  SUBLEASE
                                                        INCOME PAYMENTS  INCOME
                                                        ------ -------- --------
         DECEMBER 31
         1998.......................................... $ 697    $146     $55
         1999..........................................   657     127      52
         2000..........................................   604     103      50
         2001..........................................   560      82      44
         2002..........................................   496      59      36
         2003 and thereafter........................... 2,724     103      68

9. DEBT

  Debt consisted of the following:

                                                         SCHEDULED
                                                         MATURITY   1997   1996
                                                         --------- ------ ------
        DECEMBER 31
        Surplus notes:
         6.300%                                               2003 $  397 $  396
         7.000%                                               2005    249    248
         7.700%                                               2015    198    197
         7.450%                                               2023    296    296
         7.875%                                               2024    148    148
         7.800%                                               2025    248    248
        Floating rate notes, interest rates
         based on LIBOR................................. 1999-2007    358     49
        Fixed rate notes, interest rates ranging from
         5.80%-10.50%................................... 1998-2007    519    135
        Zero coupon Eurobonds...........................      1999     79     71
        Other...........................................              124    158
                                                                   ------ ------
        Total long-term debt............................            2,616  1,946
        Short-term debt.................................            4,587  3,311
                                                                   ------ ------
        Total...........................................           $7,203 $5,257
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York (Superintendent). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, in whole or in part, at the election of the company at any time on or after November 1, 2003.

  At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years amounted to $80, $377, $178, $9 and $11, respectively, and $1,979 thereafter.

10. CONTINGENCIES

  The company is currently a defendant in numerous state and federal lawsuits (including individual suits and putative class actions) raising allegations of improper marketing of individual life insurance. Litigation seeking compensatory and/or punitive damages relating to the marketing by the company of individual life insurance (including putative class and individual actions) continues to be brought by or on behalf of policyholders and others. These cases, most of which are in the early stages of litigation, seek substantial damages, including in some cases claims for punitive and treble damages and attorneys' fees, and raise, among other claims, allegations that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure as to the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. Putative classes have been certified, conditionally or subject to appeal, in state court actions covering certain policyholders in California and West Virginia; class certification has been denied in a state court action in Ohio thus far. A number of the federal cases alleging improper marketing of individual life insurance have been consolidated in the United States District Court for the Western District of Pennsylvania and the United States District Court in Massachusetts for pretrial proceedings. Additional litigation relating to the company's marketing of individual life insurance may be commenced in the future. The company is vigorously defending itself in these actions.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the company's sales of individual life insurance, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. In addition, an investigation by the Office of the United States Attorney for the Middle District of Florida, which commenced in 1994, into certain of the retirement and savings plan selling allegations that have been a subject of regulatory inquiries, has not been closed.

  In addition to the foregoing matters, the company is a defendant in a large number of asbestos lawsuits relating to allegations regarding certain research, advice and publication activity that occurred decades ago. While the company believes that it has significant defenses to these claims and has effected settlements in many of these cases and has prevailed in certain cases, it is not possible to predict the number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the company.

  Various litigation, claims and assessments against the company, in addition to the aforementioned and those otherwise provided for in the company's financial statements, have arisen in the course of the company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other state authorities regularly make inquiries and conduct investigations concerning the company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the company's management that their outcome, after consideration of the provisions made in the company's financial statements, is not likely to have a material adverse effect on the company's financial position.

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses were as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Compensation costs.............................  $2,072  $1,813  $1,607
        Commissions....................................     766     722     853
        Interest and debt issue costs..................     453     311     285
        Amortization of policy acquisition costs.......     771     633     606
        Capitalization of policy acquisition costs.....  (1,000) (1,028) (1,060)
        Rent expense, net of sublease..................     179     180     184
        Restructuring charges..........................      --      18      88
        Minority interest..............................      51      30      22
        Other..........................................   2,467   2,105   1,696
                                                         ------  ------  ------
        Total..........................................  $5,759  $4,784  $4,281
                                                         ======  ======  ======

  During 1996 and 1995, the company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. OTHER INTANGIBLE ASSETS

  The value of business acquired and the excess of purchase price over the fair value of net assets acquired and changes thereto were as follows:

                                                        EXCESS OF PURCHASE PRICE
                                                           OVER FAIR VALUE OF
                         VALUE OF BUSINESS ACQUIRED       NET ASSETS ACQUIRED
                         ----------------------------  ----------------------------
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
YEARS ENDED DECEMBER 31
Net Balance, January 1.. $    358  $    381  $      6  $    544  $    377  $    413
Acquisitions............      176         7       396       387       197       221
Dispositions............      --        --        --        --        --       (236)
Amortization............      (36)      (30)      (21)      (47)      (30)      (21)
                         --------  --------  --------  --------  --------  --------
Net balance, December
 31..................... $    498  $    358  $    381  $    884  $    544  $    377
                         ========  ========  ========  ========  ========  ========
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
DECEMBER 31
Accumulated amortiza-
 tion................... $     87  $     51  $     21  $    148  $    101  $     71
                         ========  ========  ========  ========  ========  ========

13. DISCONTINUED OPERATIONS

  In January 1995 the company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the company received $485 face amount of United HealthCare Corporation convertible preferred stock and $326 in cash (including additional consideration of $50 in 1996). The sale resulted in an aftertax loss of $36 in 1996 and an aftertax gain of $372 in 1995. Operating losses in 1997 and 1996 related principally to the finalization of the transfer of group medical contracts to United HealthCare Corporation.

  During 1995 the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 (including additional cash consideration of $25 in 1996), resulting in aftertax gains of $17 in 1996 and $44 in 1995.

14. CONSOLIDATED CASH FLOWS INFORMATION

  During 1997 the company acquired assets of $3,777 and assumed liabilities of $3,347 through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values. During 1997 the company also reduced assets and liabilities by $4,342 and $4,207, respectively, through the sale of certain insurance operations, resulting in a pretax gain of $139. During 1995 the company also reduced assets and liabilities by $919 and $413, respectively, through the sale of its real estate brokerage, mortgage banking and mortgage administration operations.

  During 1997 the company assumed liabilities of $227 and received assets of $227 and during 1995 the company assumed liabilities of $1,573 and received assets of $1,573 through assumption of certain businesses from other insurance companies.

  For the years ended December 31, 1997, 1996 and 1995, respectively, real estate of $151, $189 and $429 was acquired in satisfaction of debt.

  During 1997 and 1995, fixed maturity securities with an amortized cost of $11,682 and $3,058, respectively, were transferred from held to maturity to available for sale.

15. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the company using market information available as of December 31, 1997 and 1996, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below were not necessarily indicative of the amounts the company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1997
Assets:
  Fixed maturities................................          $92,630    $92,630
  Equity securities...............................            4,250      4,250
  Mortgage loans on real estate...................           20,247     21,133
  Policy loans....................................            5,846      6,110
  Short-term investments..........................              705        705
  Cash and cash equivalents.......................            2,871      2,871
Liabilities:
  Policyholder account balances...................           36,433     36,664
  Short- and long-term debt.......................            7,203      7,258
Other financial instruments:
  Interest rate swaps.............................  $1,464       (1)       (19)
  Interest rate caps..............................   1,545       16         12
  Foreign currency swaps..........................     254      --         (28)
  Foreign currency forwards.......................     150      --         --
  Covered call options............................      88      (31)       (31)
  Other options...................................     565      --          (2)
  Futures contracts...............................   2,262       10         10
  Unused lines of credit..........................   2,310      --           2
                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1996
Assets:
  Fixed maturities................................          $86,361    $86,588
  Equity securities...............................            2,816      2,816
  Mortgage loans on real estate...................           18,964     19,342
  Policy loans....................................            5,842      5,796
  Short-term investments..........................              741        741
  Cash and cash equivalents.......................            2,325      2,325
Liabilities:
  Policyholder account balances...................           30,470     30,611
  Short- and long-term debt.......................            5,257      5,223
Other Financial Instruments:
  Interest rate swaps.............................  $1,242      --         (14)
  Interest rate caps..............................   1,946       20         14
  Foreign currency swaps..........................     207      --         (23)
  Foreign currency forwards.......................     151        3          3
  Covered call options............................      25       (2)        (2)
  Unused lines of credit..........................   1,821      --           1

  Estimated fair values were determined as follows: publicly traded fixed maturities (approximately 78 percent of the estimated fair value of total fixed maturities) from an independent market pricing service; all other bonds at estimated fair value determined by management (based primarily on interest rates, maturity, credit quality and average life); equity securities, on quoted market prices; mortgage loans, based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities; policy loans, based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and company experience to project patterns of loan accrual and repayment; cash and cash equivalents and short-term investments, at carrying amount, which is considered to be a reasonable estimate of fair value.

  Included in fixed maturities are loaned securities with estimated fair values of $6,537 and $7,293 at December 31, 1997 and 1996, respectively.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options, other options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

16. STATUTORY FINANCIAL INFORMATION

  The reconciliation of the net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis was as follows:

                                                             1997   1996  1995
                                                            ------  ----  ----
      YEARS ENDED DECEMBER 31
      Net change in statutory surplus...................... $  227  $366  $229
      Adjustments for GAAP:
        Future policy benefits and policyholder account
         balances..........................................   (445) (165)  (17)
        Deferred policy acquisition costs..................    159   391   376
        Deferred income taxes..............................     62   (74)  (97)
        Valuation of investments...........................   (387)  (84)  106
        Statutory asset valuation reserves.................  1,170   599    30
        Statutory interest maintenance reserve.............     53    19   284
        Surplus notes......................................    --    --   (622)
        Other, net.........................................    364  (199)  410
                                                            ------  ----  ----
          Net earnings..................................... $1,203  $853  $699
                                                            ======  ====  ====

                                                               1997     1996
                                                              -------  -------
      DECEMBER 31
      Statutory surplus.....................................  $ 7,378  $ 7,151
      Adjustments for GAAP:
        Future policy benefits and policyholder account bal-
         ances                                                 (7,305)  (5,742)
        Deferred policy acquisition costs...................    6,436    7,227
        Deferred income taxes...............................     (242)     264
        Valuation of investments............................    3,474      610
        Statutory asset valuation reserves..................    3,854    2,684
        Statutory interest maintenance reserve..............    1,261    1,208
        Surplus notes.......................................   (1,396)  (1,393)
        Other, net..........................................      601      (26)
                                                              -------  -------
          Equity............................................  $14,061  $11,983
                                                              =======  =======

17. SUBSEQUENT EVENT

  On March 12, 1998 the company reached an agreement, subject to regulatory approval, to sell substantially all of its Canadian operations to a nonaffiliated life insurance company at a gain. Financial information for the Canadian operations was as follows:

                                                               1997  1996  1995
                                                               ----- ----- ----
      YEARS ENDED DECEMBER 31
        Total revenue......................................... $ 969 $ 920 $903
        Total benefits and other deductions...................   831   802  804
        Net earnings..........................................    87    83   22
                                                               1997  1996
                                                               ----- -----
      DECEMBER 31
        Total assets.......................................... 5,881 5,826
        Total equity..........................................   957   917

                            APPENDIX TO PROSPECTUS

                             OPTIONAL INCOME PLANS

  The insurance proceeds when the insured dies, the proceeds payable on the Final Date, or the cash surrender value payable on full surrender of a Policy, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. The selection of an income plan can significantly affect the federal income tax consequences associated with the Policy proceeds. Owners and beneficiaries should consult with qualified tax advisers in this regard.

OPTION 1. Interest income

  The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2. Installment Income for a Stated Period

  Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A. Installment Income of a Stated Amount

  Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3. Single Life Income--Guaranteed Payment Period

  Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A. Single Life Income--Guaranteed Return

  Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4. Joint and Survivor Life Income

  Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

  Other Frequencies and Plans. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with Metropolitan Life's approval.

  Choice of Income Plans. See "Policy Benefits--Optional Income Plans" and "Policy Rights--Surrenders" regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from Metropolitan Life sales representatives, and reference should be made to these forms for further details.

  Limitations. If the payee is not a natural person, the choice of an income plan will be subject to Metropolitan Life's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

  Income Plan Rates. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Life but never less than 3% per year. Life income payments will be based on a rate set by Metropolitan Life and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Policy. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

  Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements and the payment of additional premiums. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Policy with riders from a Metropolitan Life sales representative. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.
Disability Waiver of Premium Benefit. This rider pays the premium during the total disability of the insured, at a level selected by the Policy owner, if the insured is totally and continuously disabled (as defined in the rider) for at least six months beginning prior to Age 60. The rider is intended to benefit the Policy owner who seeks to build cash value or maintain a guaranteed minimum death benefit during a period of disability. During disability, all charges and deductions will continue to be made. In order to qualify for this rider, the Policy owner must maintain premium payments, prior to the period of disability, at a level at least equal to the premium level to be paid under the rider. If the Policy owner does not maintain this premium level, the benefit provided will be the same as that provided under the Disability Waiver of Monthly Deduction Benefit rider, unless sufficient payment is received within 61 days from the monthly anniversary that the premium requirements to maintain the rider have not been met. This benefit change may result in a change to the monthly costs for this rider. Notably, in cases where the premium paid by the rider is close to the minimum initial premium or is less than the monthly deductions, the monthly cost may increase. The policy owner can terminate the rider to avoid these higher costs. However, the policy owner would then lose the protection provided by the rider. If the total disability continues without interruption to policy anniversary 65, it will be deemed permanent and benefits will continue. If there is a specified face amount increase or decrease, or change in death benefit option, the Policy owner can modify the selected premium level. Because the Policy is variable in nature, the selected premium level may be insufficient to fund the Policy to the Final Date. In such a case, unless a Guaranteed Minimum Death Benefit is in effect, the grace period and termination provisions would apply.

  Disability Waiver of Monthly Deduction Benefit. This rider waives the entire monthly deduction, except any applicable mortality and expense risk charge, during the total disability of the insured if the insured is totally and continuously disabled (as defined in the rider) for at least six months beginning prior to age 60. If the total disability continues without interruption to policy anniversary 65, it will be deemed permanent and all further monthly deductions will be waived as they fall due. If there has been an increase in the death benefit resulting from a request by the Policy owner, and the Policy owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Policy. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Policy would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Policy to zero, it may be advantageous for the Policy owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider.

  Accidental Death Benefit. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier. This rider is available at issue only.

  Children's Term Insurance Benefit. This rider provides term insurance on each insured child payable to the child's beneficiary if an insured child dies before the end of coverage on that child (generally at the child's twenty-fifth birthday).

  Spouse Term Insurance Benefit. This rider provides term insurance on the life of the spouse payable to the spouse's beneficiary if the spouse dies prior to age 65 while the rider is in effect.

  Accelerated Death Benefit. This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Policy owner once the insured has been determined to be terminally ill with twelve months or less to live. The size of the benefit payment and the maximum benefit are stated in the rider. There are no premiums or rider fees for this rider. A payment of all the discounted death benefit will not be subject to any surrender charges.

  Upon payment of a portion of the death benefit, the death benefit under the Policy is reduced to reflect the amount of the payment. In addition, the specified face amount, the cash value and the cash surrender value are reduced by the same proportion as the amount of the reduction of the death benefit divided by the death benefit prior to the payment. Any outstanding loan is reduced and paid out of the proceeds of the portion only if such reduction is necessary to keep the Policy in force. Moreover, in the case of payment of all of the death benefit, the amount of any outstanding Policy loan will be deducted from the payment.

  The payment under this rider may affect eligibility for benefits under state or federal law. Generally, payments under this rider should be income tax free as amounts paid by reason of the death of the insured. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

                                         METLIFE (R)

                                         UL2001
                                         FLEXIBLE PREMIUM MULTIFUNDED LIFE



                                         PROSPECTUSES FOR

                                         . FLEXIBLE PREMIUM MULTIFUNDED LIFE
                                           INSURANCE POLICIES

                                           ISSUED BY

                                             METROPOLITAN LIFE INSURANCE
                                                     COMPANY

                                         . METROPOLITAN SERIES FUND, INC.


                                            [ART]

                       ML-UL2 (5/98 EDITION) PRINTED IN U.S.A. 1998 PORTFOLIO

                                    8042H23(EXP0599)MLIC-LD

                               MAY 1, 1998
                                  PROSPECTUS
                                      for
             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                (Minimum Initial Specified Face Amount $50,000)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY

  The individual flexible premium multifunded life insurance policies ("Policies") offered by this Prospectus are issued by Metropolitan Life Insurance Company ("Metropolitan Life") and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy.

  The Policy provides for a death benefit payable at the insured's death as long as the Policy is still in effect. The Policy owner may choose either Death Benefit Option A (the death benefit is fixed in amount) or Death Benefit Option B (the death benefit includes the Policy's cash value in addition to a fixed insurance amount). For Policies issued on or after May 1, 1994 and provided Death Benefit Option C is available in the state where the Policy is issued, a Policy owner, where the insured is age 60 or less, will have a third possible choice: Death Benefit Option C (the death benefit includes the Policy's cash value in addition to a fixed insurance amount if the insured dies prior to the Policy anniversary on which the insured is 65 and is fixed in amount if death occurs thereafter). If greater than the death benefit otherwise payable under Option A, B or C, a minimum death benefit equivalent to a percentage of the cash value will be paid.

  The Policy's cash value will vary with the investment experience of the Separate Account investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to the General Account. The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy owner may withdraw or borrow a portion of the Policy's cash surrender value, or the Policy may be fully surrendered, at any time, subject to certain limitations and charges. The Policy owner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions.

  The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more investment divisions of Metropolitan Life Separate Account UL ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of Metropolitan Life. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). Metropolitan Life is the investment manager of the Fund and the distributor of its shares. Metropolitan Life also distributes and administers the Policies. The prospectus for the Fund describes the investment objectives and certain attendant risks of the eleven currently available portfolios of the Fund. The following chart lists the name of each portfolio available in this Policy and the Company that has the day-to-day investment management responsibility with respect to each such Portfolio.

      PORTFOLIO                                 PORTFOLIO MANAGER
      ---------                                 -----------------
      State Street Research International Stock State Street Research &
                                                 Management Company
                                                 (sub-investment manager) and
                                                 GFM International Investors,
                                                 Inc. (sub-sub investment
                                                 manager)
    --------------------------------------------------------------------------
      Janus Mid Cap                             Janus Capital Corporation
    --------------------------------------------------------------------------
      Loomis Sayles High Yield Bond             Loomis, Sayles & Company, L.P.
    --------------------------------------------------------------------------
      State Street Research Money Market        State Street Research &
                                                 Management Company
    --------------------------------------------------------------------------
      MetLife Stock Index                       Metropolitan Life Insurance
                                                 Company
    --------------------------------------------------------------------------
      Scudder Global Equity                     Scudder Kemper Investments,
                                                 Inc.
    --------------------------------------------------------------------------
      State Street Research Aggressive Growth   State Street Research &
                                                 Management Company
    --------------------------------------------------------------------------
      State Street Research Diversified         State Street Research &
                                                 Management Company
    --------------------------------------------------------------------------
      State Street Research Growth              State Street Research &
                                                 Management Company
    --------------------------------------------------------------------------
      State Street Research Income              State Street Research &
                                                 Management Company
    --------------------------------------------------------------------------
      T. Rowe Price Small Cap Growth            T. Rowe Price Associates, Inc.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INTERESTS IN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1 Madison Avenue, New York, New York 10010             Telephone (800) 638-5000

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS...............................   3
SUMMARY...................................   5
 Purpose of Summary.......................   5
 About Metropolitan Life..................   5
 Policy in Brief..........................   5
 Premiums.................................   5
 Cash Value...............................   5
 Benefits and Riders......................   5
 Death Benefit Options....................   5
 The Fixed Account........................   6
 The Separate Account and the Metropolitan
  Series Fund.............................   6
 The Funding Options......................   6
 Automated Investment Strategies..........   6
 Fund Transfers and Charges...............   7
 Premium Expense Charges..................   7
 Monthly Deduction From Cash Value........   7
 Separate Account Charges.................   7
 Increase in Specified Face Amount Charge.   7
 Surrender and Surrender Charges..........   7
 Partial Withdrawal.......................   7
 Loans....................................   7
 Fund Investment Management Fees and Di-
  rect Expenses...........................   8
 Free Look Period.........................   9
 Tax Treatment of Cash Value..............   9
 Tax Treatment of the Death Benefit.......   9
 Communications...........................   9
SEPARATE ACCOUNT AND METROPOLITAN
 SERIES FUND..............................  10
 The Separate Account.....................  10
 Metropolitan Series Fund.................  10
POLICY BENEFITS...........................  11
 Death Benefits...........................  11
 Death Benefit Options....................  12
 Cash Value...............................  14
 Benefit at Final Date....................  15
 Optional Income Plans....................  15
 Optional Insurance Benefits..............  16
PAYMENT AND ALLOCATION OF PREMIUMS........  16
 Issuance of a Policy.....................  16
 Premiums.................................  16
 Allocation of Premiums and Cash Value....  17

                                                                          PAGE
                                                                          ----
 Policy Termination and Reinstatement....................................  19
CHARGES AND DEDUCTIONS...................................................  20
 Premium Expense Charges.................................................  20
 Transfer Charge.........................................................  20
 Monthly Deduction From Cash Value.......................................  20
 Charges Against the Separate Account....................................  21
 Surrender Charge........................................................  22
 Guarantee of Certain Charges............................................  24
 Other Charges...........................................................  24
ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, CASH SURRENDER VALUES AND
 ACCUMULATED PREMIUMS....................................................  24
POLICY RIGHTS............................................................  32
 Loan Privileges.........................................................  32
 Surrender and Withdrawal Privileges.....................................  33
 Exchange Privilege......................................................  33
THE FIXED ACCOUNT........................................................  34
 General Description.....................................................  34
 Fixed Account Benefits..................................................  34
 Fixed Account Cash Value................................................  34
 Transfers, Withdrawals, Surrenders and Policy Loans.....................  35
RIGHTS RESERVED BY METROPOLITAN LIFE.....................................  35
OTHER POLICY PROVISIONS..................................................  35
SALES AND ADMINISTRATION OF THE POLICIES.................................  36
DISTRIBUTION OF THE POLICIES.............................................  36
FEDERAL TAX MATTERS......................................................  37
 Taxation of the Policy..................................................  37
 Taxation of Metropolitan Life...........................................  39
MANAGEMENT...............................................................  40
VOTING RIGHTS............................................................  43
 Right to Instruct Voting of Fund Shares.................................  43
 Disregard of Voting Instructions........................................  43
REPORTS..................................................................  43
STATE REGULATION.........................................................  44
REGISTRATION STATEMENT...................................................  44
LEGAL MATTERS............................................................  44
EXPERTS..................................................................  44
FINANCIAL STATEMENTS.....................................................  44
APPENDIX TO PROSPECTUS...................................................  73

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METROPOLITAN LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METROPOLITAN LIFE.

                                  DEFINITIONS

  Age--The age in full years of the insured at issue of the Policy or in the case of an increase, at the time of the increase, plus the number of full Policy years completed since issue or increase. A full Policy year is completed upon the commencement of the next succeeding Policy year.

  Base Administration Charge--The portion of the first year monthly administration charge which is determined by the Age of the insured under a Policy and not by the specified face amount.

  Beneficiary--The beneficiary is the person or persons designated by the owner of the Policy to receive the insurance proceeds upon the death of the insured.

  Cash Surrender Value--The cash value less any indebtedness and any applicable surrender charge (computed from the tables set forth under "Surrender Charge") and, if the Policy is surrendered in the first Policy year, less the Base Administration Charge for each full Policy month remaining to the end of the first Policy year.

  Cash Value--The sum of the Policy cash values in the Fixed Account, the investment divisions of the Separate Account and the Policy Loan Account.

  Date of Policy--The date set forth in the Policy that is used to determine Policy years and Policy months from issue. Policy anniversaries are measured from the Date of Policy.

  Designated Office--The home office of Metropolitan Life at 1 Madison Avenue, New York, New York 10010, to which all Policy owner communications are to be sent. Metropolitan Life may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the home office.

  Final Date--The policy anniversary on which the insured is age 95.

  Fixed Account--An account which is part of the General Account and to which Metropolitan Life will allocate net premiums as directed by the owner of a Policy and credit certain fixed rates of interest.

  General Account--The assets of Metropolitan Life other than those allocated to the Separate Account or any other legally-segregated separate account.

  Guideline Annual Premium--The level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if premiums were fixed by Metropolitan Life as to both timing and amount and were based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders.

  Indebtedness--The total of any unpaid Policy loan and loan interest.

  Insured--The person upon whose life the Policy is issued.

  Investment Start Date--The date the first premium is applied to the Fixed Account and/or the Separate Account. It is the later of (1) the Date of Policy and (2) the date the first premium for a Policy is received at the Designated Office.

  Investment Division--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

  Loan Value--The maximum amount that may be borrowed under the Policy. The loan value equals the Policy's cash surrender value less two monthly deductions, or, if greater, 75% (90% in Virginia and Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater).

  Minimum Initial Specified Face Amount--The minimum specified face amount of insurance for which a Policy may be issued. Currently, the amount is $100,000 for insureds in the preferred rate class, $50,000 for most other insureds, $25,000 for certain insureds over age 59 and $250,000 for most Policies distributed through brokers (see "Distribution of the Policies").

  Monthly Anniversary--The same date in each month as the Date of Policy. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a Valuation Date, the next Valuation Date will be deemed to be the monthly anniversary.

  Monthly Deduction--Charges deducted monthly from the cash value of a Policy and which include the monthly cost of term insurance, the monthly cost of any benefits provided by riders, and the monthly policy charges.

  Planned Periodic Premium--The Policy owner's self-determined level-amount premium planned to be paid at fixed intervals over a specified period of time. The Policy owner is not required to follow this schedule after the first two Policy years.

  Policy--The flexible premium multifunded life insurance policy offered by Metropolitan Life and described in this Prospectus.

  Policy Loan Account--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Policy loan requested by a Policy owner is transferred.

  Policy Month--The month beginning on the monthly anniversary.

  Policy owner ("Owner")--The person so designated in the application or as subsequently changed.

  Portfolio--A portfolio represents a different class (or series) of stock of the Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

  Separate Account--Metropolitan Life Separate Account UL, a separate investment account of Metropolitan Life through which premiums paid under the Policy are invested to the extent allocated to the Separate Account by the Policy owner.

  Specified Face Amount--The amount of insurance specified on the face of the Policy.

  Target Premium--The estimated annual amount which would keep a Policy in force to maturity based on the insured's attained age and sex, the specified face amount of insurance and reasonable estimates of mortality and interest, as established as of the Date of Policy.

  Valuation Date--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange on each Valuation Date and ending at the close of regular trading on the New York Stock Exchange, on the next succeeding Valuation Date.

  This Prospectus describes only those aspects of the Policy that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions (see "The Fixed Account").

                                    SUMMARY
 ................................................................................

PURPOSE OF SUMMARY

  This summary was written to give you an overview of the Policy and is quali-fied by the more detailed information provided in the prospectus and the Poli-cy, when issued. You may find it helpful to review the definitions of terms de-scribed preceding this summary before reading the prospectus in full.

ABOUT METROPOLITAN LIFE

  Metropolitan Life, the issuer of the Policies, is a mutual life insurance company incorporated under the laws of the State of New York in 1866. Its home office is located at 1 Madison Avenue, New York, New York 10010. MetLife is au-thorized to transact business in all states of the United States, the District of Columbia, Puerto Rico, and all Provinces of Canada. Metropolitan Life, serv-ing millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. On December 31, 1997, Metropolitan Life had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $330.3 billion.

POLICY IN BRIEF

  The Policy is issued by Metropolitan Life. It is designed to meet the chang-ing life insurance needs of a Policy owner. The Policy provides for a choice of death benefit options, flexible premium payments, and cash value accumulation through the Policy owner's selected options.

  The owner of the Policy may, within limits:

  .  Select from among three death benefit options
  .  Increase or decrease the specified face amount
  .  Choose the amount and frequency of premium payments
  .  Direct net premium payments to any of twelve funding options
  .  Transfer amounts among the funding options.

PREMIUMS

  The Policy owner selects a planned periodic premium payment schedule at the time of application. A minimum premium payment equal to the target premium must be paid during each of the first two Policy years. This schedule does not need to be followed after the first two Policy years; a planned periodic payment may be skipped, or subject to certain limitations, additional premium payments of at least $250 may be made. Payment of the planned periodic premium does not guarantee that the Policy will remain in force after the first two Policy years. For a Policy to remain in force, the cash surrender value on any monthly anniversary must be enough to cover the monthly deduction. (See "Payment and Allocation of Premiums.")

CASH VALUE

  The Policy's total cash value includes the Policy value in the Separate Ac-count, the Fixed Account, and the Policy Loan Account. This value reflects the investment experience of the Separate Account investment divisions selected, the interest credited to any allocations to the Fixed Account, loan activity, partial withdrawals, and Policy charges. There is no guaranteed minimum cash value if amounts are allocated to the Separate Account. (See "Policy Benefits," "Policy Rights" and "The Fixed Account.")

BENEFITS AND RIDERS

  A Policy owner has the flexibility to add optional insurance benefits by rid-er. These riders include spouse term insurance, children's term insurance, ac-cidental death benefit, disability waiver benefit, and accelerated death bene-fit. (See "Policy Benefits.")

DEATH BENEFIT OPTIONS

  The Policy provides for three death benefit options in most states:

  .Option A: the death benefit is the specified face amount of the Policy.

  . Option B: the death benefit is equal to the specified face amount of the Policy plus the cash value on the date of death.

 . Option C: available for Policies issued on or after May 1, 1994 where the in-
             sured is age 60 or less (not available in Minnesota, Montana, or South Carolina), the death benefit is equal to the specified face amount of the Policy plus the cash value on the date of death un-til the Policy anniversary at age 65; at Policy anniversary age
             65, the death benefit is recalculated to equal the specified face amount plus the cash value on the Policy anniversary at age 65;
             the death benefit does not vary after this recalculation.

  After the second Policy year, the Policy owner may change the death benefit option or increase or decrease the specified face amount, subject to certain conditions and limitations. Such changes can have tax consequences and affect the charges assessed under the Policy. (See "Policy Benefits.")

THE FIXED ACCOUNT

  Fixed Account assets are held in the General Account of Metropolitan Life. Net premiums allocated to the Fixed Account are credited with an effective an-nual interest rate of at least 4% per year. (See "The Fixed Account.")

THE SEPARATE ACCOUNT AND THE METROPOLITAN SERIES FUND

  Separate Account UL is a separate investment account of Metropolitan Life. It currently has eleven investment divisions. The assets of each division are in-vested in the corresponding portfolio of the Metropolitan Series Fund, Inc. There are currently eleven portfolios of the Fund available to Policy owners. Each portfolio of the Fund has a different investment objective. (See "Separate Account and Metropolitan Series Fund," and the prospectus for the Fund, which is attached at the end of this prospectus.)

THE FUNDING OPTIONS

  The available investment divisions of the Separate Account are the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggres-sive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity divisions. Some of the divisions may not be available in all states. Consult a sales representative registered with Metropolitan Life for more information. The Policy owner may allocate the net premiums paid to one or more of the investment divisions of the Separate Account and/or to the Fixed Account. Net premiums are equal to the premium paid less premium expense charges. Unlike the Fixed Account, the investment performance of a Separate Ac-count investment division is not guaranteed by Metropolitan Life. The Policy owner should consider his or her risk tolerance before selecting the funding options for premium payments. A Policy owner may change the allocation of fu-ture net premiums at any time. (See "Separate Account and Metropolitan Series Fund," "Payment and Allocation of Premiums," and "The Fixed Account.")

AUTOMATED INVESTMENT STRATEGIES

  There are currently four automated investment strategies available.

  . Equity Generator SM--If monthly interest earned is at least $20, the in-terest is transferred from the Fixed Account to the Policy owner's se-lected option of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division.

  . Equalizer SM--At the end of a specified period as determined by Metropol-itan Life (e.g. monthly, quarterly) a transfer is made between the Fixed Account and the Policy owner's selected option of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Divi-sion to make them equal in value.

  . Allocator SM--The Policy owner designates a monthly transfer from the State Street Research Money Market Division to the Fixed Account and/or any investment division.

  . Rebalancer SM--Cash value is redistributed quarterly so that it is allo-cated among the Fixed Account and the investment divisions of the Sepa-rate Account in the same proportion in which net premiums are allocated.

FUND TRANSFERS AND CHARGES

  A Policy owner may transfer amounts among the investment divisions of the Separate Account and to/from the Fixed Account. Currently there are no charges assessed for transfers. Metropolitan Life reserves the right to charge up to $25 for each transfer; however, no charges will be assessed under any of the automated investment strategies. (See "Payment and Allocation of Premiums," and "Charges and Deductions.")

PREMIUM EXPENSE CHARGES

  A 5 1/2% charge is deducted from each premium payment. The charge includes:
   . 2% for front-end sales charges
   . 2% for state premium tax charges
   . 1 1/2% to recover a portion of Metropolitan Life's federal income taxes. (See "Charges and Deductions.")

MONTHLY DEDUCTION FROM CASH VALUE

  The Policy's cash value is reduced each month by the sum of: 1) cost of term insurance charge, 2) cost of additional riders charge, and 3) administration charge. (See "Charges and Deductions.")

  The monthly administration charge for the first Policy year is $0.25 per $1,000 of specified face amount plus a monthly base administration charge of:
   . $5 for Ages under 18
   . $15 for Ages 18 to 49
   . $20 for Ages 50 and above.

  If the Policy is surrendered during the first Policy year, any remaining amount of the full year's base administration charge will be deducted upon surrender.

  After the first Policy year, the monthly administration charge is determined by the specified face amount of the Policy. The charge is:
   . $9 for specified face amounts of less than $100,000
   . $7 for specified face amounts of $100,000 to $249,999
   . $5 for specified face amounts of $250,000 and above.

SEPARATE ACCOUNT CHARGES

  A daily charge is made against the Separate Account for mortality and expense risks assumed by Metropolitan Life. This charge is equivalent to an annual rate of 0.90% of the average daily value of the assets in the Separate Account at-tributable to the Policies. (See "Charges and Deductions.")

INCREASE IN SPECIFIED FACE AMOUNT CHARGE

  Any increase in the specified face amount requested by a Policy owner will result in a one-time underwriting expense charge of up to a maximum of $5 per thousand dollars of increase. (See "Policy Benefits.")

SURRENDER AND SURRENDER CHARGES

  At any time the Policy owner may request in writing the Policy's cash surren-der value. A surrender charge is imposed during the first 15 Policy years and during the first 15 Policy years after an increase in the specified face amount. (See "Charges and Deductions" and "Policy Rights.")

PARTIAL WITHDRAWALS

  Partial withdrawals of at least $250 may be made from the Policy's cash value without charge. The request must be made in writing. Partial withdrawals under death benefit Option A or Option C (on or after Policy anniversary 65) will re-duce the specified face amount of the Policy. (See "Policy Rights.")

LOANS

  The Policy owner may obtain a Policy loan whenever the Policy has a loan val-ue. The loan value equals the cash surrender value less two monthly deductions, or if greater, 75% of the cash surrender value (90% in Virginia and Maryland). For Policies issued in Texas, the loan value equals the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater. The loan amount is placed into the Policy Loan Account as collateral, and is credited an interest rate of no less than 4% per year. Currently the rate credited is 6%. The rate charged on the loan is a fixed rate of 8% per year. Loan interest is payable at the end of each Policy year. Loans and ac-crued interest may be repaid at any time prior to the Final Date. (See "Policy Rights.")

FUND INVESTMENT MANAGEMENT FEES AND DIRECT EXPENSES

  For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund for providing investment management services to each Portfolio. The following chart shows the fee and other Fund expenses for each Portfolio.

    METROPOLITAN SERIES FUND ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET
                                ASSETS(A))

                                                              OTHER
                                                             EXPENSES
                                              MANAGEMENT  AFTER EXPENSE
                                               FEES(B)   REIMBURSEMENT(C) TOTAL
                                              ---------- ---------------- -----
  MetLife Stock Index Portfolio..............    .25%          .08%        .33%
  State Street Research Income Portfolio.....    .33%          .10%        .43%
  State Street Research Money Market Por-
   tfolio....................................    .25%          .24%        .49%
  State Street Research Diversified Portfo-
   lio.......................................    .44%          .06%        .50%
  State Street Research Growth Portfolio.....    .49%          .07%        .56%
  State Street Research Aggressive Growth
   Portfolio.................................    .71%          .08%        .79%
  T. Rowe Price Small Cap Growth Portfolio...    .55%          .18%        .73%
  Scudder Global Equity Portfolio............    .90%          .22%       1.12%
  Loomis Sayles High Yield Bond Portfolio....    .70%          .20%        .90%
  Janus Mid Cap Portfolio....................    .75%          .14%        .89%
  State Street Research International Stock
   Portfolio.................................    .75%          .28%       1.03%

 --------

 (a) Except for the annual expenses for the Loomis Sayles High Yield Bond,
     T. Rowe Price Small Cap Growth, Scudder Global Equity and Janus Mid Cap Portfolios, which are expressed as a percentage of the year end net assets.

 (b) The marginal fee rate for the State Street Research Income Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research International Stock Portfolio, T. Rowe Price Small Cap Growth Portfolio, Janus Mid Cap Portfolio, and Scudder Global Equity Portfolio will decrease when the dollar amount in each such Portfolio reaches certain threshold amounts.

 (c) Expenses for the T. Rowe Price Small Cap Growth, Janus Mid Cap, Scudder Global Equity and Loomis Sayles High Yield Bond Portfolios are based on estimated amounts for 1998. Metropolitan Life agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. Expenses for the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, absent expense reimbursement, would have been .39% and .31% respectively. Metropolitan Life ceased subsidizing expenses for the Janus Mid Cap Portfolio as of December 31, 1997 and the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998, where the Portfolios' assets exceeded $100 million.

  For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

FREE LOOK PERIOD

  The Policy owner may return the Policy during the free look period. This pe-riod is the later of 10 days after receipt of the Policy (except where state law requires a longer period) or 45 days after Part A of the application has been completed. If the Policy is returned, Metropolitan Life will send the Pol-icy owner a complete refund of any premiums paid within 7 days. The refund of any premium paid by check, however, may be delayed until the check has cleared the Policy owner's bank. There is a similar free look period after an increase in the specified face amount that applies only to the amount of the increase. This free look period is the later of 10 days after the owner receives revised Policy pages reflecting the increase or 45 days after the application for the increase has been completed. During this period, the Policy owner may elect to terminate the face amount increase, and all Policy values will be restored to what they would have been had the increase not occurred. Metropolitan Life will also refund the amount of any premiums paid, to the extent necessary for the Policy to continue to be within the definition of life insurance for federal income tax purposes. (See "Premium Limitations.")

TAX TREATMENT OF CASH VALUE

  Cash value in the Policy is not taxed until it is withdrawn. In general, a Policy owner will be taxed on the amount of cash value withdrawn that is in ex-cess of the premiums paid at the time of withdrawal, surrender, or Policy Final Date. This excess is treated as ordinary income. Special rules govern withdraw-als and loans from contracts referred to as modified endowment contracts. If a Policy is part of a collateral assignment equity split-dollar arrangement with an employer, any increase in cash value may be taxable annually. An individual should consult with and rely on the advice of a tax advisor with respect to any type of split-dollar arrangement involving a Policy. (See "Federal Tax Mat-ters.")

TAX TREATMENT OF THE DEATH BENEFIT

  The beneficiary generally will not be taxed on the death benefit proceeds of the Policy. The death benefit under the Policy may be subject to Federal and State estate tax. (See "Federal Tax Matters.")

COMMUNICATIONS

  Premium payments and other communications should be sent to the Designated Office for the Policy. Metropolitan Life may establish different Designated Of-fices for various Policy transactions. The Policy owner should use the forms that Metropolitan Life has prepared for these purposes. The forms may be ob-tained from an account representative or the Designated Office.

  A premium payment or other communication is considered received on the date that it is actually received in the Designated Office (the "Date of Receipt") with two exceptions: 1) if received on a day that is not a Valuation Date or 2) if received by other than U.S. mail after the close of regular trading on the New York Stock Exchange. The Date of Receipt will then be the next Valuation Date. Absent extraordinary circumstances, regular trading on the New York Stock Exchange ends at 4:00 p.m. New York City time.

 ...............................................................

SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
 ...............................................................................

THE SEPARATE ACCOUNT

  The Separate Account, which is a separate investment account of Metropolitan Life, was established by Metropolitan Life pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with other forms of the flexible premium multifunded life insur-ance policies issued by Metropolitan Life. The assets allocated to the Sepa-rate Account are the property of Metropolitan Life, and Metropolitan Life is not a trustee by reason of the Separate Account. Metropolitan Life may accumu-late in the Separate Account mortality and expense risk charges, mortality gains and investment gains on those assets (which represent such charges) in the Separate Account and other amounts in excess of Metropolitan Life's lia-bilities and reserves with respect to the Separate Account.

  The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not real-ized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Metropolitan Life. Each Policy provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of Metropolitan Life with respect to the Separate Account shall not be chargeable with liabil-ities arising out of any other business of Metropolitan Life. Metropolitan Life may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities. The liabilities are Metropolitan Life's total commitments under the Policies; the reserves are the assets allocated to pay these commitments.

  Although the Separate Account is an integral part of Metropolitan Life, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment prac-tices or policies of the Separate Account or of Metropolitan Life by the Com-mission.

  There are currently eleven investment divisions in the Separate Account. The assets in each investment division are invested in a separate class (or se-ries) of stock issued by the Fund. Each class of stock represents a separate portfolio within the Fund. New investment divisions may be added as new port-folios are added to the Fund and made available to Policy owners. In addition, investment divisions may be eliminated from the Separate Account. The owner of a Policy may designate how the net premiums under the Policy are to be allo-cated among the then current investment divisions.

METROPOLITAN SERIES FUND

  The Fund is a "series" type of mutual fund which is registered with the Se-curities and Exchange Commission as a diversified open-end management invest-ment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each Fund portfolio presently available to Policy owners is set forth below.

  State Street Research Growth Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

  State Street Research Income Portfolio. The investment objective of this portfolio is to achieve the highest possible total return, by combining cur-rent income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

  State Street Research Money Market Portfolio. The investment objective of this portfolio is to achieve the highest possible current income consistent with the preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments.

  State Street Research Diversified Portfolio. The investment objective of this portfolio is to achieve a high total return while attempting to limit in-vestment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combi-nation thereof, at the discretion of State Street Research.

  State Street Research Aggressive Growth Portfolio. The investment objective of this portfolio is to achieve maximum capital appreciation by investing pri-marily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, un-dervalued securities or special situations.

  State Street Research International Stock Portfolio. The investment objec-tive of this portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

  MetLife Stock Index Portfolio. The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by in-

 ...............................................................
vesting in the common stock of companies which are included in the index.

  Loomis Sayles High Yield Bond Portfolio: The investment objective of this portfolio is to achieve high total investment return through a combination of current income and capital appreciation. The Portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

  Janus Mid Cap Portfolio: The investment objective of this non-diversified portfolio is to provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.

  T. Rowe Price Small Cap Growth Portfolio: The investment objective of this portfolio is to achieve long-term capital growth by investing in small capitalization companies.

  Scudder Global Equity Portfolio: The investment objective of this portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

  Metropolitan Life acts as the investment manager for the Fund; State Street Research & Management Company ("State Street Research"), a wholly-owned subsidiary of Metropolitan Life, provides sub-investment management services with respect to the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth, State Street Research Money Market and State Street Research International Stock Portfolios. Loomis, Sayles & Company, L.P. ("Loomis Sayles"), whose general partner is indirectly owned by Metropolitan Life, provides sub-investment management services with respect to the Loomis Sayles High Yield Bond Portfolio. T. Rowe Price Associates, Inc. ("T. Rowe Price") provides sub-investment management services with respect to the T. Rowe Price Small Cap Growth Portfolio. Janus Capital Corporation ("Janus") provides sub-investment management services with respect to the Janus Mid Cap Portfolio. Scudder Kemper Investments, Inc. ("Scudder") provides sub-investment management services with respect to the Scudder Global Equity Portfolio. Sub-investment manager fees are paid by Metropolitan Life. GFM International Investors, Inc. ("GFM"), a subsidiary of State Street Research, is the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the State Street Research International Stock Portfolio.

  Metropolitan Life purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any divi-dend or capital gain distributions received from the Fund are likewise rein-vested in Fund shares at net asset value as of the dates paid. The distribu-tions have the effect of reducing the value of each share of the Fund and in-creasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by Metropolitan Life for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and dis-tributions reinvested, transfers to and among investment divisions, Policy loans, loan repayments and benefit payments to be effected pursuant to the terms of the Policies as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each portfo-lio determined as of the end of that same Valuation Date.

  A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose," in the prospectus for the Fund for a discussion of the different separate ac-counts of Metropolitan Life and its affiliates that invest in the Fund and the risks related thereto.

POLICY BENEFITS
 ................................................................................

  The discussion below assumes that no riders under the Policy are in effect. See the Appendix to Prospectus, for a discussion of how certain riders can af-fect benefits under the Policy.

DEATH BENEFITS

  As long as the Policy remains in force (see "Policy Termination and Rein-statement--Termination"), Metropolitan Life will, upon due proof of the insured's death, pay the insurance proceeds of the Policy to the named benefi-ciary. The proceeds may be received by the beneficiary in a single sum or under one or more of the optional income plans set forth in the Policy (see "Optional Income Plans"). The amount of insurance proceeds is determined as of the end of the Valuation Period that includes the insured's date of death.

  The insurance proceeds are: The death benefit provided under Option A, Option B or Option C, whichever

 ...............................................................
is elected and in effect on the date of death; plus (b) any additional insur-ance on the insured's life that is provided by rider; minus (c) any outstanding indebtedness and any due and unpaid charges accruing during the grace period.

DEATH BENEFIT OPTIONS

  At least two death benefit options are available as described below: Option A and Option B. Death Benefit Option C is also available in certain states where the insured is age 60 or less, for Policies issued on and after May 1, 1994. The Policy owner designates the desired option in the application and can change the option by written request after the second Policy year (see "Change in Death Benefit Option").

  Option A--The death benefit is equal to the specified face amount of insur-ance.

  Option B--The death benefit is equal to the specified face amount of insur-ance plus the cash value.

  Option C--The death benefit is equal to the specified face amount of insur-ance plus the cash value if the insured dies prior to policy anniversary 65. At policy anniversary 65, the specified face amount of insurance is recalculated to equal the specified face amount of insurance plus the cash value as of the end of the prior day. Thereafter, the specified face amount of insurance will be paid upon death. This option may not be available in all states.

  Minimum Death Benefit--Under Option A, Option B or Option C, there is a mini-mum death benefit equal to the greater of (1) the death benefit option chosen and (2) a percentage of the cash value as set forth in the following table. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

    ATTAINED AGE
    OF INSURED AT
 BEGINNING OF POLICY                                              PERCENTAGE OF
        YEAR                                                       CASH VALUE
 -------------------                                              -------------
 40 and less: ...................................................     250%
 45: ............................................................     215%
 50: ............................................................     185%
 55: ............................................................     150%
 60: ............................................................     130%
 65: ............................................................     120%
 70: ............................................................     115%
 75: ............................................................     105%
 80: ............................................................     105%
 85: ............................................................     105%
 90: ............................................................     105%
 95: ............................................................     100%

For the ages not listed, the percentage shall decrease by a ratable portion for each full year.

  In no event will the death benefit be lower than the minimum amount required to maintain the Policy as life insurance under federal income tax law and ap-plicable Internal Revenue Service rules.

  Option A, Option B, and Option C all provide insurance protection as well as possible build-up of cash value. Under Option A, and under Option C on or after policy anniversary 65, the insurance coverage remains level unless the minimum death benefit applies. Under Option B, and under Option C prior to policy anni-versary 65, the insurance protection varies as the cash value changes.

  For a given specified face amount, the amount of the death benefit will be greater under Option B, and under Option C prior to policy anniversary 65, than under Option A, and under Option C on or after policy anniversary 65, since the cash value is added to the specified face amount and included in the death ben-efit under the former situations but not under the latter situations. By the same token, the cost of term insurance included in the monthly deduction (see "Charges and Deductions--Cost of Term Insurance") will be greater, and thus the accumulation of cash value will be lower under Option B, and under Option C prior to policy anniversary 65, than under Option A assuming the same specified face amount and the same actual premiums paid. After policy anniversary 65, the cost of term insurance will be greater for Option B than for Option C and greater for Option C than for Option A, assuming the same specified face amount at issue and the same premiums paid.

  Under Option C the death benefit is designed to increase during the Policy owner's earning years because the need for life insurance is presumed to in-crease with increasing income. On policy anniversary 65, which is the assumed retirement age, the specified face amount is adjusted to equal the then current level of death ben-efit and no further increases in death benefit are made, since presumably such increases are no longer required. As a result, the target premiums for Option C are lower than would be required under Option B which is designed to have an increasing death benefit until the Policy matures.

  Illustration of Option A. For purposes of this illustration, assume that the insured is under the age of 40, that there is no outstanding indebtedness and that the insured has not died during a grace period (see "Policy Termination and Reinstatement--Termination").

  Under Option A, a Policy with a $100,000 specified face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of this Policy exceeds $40,000, the death benefit will exceed the $100,000 specified face amount. Each additional dollar of cash value above $40,000 will increase the death benefit (assuming the insured is age

 ...............................................................
40 or less) by $2.50. Thus a Policy with a cash value of $50,000 will have a death benefit of $125,000 (250% X $50,000); a cash value of $60,000 will yield a death benefit of $150,000 (250% X $60,000); and a cash value of $100,000 will yield a death benefit of $250,000 (250% X $100,000).

  Similarly, so long as cash value exceeds $40,000, each dollar reduction in cash value will reduce the death benefit (assuming the insured is age 40 or less) by $2.50. If at any time, however, the cash value multiplied by the ap-plicable percentage is less than the specified face amount, the death benefit will equal the specified face amount of the Policy.

  Illustration of Option B. For purposes of this illustration, assume that the insured is under the age of 40, that there is no outstanding indebtedness and that the insured has not died during a grace period.

  Under Option B, a Policy with a specified face amount of $100,000 will gener-ally pay a death benefit of $100,000 plus the cash value. Thus, for example, a Policy with a cash value of $25,000 will have a death benefit of $125,000 ($100,000 + $25,000); a cash value of $50,000 will yield a death benefit of $150,000 ($100,000 + $50,000); and a cash value of $65,000 will yield a death benefit of $165,000 ($100,000 + $65,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy ex-ceeds $66,666.67, the death benefit will be greater than the specified face amount plus cash value. Each additional dollar of cash value above $66,666.67 will increase the death benefit (assuming the insured is age 40 or less) by $2.50. A Policy with a cash value of $75,000 will therefore have a death bene-fit of $187,500 (250% X $75,000); a cash value of $85,000 will yield a death benefit of $212,500 (250% X $85,000); a cash value of $100,000 will yield a death benefit of $250,000 (250% X $100,000).

  Similarly, any time cash value exceeds $66,666.67, each dollar taken out of cash value will reduce the death benefit (assuming the insured is age 40 or less) by $2.50. Whenever cash value is less than $66,666.67 each dollar taken out of cash value will reduce the death benefit by one dollar and the death benefit will be the specified face amount plus the cash value of the Policy.

  Illustration of Option C. Under Option C prior to policy anniversary 65, the death benefit will work the same way as under Option B. On and after policy an-niversary 65, the specified face amount would have already been adjusted to in-clude the cash value of the Policy at policy anniversary 65 and the death bene-fit will work the same way as under Option A.

  If the insured dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.

  Change in Specified Face Amount. Subject to certain limitations, a Policy owner, after the second Policy year and before the insured reaches Age 80, may increase or decrease the specified face amount of a Policy (see "Decreases" and "Increases," below). Any increase or decrease in the specified face amount re-quested by the Policy owner will become effective on the monthly anniversary on or next following the Date of Receipt of the request, or, if evidence of insur-ability is required, the date of approval of the request.

  Decreases. The specified face amount remaining in force after any requested decrease may not be less than the Minimum Initial Specified Face Amount during the first five Policy years nor less than one-half the Minimum Initial Speci-fied Face Amount thereafter. However, no decrease in specified face amount will be permitted that would reduce the specified face amount below $25,000. No de-crease in the specified face amount will be permitted if it would result in to-tal premiums paid exceeding the then current maximum premium limitations deter-mined by Internal Revenue Code rules (see "Pre- miums--Premium Limitations"). For purposes of determining the cost of term insurance charge (see "Charges and Deductions--Cost of Term Insurance," "Cost of Term Insurance Rate" and "Rate Class"), a decrease in the specified face amount will reduce the specified face amount in the following order: (a) the specified face amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the specified face amount when the Policy was issued.

  Increases. Any change in the specified face amount requested by the Policy owner which results in an increase in the death benefit may be made only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on the most recent cost of term insurance charge de-ducted. The minimum amount of an increase is $5,000. Any such change will re-quire that additional evidence of insurability be submitted to Metropolitan Life and will be subject to a maximum guaranteed underwriting charge of $5 for each $1,000 of specified face amount increase. Currently the underwriting charge is $100 for the first $100,000 of face increase (but no more than $5 per thousand), and $3 per thousand thereafter, to an overall maximum charge of $2,500. Metropolitan Life will deduct this charge from the existing cash value in the Fixed Account and the investment divisions of the Separate Account in the same proportion that the Policy's cash value in the Fixed Account and the Policy's cash value in each investment division bear to the Policy's total cash value (except for the cash value in the Policy Loan Account) as of the Date of Receipt of the request (this method hereinafter referred to as the "Pro Rata Basis").

  Effect of Changes in Specified Face Amount on Charges. A change in the speci-fied face amount may

 ...............................................................
affect the net amount at risk which may affect a Policy owner's cost of term insurance charge and the monthly administration charge (see "Charges and De-ductions--Cost of Term Insurance," "Cost of Term Insurance Rate," "Rate Class," and "Monthly Policy Charges"). This in turn can affect the level of subsequent cash values and death benefits. A change in the specified face amount may also affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters"). Finally, an increase in the specified face amount can result in additional surrender charges (see "Charges and Deductions--Surrender Charge").

  Change in Death Benefit Option. Generally, the death benefit option in ef-fect may be changed at any time after the second Policy year while the insured is alive to any other available death benefit option by sending a written re-quest for change to the Designated Office. A change from Option A or Option B to Option C will only be permitted for Policy owners who have Policies under which Option C is available. In addition, a change to Option C will not be permitted after the policy anniversary on which the insured is age 60. A change in death benefit option will not be permitted unless the cash surrender value of a Policy after the change is effected would be sufficient to pay at least two monthly deductions. Changing death benefit options will not require evidence of insurability satisfactory to Metropolitan Life and the effective date of any such change will be the monthly anniversary on or following the Date of Receipt of the request.

  If the death benefit option is changed from Option B, or Option C prior to policy anniversary 65, to Option A, the specified face amount will be in-creased to equal the death benefit which would have been payable under Option B on the effective date of the change. The death benefit will not be altered at the time of the change. However, the change in death benefit option will affect the determination of the death benefit from that point on since the cash value will no longer be added to the specified face amount in determining the death benefit. From that point on, the death benefit will equal the new specified face amount (or, if higher, the minimum death benefit). This will mean that the cost of term insurance may be higher or lower than it otherwise would have been since any increases or decreases in cash values will, respec-tively, reduce or increase the term insurance amount under Option A (see "Charges and Deductions--Cost of Term Insurance").

  If the death benefit option is changed from Option A, or Option C on and af-ter policy anniversary 65, to Option B, the specified face amount will be de-creased to equal the death benefit less the cash value on the effective date of the change. Similarly, if the death benefit is changed from Option A to Op-tion C (when permitted) the specified face amount will be decreased to equal the death benefit less the cash value on the effective date of the change. Neither of these changes may be made if it would result in a specified face amount which is less than the Minimum Initial Specified Face Amount during the first five Policy years and one-half the Minimum Initial Specified Face Amount thereafter. In no case will a change be made if it would result in a specified face amount of less than $25,000. As with a change from Option B, or Option C prior to policy anniversary 65, to Option A, a change from Option A, or Option C on and after policy anniversary 65, to Option B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from that point on. Since, from that point on, the cash value will be added to the new specified face amount, the death benefit will vary with the cash value. This is also the case with a change from Option A to Op-tion C (when permitted). Moreover, under Option B, or Option C prior to policy anniversary 65, the term insurance amount will not vary unless the minimum death benefit is in effect. Therefore, the cost of term insurance may be higher or lower than it otherwise would have been without the change in death benefit option (see "Charges and Deductions--Cost of Term Insurance"). A change in death benefit option will not be permitted if it results in total premiums paid exceeding the then current maximum premium limitations deter-mined by Internal Revenue Service Rules (see "Premiums--Premium Limitations").

  If the death benefit option is changed from Option B to Option C (when per-mitted), from Option C to Option A on or after policy anniversary 65, or from Option C to Option B prior to policy anniversary 65, no change in specified face amount will be made.

  Under Option A, Option B and Option C, cost of term insurance rates gener-ally increase as the insured's age increases. Nevertheless, assuming a posi-tive cumulative net investment return with respect to any amounts in the Sepa-rate Account, changing the death benefit option from Option B, or Option C prior to policy anniversary 65, to Option A will reduce the term insurance amount and therefore the cost of term insurance charge for all subsequent monthly deductions compared to what such charge would have been if no such change were made.

  A change in the death benefit option may also affect the monthly administra-tion charge (see "Charges and Deductions--Monthly Policy Charges").

CASH VALUE

  The total cash value of a Policy at any time is the sum of the Policy's cash values in the Fixed Account (see "The Fixed Account"), the Policy Loan Account (see "Policy Rights--Loan Privileges"), and the investment divisions of the Separate Account at such time.

 ...............................................................
The Policy's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen invest-ment divisions of the Separate Account (see "Separate Account Net Investment Return"). There is no guaranteed minimum cash value in the Separate Account.

  Calculation of Separate Account Cash Value. On the Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of the first monthly deduction allocated to the Policy's cash value in that investment division (see "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value"). Thereafter, on each Valuation Date, the Policy's cash value in an investment division of the Separate Account will equal:

(1) The cumulative net premium payments allocated to the investment division;
    plus

(2) All cash values transferred to the investment division from the Fixed Ac-count, from the Policy Loan Account upon loan repayment (including all in-terest credited on loaned amounts) or from another investment division; minus

(3) Any cash value transferred from the investment division to the Fixed Ac-count, to the Policy Loan Account upon taking out a loan or to another in-vestment division; minus

(4) Any partial cash withdrawal from the investment division; minus

(5) The portion of the cumulative monthly deductions allocated to the Policy's cash value in the investment division (see "Charges and Deductions-- Monthly Deduction from Cash Value"); minus

(6) The portion of any transfer charge allocated to the Policy's cash value in the investment division (see "Charges and Deductions--Transfer Charge"); plus

(7) The cumulative net investment return (discussed below) on the net amount of cash value in the investment division.

  The Policy's total cash value in the Separate Account equals the sum of the Policy's cash value in each investment division.

  Separate Account Net Investment Return. A Separate Account investment divi-sion's net investment return is determined as of the end of each Valuation Date. All transactions and calculations with respect to the Policies as of any Valuation Date are determined as of such time.

  Each Separate Account division is credited with a rate of net investment re-turn equal to its gross rate of investment return during the Valuation Period less (1) an adjustment for the Separate Account's charge for mortality and ex-pense risks (equivalent to .90% on an annual basis) and (2) a charge for Met-ropolitan Life's taxes, if any such tax charge becomes necessary in the future (see "Charges and Deductions--Charges Against the Separate Account"). The in-vestment division's gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate ac-count of any dividends paid by the portfolio during the period.

  Depending primarily on the investment experience of the underlying Fund portfolio, a Separate Account investment division's net investment return may be either positive or negative during a Valuation Period.


  From time to time the Separate Account may advertise its performance ranking and rating information among similar investments as compiled by Lipper Analyt-ical Services Inc., Morningstar, Inc. and other independent organizations.

  From time to time the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term govern-ment bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Ac-count may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes.

BENEFIT AT FINAL DATE

  If the insured is living, Metropolitan Life will pay to the Policy owner the cash value of the Policy on the Final Date, reduced by any outstanding indebt-edness (see "Policy Benefits--Cash Value"). The Final Date of a Policy is the Policy anniversary on which the insured is 95 (see "Federal Tax Matters").

OPTIONAL INCOME PLANS

  During the insured's lifetime, the Policy owner may arrange for the insur-ance proceeds to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see the Appendix to Prospectus. These choices are also available at the Final Date and if the Policy is surrendered. If no election is made, Metropolitan Life will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

  When the insurance proceeds are payable in a single sum, the beneficiary may, within one year of the insured's death, select one or more of the op-tional income plans, if no payments have yet been made. If the insurance pro-ceeds become payable under an optional income plan and the beneficiary has the right to with-

 ...............................................................
draw the entire amount, the beneficiary may name and change contingent benefi-ciaries.

OPTIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the optional insurance bene-fits described in the Appendix to Prospectus, may be included with a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value"). There is no charge for the accelerated death benefit rider. See the Appendix to Prospectus, for a discussion of how certain riders affect the benefits and the exercise of certain rights under the Policy.

PAYMENT AND ALLOCATION OF PREMIUMS
 ...............................................................................

ISSUANCE OF A POLICY

  Individuals wishing to purchase a Policy must complete an application which will be sent to the Designated Office. A Policy will not be issued with a specified face amount less than the Minimum Initial Specified Face Amount. A Policy will generally be issued only to insureds 80 years of age or under who supply evidence of insurability satisfactory to Metropolitan Life. Metropoli-tan Life may, however, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to Metropolitan Life's underwriting rules, and Metropolitan Life reserves the right to reject an application for any reason permitted by law.

  The Date of Policy is the date used to determine Policy years and Policy months regardless of when the Policy is delivered. The Date of Policy will or-dinarily be the date the application is approved. Within limits, Metropolitan Life may establish an earlier Date of Policy (but no earlier than the date the application is completed) if desired to preserve a younger age at issue for the insured. Individuals may also request that the Date of Policy be the date the application is completed if a payment of at least $2,500 is received with the application. In these instances, the Policy owner will incur a charge for insurance protection under the Policy where the insurance is in force under the temporary insurance agreement described below. However, an earlier Date of Policy has the potential advantage, to the Policy owner, of an earlier Invest-ment Start Date if a payment is received with the application. In the case of certain payroll deduction plans, or other automatic investment plans, the Date of Policy may be earlier or later than the date the first premium payment is received, pursuant to established administrative rules.

  If a premium payment equivalent to at least one "check-o-matic" payment is received with the application, and there has been no material misrepresenta-tion in the application, fixed, temporary insurance equal to the specified face amount applied for up to a maximum amount of $500,000, provided at no ad-ditional charge, will start as of the date the application was completed and will continue for a maximum of 90 days. However, if a medical examination of a person to be insured is initially required by the underwriting rules of Metro-politan Life, coverage on that person will not start until completion of the examination. If it is not completed within 90 days from the date of the appli-cation, there will be no coverage, except that, if the person to be insured dies from an accident within 30 days from the date of the application and be-fore the examination is completed, temporary insurance will be in effect if it has not already ended under the terms of the temporary insurance agreement. In no event will a death benefit be provided under the temporary insurance agree-ment if death is by suicide.

  Metropolitan Life will allocate net premiums to the Separate Account and/or the Fixed Account on the Investment Start Date (see "Allocation of Premiums and Cash Value"). The Investment Start Date is the later of (i) the Date of Policy and (ii) the date the first premium for a Policy is received at the Designated Office.

  Except as otherwise provided in any temporary insurance agreement, there will be no insurance coverage under a Policy unless at the time the Policy is delivered the insured's health is the same as stated in the application and, in most states, the insured has not sought medical advice or treatment subse-quent to the date of the application.

PREMIUMS
  Payment of Premiums. Each Policy owner will determine a planned periodic premium schedule that provides for the payment of a level premium at fixed in-tervals for a specified period of time. During the first two Policy years, premium payments must be at least equal to a minimum allowable planned premium schedule. After the first two Policy years, the Policy owner is not required to pay premiums in accordance with the planned periodic premium schedule.

  MOREOVER THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE AFTER THE FIRST TWO POLICY YEARS. Instead, the du-ration of the Policy after the first two Policy years depends upon the Policy's cash surrender value (see "Policy Termination and Reinstatement--Ter-mination").

  The Policy owner must designate in the application one of the following ways to pay the planned periodic premium. The Policy owner may elect to pay the planned periodic premium annually, semi-annually, or monthly through "check-o-matic" payments. Monthly "check-

 ...............................................................
o-matic" payments are automatically made by preauthorized transfers from a bank checking account. A Policy owner may also elect to pay monthly planned periodic premiums through other systematic payment plans or through various payroll deduction plans if provided by the employer of the Policy owner. In certain situations Metropolitan Life may permit the payment of monthly planned periodic premiums in another manner. Any such payment method will be made available in a manner that will not discriminate unreasonably or unfairly against any Owner.

  Subject to the minimum and maximum premium limitations described below, a Policy owner may make unscheduled premium payments at any time in any amount. The Policy, therefore, provides the owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial condi-tions.

  All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of the Date of Receipt.

  Premium Limitations. During the first two Policy years, premium payments by a Policy owner must at least equal the minimum allowable planned premium for the particular Policy or the Policy will terminate after a grace period com-mencing on a monthly anniversary when the total premiums paid as of that date are not at least equal to the minimum premiums required as of that date and the cash surrender value is insufficient to pay the monthly deduction on that date. The minimum allow able planned premium is equal to the then current an-nual target premium for the Policy.

  Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation deter-mined by Internal Revenue Code rules relating to the definition of life insur-ance. If at any time a premium is paid that would result in total premiums ex-ceeding the then current maximum premium limitations, Metropolitan Life will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Policy from terminating.

  There may be cases where the total of all premiums paid could cause the Pol-icy to be classified as a modified endowment contract (see "Federal Tax Mat-ters"). The annual statement (see "Reports") sent to each Policy owner will include information regarding the modified endowment contract status of a Pol-icy. In cases where a Policy is not an irrevocable modified endowment con-tract, the annual statement will indicate what action the Policy owner can take to reverse the modified endowment contract status of the Policy.

  Every planned premium payment after the first Policy year must be at least $200 on an annual basis, $100 on a semi-annual basis and $15 on a "check-o-matic" or other pre-authorized transfer or payment basis. For some Policies distributed through brokers (see "Distribution of the Policies"), the planned periodic premium for the first Policy year may be required to be at least $2,500. Every unplanned premium payment must be at least $250. Premium pay-ments less than these minimum amounts will be refunded to the Policy owner.

ALLOCATION OF PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges").

  Allocation of Net Premiums. In the application for a Policy, the Policy owner indicates the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. The minimum percentage of each premium that may be allocated to the Fixed Account or any investment division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. The Policy owner may change the allocation of future net premiums without charge at any time by providing Metropolitan Life with written notification at the Designated Of-fice. The change will be effective as of the Date of Receipt of the notice at the Designated Office.

  The Policy's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Policy owner bears this investment risk. Policy owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

  Cash Value Transfers. The Policy owner may transfer cash value between the Fixed Account and the investment divisions of the Separate Account and among the investment divisions of the Separate Account. At the present time, there is no charge for transfers. Metropolitan Life reserves the right in the future to assess a charge of up to $25 against each transfer. A transfer must be made in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is the lesser of $50 or the total amount in an invest-ment division or, if the transfer is from the Fixed Account the total amount in the Fixed Account. Transferring cash value from one or more investment di-visions and/or the Fixed Account into one or more other investment divisions and/or the Fixed Ac-

 ...............................................................
count counts as one transfer. Metropolitan Life reserves the right to delay the transfer, withdrawal, surrender and payment of policy loans of amounts from the Fixed Account for up to six months (see "The Fixed Account--Trans-fers, Withdrawals, Surrenders, and Policy Loans"). Metropolitan Life will ef-fectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at the Designated Office.

  Transfers are not taxable transactions under current law. Transfer requests must be in writing in a form acceptable to Metropolitan Life, or in another form of communication acceptable to Metropolitan Life.


  Automated Investment Strategies. Metropolitan Life may permit the Policy owner to submit a written authorization directing Metropolitan Life to make transfers on a continuing periodic basis from one investment division to an-other or to the Fixed Account. Metropolitan Life currently offers four such investment strategies: the "Equity Generator," the "Equalizer," the "Alloca-tor" and the "Rebalancer." Only one automated investment strategy may be in effect at any one time. The Owner may submit a written request electing a strategy or directing Metropolitan Life to cancel a strategy at any time.

  Under the "Equity Generator," Policy owners may have the interest earned on amounts in the Fixed Account transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner. Any such transfer from the Fixed Account to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as ap-plicable, will be made at the beginning of each Policy month following the Policy month in which the interest is earned. The transfer will only be made for a month during which at least $20 in interest is earned. Amounts earned during a month in which less than $20 in interest is earned will remain in the Fixed Account.

  Under the "Equalizer," at the end of a specified period (e.g. monthly, quar-terly) as determined by Metropolitan Life, a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner, to the Fixed Account or from the Fixed Account to such elected investment division in order to make the Fixed Account and such elected investment division equal in value. While the "Equalizer" is in effect, any cash value transfer out of such elected investment division that is not part of this automated investment strategy will automatically terminate the "Equalizer" election. The Policy owner may then reelect the "Equalizer" strategy to become effective on the next Policy anniversary.

  Under the "Allocator," at the beginning of each Policy month, an amount des-ignated by the Policy owner is transferred from the State Street Research Money Market Division to the Fixed Account and/or any investment division(s) specified by the Owner. The Policy owner may choose to do this in one of the following three ways: (1) designating an amount to be transferred from the State Street Research Money Market Division each month until amounts in that investment division are exhausted; (2) designating an amount to be transferred from the State Street Research Money Market Division for a certain number of months; or (3) designating a total amount to be transferred from the State Street Research Money Market Division in equal monthly installments over a certain number of months. The Policy owner's designations must allow the "Al-locator" to remain in effect for at least three months.

  Under the "Rebalancer," Policy owners may elect the periodic redistribution of cash value so that the cash value is allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are allocated. Metropolitan Life will redistribute the cash value at the beginning of each calendar quarter.

  Telephonic Transactions. Metropolitan Life reserves the right, if permitted by state law, to allow Policy owners to make transfer requests, changes to the Automatic Investment Strategies and reallocation of future net premiums by telephone and to allow Policy owners to authorize their sales representatives to make such requests on behalf of the Policy owners by telephone. The Policy owner must authorize these types of transactions in the manner prescribed by Metropolitan Life. If Metropolitan Life decides to permit any of these proce-dures, and a Policy owner elects to participate in any of them, the following will apply: the Policy owner will authorize Metropolitan Life to act upon the telephone instructions of any person purporting to be the Policy owner (or, if applicable, the Policy owner's sales representative), assuming Metropolitan Life's procedures have been followed, to do the transactions both regarding amounts in the Policy's Fixed Account and in the Separate Account. Metropoli-tan Life will institute reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls will be recorded, and the Policy owner (or, if applicable, the Policy owner's sales representa-tive) will be asked to produce the Policy owner's personalized data prior to Metropolitan Life honoring any requests by telephone. Additionally, as with other transactions, the Policy owner will receive a written confirmation of each telephonically requested transaction. Neither Metropolitan Life nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that Metropolitan Life or the Separate Account reasonably believe to be genuine. In the event that these procedures are instituted and in

 ...............................................................

the further event that the Policy owner who has elected to use such procedures encounters difficulty with them, such Policy owner should make inquiry to the Designated Office.

POLICY TERMINATION AND REINSTATEMENT

  Termination. If, during the first two Policy years, the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction and the total premiums paid as of such monthly anniversary are not equal to the minimum premiums required as of that date, Metropolitan Life will notify the Policy owner and any assignee of record of that difference. Also, if, after the first two Policy years, the cash surrender value on any monthly anniver-sary is insufficient to cover the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record of that shortfall. In ei-ther case, the Policy owner will then have a grace period of 61 days, measured from the monthly anniversary, to make sufficient payment. In the first two Policy years, the minimum necessary premium payment will be an amount equal to the difference between the total premiums previously paid and the minimum re-quired premiums. After the first two Policy years, the minimum necessary pay-ment must be an amount sufficient to keep the Policy in force for two months after the premium expense charges have been deducted. Failure to make a suffi-cient payment within the grace period will result in termination of the Poli-cy. In the first two Policy years after issue or after an increase in the specified face amount, any excess sales charges (see "Surrender Charge--Excess Sales Charge") will be returned to the Policy owner. Otherwise, a Policy ter-minates without any cash surrender value. If the insured dies during the grace period, the insurance proceeds will still be pay able, but any due and unpaid monthly deductions will be deducted from the proceeds.

  Reinstatement. A terminated Policy may be reinstated anytime within 3 years (5 years in Missouri and North Carolina) after the end of the grace period and before the Final Date by submitting the following items to Metropolitan Life:
(1) a written application for reinstatement; (2) evidence of insurability sat-isfactory to Metropolitan Life; and (3) a premium that, after the deduction of the premium expense charges (see "Charges and Deductions--Premium Expense Charges"), is large enough to cover: (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; (b) any due and unpaid monthly Policy charges incurred during the first Policy year; (c) any portion of the surrender charge which was not paid at termina-tion because the cash value at termination was insufficient to pay such portion of the charge; (d) for terminations occurring in the two Policy years after issue or after an increase in the specified face amount, an amount equal to the excess, if any, of (i) the portion of the sur-render charge applicable to the issue or the increase which would be payable (without regard to any excess sales charge limitations as described under "Surrender Charge--Excess Sales Charge") if the Policy were surrendered in the Policy year of reinstatement and as if the Policy had not been terminated ear-lier over (ii) the amount of the applicable surrender charge paid at termina-tion; and (e) interest at the rate of 6% per year on the amount set forth in
(b) from the commencement of the grace period to the date of reinstatement. Metropolitan Life reserves the right to waive the interest due set forth in
(e) above.

  Notwithstanding the above, at the present time, with respect to the rein-statement of a Policy that is terminated during the first two Policy years, Metropolitan Life will accept as the premium required for reinstatement the lesser of the amount as defined in the immediately preceding paragraph and the following: the excess of the sum of (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; (b) the total of the minimum required premiums that would have been payable under the Policy from the date of the Policy until the effective date of reinstate-ment had no termination occurred; and (c) an amount that after the deduction of the premium expense charges would equal any amount previously refunded to the Policy owner as an Excess Sales Charge (see "Surrender Charge--Excess Sales Charge"), over the sum of all premiums paid by the Policy owner to the effective date of the termination before any charges or deductions were ap-plied. Metropolitan Life offers this alternative calculation of the premium required for reinstatement at present but reserves the right to modify or re-scind this offer at its sole discretion.

  Indebtedness on the date of termination will be cancelled and need not be repaid and will not be reinstated. The amount of cash surrender value on the date of reinstatement will be equal to two monthly deductions plus any amount of net premiums paid at reinstatement in excess of the amount of premium re-quired above to reinstate the Policy.

  The date of reinstatement will be the date of approval of the application for reinstatement. The terms of the original Policy, including the insurance rates provided therein, will apply to the reinstated Policy. However, a Policy which was terminated and reinstated during the first two Policy years will be subject to termination after a grace period when the cash surrender value is insufficient to pay a monthly deduction even if all minimum premiums required to be paid during the first two Policy years have been paid. A reinstated Pol-icy is subject to a new two year period of contestability (see "Other Policy Provisions--Incontestability").

 ...............................................................

CHARGES AND DEDUCTIONS
 ...............................................................................

  Metropolitan Life incurs many expenses and risks in connection with the Pol-icies. It is compensated for these out of all of the charges discussed below. Although different purposes are ascribed below to different charges, such dis-tinctions are imprecise. Metropolitan Life is free to retain any and all reve-nues or profits that result from any of these charges or to apply such reve-nues or profits to any other purposes, including any costs and expenses in connection with the Policies.

PREMIUM EXPENSE CHARGES

  Sales Load. A charge (which may be deemed to be a sales load as defined in the 1940 Act) is deducted from each premium payment received by Metropolitan Life as described below. A charge of 2% of premiums paid is deducted from all premium payments. There is also a charge (which may be deemed to be a sales load) upon the surrender of a Policy during the first fifteen Policy years or during the first fifteen Policy years after an increase in the specified face amount of a Policy (see "Surrender Charge").

  The amount of the sales load (whether from either the premium expense charge or upon surrender of the Policy) in any Policy year cannot be specifically re-lated to actual sales expenses for that year, which include sales commissions and costs of prospectuses, other sales material and advertising. To the extent that sales expenses are not recovered from the charges for sales load, such expenses will be recovered from other sources, including any excess accumu-lated charges for mortality and expense risks under the Policies, any other gains attributable to operations with respect to the Policies and Metropolitan Life's general assets and surplus. Metropolitan Life does not anticipate that all its total sales expenses will be recovered from the sales charges.

  Tax Charges. Two charges are currently made for taxes related to premiums. These taxes include any fed-eral, state or local taxes measured by or based on the amount of premiums re-ceived by Metropolitan Life. A charge of 1.5% of each premium payment is made for the purpose of recovering the federal income taxes of Metropolitan Life that are determined by the amount of premiums received in connection with the Policy (the "DAC tax charge"). An additional charge is made for state premium taxes of 2% of each premium payment. Premium taxes vary from state to state ranging from zero to 3.5% currently. The 2% rate approximates the average tax rate expected to be paid on premiums from all states.

TRANSFER CHARGE

  At the present time, no charge will be assessed against the cash value of a Policy when amounts are transferred among the investment divisions of the Sep-arate Account and between the investment divisions and the Fixed Account. Met-ropolitan Life reserves the right in the future to assess a charge of up to $25 against each transfer. If made, the charge would be allocated among the Fixed Account and each investment division of the Separate Account from which amounts are transferred in the same proportion that the amounts transferred from the Fixed Account and the amounts transferred from each investment divi-sion bear to the total amount transferred, when the requested transfer is ef-fected. Thus, for example, if a request is received for a transfer of $100, cash value in the amount of $100 would be deducted from the particular invest-ment division(s), with $100 being transferred to the requested new investment division(s). The $25 would be deducted based on the cash value in each invest-ment division from which amounts are transferred at the time of the transfer. Charges will not be assessed for transfers made under the "Equalizer," "Equity Generator," "Allocator" or "Rebalancer" (see "Allocation of Premiums and Cash Value--Automated Investment Strategies").

MONTHLY DEDUCTION FROM CASH VALUE

  The monthly deduction from cash value includes the cost of term insurance charge, the charge for optional insurance benefits added by rider (see "Policy Benefits--Optional Insurance Benefits") and monthly Policy charges. The cost of term insurance charge and the monthly Policy charges are discussed sepa-rately in the paragraphs that follow. The monthly deduction will also include a charge for requested increases in the death benefit for the month in which the increase occurs, as discussed more fully under "Policy Benefits--Increas-es".

  The monthly deduction will be deducted as of each monthly anniversary com-mencing with the Date of Policy. It will be allocated among the Fixed Account and each investment division on the Separate Account on a Pro Rata Basis. See "Payment and Allocation of Premiums--Issuance of a Policy", regarding when in-surance coverage starts under a newly issued Policy.

  Cost of Term Insurance. Because the cost of term insurance depends upon a number of variables, it can vary from month to month. Metropolitan Life will determine the monthly cost of term insurance charge by multiplying the appli-cable cost of term insurance rate or rates by the term insurance amount for each Policy month. The term insurance amount for a Policy month is (a) the death benefit at the beginning of the Policy month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month), less (b) the cash value at the beginning of the Policy month, after the deduc-tion of other applicable charges.

  The term insurance amount may be affected by changes in the cash value or in the specified face

 ...............................................................
amount of the Policy and will be greater for owners who have selected Death Benefit Option B, or Death Benefit Option C prior to policy anniversary 65, than for those who have selected Death Benefit Option A, or Death Benefit Op-tion C on and after policy anniversary 65 (see "Policy Benefits--Death Bene-fits"), assuming the same specified face amount in each case and assuming that the minimum death benefit is not in effect. Since the death benefit under Op-tion A, and under Option C on and after policy anniversary 65, remains con-stant while the death benefit under Option B, and under Option C prior to pol-icy anniversary 65, varies with the cash value, cash value increases will gen-erally reduce the term insurance amount under Option A, and Option C on and after policy anniversary 65, but not under Option B, and Option C prior to policy anniversary 65. If the term insurance amount is greater, the cost of insurance will be greater. If the minimum death benefit is in effect (see "Death Benefit Options--Minimum Death Benefit"), then the cost of term insur-ance will vary directly with the cash value under all of the death benefit op-tions.

  If more than one rate class is in effect under a Policy (see "Rate Class"), the cost of term insurance will generally decrease if a Policy owner changes the Death Benefit Option. In those cases where the specified face amount of the Policy does not change as a result of the Option change (i.e., converting from Option B to C (when permitted), from Option C to Option B before Policy anniversary 65 or from Option C to Option A after Policy anniversary 65), the cost of term insurance will not change.

  Cost of Term Insurance Rate. Cost of term insurance rates are based on the sex (except in Montana and Massachusetts, in the case of group conversions which require unisex rates and in the case of Policies sold in connection with executive bonus and split dollar deferred compensation plans), age and rate class of the insured. The actual monthly cost of term insurance rates will be based on Metropolitan Life's expectations as to future experience. They will not, however, be greater than the guaranteed cost of term insurance rates set forth in the Policy. These guaranteed rates are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females. Any change in the cost of term insurance rates will ap-ply to all persons of the same insuring age, sex, and rate class whose Poli-cies have been in force for the same length of time. Metropolitan Life reviews its cost of term insurance rates periodically and may adjust the rates from time to time.

  Rate Class. The rate class of an insured affects the cost of term insurance rate. Metropolitan Life currently places insureds into a standard rate class or rate classes involving a higher or lower mortality risk. For Ages 18 and over, each such rate class is further divided into a smoker division and a nonsmoker division. In an otherwise identical Policy, insureds in the standard rate class will have a lower cost of term insurance than those in the rate class with the higher mortality risk, and a higher cost of term insurance than those in the rate class with the lower mortality risk. Also, those insureds in the nonsmoker division of a rate class will have a lower cost of term insur-ance than those in the smoker division of the same rate class.

  If a Policy owner requests a specified face amount increase at a time when the insured is in a less favorable rate class or division than previously, a correspondingly higher cost of insurance rate will apply to that portion of the term insurance amount attributable to the increase. On the other hand, if the insured's rate class or division improves, the lower cost of insurance rate will apply to the entire term insurance amount.

  Monthly Policy Charges. During the first Policy year, there will be a Base Administration Charge as described below plus a monthly charge equal to $0.25 per thousand dollars of specified face amount of the Policy. The Base Adminis-tration Charge is equal to $5 per month at Ages less than eighteen, $15 per month at Ages eighteen to forty-nine, and $20 per month at Ages fifty and above. After the first Policy year, the monthly administration charge is $5 per month for Policies with a specified face amount of $250,000 or more, $7 per month for Policies with a specified face amount of $100,000 to $249,999, and $9 per month for Policies with a specified face amount of less than $100,000. The monthly administration charge will be determined by the speci-fied face amount of the Policy at the time the monthly deduction is made. Thus, any change in the specified face amount of a Policy may result in a change in the monthly administration charge.

  These charges will be used to compensate Metropolitan Life for expenses in-curred in the administration of the Policy as a multifunded policy. The first year charge will also compensate Metropolitan Life for first year underwriting and other start-up expenses incurred in connection with the Policy. These ex-penses include the cost of processing applications, conducting medical exami-nations, determining insurability and the insured's risk class, and establish-ing Policy records. If a Policy is surrendered in the first Policy year, the remaining Base Administration Charge for each of the full Policy months re-maining in the first Policy year will be deducted from the cash value of the Policy in addition to any applicable surrender charge (see "Surrender Charge").

CHARGES AGAINST THE SEPARATE ACCOUNT

  Charge for Mortality and Expense Risks. A daily charge is made against the Separate Account for

 .....................
mortality and expense risks assumed by Metropolitan Life. The amount of the charge is equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account which are attributable to the Policies.

  The mortality risk assumed is that insureds may live for a shorter period of time than estimated (i.e., the period of time based on the appropriate 1980 Commissioners Standard Ordinary Mortality Table) and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Metropolitan Life will realize a gain if the charges prove ultimately to be more than sufficient to cover its actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on Metropolitan Life. If its estimates of future mortality and ex-pense experience are accurate, Metropolitan Life anticipates that it will re-alize a profit from the mortality and expense risk charge; however if such es-timates are inaccurate, Metropolitan Life could incur a loss.

  Charge for Income Taxes. Currently, no charge is made against the Separate Account for income taxes. However, Metropolitan Life may decide to make such a charge in the future (see "Federal Tax Matters--Taxation of Metropolitan Life").

SURRENDER CHARGE

  A sales charge will be deducted in the form of a surrender charge from the cash value if the Policy is surrendered or terminated after a grace period during the first fifteen Policy years. A sales charge will also be deducted upon surrender or termination of a Policy during the first fifteen Policy years after an increase in the specified face amount of a Policy. In each case, the amount of the surrender charge is based on a charge per thousand dollars of specified face amount which varies with the Age of the insured at the time of the issue of the Policy or of the increase in the specified face amount and the death benefit option chosen at the time of issue or increase by the Policy owner. The surrender charges per thousand dollars of specified face amount are as follows:


 Option A:

 AGE AT              POLICY YEARS SINCE ISSUE OR INCREASE
ISSUE OR  -----------------------------------------------------------
INCREASE   1   2   3   4   5   6   7   8   9  10  11  12  13  14  15
---------------------------------------------------------------------
 0- 5     $ 3 $ 3 $ 3 $ 3 $ 3 $ 2 $ 2 $ 2 $ 2 $ 2 $ 1 $ 1 $ 1 $ 1 $ 1
 6-10       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
11-20       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
21-25       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
26-30       4   4   3   3   3   3   3   2   2   2   2   1   1   1   1
31-35       7   6   6   6   5   5   5   4   4   3   3   2   2   1   1
36-40       8   7   7   7   6   6   5   5   4   4   3   3   2   1   1
41-44      10   9   8   8   7   7   6   6   5   4   4   3   2   2   1
45-50      12  12  11  10  10   9   8   7   7   6   5   4   3   2   1
51-54      15  15  14  13  12  11  10   9   8   7   6   5   4   3   1
55-59      18  17  16  15  14  13  12  11  10   9   8   6   5   3   2
60-69      22  21  20  18  17  16  15  13  12  11   9   7   6   4   2
70-79      22  21  20  18  17  16  15  13  12  11   9   8   6   4   2
80         22  21  20  18  17  16  15  14  13  12  10   9   8   6   3

 ..............................

 Option B:

 AGE AT              POLICY YEARS SINCE ISSUE OR INCREASE
ISSUE OR  -----------------------------------------------------------
INCREASE   1   2   3   4   5   6   7   8   9  10  11  12  13  14  15
---------------------------------------------------------------------
 0- 5     $ 4 $ 4 $ 3 $ 3 $ 3 $ 3 $ 3 $ 2 $ 2 $ 2 $ 2 $ 1 $ 1 $ 1 $ 1
 6-10       4   4   4   4   3   3   3   3   2   2   2   1   1   1   1
11-20       5   5   5   4   4   4   3   3   3   2   2   2   1   1   1
21-25       7   7   6   6   6   5   5   4   4   3   3   2   2   1   1
26-30      10   8   7   7   7   6   6   5   4   4   3   3   2   1   1
31-35      12  12  11  10  10   9   8   7   6   5   4   4   3   2   1
36-40      15  14  13  12  12  11  10   9   8   7   6   5   4   3   1
41-44      20  20  19  18  17  16  14  13  12  10   9   7   5   4   2
45-50      24  24  24  22  21  19  17  16  14  12  10   8   6   4   2
51-54      27  27  26  24  23  21  19  18  16  14  12  10   7   5   3
55-59      30  29  27  25  24  22  20  18  16  14  12  10   8   5   3
60-69      32  30  29  27  25  23  22  20  18  15  13  11   8   6   3
70-79      36  34  33  31  29  27  25  23  20  18  16  13  10   7   4
80         40  38  36  34  32  30  28  26  24  22  19  17  14  11   6

 Option C:

 AGE AT              POLICY YEARS SINCE ISSUE OR INCREASE
ISSUE OR  -----------------------------------------------------------
INCREASE   1   2   3   4   5   6   7   8   9  10  11  12  13  14  15
---------------------------------------------------------------------
 0- 5     $ 4 $ 4 $ 3 $ 3 $ 3 $ 3 $ 3 $ 2 $ 2 $ 2 $ 2 $ 1 $ 1 $ 1 $ 1
 6-10       4   4   4   4   3   3   3   3   2   2   2   1   1   1   1
11-20       4   4   4   4   4   3   3   3   3   2   2   2   1   1   1
21-25       5   5   5   5   5   4   4   3   3   3   2   2   2   1   1
26-30       7   6   5   5   5   5   5   4   3   3   3   2   2   1   1
31-35      10   9   9   8   8   7   7   6   5   4   4   3   3   2   1
36-40      12  11  10  10   9   9   8   7   6   6   5   4   3   2   1
41-44      15  15  14  13  12  12  10  10   9   7   7   5   4   3   2
45-50      18  18  18  16  16  14  13  12  11   9   8   6   5   3   2
51-54      21  21  20  19  18  16  15  14  12  11   9   8   6   4   2
55-59      24  23  22  20  19  18  16  15  13  12  10   8   7   4   3
60-64      27  26  25  23  21  20  19  17  15  13  11   9   7   5   3
65-69      22  22  20  18  17  16  15  13  12  11   9   7   6   4   2
70-79      22  21  20  18  17  16  15  13  12  11   9   8   6   4   2
80         22  21  20  18  17  16  15  14  13  12  10   9   8   6   3

  A total surrender charge at surrender or termination of a Policy will equal the sum of any surrender charge based on the specified face amount at issue and any surrender charges based on any increases in the specified face amount. Thus, a surrender charge may apply to a surrender made more than fifteen years after issue of a Policy where a specified face amount increase has occurred within fifteen years prior to the surrender. No surrender charge applies to any increase in the specified face amount resulting from a change in the death benefit option. Also, surrender charges are not reduced by any decrease in the specified face amount, regardless of the reason for the decrease. No surrender charges are assessed against partial withdrawals or loans, but the amount of the applicable surrender charge indicated above which would be deducted (dis-regarding the effect of the excess sales charge limits, discussed below) if the Policy were surrendered reduces the amount of cash value which may be withdrawn or borrowed.

  For example, if a Policy owner who is 25 years old purchases a Policy with a specified face amount of $100,000 and chooses death benefit Option A, the sur-render charge in year five, assuming no increases in the specified face amount, would be $300 ($3 X 100). If the Policy owner increases the specified face amount by $50,000 in year 10 (when the Policy owner is 35 years old), the surrender charge in year 15 would be $350, consisting of $100 ($1 X 100) re-lating to the specified face amount at issue, and $250 ($5 X 50) relating to the increase in the specified face amount. In year 20, the surrender charge would be $150, consisting of 0 relating to the specified face amount at issue (since the surrender takes place more than 15 years after the original is-

 ...............................................................
suance of the Policy), and $150 ($3 X 50) relating to the increase in the spec-ified face amount.

  During the first Policy year, in addition to the applicable surrender charge, the remaining monthly Base Administration Charges will also be imposed upon surrender of a Policy (see "Charges and Deductions--Monthly Policy Charges").

  Excess Sales Charge. With respect to the surrender or termination of a Policy during the first two Policy years after issue, the applicable surrender charge, together with all premium expense charges (other than the 2% charge for state premium taxes and that portion of the DAC tax charge that is not considered to be sales load), previously deducted from premium payments may not exceed the sum of (i) 30% of premium payments in aggregate amount less than or equal to one guideline annual premium, plus (ii) 10% of premium payments in aggregate amount greater than one guideline annual premium but not more than two guide-line annual premiums, plus (iii) 9% of each premium payment in excess of two guideline annual premiums. With respect to the surrender or termination of a Policy during the first two years after an increase in specified fact amount, comparable limitations will be imposed on the amount of any then applicable surrender charge that is attributable to the increase. For purposes of comput-ing the amount of any such limitation, a portion of each premium payment made after such increase in face amount will be deemed attributable to the increase. That portion will bear the same ratio to the total premium payment as the Guideline Annual Premium for the face amount increase bears to the Guideline Annual Premium for the entire Policy. The cash surrender value of an in force Policy is not affected by these limits.

GUARANTEE OF CERTAIN CHARGES

  Metropolitan Life guarantees, and may not increase, the charges deducted from premiums, the monthly administration charge, the surrender charge and the charge against the Separate Account for mortality and expense risks with re-spect to the Policies.

OTHER CHARGES

  Fund Investment Management Fee. Shares of the Fund are purchased for the Sep-arate Account at their net asset value. The net asset value of Fund shares is determined after deduction of the fee for investment management services and the deduction of direct expenses from the assets of the Fund as more fully de-scribed under "Fund Investment Management Fees and Direct Expenses" and in the attached prospectus for the Fund.

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS
 ................................................................................

  The tables in this section illustrate the way in which a Policy's death bene-fit, cash value and cash surrender value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Ac-count for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, re-alized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of annual planned premiums (see "Premiums--Premium Limitations"), for a specified face amount of $100,000 for a male aged 35. Each illustration assumes that the insured is in Metropoli-tan Life's standard nonsmoker underwriting risk classification. Illustrations for an insured in Metropolitan Life's standard smoker underwriting risk classi-fication would show, for the same age and premium payments, lower cash values and cash surrender values and, therefore, for the minimum death benefit, death benefits under Option B and Option C prior to policy anniversary 65, lower death benefits. The differences between the cash values and the cash surrender values in the first fifteen years are the surrender charges.

  The death benefits, cash values and cash surrender values would be different from those shown if the actual gross investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total cash value among the investment divisions of the Separate Account, if the actual rates of return averaged 0%, 6% or 12% but the rates for each portfolio of the Fund varied above and below such averages.

  The amounts shown for the death benefits, cash values and cash surrender val-ues take into account the deductions from premiums and the monthly deduction from cash value, as well as the daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Policies and the daily charge to the Fund for investment management serv-ices equivalent to an annual rate of .56% of the average daily value of the ag-gregate net assets of the Fund (which represents a simple average of the maxi-mum management fees applicable to the eleven available Portfolios of the Fund) and .15% for other direct Fund expenses (the average of the expenses indicated in the chart of "Metropolitan Series Fund Annual Expenses" under "Fund Invest-ment Management Fees and Direct Expenses").

 ...............................................................

  Some of the following illustrations are based on the guaranteed cost of term insurance rates; the remainder of the illustrations are based on the current cost of term insurance rates as presently in effect (see "Monthly Deduction From Cash Value--Cost of Term Insurance Rate").

  Taking account of the charges for mortality and expense risks, investment management services and other Fund expenses, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: - 1.59%, 4.33% and 10.23%, respectively.

  The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits and cash values illustrated, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. (See "Federal Tax Matters--Taxation of Metropolitan Life.")

  The second column of the tables shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn interest, after taxes, at 5% compounded annually.

  Upon request, Metropolitan Life will furnish an illustration reflecting the proposed insured's age, sex, the specified face amount or premium amount re-quested, frequency of planned periodic premium payments, death benefit option selected and any available rider requested.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)

                            MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION A GUARANTEED COST OF TERM INSURANCE CHARGES


                                                                   TOTAL CASH
                               TOTAL CASH VALUE(2)             SURRENDER VALUE(2)
                  PREMIUMS    ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
                 ACCUMULATED GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
     END OF         AT 5%       RATES OF RETURN OF             RATES OF RETURN OF
     POLICY       INTEREST   ------------------------------ --------------------------------
      YEAR        PER YEAR     0%         6%         12%      0%          6%          12%
     ------      ----------- -------    -------    -------- -------     -------     --------
 1..............  $  1,313   $   474    $   522    $    570 $     0*(3) $     0*(3) $      0*(3)
 2..............     2,691     1,319      1,457       1,801     719*        857*       1,001*
 3..............     4,138     2,137      2,418       2,723   1,537       1,818        2,123
 4..............     5,657     2,925      3,405       3,944   2,325       2,805        3,344
 5..............     7,252     3,682      4,416       5,271   3,182       3,916        4,771
 6..............     8,928     4,406      5,449       8,714   3,906       4,949        6,214
 7..............    10,666     5,096      6,505       8,284   4,596       8,005        7,784
 8..............    12,533     5,749      7,583       9,993   5,349       7,183        9,593
 9..............    14,472     6,366      8,682      11,853   5,966       8,282       11,453
10..............    16,508     6,944      9,602      13,681   6,644       9,502       13,581
15..............    28,322     9,202     15,696      27,221   9,102      15,596       27,121
20..............    43,399    10,094     21,896      48,398  10,094      21,896       48,398
25..............    62,642     8,871     27,901      83,153   8,671      27,901       83,153
40..............   158,550         0(3)  31,338     367,920       0 (3)  31,338      387,920
45..............   209,606         0(3)   9,417     594,569       0 (3)   9,417      594,569
50..............   274,769         0(3)       0(3)  945,855       0 (3)       0 (3)  945,855
                   TOTAL DEATH BENEFIT(2)
                   ASSUMING HYPOTHETICAL
                  GROSS ANNUAL INVESTMENT
     END OF          RATES OF RETURN OF
     POLICY      -----------------------------------
      YEAR          0%          6%         12%
     ------      ----------- ----------- -----------
 1.............. $100,000    $100,000    $100,000
 2..............  100,000     100,000     100,000
 3..............  100,000     100,000     100,000
 4..............  100,000     100,000     100,000
 5..............  100,000     100,000     100,000
 6..............  100,000     100,000     100,000
 7..............  100,000     100,000     100,000
 8..............  100,000     100,000     100,000
 9..............  100,000     100,000     100,000
10..............  100,000     100,000     100,000
15..............  100,000     100,000     100,000
20..............  100,000     100,000     100,000
25..............  100,000     100,000     111,424(4)
40..............        0(3)  100,000     393,674(4)
45..............        0(3)  100,000     624,298(4)
50..............        0(3)        0(3)  993,148(4)

-------

(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination," for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").
(4) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge," which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)

                            MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION B GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                     TOTAL CASH
                                   TOTAL CASH VALUE(2)           SURRENDER VALUE(2)
                      PREMIUMS    ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
                     ACCUMULATED GROSS ANNUAL INVESTMENT       GROSS ANNUAL INVESTMENT
       END OF           AT 5%      RATES OF RETURN OF            RATES OF RETURN OF
       POLICY         INTEREST   ----------------------------- -------------------------------
        YEAR          PER YEAR     0%        6%         12%      0%         6%          12%
       ------        ----------- ------    -------    -------- ------     -------     --------
 1..................  $  1,313   $  472    $   520    $    568 $    0*(3) $     0*(3) $      0*(3)
 2..................     2,691    1,314      1,451       1,594    114*        251*         394*
 3..................     4,138    2,126      2,406       2,709  1,028       1,306        1,609
 4..................     5,657    2,906      3,382       3,917  1,906       2,382        2,917
 5..................     7,252    3,652      4,379       5,226  2,652       3,379        4,226
 6..................     8,928    4,362      5,393       6,643  3,462       4,493        5,743
 7..................    10,686    5,035      6,424       8,176  4,235       5,624        7,376
 8..................    12,533    5,667      7,469       9,836  4,967       6,769        9,136
 9..................    14,472    6,259      8,527      11,832  5,659       7,927       11,032
10..................    16,508    6,807      9,596      13,575  6,307       9,096       13,075
15..................    28,322    8,838     15,030      25,998  8,738      14,930       25,898
20..................    43,399    9,334     20,164      44,407  9,334      20,164       44,407
25..................    62,642    7,518     23,893      71,368  7,518      23,893       71,368
40..................   158,550        0(3)     593     246,686      0 (3)     593      246,686
45..................   209,608        0(3)       0(3)  358,304      0 (3)       0 (3)  356,304
50..................   274,769        0(3)       0(3)  505,435      0 (3)       0 (3)  505,435
                       TOTAL DEATH BENEFIT(2)
                       ASSUMING HYPOTHETICAL
                      GROSS ANNUAL INVESTMENT
       END OF            RATES OF RETURN OF
       POLICY        --------------------------------
        YEAR            0%          6%         12%
       ------        ----------- ----------- --------
 1.................. $100,472    $100,520    $100,568
 2..................  101,314     101,451     101,594
 3..................  102,126     102,406     102,709
 4..................  102,906     103,382     103,917
 5..................  103,852     104,379     105,226
 6..................  104,362     105,393     106,643
 7..................  105,035     106,424     108,176
 8..................  105,667     107,469     109,836
 9..................  106,259     108,527     111,632
10..................  106,807     109,596     113,575
15..................  108,838     115,030     125,998
20..................  109,334     120,164     144,407
25..................  107,518     123,893     171,368
40..................        0(3)  100,593     346,686
45..................        0(3)        0(3)  456,304
50..................        0(3)        0(3)  605,435

-------

(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination," for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").


* The values indicated are based on the full surrender charges as described under "Surrender Charge," which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)

                            MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION C GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                   TOTAL CASH
                                 TOTAL CASH VALUE(2)           SURRENDER VALUE(2)
                    PREMIUMS    ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
                   ACCUMULATED GROSS ANNUAL INVESTMENT       GROSS ANNUAL INVESTMENT
      END OF          AT 5%      RATES OF RETURN OF            RATES OF RETURN OF
      POLICY        INTEREST   ----------------------------- -------------------------------
       YEAR         PER YEAR     0%        6%         12%      0%         6%          12%
      ------       ----------- ------    -------    -------- ------     -------     --------
 1................  $  1,313   $  472    $   320    $    368 $    0*(3) $     0*(3) $      0*(3)
 2................     2,691    1,314      1,451       1,594    414*        551*         694*
 3................     4,138    2,126      2,406       2,709  1,226       1,506        1,809
 4................     5,657    2,906      3,382       3,917  2,106       2,582        3,117
 5................     7,252    3,652      4,379       5,226  2,852       3,579        4,426
 6................     8,928    4,362      5,393       6,643  3,662       4,693        5,943
 7................    10,686    5,035      6,424       8,176  4,335       5,724        7,476
 8................    12,533    5,667      7,489       9,836  5,067       6,869        9,236
 9................    14,472    6,259      8,527      11,632  5,759       8,027       11,132
10................    16,508    6,807      9,596      13,575  6,407       9,196       13,175
15................    28,322    8,838     15,030      25,998  8,738      14,930       25,898
20................    43,399    9,334     20,164      44,407  9,334      20,164       44,407
25................    62,642    7,518     23,893      71,368  7,518      23,893       71,388
40................   158,550        0(3)       0(3)  280,926      0(3)        0(3)   280,926
45................   209,606        0(3)       0(3)  455,721      0(3)        0(3)   455,721
50................   274,769        0(3)       0(3)  726,674      0(3)        0(3)   726,674
                     TOTAL DEATH BENEFIT(2)
                     ASSUMING HYPOTHETICAL
                    GROSS ANNUAL INVESTMENT
      END OF           RATES OF RETURN OF
      POLICY       -----------------------------------
       YEAR           0%          6%         12%
      ------       ----------- ----------- -----------
 1................ $100,472    $100,520    $100,588
 2................  101,314     101,451     101,594
 3................  102,126     102,406     102,709
 4................  102,906     103,382     103,917
 5................  103,852     104,379     105,226
 6................  104,362     105,393     106,643
 7................  105,035     106,424     108,176
 8................  105,667     107,469     109,836
 9................  106,259     108,527     111,632
10................  106,807     109,596     113,575
15................  108,838     115,030     125,998
20................  109,334     120,164     144,407
25................  107,518     123,893     171,368
40................        0(3)        0(3)  300,590(4)
45................        0(3)        0(3)  478,507(4)
50................        0(3)        0(3)  763,008(4)

-------

(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").
(4) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)

                            MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION A CURRENT COST OF TERM INSURANCE CHARGES

                                                                    TOTAL CASH
                                 TOTAL CASH VALUE(2)            SURRENDER VALUE(2)
                  PREMIUMS      ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
                 ACCUMULATED   GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
     END OF         AT 5%        RATES OF RETURN OF             RATES OF RETURN OF
     POLICY       INTEREST   ------------------------------ -----------------------------------
      YEAR        PER YEAR     0%          6%       12%       0%           6%           12%
     ------      ----------- -------    -------- ---------- -------     --------     ----------
 1..............  $  1,313   $   597    $    649 $      701 $     0*(3) $      0*(3) $        1
 2..............     2,691     1,579       1,732      1,892     979*       1,132          1,292*
 3..............     4,138     2,531       2,849      3,192   1,931        2,249          2,592
 4..............     5,657     3,470       4,015      4,626   2,870        3,415          4,028
 5..............     7,252     4,395       5,233      6,208   3,895        4,733          5,708
 6..............     8,928     5,292       6,490      7,939   4,792        5,990          7,439
 7..............    10,686     6,175       7,604      9,850   5,675        7,304          9,350
 8..............    12,533     7,033       9,162     11,945   6,633        8,762         11,545
 9..............    14,472     7,864      10,567     14,244   7,464       10,167         13,844
10..............    18,508     8,669      12,021     16,767   8,369       11,721         16,467
15..............    28,322    12,321      20,119     33,713  12,221       20,019         33,613
20..............    43,399    15,201      29,713     51,168  15,201       29,713         61,168
25..............    62,642    16,964      40,933    105,755  16,964       40,933        105,755
40..............   158,550     4,431      88,941    474,870   4,431       88,941        474,870
45..............   209,606         0(3)  114,433    769,892       0 (3)  114,433        769,892
50..............   274,769         0(3)  144,395  1,232,115       0 (3)  144,395      1,232,115
                    TOTAL DEATH BENEFIT(2)
                    ASSUMING HYPOTHETICAL
                   GROSS ANNUAL INVESTMENT
     END OF           RATES OF RETURN OF
     POLICY      -------------------------------------
      YEAR          0%          6%          12%
     ------      ----------- ----------- -------------
 1.............. $100,000    $100,000    $  100,000
 2..............  100,000     100,000       100,000
 3..............  100,000     100,000       100,000
 4..............  100,000     100,000       100,000
 5..............  100,000     100,000       100,000
 6..............  100,000     100,000       100,000
 7..............  100,000     100,000       100,000
 8..............  100,000     100,000       100,000
 9..............  100,000     100,000       100,000
10..............  100,000     100,000       100,000
15..............  100,000     100,000       100,000
20..............  100,000     100,000       100,000
25..............  100,000     100,000       141,711(4)
40..............  100,000     100,000       508,111(4)
45..............        0(3)  120,154(4)    808,387(4)
50..............        0(3)  151,615(4)  1,293,720(4)

-------

(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value, cash surrender value, and death benefit indicate termination of insurance coverage in the absence of sufficient additional premium payment see "Payment and Allocation Premiums-- Termination," for further details. Zero cash surrender value in the first policy year will not cause coverage to terminate since illustration assumes payment of at least the minimum allowable planned premium (see "Premiums--Payment of Premiums").

(4) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)

                            MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION B CURRENT COST OF TERM INSURANCE CHARGES

                                                                  TOTAL CASH
                                TOTAL CASH VALUE(2)           SURRENDER VALUE(2)                   TOTAL DEATH BENEFIT(2)
                  PREMIUMS     ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL                   ASSUMING HYPOTHETICAL
                 ACCUMULATED  GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT                 GROSS ANNUAL INVESTMENT
     END OF         AT 5%       RATES OF RETURN OF            RATES OF RETURN OF                     RATES OF RETURN OF
     POLICY       INTEREST   ---------------------------- ----------------------------------     ------------------------------
      YEAR        PER YEAR     0%         6%       12%      0%          6%           12%            0%          6%       12%
     ------      ----------- -------    ------- --------- -------     -------     ----------     --------    -------- ---------
 1..............  $  1,313   $   597    $   848 $     700 $     0*(3) $     0*(3) $        0*(3) $100,597    $100,648 $ 100,700
 2..............     2,691     1,576      1,730     1,889     376*        530*           689*     101,576     101,730   101,889
 3..............     4,138     2,527      2,843     3,185   1,427       1,743          2,085      102,527     102,843   103,185
 4..............     5,657     3,482      4,005     4,614   2,482       3,005          3,614      103,462     104,005   104,614
 5..............     7,252     4,382      5,217     6,188   3,382       4,217          5,188      104,382     105,217   106,188
 6..............     8,926     5,272      8,468     7,908   4,372       5,566          7,008      105,272     106,486   107,908
 7..............    10,686     8,149      7,768     9,803   5,349       6,988          9,003      106,149     107,768   109,803
 8..............    12,533     6,997      9,112    11,877   6,297       8,412         11,177      106,997     109,112   111,877
 9..............    14,472     7,816     10,499    14,147   7,218       9,899         13,547      107,818     110,499   114,147
10..............    16,508     8,607     11,930    16,633   8,107      11,430         18,133      108,607     111,930   116,633
15..............    28,322    12,148     19,810    33,154  12,049      19,710         33,054      112,148     119,810   133,154
20..............    43,399    14,800     28,846    69,245  14,800      28,846         59,245      114,800     128,846   159,245
25..............    62,642    16,126     38,717   100,218  18,126      38,717        100,216      116,126     138,717   200,216
40..............   158,550       215     59,363   418,305     215      59,363        418,305      100,215     159,383   518,305
45..............   209,606         0(3)  47,755   652,321       0 (3)  47,755        852,321            0(3)  147,755   752,321
50..............   274,769         0(3)  11,338 1,008,667       0 (3)  11,336      1,008,867            0(3)  111,336 1,108,887

-------

(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. Zeros values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)

                            MALE ISSUE AGE 35
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION C CURRENT COST OF TERM INSURANCE CHARGES

                                                                   TOTAL CASH
                                TOTAL CASH VALUE(2)            SURRENDER VALUE(2)
                  PREMIUMS     ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
                 ACCUMULATED  GROSS ANNUAL INVESTMENT       GROSS ANNUAL INVESTMENT
     END OF         AT 5%        RATES OF RETURN OF            RATES OF RETURN OF
     POLICY       INTEREST   ----------------------------- ----------------------------------
      YEAR        PER YEAR     0%         6%       12%       0%          6%           12%
     ------      ----------- -------    ------- ---------- -------     -------     ----------
 1..............  $  1,313   $   597    $   646 $      700 $     0*(3) $     0*(3) $        0*(3)
 2..............     2,691     1,576      1,730      1,889     676*        830*           989*
 3..............     4,138     2,527      2,843      3,185   1,627       1,943          2,285
 4..............     5,657     3,462      4,005      4,614   2,662       3,205          3,814
 5..............     7,252     4,382      5,217      6,188   3,582       4,417          5,388
 6..............     8,928     5,272      6,466      7,908   4,572       5,766          7,208
 7..............    10,686     6,149      7,768      9,803   5,449       7,068          9,103
 8..............    12,533     6,997      9,112     11,877   6,397       8,512         11,277
 9..............    14,472     7,816     10,499     14,147   7,316       9,999         13,647
10..............    16,508     8,607     11,930     16,633   8,207      11,530         16,233
15..............    28,322    12,148     19,810     33,154  12,048      19,710         33,054
20..............    43,399    14,800     28,846     59,245  14,800      28,846         59,245
25..............    62,642    16,126     38,717    100,216  16,126      38,717        100,216
40..............   158,550         0(3)  62,200    438,396       0(3)   62,200        438,396
45..............   209,608         0(3)  54,917    711,324       0(3)   54,917        711,324
50..............   274,769         0(3)  15,048  1,138,941       0(3)   15,048      1,138,941
                    TOTAL DEATH BENEFIT(2)
                    ASSUMING HYPOTHETICAL
                   GROSS ANNUAL INVESTMENT
     END OF           RATES OF RETURN OF
     POLICY      ----------------------------------
      YEAR          0%          6%       12%
     ------      ----------- -------- -------------
 1.............. $100,597    $100,648 $  100,700
 2..............  101,576     101,730    101,889
 3..............  102,527     102,843    103,185
 4..............  103,452     104,005    104,614
 5..............  104,382     105,217    106,188
 6..............  105,272     106,466    107,908
 7..............  106,149     107,768    109,803
 8..............  106,997     109,112    111,877
 9..............  107,816     110,499    114,147
10..............  108,607     111,930    116,833
15..............  112,148     119,810    133,154
20..............  114,800     128,846    159,245
25..............  116,126     138,717    200,216
40..............        0(3)  149,059    469,084(4)
45..............        0(3)  149,059    746,890(4)
50..............        0(3)  149,059  1,195,889(4)

-------

(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").
(4) Minimum death benefit applies, see "Death Benefit Options--Minimum Death Benefit" for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 ...............................................................
POLICY RIGHTS
 ...............................................................................

  The description of rights under the Policy set forth below assumes that no riders are in effect. See the Appendix to Prospectus, for a discussion of how these rights may be affected by certain riders under the Policy.

LOAN PRIVILEGES

  Policy Loan. At any time, the Policy owner may borrow money from Metropoli-tan Life using the Policy as the only security for the loan. The smallest amount the Policy owner can borrow at any one time is $250. The maximum amount that may be borrowed at any time is the loan value. The loan value equals the cash surrender value less two monthly deductions or, if greater, 75% (90% for Policies issued in Virginia or Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater). For situations where a Policy loan may be treated as a taxable distribution, see "Federal Tax Matters."

  Allocation of Policy Loan. Metropolitan Life will allocate a Policy loan among the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

  Interest. The interest charged on a Policy loan accrues daily. The interest rate is a fixed rate of 8% per year. Interest payments are due at the end of each Policy year. If unpaid within 31 days after it is due, interest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Ba-sis to the Policy Loan Account.

  For individuals, interest paid to Metropolitan Life in connection with pol-icy loans used for consumer purposes is not tax deductible.

  Generally, pursuant to legislation enacted in 1997, no deduction is allowed for interest on loans on life insurance policies, subject to certain exceptions for key person insurance covering a limited number of individ-uals. The 1997 legislation also generally disallows, in part, an interest deduction to businesses that own cash value life insurance issued after June 8, 1997 for debt unrelated to the contract, subject to certain exceptions for contracts covering employees and certain other individual. Counsel and other competent advisors should be consulted with respect to the deductibility of Policy loan interest for income tax purposes. (See "Federal Tax Matters.")

  Effect of a Policy Loan. As of the Date of Receipt of the loan request, cash value equal to the portion of the Policy loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to a Policy Loan Account within the General Account, reducing the Policy's cash value in the accounts from which the transfer was made.

  Cash value in the Policy Loan Account equal to indebtedness will be credited with interest at a rate equal to the fixed rate charged less a percentage charge, based on expenses associated with Policy loans, determined by Metro-politan Life. Presently, this charge is 2%. Thus, the interest rate presently credited is 6%. The minimum rate credited to the Policy Loan Account will be 4% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE POLICY LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE POLICY LOAN ACCOUNT PAR-TICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

  The Policy's cash value in the Policy Loan Account will be the outstanding indebtedness on the valuation date plus any interest credited to the Policy Loan Account which has not yet been allocated to the Fixed Account or the in-vestment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are then being allocated.

  Indebtedness. Indebtedness equals the outstanding Policy loan plus accrued interest thereon. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record. If a sufficient payment is not made to Met-ropolitan Life within 61 days from the monthly anniversary, the Policy will terminate without value. The Policy may, however, later be reinstated, subject to certain conditions (see "Policy Termination and Reinstatement").

  Repayment of Indebtedness. Indebtedness may be repaid any time before the Final Date while the insured is living. The minimum repayment is $50. If not repaid, Metropolitan Life will deduct indebtedness from any amount payable un-der the Policy. As of the Date of Receipt of the repayment, the Policy's cash value in the Policy Loan Account securing indebtedness will be allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment. The Policy owner should designate whether a payment is in-tended as a loan repayment or a premium payment. Any payment for which no des-ignation is made will be treated as a premium payment.

 ...............................................................

SURRENDER AND WITHDRAWAL PRIVILEGES

  Subject to the limitations set forth below, at any time before the earlier of the death of the insured and the Final Date, the Policy owner may make a par-tial withdrawal or totally surrender the Policy by sending a written request to the Designated Office. Metropolitan Life may require that these requests be made on forms provided for these purposes. The maximum amount available for surrenders or withdrawal is the cash surrender value on the Date of Receipt of the request. No charge will be imposed on partial withdrawals. See "Charges and Deductions--Surrender Charge" for a discussion of surrender charges. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters".

  Surrenders. The Policy owner may surrender the Policy for its cash surrender value. If the Policy is being surrendered, Metropolitan Life may require that the Policy itself be returned along with the request. A Policy owner may elect to have the proceeds paid in a single sum or applied under an optional income plan (see "Appendix to Prospectus"). If the insured dies after the surrender of the Policy and payment to the Policy owner of the cash surrender value but be-fore the end of the Policy month in which the surrender occurred, a death bene-fit will be payable to the beneficiary in an amount equal to the difference be-tween the Policy's death benefit and cash value, both computed as of the sur-render date.

  Partial Withdrawals. The Policy owner may make a partial withdrawal from the Policy's cash surrender value. The minimum partial withdrawal is $250. There is no charge for a partial withdrawal. The amount withdrawn will be deducted from the Policy's cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

  When death benefit Option A, or Option C on and after policy anniversary 65, is in effect, any partial withdrawal will reduce the specified face amount, and thus the death benefit, by the amount withdrawn. When death benefit Option B, or Option C prior to policy anniversary 65, is in effect, the amount withdrawn will not reduce the specified face amount. However, the death benefit will be reduced by the amount withdrawn. If increases in the specified face amount pre-viously have occurred, a partial withdrawal when Death Benefit Option A, or Op-tion C on and after policy anniversary 65, is in effect will reduce the speci-fied face amount in the same manner as would a direct request by the Policy owner to reduce the specified face amount (see "Policy Benefits--Decreases"). A decrease in specified face amount may affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters").

  A Policy owner will not be permitted to make any partial withdrawal that would reduce the specified face amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy years or one-half the Minimum Initial Specified Face Amount thereafter (see "Policy Benefits--Decreases"), or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Code (see "Premiums-- Premium Limitations"). In no case will a partial withdrawal be permitted that would reduce the specified face amount below $25,000. A partial withdrawal will also not be permitted unless the resulting cash surrender value would be suffi-cient to pay at least two monthly deductions. Any time a request for a partial withdrawal is received that would reduce the specified face amount below the minimum face amount, result in total premiums paid exceeding maximum premium limitations, or reduce the cash surrender value below two monthly deductions, Metropolitan Life will not implement the partial withdrawal request, but will contact the Policy owner as to whether the request should be withdrawn or re-duced to a smaller amount or changed to a request for the full cash surrender value.

EXCHANGE PRIVILEGE

  During the first 24 Policy months following the issuance of the Policy, the Policy owner may exercise the Policy exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Ac-count. This will, in effect, serve as an exchange of the Policy for the equiva-lent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. Moreover, the Policy owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limita-tions described in "Allocation of Premiums and Cash Value--Cash Value Trans-fers". Similarly, during the first 24 months following an increase in the spec-ified face amount requested by the Owner, the Owner may request a one time charge-free transfer of the Separate Account cash value attributable to the in-crease to the Fixed Account, including a transfer in the amount of any premium payments that have been deemed attributable to the increase (see "Charges and Deductions--Excess Sales Charge").

  In those states which require it, the Policy owner may also, during the first 24 Policy months following the issuance of the Policy, without charge, on one occasion exchange any Policy still in force for a flexible premium fixed benefit life insurance policy issued by Metropolitan Life. Upon such exchange, the Policy's cash value will be transferred to the general account of Metropolitan Life.

 ...............................................................

THE FIXED ACCOUNT
 ...............................................................................

  A Policy owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of Metropolitan Life. Be-cause of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provi-sions of these Acts and Metropolitan Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regard-ing the Fixed Account, see the Policy itself.

  The General Account consists of all assets owned by Metropolitan Life other than those in the Separate Account and other legally-segregated separate ac-counts. Subject to applicable law, Metropolitan Life has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabili-ties arising out of any other business of Metropolitan Life.

  A Policy owner may elect to allocate net premiums to the Fixed Account or to transfer cash value from the investment divisions of the Separate Account to the Fixed Account. The allocation or transfer of funds to the Fixed Account does not entitle a Policy owner to share in the investment experience of the General Account. Instead, Metropolitan Life guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Metro-politan Life is not obligated to credit interest at any higher rate, although Metropolitan Life may, in its sole discretion, do so.

FIXED ACCOUNT BENEFITS

  The Policy owner may select death benefit Option A or B under the Policy. For Policies issued on or after May 1, 1994 and provided death benefit Option C is available in the state where the Policy is issued, the Policy owner may also select death benefit Option C. The Policy owner may change such option or the Policy's specified face amount, subject to satisfactory evidence of insur-ability where required and subject to all the conditions and limitations ap-plicable to such transactions generally (see "Policy Benefits--Death Bene-fits").

FIXED ACCOUNT CASH VALUE

  Net premiums allocated to the Fixed Account are credited to the Policy. Met-ropolitan Life guarantees that interest credited to each Policy owner's cash value in the Fixed Account will not be less than an effective annual rate of at least 4% per year. This is the rate that will be credited to the first $1,000 of cash value in the Fixed Account. Metropolitan Life may declare any rate of interest in excess of 4% at any time to be credited to amounts of cash value in the Fixed Account in excess of $1,000, subject to the following con-ditions: Metropolitan Life will not change the rate of excess interest on any premiums paid during any month of the year before the first day of the same month of the subsequent year; thereafter, Metropolitan Life will not change the rate of excess interest for a period of twelve months from the date de-clared. Metropolitan Life has also established multiple bands of excess inter-est. This means that different rates of excess interest may apply to premium payments made in different months of the year and at the end of each twelve-month period, and different rates of excess interest may apply to cash value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

  The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Policy's cash value in the Fixed Account. The monthly deduction will be charged against the most recent premiums paid and interest credited thereto.

  ANY INTEREST METROPOLITAN LIFE CREDITS ON THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETER-MINED IN THE SOLE DISCRETION OF METROPOLITAN LIFE. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF $1,000 MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

  The Policy's cash value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the investment divisions of the Separate Account, any Policy

 ...............................................................
indebtedness and any charges imposed on amounts in the Fixed Account in connec-tion with the Policy.

  The portion of the monthly deduction attributable to the Fixed Account will be determined as of the actual monthly anniversary, even if the monthly anni-versary does not fall on a Valuation Date.

TRANSFERS, WITHDRAWALS, SURRENDERS, AND POLICY LOANS

  Amounts in the Fixed Account are subject to the same rights and limitations as are amounts allocated to the investment divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Policy loans (see "Allo-cation of Premiums and Cash Value--Cash Value Transfers;" "Loan Privileges," and "Surrender and Withdrawal Privileges").

  Metropolitan Life reserves the right to delay transfers, withdrawals, surren-ders and the payment of the Policy loans allocated to the Fixed Account for up to six months (see "Other Policy Provisions--Payment and Deferment"). Payments to pay premiums on another policy with Metropolitan Life will not be delayed.

RIGHTS RESERVED BY METROPOLITAN LIFE
 ................................................................................

  Metropolitan Life reserves the right to make certain changes if, in its judg-ment, they would best serve the interests of the Policy owners or would be ap-propriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Metropolitan Life will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes Metropolitan Life may make include:

  . To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  . To take any action necessary to comply with or obtain and continue any ex-emptions from the 1940 Act.

  . To transfer any assets in any investment division to another investment di-vision, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.

  . To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

  . To change the way Metropolitan Life assesses charges, but without increas-ing the aggregate amount charged to the Fixed Account and the Separate Ac-count in connection with the Policies.

  . To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Metropolitan Life to take.

  If any of these changes result in a material change in the underlying invest-ments of an investment division to which the net premiums of a Policy are allo-cated. Metropolitan Life will notify the Policy owner of such change, and the owner may then make a new choice of investment divisions or the Fixed Account without charge.

OTHER POLICY PROVISIONS
 ................................................................................

  Owner. The owner of a Policy is the insured unless another owner has been named in the application for the Policy. The owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new owner or a contingent owner who would become the Policy owner if the owner should die before the insured dies.

  Beneficiary. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the insured is alive. If no beneficiary or contingent beneficiary is alive when the insured dies, the owner (or the owner's estate) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent bene-ficiary.

  If more than one beneficiary is alive when the insured dies, they will be paid in equal shares, unless the owner has chosen otherwise.

  Incontestability. Metropolitan Life will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Date of Policy (or date of reinstatement if a terminated Policy is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Policy. Metropolitan Life will not contest the valid-ity of any increase in the death benefit after such increase has been in force during the insured's lifetime for two years from its effective date.

  Suicide. The insurance proceeds will not be paid if the insured commits sui-cide, while sane or insane, within two years (one year in Colorado and North Dakota) from the Date of Policy. Instead, Metropolitan Life will pay the bene-ficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan and accrued loan interest and less any partial cash withdrawal. If the insured commits suicide, while sane or insane, more than two years after the Date of Policy but within two years (one year in Colo-rado and North Dakota) from the effective date of any increase in the death benefit, Metropolitan Life's liability with respect to such increase will be limited to the cost thereof.

 ...............................................................

  Age and Sex. If the insured's age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct age and sex.

  Assignment. The owner may assign a Policy as collateral. All rights under the Policy will be transferred to the extent of the assignee's interest. Metropoli-tan Life is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Designated Office. Metropolitan Life is not re-sponsible for the validity of any assignment or release thereof. Any assignment or other transfer of rights under a Policy may have adverse tax consequences, causing the death benefit to become taxable to the beneficiary, or causing all or part of any value assigned to be taxed as a distribution to the owner. Therefore, it is very important to consult with a qualified tax adviser before making any assignment.

  Payment and Deferment. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. Metropolitan Life will pay interest on the amount of death benefit at a rate which is currently 6% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

  However, Metropolitan Life may defer the determination, application or pay-ment of any such amount or any transfer of cash value to the Separate Account for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emer-gency exists as a result of which it is not reasonably practicable for Metro-politan Life to determine the investment experience for a Policy or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners provided the delay is permitted under New York State Insurance Law and regulations. Metropolitan Life will not defer a loan used to pay premiums on other policies issued by it.

  As with traditional life insurance, Metropolitan Life can delay payment of the entire insurance proceeds or other Policy benefits if entitlement to pay-ment is being questioned or is uncertain. Metropolitan Life may also defer pay-ment of any amounts attributable to a check for a reasonable time (not more than 15 days) to allow the check to clear.

  Dividends. The Policies are nonparticipating. This means that they are not eligible for dividends, and they do not participate in any distribution of Met-ropolitan Life's surplus.

  The description throughout this Prospectus of the features of the Policies is subject to the specific terms of the Policies.

SALES AND ADMINISTRATION OF THE POLICIES
 ................................................................................

  Metropolitan Life performs the sales and administrative services relating to the Policies. The offices of Metropolitan Life which may administer the Poli-cies are located in: Aurora, Illinois; Johnstown, Pennsylvania; Pearl River, New York; Princeton, New Jersey; San Ramon, California; Tampa, Florida; Tulsa, Oklahoma; and Warwick, Rhode Island. Each Policy owner will be notified which office will be the Designated Office for servicing the Policy. Metropolitan Life may name different Designated Offices for different transactions.

  Metropolitan Life acts as the principal underwriter (distributor) of the Pol-icies as defined in the 1940 Act (see "Distribution of the Policies," below). In addition to selling insurance and annuities, Metropolitan Life also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate Accounts One and Two of Metropoli-tan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and Metropolitan Life Separate Account E of Metropolitan Life, each of which is registered as a unit investment trust under the 1940 Act. Finally, Metropolitan Life acts as principal underwriter for an earlier form of the flexible premium multifunded life insurance policy, for a flexible premium variable life insurance policy and for group variable universal life insurance policies, premiums for which may also be allocated to the Separate Account.

  Certain computer systems Metropolitan Life uses to process Policy transac-tions and valuations need to be adjusted to be able to continue to administer Policies beginning January 1, 2000. As is the case with most system conversion projects, risks and uncertainties exist, due in part to reliance on third party vendors, and a project could be delayed. Metropolitan Life is, however, devot-ing substantial resources to make these systems modifications and expects that the necessary changes will be completed on time and in a way that will result in no disruption to Policy servicing operations.

  Bonding. The directors, officers and employees of Metropolitan Life are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

DISTRIBUTION OF THE POLICIES
 ................................................................................

  The Policies will be sold by individuals who are licensed life insurance sales representatives and registered representatives of Metropolitan Life, the principal

 ...............................................................
underwriter of the Policies. Metropolitan Life is registered with the Securi-ties and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Deal-ers, Inc. The Policies may in the future be sold through other registered bro-ker-dealers, including MetLife Securities, Inc., a wholly owned broker-dealer subsidiary of Metropolitan Life. Maximum commissions payable during the first policy year to writing representatives employed by MetLife will be 45% of the target premium for a Policy where the Policy owner chooses death benefit Option A at issue, 50% of the Option A target premium for a Policy where Option C is chosen and 55% of the Option A target premium for a Policy where Option B is chosen, plus, in any case, 3% of the excess of the premium paid over the Option A target premium.

  Maximum commissions payable under brokerage arrangements are as follows: 50% of the Option A target premium for a Policy for any option chosen, plus 3% of the excess of the premium paid over the Option A target premium.

  In no event will first year commissions, excluding the 3% excess commission, exceed the commissions payable on 75% of the federally prescribed guideline level premium set forth in Section 7702 of the Internal Revenue Code. Writing representatives may be required to return all or part of the first year commis-sion if the Policy is not continued through the second Policy year.

  Renewal commissions in Policy years 2 through 4 will be 5% of premiums paid to the writing representative. Renewal commissions in Policy years 5 through 10 will be 2% of premiums paid. Renewal commissions in Policy years 11 and after will be 1% of premiums paid. Maximum renewal commissions payable under broker-age arrangements are as follows: renewal commissions in Policy years 2 through 4 will be 3% of premiums paid and are payable to the broker-dealer. Renewal commissions in Policy years 5 through 10 will be 2% of premiums paid. There will be no renewal commissions after Policy year 10.

  When a sale is made by a Metropolitan Life employee, the sales manager gener-ally receives a commission override based on many factors, including the writ-ing representative's commissions and the overall commissions from all writing representatives under the sales manager's supervision.

  The commissions are paid by Metropolitan Life. They do not result in any charges against the Policy in addition to those set forth under "Charges and Deductions". During 1997, 1996 and 1995 such commissions aggregated approxi-mately $29,264,116, $26,092,000 and $21,001,907.

FEDERAL TAX MATTERS
 ................................................................................

  The following description is a brief summary of some of the tax rules, pri-marily related to federal income and estate taxes, which in the opinion of Met-ropolitan Life are currently in effect.

TAXATION OF THE POLICY

  The Policy receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under any death benefit op-tion in the Policy is generally excludable from the gross income of the benefi-ciary under Section 101 of the Internal Revenue Code ("Code") and the Policy owner is not deemed to be in constructive receipt of the cash values under the Policy until actual withdrawal or surrender or upon the Final Date.

  Under existing tax law, unless a Policy is a modified endowment contract as discussed below, a Policy owner generally will be taxed on cash value withdrawn from the Policy and cash value received upon surrender of the Policy or upon the Final Date. Under most circumstances, unless the distribution occurs during the first 15 Policy years, only the amount withdrawn, received upon surrender or distributed at the Final Date of a Policy that exceeds the total premiums paid (less previous non-taxable withdrawals) will be treated as ordinary in-come. During the first 15 Policy years, cash distributions from a Policy, made as a result of a Policy change that reduces death benefits or other benefits under a Policy, will be taxable to the Policy owner, under a complex formula, to the extent that cash value exceeds the Owner's remaining investment in the Policy.

  Not withstanding the foregoing, if a Policy is part of a collateral assign-ment equity split-dollar arrangement with an employer, any increase in cash value may be taxable annually. This type of arrangement involves premium ad-vances by an employer which are secured through a collateral assignment of the Policy. An individual should consult with and rely on the advice of a tax advi-sor with respect to any type of split-dollar arrangement involving the Policy.

  The United States Treasury Department has adopted regulations which set diversification rules for the investments underlying the Policies, in order for the Policies to be treated as life insurance. Metropolitan Life believes that these diversification standards will be satisfied. There is a provision in the regulations which allows for the correction of an inadvertent failure to diversify. Failure to comply with the rules found in the regulations would result in immediate taxation to Policy owners of all positive investment experience credited to a Policy.

 ...............................................................

  There is a possibility that regulations may be proposed or that a controlling ruling may be issued in the future describing the extent to which Policy owner control over allocation of cash value may cause Policy owners to be treated as the owners of Separate Account assets for tax purposes. Such regulations or ruling could limit the number of investing funds or the frequency of transfers among such funds. It is not known whether any such regulations or ruling would have a retroactive effect. Metropolitan Life reserves the right to amend the Policies in any way necessary to avoid any such result. As of the date of this Prospectus, no such regulations or ruling have been issued.

  Metropolitan Life also believes that loans received under the Policy will be treated as indebtedness of an owner for federal tax purposes, and, unless the Policy is or becomes a modified endowment contract as described below or terminates, that no part of any loan received under a Policy will constitute income to the owner.

  Generally, interest on Policy loans is not deductible. Legislation in 1997 and effective for policies issued after June 8, 1997 generally disallows, in part, interest deductions to businesses which own cash value life insurance for debt unrelated to the policy. There are exceptions for policies which insure employees and certain other individuals. The rules are complex. A Policy owner should consult a tax advisor to determine how the rules governing the deductibility of interest would apply in the Policy owner's situation. A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal.

  A total surrender, cancellation of the Policy or distribution at the Final Date of a Policy where there is an outstanding loan also may have tax consequences depending on the amount of gain in the Policy.

  Special rules govern the federal income tax treatment of pre-death withdrawals from a class of life insurance contracts referred to as modified endowment contracts. Unlike under other life insurance contracts, amounts received before death from a modified endowment contract, including policy loans, assignments and pledges, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in income, all modified endowment contracts issued by the same company (or affiliate) to the same policyholder during any calendar year will be treated as one modified endowment contract. Finally, an additional 10% income tax is generally imposed on the taxable portion of pre-death amounts received before age 59 1/2.

  In general, a modified endowment contract is a life insurance contract en-tered into or materially changed after June 20, 1988 that fails to meet a "7-pay test". Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid if the contract provided for paid-up future benefits after the payment of 7 level annual payments, the contract is a modified endowment contract. A policy may have to be reviewed under the 7-pay test even after the first seven policy years in the case of certain events such as a material modification of the policy as discussed be-low. If there is a reduction in benefits under the contract during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level.

  Any distribution made within two Policy years before a policy fails the 7-pay test may be treated as made in anticipation of such failure. Whether or not a particular policy meets these definitional requirements is dependent on the date the contract was entered into, premium payments made and the periodic premium payments to be made, the level of death benefits, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. Generally, a life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

  A Policy should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modifica-tion to the Policy to determine to what extent, if any, these tax rules apply. A material modification to a Policy includes, but is not limited to, any in-crease in the future benefits provided under the Policy. However, in general, increases that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Policy years will not be con-sidered material modifications. The annual statement sent to each Policy owner will include information regarding the modified endowment contract status of a Policy (see "Premiums--Premium Limitations").

  Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making unplanned pre-mium payments, increasing or decreasing the specified face amount, or adding or removing a rider.

  Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. For exam-ple, legislation could be enacted which could adversely impact transfers of cash value within the Policy. In addition, the Treasury Department may by reg-ulation or interpretation modify the above described tax effects. Any legisla-tive or administrative action could be applied retroactively.

 ...............................................................

  The death benefit payable under the Policy is includable in the insured's gross estate for federal estate tax purposes if the death benefit is paid to the insured's estate or if the death benefit is paid to a beneficiary other than the estate and the insured either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Pol-icy to another person within three years of death.

  Whether or not any federal estate tax is payable with respect to the death benefit of the Policy which is included in the insured's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of a current estate tax credit which generally is equivalent to an exemption of $625,000 in 1998 gradually increas-ing to $1 million in 2006 and thereafter. In addition, a death benefit paid to a surviving spouse may not be taxable because of a 100% estate tax marital de-duction. Furthermore, a death benefit paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

  If the owner of the Policy is not the insured, and the owner dies before the insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the owner for fed-eral estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

  State and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each insured, owner or beneficiary.

  The foregoing summary does not purport to be complete or to cover all situa-tions. Counsel and other competent advisors should be consulted for more com-plete information.

TAXATION OF METROPOLITAN LIFE

  Metropolitan Life does not initially expect to incur any federal income tax upon the earnings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes, with respect to earn-ings or capital gains, which may be attributable to the Separate Account. If, however, Metropolitan Life determines that it may incur such taxes, it may as-sess a charge against or make provisions in the Separate Account for those taxes. There is a 1.5% charge imposed on premiums paid for the purpose of re-covering the federal income taxes imposed on Metropolitan Life based on the amount of premiums received in connection with the Policies.

  Under present laws, Metropolitan Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Metropolitan Life may decide to make charges for such taxes against or provisions for such taxes in the Separate Account. However, there is a 2% charge imposed on premiums paid for state pre-mium taxes.

                                   MANAGEMENT

  The present directors and the senior officers and secretary of Metropolitan Life are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS

                                 PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                      BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                   ----------------------            ----------------------
Curtis H. Barnette...... Chairman and Chief Executive Officer,  Director
                         Bethlehem Steel Corp.,
                         1170 Eighth Avenue,
                         Martin Tower 2118,
                         Bethlehem, PA 18016-7699.
Robert H. Benmosche..... President and Chief Operating Officer  President, Chief Operating
                         Metropolitan Life Insurance Company     Officer and Director
                         One Madison Avenue
                         New York, N.Y. 10010
Gerald Clark............ Senior Executive Vice-President        Senior Executive Vice-
                         and Chief Investment Officer,           President and Chief
                         Metropolitan Life Insurance Company,    Investment Officer,
                         One Madison Avenue,                     Director
                         New York, N.Y. 10010
Joan Ganz Cooney........ Chairman, Executive Committee,         Director
                         Children's Television Workshop,
                         One Lincoln Plaza,
                         New York, NY 10023.
Burton A. Dole.......... Retired Chairman President and         Director
                         Chief Executive Officer
                         Puritan Bennett,
                         2200 Faraday Avenue,
                         Carlsbad, CA 92008-7208
James R. Houghton....... Retired Chairman of the Board and      Director
                         Chief Executive Officer,
                         Corning Incorporated,
                         HQ EQ-08
                         Corning, NY 14831.
Harry P. Kamen.......... Chairman and Chief Executive Officer,  Chairman, Chief Executive
                         Metropolitan Life Insurance Company,    Officer and Director
                         One Madison Avenue,
                         New York, NY 10010.
Helene L. Kaplan........ Of Counsel, Skadden, Arps, Slate,      Director
                         Meagher & Flom,
                         919 Third Avenue,
                         New York, NY 10022.
Charles M. Leighton..... Retired Chairman,                      Director
                         CML Group, Inc.,
                         524 Main Street,
                         Acton, MA 01720

                                  PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                       BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                    ----------------------            ----------------------
Allen E. Murray.........  Retired Chairman of the Board          Director
                          and Chief Executive Officer,
                          Mobil Corporation,
                          375 Park Avenue, Suite 2901,
                          New York, NY 10163.
Stewart Nagler..........  Senior Executive Vice President and    Senior Executive Vice-Presi-
                          Chief Financial Officer,               dent, Chief Financial Offi-
                          Metropolitan Life Insurance Company    cer and Director
                          One Madison Avenue
                          New York, N.Y. 10010.
John J. Phelan, Jr. ....  Retired Chairman and Chief Executive   Director
                          Officer, New York Stock Exchange,
                          Inc.,
                          P.O. Box 312,
                          Mill Neck, NY 11765.
Hugh B. Price...........  President and Chief Executive Officer, Director
                          National Urban League, Inc.,
                          12 Wall Street,
                          New York, NY 10005.
Robert G. Schwartz......  Retired Chairman,                      Director
                          President and Chief Executive Officer,
                          Metropolitan Life Insurance Company,
                          200 Park Avenue, Suite 5700,
                          New York, NY 10166.
Ruth J. Simmons, Ph.D. .  President,                             Director
                          Smith College,
                          College Hall 20,
                          Northhampton, MA 01063.
William S. Sneath.......  Retired Chairman of the Board,         Director
                          Union Carbide Corporation,
                          41 Leeward Lane,
                          Riverside, CT 06878.
William C. Steere, Jr. .  Chairman of the Board and Chief        Director
                          Executive Officer
                          Pfizer, Inc., 235 East 42nd Street
                          New York, NY 10017.

OFFICERS*

    NAME OF OFFICER       POSITION WITH METROPOLITAN LIFE
    ---------------       -------------------------------
Harry P. Kamen..........  Chairman and Chief Executive Officer
Robert H. Benmosche.....  President and Chief Operating Officer
Gary A. Beller..........  Senior Executive Vice-President and General Counsel
Gerald Clark............  Senior Executive Vice-President and Chief Investment Officer
Stewart G. Nagler.......  Senior Executive Vice-President and Chief Financial Officer
Catherine A. Rein.......  Senior Executive Vice-President
William J. Toppeta......  Senior Executive Vice-President
C. Robert Henrikson.....  Senior Executive Vice-President
Jeffrey J. Hodgman......  Executive Vice-President
Terence I. Lennon.......  Executive Vice-President
David A. Levene.........  Executive Vice-President
John D. Moynahan, Jr. ..  Executive Vice-President
John H. Tweedie.........  Executive Vice-President
Judy E. Weiss...........  Executive Vice-President and Chief Actuary
Alexander D. Brunini....  Senior Vice President
Richard M. Blackwell....  Senior Vice-President
Jon F. Danski...........  Senior Vice-President and Controller
James B. Digney.........  Senior Vice-President
William T. Friedewald...  Senior Vice-President
Ira Friedman............  Senior Vice-President
Anne E. Hayden..........  Senior Vice-President
Sybil C. Jacobsen.......  Senior Vice-President
Joseph W. Jordan........  Senior Vice-President
Kernan F. King..........  Senior Vice President
Nicholas D. Latrenta....  Senior Vice-President
Leland C. Launer, Jr. ..  Senior Vice-President
Gary E. Lineberry.......  Senior Vice-President
James L. Lipscomb.......  Senior Vice-President
William Livesey.........  Senior Vice-President
James M. Logan..........  Senior Vice-President
Eugene Marks, Jr........  Senior Vice President
Dominick A. Prezzano....  Senior Vice-President
Joseph A. Reali.........  Senior Vice-President
Vincent P. Reusing......  Senior Vice-President
Felix Schirripa.........  Senior Vice-President
Robert E. Sollmann, Jr..  Senior Vice-President
Thomas L. Stapleton.....  Senior Vice-President and Tax Director
James F. Stenson........  Senior Vice-President
Stanley J. Talbi........  Senior Vice-President
Richard R. Tartre.......  Senior Vice-President
James A. Valentino......  Senior Vice-President
Lisa Weber..............  Senior Vice-President
William J. Wheeler......  Senior Vice-President and Treasurer
Anthony J. Williamson...  Senior Vice-President
Louis Ragusa............  Vice-President and Secretary

-------

* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terence
  I. Lennon has been an officer of Metropolitan Life since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. Richard R. Tartre has been an officer of Metropolitan Life since January 13, 1997, prior thereto he was President and CEO of Astra Management Corp. William J. Wheeler has been an officer of Metropolitan Life since October 13, 1997; prior thereto he was Senior Vice-President, Investment Banking of Donaldson, Lufkin and Jenrette. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto she was a Director of Diversity Strategy and Development and an Associate Director of Human Resources of PaineWebber. Jon F. Danski has been an officer of Metropolitan Life since March 25, 1998; prior thereto he was Senior Vice-President, Controller and General Auditor at ITT Corporation. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

 ...............................................................
VOTING RIGHTS
 ................................................................................

RIGHT TO INSTRUCT VOTING OF FUND SHARES

  In accordance with its view of present applicable law, Metropolitan Life will vote the shares of each of the portfolios of the Fund which are deemed attrib-utable to Policies at regular and special meetings of the shareholders of the Fund based on instructions received from persons having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpre-tation thereof should change, and as a result Metropolitan Life determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

  Accordingly, the Policy owner will have a voting interest under a Policy. The number of shares held in each Separate Account investment division deemed at-tributable to each owner is determined by dividing a Policy's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which a Policy owner has the right to give instructions will be determined as of the record date for the meeting.

  Fund shares held in each registered separate account of Metropolitan Life or any affiliate that are or are not attributable to life insurance policies (in-cluding the Policies) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which vot-ing instructions are received by that separate account. Fund shares held in the general accounts or unregistered separate accounts of Metropolitan Life or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if Metropolitan Life or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current inter-pretation of the 1940 Act or any rules thereunder.

  The Policy owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

  Each Policy owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to Metropolitan Life.

DISREGARD OF VOTING INSTRUCTIONS

  Notwithstanding contrary Policy owner voting instructions, Metropolitan Life may vote Fund shares in any manner necessary to enable the Fund to (1) make or refrain from making any change in the investments or investment policies for any portfolio of the Fund, if required by any insurance regulatory authority;
(2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy owners or the Fund's Board of Directors, provided Metropolitan Life's disapproval of the change is reasonable and, in the case of a change in invest-ment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

  In the event that Metropolitan Life does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Policy owners.

REPORTS
 ................................................................................

  Policy owners will receive promptly statements of significant transactions such as change in specified face amount, change in death benefit option, trans-fers among investment divisions, partial withdrawals, increases in loan princi-pal by the Policy owner, loan repayments, termination for any reason, rein-statement and premium payments. Transactions pursuant to automated investment strategies (see "Payment and Allocation of Premiums,") may be confirmed quar-terly. Policy owners whose premiums are automatically remitted under a check-o-matic allotment deduction or certain payroll deduction plans do not receive in-dividual confirmations of premium payments from Metropolitan Life apart from that provided by their bank or employer. An annual statement will also be sent to the Policy owner within thirty days after a Policy year summarizing all of the above transactions and deductions of charges occurring during that Policy year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any policy loan and unpaid loan interest added to loan principal. The annual statement will also discuss the modified endowment contract status of a Policy (see "Premi-ums--Premium Limitations"). In addition, an owner will be sent semiannual re-ports containing financial statements for the Fund, as required by the 1940 Act.

 ...............................................................

STATE REGULATION
 ................................................................................

  Metropolitan Life is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of Policy has been filed with, and approved by, insurance officials in each juris-diction where the Policies are sold.

  Metropolitan Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various ju-risdictions in which it does business, for the purposes of determining solvency and compliance with local insurance laws and regulations. Such statements are available for public inspection at state insurance department offices.

REGISTRATION STATEMENT
 ................................................................................

  A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for additional infor-mation concerning the Separate Account, Metropolitan Life and the Policies. The additional information may be obtained at the Commission's main office in Wash-ington, D.C., upon payment of the prescribed fees.

LEGAL MATTERS
 ................................................................................

  The legality of the Policies described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of Metropolitan Life. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Metropolitan Life on certain matters relating to the federal securities laws.

EXPERTS
 ................................................................................

  The financial statements included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appear-ing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Marian Zeldin, FSA, MAAA, VicePresident and Actuary of Metropolitan Life, as stated in her opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS
 ................................................................................

  The financial statements of Metropolitan Life included in this Prospectus should be considered only as bearing upon the ability of Metropolitan Life to meet its obligations under the Policies.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1997, and the related statements (i) of operations for the year then ended and of changes in net assets for the years ended December 31, 1997 and 1996 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index and State Street Research International Stock Divisions and (ii) of operations and of changes in net assets for the period March 3, 1997 (commencement of operations) to December 31, 1997 of the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL at December 31, 1997 and the results of their operations and the changes in their net assets for the respective stated periods, in conformity with generally accepted accounting principles.

As discussed in Note 4, the accompanying 1996 financial statements have been restated.

DELOITTE & TOUCHE LLP
New York, New York

March 31, 1998

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                     STATE STREET              STATE STREET             STATE STREET
                          STATE STREET STATE STREET    RESEARCH   STATE STREET   RESEARCH     METLIFE     RESEARCH
                            RESEARCH     RESEARCH       MONEY       RESEARCH    AGGRESSIVE     STOCK    INTERNATIONAL
                             GROWTH       INCOME        MARKET    DIVERSIFIED     GROWTH       INDEX        STOCK
                            DIVISION     DIVISION      DIVISION     DIVISION     DIVISION    DIVISION     DIVISION
                          ------------ ------------  ------------ ------------ ------------ ----------- -------------
ASSETS:
Investments in Metropol-
 itan Series Fund, Inc.
 at Value (Note 1A):
State Street Research
 Growth Portfolio
 (7,500,517 shares; cost
 $207,140,190)..........  $239,416,510         --            --            --           --          --           --
State Street Research
 Income Portfolio
 (3,451,828 shares; cost
 $43,468,874)...........           --  $43,700,145           --            --           --          --           --
State Street Research
 Money Market Portfolio
 (770,408 shares; cost
 $8,291,617)............           --          --     $7,996,630           --           --          --           --
State Street Research
 Diversified Portfolio
 (9,161,690 shares; cost
 $143,847,786)..........           --          --            --   $155,565,502          --          --           --
State Street Research
 Aggressive Growth Port-
 folio
 (4,299,153 shares; cost
 $110,480,495)..........           --          --            --            --  $181,699,529         --           --
MetLife Stock Index
 Portfolio
 (2,992,597 shares; cost
 $67,138,007)...........           --          --            --            --           --  $86,126,949          --
State Street Research
 International Stock
 Portfolio
 (2,324,516 shares; cost
 $28,974,736)...........           --          --            --            --           --          --   $27,127,110
Loomis Sayles High Yield
 Bond Portfolio
 (146,279 shares; cost
 $1,553,369)............           --          --            --            --           --          --           --
Janus Mid Cap Portfolio
 (302,556 shares; cost
 $3,640,229)............           --          --            --            --           --          --           --
T. Rowe Price Small Cap
 Growth Portfolio
 (383,687 shares; cost
 $4,511,133)............           --          --            --            --           --          --           --
Scudder Global Equity
 Portfolio
 (278,937 shares; cost
 $3,035,018)............           --          --            --            --           --          --           --
                          ------------ -----------    ----------  ------------ ------------ -----------  -----------
 Total Assets...........   239,416,510  43,700,145     7,996,630   155,565,502  118,699,529  86,126,949   27,127,110
LIABILITIES.............       530,268        (749)          395       165,745       43,493      30,337        1,155
                          ------------ -----------    ----------  ------------ ------------ -----------  -----------
NET ASSETS..............  $238,886,242 $43,700,894    $7,996,235  $155,399,757 $118,656,036 $86,096,612  $27,125,955
                          ============ ===========    ==========  ============ ============ ===========  ===========

                       See Notes to Financial Statements.

   LOOMIS                                                T. ROWE
   SAYLES                                                 PRICE                           SCUDDER
 HIGH YIELD              JANUS                          SMALL CAP                          GLOBAL
    BOND                MID CAP                           GROWTH                           EQUITY
  DIVISION              DIVISION                         DIVISION                         DIVISION
 ----------            ----------                       ----------                       ----------
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
 $1,483,275                   --                               --                               --
        --             $3,863,631                              --                               --
        --                    --                        $4,558,201                              --
        --                    --                               --                        $3,026,461
 ----------            ----------                       ----------                       ----------
  1,483,275             3,863,631                        4,558,201                        3,026,461
        150                   393                               89                            3,120
 ----------            ----------                       ----------                       ----------
 $1,483,125            $3,863,238                       $4,558,112                       $3,023,341
 ==========            ==========                       ==========                       ==========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                            STATEMENTS OF OPERATIONS

                                                FOR THE YEAR ENDED DECEMBER 31, 1997
                          ---------------------------------------------------------------------------------
                                                  STATE                  STATE                    STATE
                             STATE      STATE     STREET      STATE      STREET                  STREET
                            STREET      STREET   RESEARCH    STREET     RESEARCH    METLIFE     RESEARCH
                           RESEARCH    RESEARCH   MONEY     RESEARCH   AGGRESSIVE    STOCK    INTERNATIONAL
                            GROWTH      INCOME    MARKET   DIVERSIFIED   GROWTH      INDEX        STOCK
                           DIVISION    DIVISION  DIVISION   DIVISION    DIVISION   DIVISION     DIVISION
                          ----------- ---------- --------  ----------- ---------- ----------- -------------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $42,138,867 $2,922,583 $421,931  $23,433,922 $4,355,881 $ 1,696,231          --
Expenses:
 Mortality and expense
  charges (Note 3)......    1,720,073    304,795   68,737    1,130,927    885,075     509,584  $   232,079
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
Net investment income
 (loss).................   40,418,794  2,617,788  353,194   22,302,995  3,470,806   1,186,647     (232,079)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS: (Note
 1B)
Net realized gain (loss)
 from security transac-
 tions..................    1,080,724     32,950   68,458      418,723    136,827   1,210,648      (84,952)
Change in unrealized ap-
 preciation (deprecia-
 tion) of investments...    6,378,588    748,796  (49,717)   1,103,869  2,615,059  13,344,725     (691,181)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........    7,459,312    781,746   18,741    1,522,592  2,751,886  14,555,373     (776,133)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $47,878,106 $3,399,534 $371,935  $23,825,587 $6,222,692 $15,742,020  $(1,008,212)
                          =========== ========== ========  =========== ========== ===========  ===========

                       See Notes to Financial Statements.

           FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
 -----------------------------------------------------------------------------------
                                                  T. ROWE
 LOOMIS SAYLES                                     PRICE                    SCUDDER
   HIGH YIELD             JANUS                  SMALL CAP                  GLOBAL
      BOND               MID CAP                   GROWTH                   EQUITY
    DIVISION            DIVISION                  DIVISION                 DIVISION
 -------------         ------------             ------------              -----------
  $     63,593         $     14,490              $       471              $    30,685
         4,044                8,553                    9,261                    7,271
  ------------         ------------              -----------              -----------
        59,549                5,937                   (8,790)                  23,414
  ------------         ------------              -----------              -----------
         9,361               26,779                   47,764                   21,982
       (70,093)             223,402                   47,067                   (8,556)
  ------------         ------------              -----------              -----------
       (60,732)             250,181                   94,831                   13,426
  ------------         ------------              -----------              -----------
  $     (1,183)        $    256,118              $    86,041              $    36,840
  ============         ============              ===========              ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF CHANGES IN NET ASSETS

    FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (AS RESTATED--SEE NOTE 4)

                            STATE STREET RESEARCH      STATE STREET RESEARCH     STATE STREET RESEARCH
                               GROWTH DIVISION            INCOME DIVISION        MONEY MARKET DIVISION
                          --------------------------  ------------------------  -------------------------
                                        AS RESTATED                AS RESTATED                AS RESTATED
                              1997          1996         1997         1996          1997         1996
                          ------------  ------------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 40,418,794  $ 14,318,113  $ 2,617,788  $ 1,769,924  $    353,194  $   340,213
 Net realized gain
  (loss) from security
  transactions..........     1,080,724     3,249,072       32,950       13,127        68,458       21,159
 Change in unrealized
  appreciation (depreci-
  ation) of invest-
  ments.................     6,378,588     9,530,521      748,796     (824,310)      (49,717)    (111,136)
                          ------------  ------------  -----------  -----------  ------------  -----------
 Net increase (decrease)
  in net assets result-
  ing from operations...    47,878,106    27,097,706    3,399,534      958,741       371,935      250,236
                          ------------  ------------  -----------  -----------  ------------  -----------
 From capital
  transactions:
 Net premiums...........    59,834,638    51,991,970   13,090,983   11,838,904    13,691,749   13,703,314
 Redemptions............    (7,416,220)   (5,657,523)  (1,082,695)  (1,098,660)     (357,692)    (370,938)
 Net portfolio trans-
  fers..................     3,569,720      (676,324)   1,296,485     (342,990)  (12,877,177)  (8,370,773)
 Other net transfers....   (29,309,077)  (23,203,846)  (4,895,666)  (4,686,537)     (887,059)  (1,089,670)
                          ------------  ------------  -----------  -----------  ------------  -----------
 Net increase (decrease)
  in net assets result-
  ing from capital
  transactions..........    26,679,061    22,454,277    8,409,107    5,710,717      (430,179)   3,871,933
                          ------------  ------------  -----------  -----------  ------------  -----------
NET CHANGE IN NET
 ASSETS.................    74,557,167    49,551,983   11,808,641    6,669,458       (58,244)   4,122,169
                                        ------------               -----------                -----------
NET ASSETS--BEGINNING OF
 YEAR, AS PREVIOUSLY RE-
 PORTED.................                 112,440,622                22,311,472                  2,974,740
ADJUSTMENT FOR EXCLUDED
 CONTRACTS
 (NOTE 4)...............                   2,336,470                 2,911,323                    957,570
                          ------------  ------------  -----------  -----------  ------------  -----------
NET ASSETS--BEGINNING OF
 YEAR,
 AS RESTATED............   164,329,075   114,777,092   31,892,253   25,222,795     8,054,479    3,932,310
                          ------------  ------------  -----------  -----------  ------------  -----------
NET ASSETS--END OF
 YEAR...................  $238,886,242  $164,329,075  $43,700,894  $31,892,253  $  7,996,235  $ 8,054,479
                          ============  ============  ===========  ===========  ============  ===========

                       See Notes to Financial Statements.

   STATE STREET RESEARCH        STATE STREET RESEARCH                                 STATE STREET RESEARCH
        DIVERSIFIED                   AGGRESSIVE            METLIFE STOCK INDEX           INTERNATIONAL
          DIVISION                 GROWTH DIVISION                DIVISION               STOCK DIVISION
 ----------------------------  -------------------------  -------------------------  ------------------------
                 AS RESTATED                 AS RESTATED                AS RESTATED               AS RESTATED
     1997            1996          1997         1996          1997         1996         1997         1996
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
 $ 22,302,995    $  9,021,710  $  3,470,806  $ 1,735,559  $  1,186,647  $   668,041  $  (232,079) $    26,852
      418,723         626,567       136,827      356,580     1,210,648      992,755      (84,952)       7,882
    1,103,869       3,195,414     2,615,059    1,727,152    13,344,725    3,305,639     (691,181)    (643,946)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   23,825,587      12,843,691     6,222,692    3,819,291    15,742,020    4,966,435   (1,008,212)    (609,212)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   41,236,061      34,685,709    52,235,040   47,883,634    38,059,853   18,825,744   11,240,912   12,149,313
   (4,829,385)     (4,063,905)   (3,613,975)  (2,963,448)   (1,198,193)    (754,780)  (1,139,393)    (680,851)
    1,557,340         444,154    (5,941,719)   2,977,777     9,580,428    6,207,785   (3,084,541)    (323,788)
  (19,209,913)    (16,290,905)  (20,670,473) (18,671,965)  (13,547,536)  (6,979,516)  (5,008,528)  (2,938,187)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   18,754,103      14,775,053    22,008,873   29,225,998    32,894,552   17,299,233    2,008,450    8,206,487
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   42,579,690      27,618,744    28,231,565   33,045,289    48,636,572   22,265,668    1,000,238    7,597,275
                 ------------                -----------                -----------               -----------
                   84,180,741                 54,331,797                 13,425,770               17,296, 137
                    1,020,582                  3,047,385                  1,768,602                 1,232,305
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
  112,820,067      85,201,323    90,424,471   57,379,182    37,460,040   15,194,372   26,125,717   18,528,442
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
 $155,399,757    $112,820,067  $118,656,036  $90,424,471  $ 86,096,612  $37,460,040  $27,125,955  $26,125,717
 ============    ============  ============  ===========  ============  ===========  ===========  ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                                FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
                          --------------------------------------------------------------
                          LOOMIS SAYLES                   T. ROWE PRICE
                           HIGH YIELD        JANUS          SMALL CAP    SCUDDER GLOBAL
                          BOND DIVISION MID CAP DIVISION GROWTH DIVISION EQUITY DIVISION
                          ------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................   $   59,549      $    5,937      $   (8,790)     $   23,414
 Net realized gain from
  security transac-
  tions.................        9,361          26,779          47,764          21,982
 Change in unrealized
  appreciation (depreci-
  ation)
  of investments........      (70,093)        223,402          47,067          (8,556)
                           ----------      ----------      ----------      ----------
 Net increase (decrease)
  in net assets result-
  ing from
  operations............       (1,183)        256,118          86,041          36,840
                           ----------      ----------      ----------      ----------
 From capital
  transactions:
 Net premiums...........      590,158       2,676,784       1,816,732       1,425,649
 Redemptions............       (1,126)        (46,974)        (40,707)         (7,873)
 Net portfolio trans-
  fers..................    1,002,454       1,554,471       3,110,800       1,855,028
 Other net transfers....     (107,178)       (577,161)       (414,754)       (286,303)
                           ----------      ----------      ----------      ----------
 Net increase in net as-
  sets resulting from
  capital
  transactions..........    1,484,308       3,607,120       4,472,071       2,986,501
                           ----------      ----------      ----------      ----------
NET CHANGE IN NET
 ASSETS.................    1,483,125       3,863,238       4,558,112       3,023,341
NET ASSETS--BEGINNING OF
 PERIOD.................          --              --              --              --
                           ----------      ----------      ----------      ----------
NET ASSETS--END OF PERI-
 OD.....................   $1,483,125      $3,863,238      $4,558,112      $3,023,341
                           ==========      ==========      ==========      ==========

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of eleven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund'). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life. On March 3, 1997, operations commenced for the four new investment divisions added to the Separate Account on that date: the Loomis Sayles High Yield Bond Division, the Janus Mid Cap Division, the T. Rowe Price Small Cap Growth Division and the Scudder Global Equity Division.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the eleven designated portfolios of the Fund in which the eleven investment divisions of the Separate Account invests as of December 31, 1997 is included as Note 5.

  B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C. FEDERAL INCOME TAXES

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D. NET PREMIUMS

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2. DIVIDENDS

  On April 16, 1997 and December 18, 1997, the Fund declared dividends for all shareholders of record on April 25, 1997 and December 30, 1997, respectively. The amount of dividends received by the Separate Account was $75,078,657. The dividends were paid to Metropolitan Life on April 25, 1997 and December 30, 1997, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the eleven investment divisions increased by the following: State Street Research Growth Portfolio, 1,371,274 shares; State Street Research Income Portfolio, 231,057 shares; State Street Research Money Market Portfolio, 40,663 shares; State Street Research Diversified Portfolio, 1,404,733 shares; State Street Research Aggressive Growth Portfolio, 182,267 shares; MetLife Stock Index Portfolio, 60,453 shares; State Street Research International Stock Portfolio, 0 shares; Loomis Sayles High Yield Bond Portfolio, 6,294 shares; Janus Mid Cap Portfolio, 1,175 shares; T. Rowe Price Small Cap Growth Portfolio, 41 shares; and Scudder Global Equity Portfolio, 2,836 shares.

3. EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a charge against the assets attributable to the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge varies by policy type but will not be higher than an effective annual rate of .90% of the average daily value of the net assets or the monthly anniversary value of the net assets in the Separate Account which are attributable to such policies.

4. RESTATEMENT FOR EXCLUDED CONTRACTS

  Subsequent to the issuance of the Separate Account 1996 financial statements, Metropolitan Life management determined that the 1996 and prior year financial statements inadvertently excluded amounts related to two groups of insurance contracts included in subsidiary accounting records applicable to the Separate Account. As a result the 1996 financial statements have been restated from the amounts previously reported to include such amounts. A summary of the effects of the restatement on net increase (decrease) in net assets resulting from operations ("Operations") and net increase in net assets resulting from capital transactions ("Capital Transactions") for the year ended December 31, 1996 is as follows:

                                     OPERATIONS           CAPITAL TRANSACTIONS
                               ------------------------  -----------------------
                                                AS                       AS
                                            PREVIOUSLY               PREVIOUSLY
                               AS RESTATED   REPORTED    AS RESTATED  REPORTED
                               -----------  -----------  ----------- -----------
State Street Research Growth
 Division....................  $27,097,706  $26,165,771  $22,454,277 $20,291,179
State Street Research Income
 Division....................      958,741      789,262    5,710,717   4,157,019
State Street Research Money
 Market Division.............      250,236      162,166    3,871,933   2,982,949
State Street Research Diver-
 sified Division.............   12,843,691   12,559,668   14,775,053  13,727,050
State Street Research Aggres-
 sive Growth Division........    3,819,291    3,487,444   29,225,998  25,921,962
MetLife Stock Index Divi-
 sion........................    4,966,435    4,138,300   17,299,233  14,469,444
State Street Research Inter-
 national Stock Division.....     (609,212)    (550,732)   8,206,487   6,923,935

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1997

  Below are summarized information of the investments of the portfolios of the Fund in which each of the investment divisions invest.

                         METROPOLITAN SERIES FUND, INC.

                           STATE STREET            STATE STREET          STATE STREET           STATE STREET
                             RESEARCH                RESEARCH              RESEARCH               RESEARCH
                              GROWTH                  INCOME             MONEY MARKET           DIVERSIFIED
                            PORTFOLIO               PORTFOLIO             PORTFOLIO              PORTFOLIO
                          --------------           ------------          ------------          --------------
COMMON STOCK
 Aerospace..............  $   55,477,881    (2.4%)                                             $   25,844,668   (1.3%)
 Automotive.............      43,379,027    (1.8%)                                                 20,079,121   (1.0%)
 Banking................     205,479,175    (8.7%)                                                 95,552,627   (4.8%)
 Broadcasting...........     124,133,525    (5.3%)                                                 56,726,174   (2.9%)
 Business Services......      25,546,853    (1.1%)                                                 11,853,663   (0.6%)
 Chemicals..............     105,409,887    (4.5%)                                                 48,725,475   (2.5%)
 Drugs & Health Care....     150,504,102    (6.4%)                                                 70,602,148   (3.6%)
 Electrical Equipment...      94,815,937    (4.0%)                                                 43,986,787   (2.2%)
 Electronics............      77,962,605    (3.3%)                                                 36,467,790   (1.8%)
 Entertainment &
  Leisure...............      22,431,812    (1.0%)                                                 10,385,217   (0.5%)
 Financial Services.....      35,764,865    (1.5%)                                                 16,588,059   (0.8%)
 Food & Beverages.......      74,536,480    (3.2%)                                                 34,639,368   (1.7%)
 Forest Products &
  Paper.................      45,897,963    (2.0%)                                                 21,753,294   (1.1%)
 Hospital Management....      16,383,625    (0.7%)                                                  7,608,812   (0.4%)
 Household Products.....      36,627,032    (1.6%)                                                 17,004,594   (0.9%)
 Insurance..............     101,332,113    (4.3%)                                                 47,329,837   (2.4%)
 Machinery..............      16,361,400    (0.7%)                                                  7,592,400   (0.4%)
 Medical Supply.........      45,413,162    (1.9%)                                                 21,172,712   (1.1%)
 Metals--Steel & Iron...      23,359,400    (1.0%)                                                 10,840,668   (0.5%)
 Miscellaneous..........      68,513,025    (2.9%)                                                 31,886,225   (1.6%
 Office & Business
  Equipment.............     111,018,537    (4.7%)                                                 51,900,043   (2.6%)
 Oil....................      40,733,670    (1.7%)                                                 19,133,347   (1.0%)
 Oil & Gas Exploration..      54,241,001    (2.3%)                                                 25,252,861   (1.3%)
 Oil--Domestic..........      47,151,675    (2.0%)                                                 20,900,250   (1.1%)
 Oil--International.....      23,614,913    (1.0%)                                                 10,994,644   (0.6%)
 Retail Grocery.........      74,417,500    (3.2%)                                                 34,970,447   (1.8%)
 Retail Trade...........     183,384,019    (7.8%)                                                 85,473,643   (4.3%)
 Software...............      25,740,375    (1.1%)                                                 12,118,958   (0.6%)
 Tobacco................      47,328,906    (2.0%)                                                 22,112,500   (1.1%)
 Transportation--
  Trucking..............               0    (0.0%)                                                         63   (0.0%)
 Utilities--Electric....      91,202,222    (3.9%)                                                 25,835,899   (1.3%)
 Utilities--Telephone...      43,652,700    (1.9%)                                                 36,947,828   (1.8%)
                          --------------                                                       --------------
 Total Common Stock.....   2,111,815,387   (89.9%)                                                982,280,122  (49.6%)
                          --------------                                                       --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Asset Backed...........                           $ 12,067,182   (2.9%)                           29,417,837   (1.5%)
 Banking................                             23,128,825   (5.6%)                           42,344,898   (2.1%)
 Broadcasting...........                              3,944,733   (1.0%)                            7,737,746   (0.4%)
 Collateralized Mortgage
  Obligations...........                             24,819,316   (6.0%)                           49,612,357   (2.5%)
 Financial Services.....                             60,775,829  (14.8%)                          129,445,268   (6.5%)
 Government Sponsored :
  Federally Chartered...                              5,506,656   (1.3%)                            6,323,235   (0.3%)
 Government Sponsored :
  State Chartered.......                              2,042,474   (0.5%)                            4,057,347   (0.2%)
 Healthcare Services....                             10,036,465   (2.4%)                           15,063,888   (0.8%)
 Household Products.....                              3,962,600   (1.0%)                            7,724,563   (0.4%)
 Industrials............                             24,078,102   (5.9%)                           66,622,264   (3.4%)
 Newspapers.............                              4,677,541   (1.1%)                            7,990,940   (0.4%)
 Restaurant.............                              3,362,275   (0.8%)                            4,226,860   (0.2%)
 Utilities--Electric....                             12,459,882   (3.0%)                           13,174,510   (0.7%)
 Utilities--Telephone...                                      0   (0.0%)                            5,119,400   (0.2%)
                                                   ------------                                --------------
 Total Corporate Bonds..                            190,861,880  (46.3%)                          388,861,113  (19.6%)
                                                   ------------                                --------------
 Federal Agency
  Obligations...........                             21,608,734   (5.2%)                           32,463,133   (1.6%)
 Federal Treasury
  Obligations...........                            121,993,026  (29.6%)                          296,514,139  (15.0%)
 Foreign Obligations....                             29,919,864   (7.3%)                           64,010,479   (3.2%)
 Yankee Bonds...........                             22,911,597   (5.6%)                           40,757,635   (2.1%)
                                                   ------------                                --------------
 Total Bonds............                            387,295,101  (94.0%)                          822,606,499  (41.5%)
                                                   ------------                                --------------
SHORT-TERM OBLIGATIONS
 Banker's Acceptance....                                                 $ 1,999,504    (5.1%)
 Commercial Paper.......                                                  35,110,031   (88.9%)
 Federal Agency
  Obligations...........                                                   1,999,174    (5.1%)
 Financial Services.....     260,576,843   (11.1%)   18,926,000   (4.6%)                          175,117,291   (8.8%)
                          --------------           ------------          -----------           --------------
 Total Short-Term
  Obligations...........     260,576,843   (11.1%)   18,926,000   (4.6%)  39,108,709   (99.1%)    175,117,291   (8.8%)
                          --------------           ------------          -----------           --------------
TOTAL INVESTMENTS.......   2,372,392,230  (101.0%)  406,221,101  (98.6%)  39,108,709   (99.1%)  1,980,003,912  (99.9%)
 Other Assets Less
  Liabilities...........     (23,330,647)  (-1.0%)    5,969,530   (1.4%)     371,130    (0.9%)      2,227,802   (0.1%)
                          --------------           ------------          -----------           --------------
NET ASSETS..............  $2,349,061,583  (100.0%) $412,190,631 (100.0%) $39,479,839  (100.0%) $1,982,231,714 (100.0%)
                          ==============           ============          ===========           ==============

                         METROPOLITAN SERIES FUND, INC.

                                                     STATE STREET           STATE STREET
                                                       RESEARCH               RESEARCH
                               METLIFE                AGGRESSIVE            INTERNATIONAL
                             STOCK INDEX                GROWTH                  STOCK
                              PORTFOLIO               PORTFOLIO               PORTFOLIO
                            --------------          --------------          -------------
 COMMON STOCK
 Aerospace...............   $   40,637,466   (2.0%) $   11,289,881   (0.8%) $  2,387,852    (0.9%)
 Automotive..............       45,456,508   (2.3%)     28,967,250   (2.1%)    5,015,967    (1.9%)
 Banking.................      184,244,814   (9.1%)     29,889,600   (2.1%)   40,150,993   (15.0%)
 Broadcasting............       34,958,314   (1.7%)     34,642,109   (2.5%)    3,027,948    (1.1%)
 Building &
 Construction............       13,042,869   (0.7%)                            1,588,198    (0.6%)
 Business Services.......       25,038,859   (1.2%)    264,032,617  (19.0%)    5,966,734    (2.2%)
 Chemicals...............       55,137,636   (2.7%)                            4,039,673    (1.5%)
 Computer Equipment &
 Service.................                               34,881,231   (2.5%)
 Construction Materials..                                                      7,498,217    (2.8%)
 Construction & Mining
 Equipment...............                                8,304,900   (0.6%)
 Consumer Products.......                                                      1,829,846    (0.7%)
 Containers & Glass......        5,472,575   (0.3%)                            1,006,387    (0.4%)
 Cosmetics...............        5,512,025   (0.3%)     11,648,975   (0.8%)
 Drugs & Health Care.....      157,334,686   (7.8%)     42,144,363   (3.0%)   21,570,856    (8.1%)
 Education...............                                7,437,875   (0.5%)
 Electrical Equipment....       82,536,849   (4.1%)                            2,041,231    (0.7%)
 Electronics.............       84,752,427   (4.2%)    123,061,789   (8.8%)    7,720,814    (2.9%)
 Energy..................                                                      1,160,064    (0.4%)
 Entertainment &
 Leisure.................       18,716,901   (0.9%)     46,907,107   (3.4%)    3,136,901    (1.2%)
 Financial Services......       84,711,977   (4.2%)     72,052,419   (5.2%)      982,925    (0.4%)
 Food & Beverages........      114,340,308   (5.7%)      9,929,888   (0.7%)   11,047,677    (4.1%)
 Forest Products &
 Paper...................       22,113,212   (1.1%)                            4,201,571    (1.6%)
 General Business........                                                        588,933    (0.2%)
 Healthcare Services.....                                   43,554   (0.0%)
 Hospital Management.....       11,028,388   (0.5%)     14,045,000   (1.0%)
 Hotel & Motel...........        5,444,538   (0.3%)     23,227,899   (1.7%)
 Household Appliances &
 Home Furnishings........        4,813,163   (0.2%)                            2,290,994    (0.9%)
 Household Products......       64,582,375   (3.2%)                            1,266,205    (0.5%)
 Insurance...............       79,897,474   (4.0%)     35,200,306   (2.5%)   19,743,473    (7.4%)
 Liquor..................        2,688,400   (0.1%)
 Machinery...............       21,529,430   (1.1%)                            5,393,875    (2.0%)
 Medical Supply..........       52,060,343   (2.6%)     21,603,563   (1.6%)
 Metals--Aluminum........        4,689,262   (0.2%)
 Metals--Gold............        4,638,780   (0.2%)
 Metals--Non-Ferrous.....        2,126,308   (0.1%)                            5,000,016    (1.9%)
 Metals--Steel & Iron....        3,137,730   (0.2%)      1,647,825   (0.1%)    2,926,945    (1.1%)
 Mining..................        2,634,900   (0.1%)      1,189,500   (0.1%)      620,596    (0.2%)
 Miscellaneous...........       12,701,499   (0.6%)     22,837,675   (1.6%)    1,002,644    (0.4%)
 Multi-Industry..........       12,758,726   (0.6%)                            9,623,993    (3.6%)
 Newspapers..............       13,177,443   (0.7%)                              789,576    (0.3%)
 Office & Business
 Equipment...............      108,801,022   (5.4%)    120,385,619   (8.7%)
 Oil & Gas Exploration...          905,738   (0.0%)                            3,386,080    (1.3%)
 Oil--Domestic...........       34,654,774   (1.7%)
 Oil--International......      107,077,494   (5.3%)                           14,022,941    (5.2%)
 Oil--Services...........       24,773,387   (1.2%)     12,017,500   (0.9%)
 Personal Care...........                                                        618,289    (0.2%)
 Photography.............        6,809,362   (0.3%)
 Pollution Control.......        4,725,750   (0.2%)      3,842,575   (0.3%)
 Printing & Publishing...        6,863,863   (0.3%)     10,278,600   (0.7%)    1,324,259    (0.5%)
 Real Estate.............                                                      3,294,667    (1.2%)
 Restaurant..............        9,458,756   (0.5%)      2,436,537   (0.2%)
 Retail Grocery..........       10,371,392   (0.5%)     21,435,425   (1.5%)
 Retail Trade............       85,410,978   (4.2%)    130,225,513   (9.4%)    9,107,736    (3.4%)[
 Software................       59,131,545   (2.9%)     68,992,501   (5.0%)
 Telecommunications
 Equipment & Services....                               15,880,518   (1.1%)    4,694,678    (1.8%)
 Textiles & Apparel......        6,077,783   (0.3%)     26,273,281   (1.9%)      954,522    (0.4%)
 Tires & Rubber..........        5,458,800   (0.3%)                            1,191,661    (0.4%)
 Tobacco.................       29,937,401   (1.5%)     14,880,625   (1.1%)
 Toys & Amusements.......        4,075,259   (0.2%)                            3,087,999    (1.2%)
 Transportation--
 Airlines................       11,143,931   (0.6%)                            2,799,020    (1.0%)
 Transportation--
 Railroad................       13,732,100   (0.7%)                            3,894,818    (1.5%)
 Transportation--
 Trucking................        1,172,450   (0.1%)
 Utilities--Electric.....       59,636,673   (3.0%)                            4,866,641    (1.8%)
 Utilities--Gas
 Distribution &
 Pipelines...............       14,279,257   (0.7%)                            1,658,516    (0.6%)
 Utilities--
 Miscellaneous...........                                                      8,432,787    (3.2%)
 Utilities--Telephone....      130,153,229   (6.4%)     27,899,850   (2.0%)   11,476,736    (4.3%)
                            --------------          --------------          ------------
 Total Common Stock......    2,006,567,129  (99.3%)  1,299,533,870  (93.4%)  248,432,454   (93.0%)
                            --------------          --------------          ------------
 PREFERRED STOCK
 Banking.................                                                   $  1,885,762    (0.7%)
 Chemicals...............                                                        706,634    (0.3%)
 Retail Trade............                                                        484,538    (0.2%)
 Software................                                                        808,024    (0.3%)
                            --------------          --------------          ------------
 Total Preferred Stock...                0   (0.0%)              0   (0.0%)    3,884,958    (1.5%)
                            --------------          --------------          ------------
 Total Equity
 Securities..............    2,006,567,129  (99.3%)  1,299,533,870  (93.4%)  252,317,412   (94.5%)
 SHORT-TERM OBLIGATIONS
 Federal Treasury
 Obligations.............          947,146   (0.1%)
 Financial Services......                               82,499,000   (5.9%)
 Finance.................        8,748,846   (0.4%)
 Time Deposit............                                                     11,000,000    (4.1%)
                            --------------          --------------          ------------
 Total Short-Term
 Obligations.............        9,695,992   (0.5%)     82,499,000   (5.9%)   11,000,000    (4.1%)
                            --------------          --------------          ------------
 TOTAL INVESTMENTS.......    2,016,263,121  (99.8%)  1,382,032,870  (99.3%)  263,317,412   (98.6%)
 Other Assets Less
 Liabilities.............        4,216,915   (0.2%)      9,922,742   (0.7%)    3,771,397    (1.4%)
                            --------------          --------------          ------------
 NET ASSETS..............   $2,020,480,036 (100.0%) $1,391,955,612 (100.0%) $267,088,809  (100.0%)
                            ==============          ==============          ============

                         METROPOLITAN SERIES FUND, INC.

                                                         LOOMIS SAYLES
                                                        HIGH YIELD BOND
                                                           PORTFOLIO
                                                        ---------------
COMMON STOCK
 Banking...............................................   $    29,699     (0.1%)
 Forest Products & Paper...............................       171,511     (0.6%)
 Real Estate...........................................       299,587     (1.1%)
 Utilities--Electric...................................       105,000     (0.4%)
 Utilities--Telephone..................................         8,409     (0.0%)
                                                          -----------
 Total Common Stock....................................       614,206     (2.2%)
                                                          -----------
PREFERRED STOCK
 Metals--Steel & Iron..................................       269,750     (1.0%)
 Oil--Services.........................................        30,400     (0.1%)
 Transportation--Trucking..............................        66,800     (0.2%)
 Utilities--Electric...................................        87,336     (0.3%)
                                                          -----------
 Total Preferred Stock.................................       454,286     (1.6%)
                                                          -----------
LONG-TERM DEBT SECURITIES
Convertible Bonds:
 Broadcasting..........................................        96,750     (0.4%)
 Business Services.....................................       152,250     (0.6%)
 Computer Equipment & Service..........................     1,038,775     (3.7%)
 Electrical Equipment..................................        32,800     (0.1%)
 Electronics...........................................       638,250     (2.3%)
 Entertainment & Leisure...............................       234,750     (0.9%)
 Foreign Obligations...................................     1,350,438     (4.9%)
 Industrials...........................................       633,650     (2.3%)
 Medical Supply........................................       298,500     (1.1%)
 Metals--Steel & Iron..................................         2,000     (0.0%)
 Mining................................................       522,250     (1.9%)
 Miscellaneous.........................................       452,050     (1.6%)
 Oil--International....................................        37,167     (0.1%)
 Pollution Control.....................................       255,469     (0.9%)
 Real Estate...........................................        96,000     (0.3%)
 Restaurant............................................       682,625     (2.5%)
 Retail Trade..........................................        84,250     (0.3%)
 Textiles & Apparel....................................       317,000     (1.1%)
 Transportation--Trucking..............................       116,800     (0.4%)
 Utilities--Telephone..................................       310,000     (1.1%)
                                                          -----------
 Total Convertible Bonds...............................     7,351,774    (26.5%)
                                                          -----------
Corporate Bonds:
 Automotive............................................       177,500     (0.6%)
 Broadcasting..........................................     1,445,555     (5.2%)
 Collateralized Mortgage Obligations...................        98,000     (0.4%)
 Computer Equipment & Service..........................     1,017,754     (3.7%)
 Electronics...........................................       275,525     (1.0%)
 Financial Services....................................       793,750     (2.9%)
 Food & Beverages......................................       997,719     (3.6%)
 Industrials...........................................       525,236     (1.9%)
 Metals--Steel & Iron..................................       152,004     (0.5%)
 Pollution Control.....................................       120,000     (0.4%)
 Real Estate...........................................       247,500     (0.9%)
 Retail Grocery........................................       169,500     (0.6%)
 Retail Trade..........................................       526,625     (1.9%)
 Telecommunications Equipment & Services...............       525,825     (1.9%)
 Utilities--Electric...................................       778,000     (2.8%)
 Utilities--Telephone..................................     2,393,688     (8.6%)
                                                          -----------
 Total Corporate Bonds.................................    10,244,181    (36.9%)
                                                          -----------
 Foreign Obligations...................................     4,150,064    (14.9%)
 Yankee Bonds..........................................     3,152,009    (11.3%)
                                                          -----------
 Total Bonds...........................................    24,898,028    (89.6%)
TOTAL SHORT-TERM OBLIGATIONS--REPURCHASE AGREEMENTS....     1,782,000     (6.4%)
                                                          -----------
TOTAL INVESTMENTS......................................    27,748,520    (99.8%)
 Other Assets Less Liabilities.........................        55,146     (0.2%)
                                                          -----------
NET ASSETS.............................................   $27,803,666   (100.0%)
                                                          ===========

                         METROPOLITAN SERIES FUND, INC.

                               JANUS                T. ROWE PRICE               SCUDDER
                              MID CAP              SMALL CAP GROWTH          GLOBAL EQUITY
                             PORTFOLIO                PORTFOLIO                PORTFOLIO
                            ------------           ----------------          -------------
 COMMON STOCK
 Aerospace...............                            $ 1,929,398       2.1%)  $   582,356    (1.0%)
 Automotive..............   $    868,848    (0.8%)     1,535,550      (1.6%)      334,050    (0.6%)
 Banking.................      2,514,292    (2.4%)     3,793,175      (4.0%)    2,528,176    (4.2%)
 Biotechnology...........                                737,930      (0.8%)      109,238    (0.2%)
 Broadcasting............      9,592,084    (9.2%)     2,176,161      (2.3%)      668,014    (1.1%)
 Building &
  Construction...........                              1,339,459      (1.4%)
 Business Services.......      8,259,757    (8.0%)     9,108,644      (9.7%)      473,850    (0.8%)
 Chemicals...............                                488,150      (0.5%)    4,301,881    (7.1%)
 Computer Equipment &
  Service................      1,355,650    (1.3%)     4,896,551      (5.2%)
 Construction Materials..      5,772,605    (5.6%)       911,288      (1.0%)      511,486    (0.8%)
 Construction & Mining
  Equipment..............        512,742    (0.5%)
 Consumer Products.......                                327,816      (0.4%)    1,038,234    (1.7%)
 Consumer Services.......                                                         230,503    (0.4%)
 Cosmetics...............                                269,325      (0.3%)
 Drugs & Health Care.....      9,479,980    (9.1%)     7,326,342      (7.8%)    1,893,125    (3.1%)
 Education...............      4,412,464    (4.3%)       985,719      (1.0%)
 Electrical Equipment....      3,993,096    (3.9%)     2,149,376      (2.3%)    1,121,131    (1.7%)
 Electronics.............      5,015,736    (4.8%)     6,660,654      (7.1%)      850,606    (1.4%)
 Energy..................                                605,906      (0.6%)
 Entertainment &
  Leisure................      2,498,617    (2.4%)     2,547,108      (2.7%)
 Financial Services......      9,266,979    (8.9%)     1,936,243      (2.1%)    1,252,399    (2.1%)
 Food & Beverages........      1,822,511    (1.8%)       552,782      (0.6%)    1,693,834    (2.8%)
 Forest Products &
  Paper..................                                 52,594      (0.1%)      261,625    (0.4%)
 Healthcare Services.....      1,858,959    (1.8%)     2,159,197      (2.3%)
 Hotel & Motel...........                                981,770      (1.0%)
 Household Appliances &
  Home Furnishings.......                                617,587      (0.7%)
 Insurance...............      2,665,512    (2.6%)     3,326,513      (3.5%)    7,298,843   (12.0%)
 Machinery...............                                 69,400      (0.1%)      584,593    (1.0%)
 Medical Supply..........                              1,846,006      (2.0%)    1,113,861    (1.8%)
 Metals--Gold............                                 14,688      (0.0%)      247,458    (0.4%)
 Metals--Non-Ferrous.....                                364,000      (0.4%)      213,760    (0.4%)
 Metals--Steel & Iron....                                                         458,394    (0.8%)
 Mining..................                                                         443,368    (0.7%)
 Miscellaneous...........                              1,842,291      (2.0%)
 Multi-Industry..........      1,319,463    (1.3%)                              1,727,416    (2.8%)
 Office & Business
  Equipment..............      1,772,944    (1.7%)     2,371,144      (2.5%)    1,768,470    (2.9%)
 Oil & Gas Exploration...                              1,892,111      (2.0%)
 Oil--Domestic...........                                 46,575      (0.0%)
 Oil--International......                                                       1,329,968    (2.2%)
 Oil--Services...........                              1,363,250      (1.4%)      523,959    (0.9%)
 Plastics................      1,356,956    (1.3%)       333,450      (0.4%)
 Pollution Control.......                                448,322      (0.5%)
 Printing & Publishing...                                 38,375      (0.0%)      148,548    (0.2%)
 Real Estate.............      2,574,758    (2.5%)       453,506      (0.5%)      326,281    (0.5%)
 Restaurant..............      9,003,672    (8.7%)       956,133      (1.0%)
 Retail Grocery..........        323,275    (0.3%)       565,025      (0.6%)
 Retail Trade............      3,673,828    (3.5%)     6,760,914      (7.2%)      264,075    (0.4%)
 Shipbuilding............                                416,500      (0.4%)
 Software................      3,020,850    (2.9%)     6,090,820      (6.5%)    1,565,031    (2.6%)
 Technology..............                                 16,949      (0.0%)
 Telecommunications
  Equipment & Services...                              4,621,813      (4.9%)      521,314    (0.9%)
 Textiles & Apparel......                              1,289,919      (1.4%)
 Tires & Rubber..........                                                         458,339    (0.8%)
 Transportation..........                                327,750      (0.3%)
 Transportation--
  Airlines...............      1,388,156    (1.3%)       567,225      (0.6%)    1,067,700    (1.8%)
 Transportation--
  Railroad...............                                494,413      (0.5%)      711,123    (1.2%)
 Transportation--
  Trucking...............                                346,544      (0.4%)
 Utilities--Electric.....      2,729,894    (2.6%)                              3,366,089    (5.5%)
 Utilities--Gas
  Distribution &
  Pipelines..............                                                         619,281    (1.0%)
 Utilities--
  Miscellaneous..........        552,834    (0.5%)
 Utilities--Telephone....      1,637,908    (1.6%)     1,031,758      (1.1%)      963,189    (1.6%)
                            ------------             -----------              -----------
 Total Common Stock......     99,244,370   (95.6%)    91,984,119     (97.8%)   43,571,568   (71.8%)
                            ------------             -----------              -----------
 PREFERRED STOCK
 Food & Beverages........                                                         369,607    (0.6%)
 Metals--Steel & Iron....                                                         651,921    (1.1%)
 Oil--International......                                                         950,554    (1.6%)
 Software................                                                         686,984    (1.1%)
                            ------------             -----------              -----------
 Total Preferred Stock...            --     (0.0%)           --       (0.0%)    2,659,066    (4.4%)
                            ------------             -----------              -----------
 Total Equity
  Securities.............     99,244,370   (95.6%)    91,984,119     (97.8%)   46,230,634   (76.2%)
 LONG-TERM DEBT
  SECURITIES
 Federal Treasury
  Obligations............                                                       8,051,582   (13.2%)
 Foreign Obligations.....                                                       1,873,970    (3.1%)
                            ------------             -----------              -----------
 Total Long-Term Debt
  Securities.............            --     (0.0%)           --       (0.0%)    9,925,552   (16.3%)
 SHORT-TERM OBLIGATIONS
 Commercial Paper........                                                       1,879,000    (3.1%)
 Banking.................                                410,282      (0.4%)
 Federal Agency
  Obligations............      4,999,167    (4.8%)     1,518,800      (1.6%)    3,999,472    (6.6%)
 Financial Services......      4,899,088    (4.7%)     1,657,167      (1.8%)
                            ------------             -----------              -----------
 Total Short-Term
  Obligations............      9,898,255    (9.5%)     3,586,249      (3.8%)    5,878,472    (9.7%)
                            ------------             -----------              -----------
 TOTAL INVESTMENTS.......    109,142,625  (105.1%)    95,570,368    (101.6%)   62,034,658  (102.2%)
 Other Assets Less
  Liabilities............     (5,290,984)  (-5.1%)    (1,550,362)    (-1.6%)   (1,322,516)  (-2.2%)
                            ------------             -----------              -----------
 NET ASSETS..............   $103,851,641  (100.0%)   $94,020,006    (100.0%)  $60,712,142  (100.0%)
                            ============             ===========              ===========

                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1997--(CONCLUDED)

  The value of the investments of the Fund's portfolios are determined using the following valuation techniques. Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity Portfolio which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or it delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost, method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

                       INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "company") as of December 31, 1997 and 1996 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the company at December 31, 1997 and 1996 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, the company has changed the method of accounting for investment income on certain structured securities.

Deloitte & Touche LLP

New York, New York

February 12, 1998, except for Note 17,

as to which the date is March 12, 1998

                    METROPOLITAN LIFE INSURANCE COMPANY

                        CONSOLIDATED BALANCE SHEETS

                        DECEMBER 31, 1997 AND 1996

                               (IN MILLIONS)

                                                        NOTES   1997      1996
                                                        ----- --------  --------
ASSETS
Investments:
  Fixed Maturities:.................................... 2,15
    Available for Sale, at Estimated Fair Value........       $ 92,630  $ 75,039
    Held to Maturity, at Amortized Cost................            --     11,322
  Equity Securities.................................... 2,15     4,250     2,816
  Mortgage Loans on Real Estate........................ 2,15    20,247    18,964
  Policy Loans.........................................   15     5,846     5,842
  Real Estate..........................................    2     6,111     7,498
  Real Estate Joint Ventures...........................    4       680       851
  Other Limited Partnership Interests..................    4       855     1,004
  Leases and Leveraged Leases..........................    2     2,123     1,763
  Short-Term Investments...............................   15       705       741
  Other Invested Assets................................          2,338     2,692
                                                              --------  --------
    Total Investments..................................        135,785   128,532
Cash and Cash Equivalents..............................   15     2,871     2,325
Deferred Policy Acquisition Costs......................          6,436     7,227
Accrued Investment Income..............................          1,860     1,611
Premiums and Other Receivables.........................    5     3,280     2,916
Deferred Income Taxes Recoverable......................    6       --         37
Other Assets...........................................          3,055     2,340
Separate Account Assets................................         48,620    43,763
                                                              --------  --------
Total Assets...........................................       $201,907  $188,751
                                                              ========  ========
LIABILITIES AND EQUITY
Liabilities
Future Policy Benefits.................................    5  $ 72,125  $ 69,115
Policyholder Account Balances..........................   15    48,533    47,674
Other Policyholder Funds...............................          4,681     4,758
Policyholder Dividends Payable.........................          1,373     1,348
Short- and Long-Term Debt.............................. 9,15     7,203     5,257
Income Taxes Payable:..................................    6
  Current..............................................            480       599
  Deferred.............................................            472       --
Other Liabilities......................................          4,695     4,618
Separate Account Liabilities...........................         48,338    43,399
                                                              --------  --------
Total Liabilities......................................        187,900   176,768
                                                              --------  --------
Commitments and Contingencies (Notes 2 and 10)
Equity
Retained Earnings......................................         12,140    10,937
Net Unrealized Investment Gains........................    3     1,898     1,028
Foreign Currency Translation Adjustments...............            (31)       18
                                                              --------  --------
Total Equity...........................................   16    14,007    11,983
                                                              --------  --------
Total Liabilities and Equity...........................       $201,907  $188,751
                                                              ========  ========

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                    CONSOLIDATED STATEMENTS OF EARNINGS

         FOR THE YEARS ENDED DECEMBER 31, 1997, AND 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
REVENUES
Premiums......................................     5  $11,299  $11,462  $11,178
Universal Life and Investment-Type Product
 Policy Fee Income............................          1,458    1,243    1,177
Net Investment Income.........................     3    9,475    8,993    8,837
Investment Gains (Losses), Net................     3      798      231     (157)
Commissions, Fees and Other Income............          1,344    1,256      834
                                                      -------  -------  -------
    Total Revenues............................         24,374   23,185   21,869
                                                      -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................     5   12,328   12,399   11,915
Interest Credited to Policyholder Account Bal-
 ances........................................          2,874    2,868    3,143
Policyholder Dividends........................          1,720    1,728    1,786
Other Operating Costs and Expenses............    11    5,759    4,784    4,281
                                                      -------  -------  -------
    Total Benefits and Other Deductions.......         22,681   21,779   21,125
                                                      -------  -------  -------
Earnings from Continuing Operations Before In-
 come Taxes...................................          1,693    1,406      744
Income Taxes..................................     6      476      482      407
                                                      -------  -------  -------
Earnings from Continuing Operations...........          1,217      924      337
                                                      -------  -------  -------
Discontinued Operations:                          13
  Loss from Discontinued Operations (Net of
   Income Tax (Benefit) Expense of $(8) in
   1997, $(18) in 1996 and $32 in 1995).......            (14)     (52)     (54)
  (Loss) Gain on Disposal of Discontinued Op-
   erations (Net of Income Tax (Benefit) Ex-
   pense of $(11) in 1996 and $106 in 1995)...            --       (19)     416
                                                      -------  -------  -------
(Loss) Earnings from Discontinued Operations..            (14)     (71)     362
                                                      -------  -------  -------
Net Earnings..................................    16  $ 1,203  $   853  $   699
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF EQUITY

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
Retained Earnings, Beginning of Year..........        $10,937  $10,084  $ 9,385
Net Earnings..................................          1,203      853      699
                                                      -------  -------  -------
Retained Earnings, End of Year................         12,140   10,937   10,084
                                                      -------  -------  -------
Net Unrealized Investment Gains (Losses), Be-
 ginning of Year..............................          1,028    1,646     (955)
Change in Unrealized Investment Gains (Loss-
 es)..........................................     3      870     (618)   2,601
                                                      -------  -------  -------
Net Unrealized Investment Gains, End of Year..          1,898    1,028    1,646
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, Be-
 ginning of Year..............................             18       24       (2)
Change in Foreign Currency Translation Adjust-
 ments........................................            (49)      (6)      26
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, End
 of Year......................................            (31)      18       24
                                                      -------  -------  -------
Total Equity, End of Year.....................    16  $14,007  $11,983  $11,754
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                   CONSOLIDATED STATEMENTS OF CASH FLOWS

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                      1997      1996      1995
                                                    --------  --------  --------
Net Earnings                                        $  1,203  $    853  $    699
 Adjustments to Reconcile Net Earnings to Net Cash
  Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net.     (159)     (391)     (376)
  Change in Accrued Investment Income..............     (215)      350      (191)
  Change in Premiums and Other Receivables.........     (819)     (106)      (29)
  Change in Undistributed Income of Real Estate
   Joint Ventures and Other
   Limited Partnership Interests...................      163       (45)     (221)
  Gains from Sales of Investments and Businesses,
   Net.............................................   (1,029)     (428)     (595)
  Depreciation and Amortization Expenses...........      516       (18)       30
  Interest Credited to Policyholder Account Bal-
   ances...........................................    2,874     2,868     3,143
  Universal Life and Investment-Type Product Policy
   Fee Income......................................   (1,458)   (1,243)   (1,177)
  Change in Future Policy Benefits.................    1,641     2,149     2,332
  Change in Other Policyholder Funds...............       88       181       (66)
  Change in Income Taxes Payable...................      (99)     (134)      327
  Other, Net.......................................      512      (348)      947
                                                    --------  --------  --------
Net Cash Provided by Operating Activities..........    3,218     3,688     4,823
                                                    --------  --------  --------
Cash Flows from Investing Activities
 Sales, Maturities and Repayments of:
   Fixed Maturities................................   75,346    76,117    64,372
   Equity Securities...............................    1,821     2,069       694
   Mortgage Loans on Real Estate...................    2,381     2,380     3,182
   Real Estate.....................................    1,875     1,948     1,193
   Real Estate Joint Ventures......................      205       410       387
   Other Limited Partnership Interests.............      166       178        42
   Leases and Leveraged Leases.....................      192       102       123
 Purchases of:
   Fixed Maturities................................  (76,603)  (76,225)  (66,693)
   Equity Securities...............................   (2,121)   (2,742)     (781)
   Mortgage Loans on Real Estate...................   (4,119)   (4,225)   (2,491)
   Real Estate.....................................     (387)     (859)     (904)
   Real Estate Joint Ventures......................      (72)     (130)     (285)
   Other Limited Partnership Interests.............     (338)     (307)      (87)
   Assets to be Leased.............................     (738)     (585)     (383)
 Net Change in Short-Term Investments..............       37     1,028      (634)
 Net Change in Policy Loans........................       17      (128)     (112)
 Other, Net........................................      442        45      (308)
                                                    --------  --------  --------
Net Cash Used by Investing Activities..............   (1,896)     (924)   (2,685)
                                                    --------  --------  --------
Cash Flows from Financing Activities
 Policyholder Account Balances:
    Deposits.......................................   16,061    17,167    16,017
    Withdrawals....................................  (18,831)  (19,321)  (19,142)
 Additions to Long-Term Debt.......................      828       --        692
 Repayments of Long-Term Debt......................      (99)     (284)     (389)
 Net Increase (Decrease) in Short-Term Debt........    1,265        69       (78)
                                                    --------  --------  --------
Net Cash Used by Financing Activities..............     (776)   (2,369)   (2,900)
                                                    --------  --------  --------
Change in Cash and Cash Equivalents................      546       395      (762)
Cash and Cash Equivalents, Beginning of Year.......    2,325     1,930     2,692
                                                    --------  --------  --------
Cash and Cash Equivalents, End of Year............. $  2,871  $  2,325  $  1,930
                                                    ========  ========  ========
Supplemental Cash Flow Information
  Interest Paid.................................... $    422  $    310  $    280
                                                    ========  ========  ========
  Income Taxes Paid................................ $    589  $    497  $    283
                                                    ========  ========  ========

       See accompanying notes to consolidated financial statements.

                   METROPOLITAN LIFE INSURANCE COMPANY

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

    UNLESS OTHERWISE INDICATED, ALL AMOUNTS ARE IN MILLIONS OF DOLLARS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "company") provide life insurance and annuity products and pension, pension-related and investment-related products and services to individuals, corporations and other institutions. The company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Minority interest relating to certain consolidated entities amounted to $277 and $149 at December 31, 1997 and 1996, respectively, and is included in other liabilities. Significant intercompany transactions and balances have been eliminated in consolidation.

  Prior years' amounts have been reclassified to conform to the 1997 presentation.

  On December 31, 1995, the company reclassified (under one-time accounting implementation guidance) to available for sale certain held to maturity securities. On July 1, 1997, the company reclassified to available for sale all securities classified as held to maturity on that date as management concluded that all securities are now available for sale. As a result, consolidated equity at July 1, 1997 and December 31, 1995 increased by $198 and $135, respectively, excluding the effects of deferred income taxes, amounts attributable to participating pension contracts, and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

  During 1997 management changed to the retrospective interest method of accounting for investment income on structured note securities in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income is not material.

 VALUATION OF INVESTMENTS

  SECURITIES--As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, 1997, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds and redeemable preferred stock) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes, amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition. Costs of securities are adjusted for impairments in value considered other than temporary. Such adjustments are recorded as realized investment losses.

  All security transactions are recorded on a trade date basis.

  MORTGAGE LOANS in good standing are carried at amortized cost. A provision is made for a realized investment loss (and a corresponding allowance is established) when it becomes probable that the company will be unable to collect all amounts due under the terms of the loan agreement. The provision generally is equal to the excess of the carrying value of the mortgage loan over its estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. Mortgage loans considered to be uncollectible are charged against the allowance and subsequent recoveries are credited to the allowance. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income earned on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

  POLICY LOANS are stated at unpaid principal balances.

  INVESTMENT REAL ESTATE is generally stated at depreciated cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. If events or changes in circumstances indicate that the carrying amount of the investment exceeds its expected future cash flows, a realized investment loss is recorded for the impairment. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in the allowance relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation of real estate is computed evenly over the estimated useful lives of the properties (20 to 40 years).

  LEASES AND LEVERAGED LEASES--The company is the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the company records the aggregate future minimum lease payments due and the estimated residual value of the leased equipment less the unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated evenly over its estimated economic life.

  The company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the purchase price. The financing is generally in the form of long-term debt that provides for no recourse against the company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

  SHORT-TERM INVESTMENTS are stated at amortized cost, which approximates fair value.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are deducted from asset categories to which they apply and provisions for losses for investments are included in investment gains and losses. Investment gains and losses are reduced by amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided evenly or using sum of the years digits method over the lesser of estimated useful lives of the assets or, where appropriate, the term of the lease. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Amortization of leasehold improvements is provided evenly over the lesser of the term of the lease or the estimated useful life of the improvements.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products. Amortization is recorded based on a constant percentage of estimated gross margins or profits (arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience). Changes to amounts previously amortized are reflected in earnings in the period related estimates are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings when they occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the estimated life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 OTHER INTANGIBLE ASSETS

  The value of insurance acquired and the excess of purchase price over the fair value of net assets acquired are included in other assets. The value of insurance acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The excess of purchase price over the fair value of net assets acquired is amortized evenly over 10 years.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 6.0 percent to 8.25 percent.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience. Revisions of estimates are reflected in net earnings in the year such refinements are made.

 RECOGNITION OF INCOME AND EXPENSE

  Premiums from traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are matched with such income resulting in the recognition of profits over the life of the contract. This match is accomplished through the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Premiums due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due with any excess profit deferred and recognized as income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract term.

  Premiums from universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the company.

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated U.S. federal income tax return and separate income tax returns as required. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities.

  Investments held in the Separate Accounts (stated at estimated fair value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 DISCONTINUED OPERATIONS

  Certain operations have been discontinued and, accordingly, are segregated in the consolidated statements of earnings.

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year-end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 FUTURE APPLICATION OF ACCOUNTING STANDARDS

  Statement of Financial Accounting Standards ("SFAS") No. 125 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and SFAS No. 127 Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125 provide accounting and reporting standards relating to transfers of security interests, repurchase agreements, dollar rolls, securities lending and similar transactions which will be effective in 1998. The company believes that the application of these standards will not have a material impact on the company's results of operations, financial position or liquidity.

 SFAS No. 130 Reporting Comprehensive Income establishes standards for reporting and presentation of comprehensive income and its components and will be effective in 1998. Comprehensive income, which includes all changes to equity except those resulting from investments by owners or distributions to owners, was $2,024, $229 and $3,326 in 1997, 1996 and 1995, respectively.
Consolidated statements of comprehensive income have not been presented, as the company has not determined the individual amounts to be displayed in such statements.

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss, and estimated fair value of fixed maturity and equity securities, by category, were as follows:

                                           COST OR  GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN     LOSS  FAIR VALUE
                                          --------- --------- -----------------
DECEMBER 31, 1997
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies............ $ 10,619    $ 1,511 $    2  $ 12,128
   States and political subdivisions.....      486         22     --       508
   Foreign governments...................    3,420        371     52     3,739
   Corporate.............................   41,191      2,343    290    43,244
   Mortgage-backed securities............   22,191        572     21    22,742
   Other.................................    9,463        428    134     9,757
                                          --------  --------- ------  --------
     Total bonds.........................   87,370      5,247    499    92,118
 Redeemable preferred stocks.............      494         19      1       512
                                          --------  --------- ------  --------
     Total fixed maturities.............. $ 87,864  $   5,266 $  500  $ 92,630
                                          ========  ========= ======  ========
Equity Securities:
 Common stocks........................... $  2,444  $   1,716 $  105  $  4,055
 Nonredeemable preferred stocks..........      201          5     11       195
                                          --------  --------- ------  --------
     Total equity securities............. $  2,645  $   1,721 $  116  $  4,250
                                          ========  ========= ======  ========

                                          COST OR  GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- --------- ------------------
DECEMBER 31, 1996
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies...........  $12,949  $     901    $128  $13,722
   States and political subdivisions....      536         13       1      548
   Foreign governments..................    2,597        266       6    2,857
   Corporate............................   32,520      1,102     294   33,328
   Mortgage-backed securities...........   21,200        407      91   21,516
   Other................................    2,511         90      30    2,571
                                          -------  --------- -------  -------
     Total bonds........................   72,313      2,779     550   74,542
 Redeemable preferred stocks............      500         --       3      497
                                          -------  --------- -------  -------
     Total fixed maturities.............  $72,813  $   2,779 $   553  $75,039
                                          =======  ========= =======  =======
Equity Securities:
 Common stocks..........................  $ 1,882  $     648 $    55  $ 2,475
 Nonredeemable preferred stocks.........      371         51      81      341
                                          -------  --------- -------  -------
     Total equity securities............  $ 2,253  $     699 $   136  $ 2,816
                                          =======  ========= =======  =======

                                                   GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- -------- -------- ----------
DECEMBER 31, 1996
Held to Maturity Securities:
Fixed Maturities:
 Bonds:
   U.S. Treasury securities and obliga-
    tions of U.S. government corpora-
    tions and
    agencies............................  $    48  $      3           $    51
   States and political subdivisions....       58         1                59
   Foreign governments..................      260         5               265
   Corporate............................    7,520       236 $     64    7,692
   Mortgage-backed securities...........      689         1       16      674
   Other................................    2,746        85       24    2,807
                                          -------  -------- --------  -------
     Total bonds........................   11,321       331      104   11,548
 Redeemable preferred stocks............        1        --       --        1
                                          -------  -------- --------  -------
     Total fixed maturities.............  $11,322  $    331 $    104  $11,549
                                          =======  ======== ========  =======

  The amortized cost and estimated fair value of bonds, by contractual maturity, were as follows:

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
      DECEMBER 31, 1997
      Due in one year or less..............................  $ 1,916   $ 1,927
      Due after one year through five years................   15,830    16,260
      Due after five years through 10 years................   23,023    24,067
      Due after 10 years...................................   24,410    27,122
                                                             -------   -------
        Subtotal...........................................   65,179    69,376
      Mortgage-backed securities...........................   22,191    22,742
                                                             -------   -------
        Total..............................................  $87,370   $92,118
                                                             =======   =======

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

 MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1997, approximately 15 percent, 7 percent and 6 percent of the properties were located in California, Illinois and Florida, respectively. Generally, the company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                       1997 1996
                                                                       ---- ----
      DECEMBER 31
      Office buildings................................................  32%  30%
      Retail..........................................................  16%  19%
      Residential.....................................................  15%  16%
      Agricultural....................................................  18%  18%
      Other...........................................................  19%  17%
                                                                       ---- ----
        Total......................................................... 100% 100%
                                                                       ==== ====

  Many of the company's real estate joint ventures have mortgage loans with the company. The carrying values of such mortgages were $753 and $869 at December 31, 1997 and 1996, respectively.

  Mortgage loan valuation allowances and changes thereto were as follows:

                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1............................... $  444  $  466  $  483
      Additions charged to income......................     61     144     107
      Deductions for writedowns and dispositions.......   (241)   (166)   (124)
                                                        ------  ------  ------
      Balance, December 31............................. $  264  $  444  $  466
                                                        ======  ======  ======

   Impaired mortgage loans and related valuation allowances were as follows:

                                                         1997    1996
                                                        ------  ------
      DECEMBER 31
      Impaired mortgage loans with valuation allow-
       ances........................................... $1,231  $1,677
      Impaired mortgage loans with no valuation allow-
       ances...........................................    306     165
                                                        ------  ------
      Recorded investment in impaired mortgage loans...  1,537   1,842
      Valuation allowances.............................   (250)   (427)
                                                        ------  ------
      Net impaired mortgage loans...................... $1,287  $1,415
                                                        ======  ======
                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Average recorded investment in impaired mortgage
       loans........................................... $1,680  $2,113  $2,365
                                                        ======  ======  ======

  Interest income on impaired mortgage loans recorded on a cash basis totaled $110 , $122 and $169 for the years ended December 31, 1997, 1996 and 1995, respectively.

 REAL ESTATE

  Accumulated depreciation on real estate was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1................................ $2,109  $2,187  $2,757
      Depreciation expense..............................    332     348     427
      Deductions for dispositions.......................   (475)   (426)   (997)
                                                         ------  ------  ------
      Balance, December 31.............................. $1,966  $2,109  $2,187
                                                         ======  ======  ======

  Real estate valuation allowances and changes thereto were as follows:

                                                            1997   1996   1995
                                                            -----  -----  -----
      YEARS ENDED DECEMBER 31
      Balance, January 1................................... $ 529  $ 743  $ 622
      (Credited) charged to income.........................   (52)   127    358
      Deductions for writedowns and dispositions...........  (436)  (341)  (237)
                                                            -----  -----  -----
      Balance, December 31................................. $  41  $ 529  $ 743
                                                            =====  =====  =====

  The above table does not include valuation allowances of $55, $118 and $167 at December 31, 1997, 1996 and 1995, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the company established valuation allowances for all impaired real estate investments including real estate held for investment. During 1996, $150 of allowances relating to real estate held for investment were applied as writedowns to specific properties. During 1997, allowances of $94 relating to real estate held for sale were applied as writedowns to specific properties. The balances in the real estate valuation allowances at December 31, 1997 and 1996, relate to properties that management has committed to a plan of sale. The carrying values, net of valuation allowances, of properties committed to a plan of sale were $206 and $1,844 at December 31, 1997 and 1996, respectively. Net investment income relating to such properties was $8 and $60 for the years ended December 31, 1997 and 1996, respectively.

  At December 31, 1997 and 1996, the company owned real estate acquired in satisfaction of debt of $218 and $456, respectively.

 LEASES AND LEVERAGED LEASES

  The company's investment in direct financing leases and leveraged leases was as follows:

                                     DIRECT
                                    FINANCING      LEVERAGED
                                     LEASES          LEASES          TOTAL
                                  --------------  -------------  --------------
                                   1997    1996    1997   1996    1997    1996
                                  ------  ------  ------  -----  ------  ------
      DECEMBER 31
      Investment................  $1,137  $1,247  $  851  $ 387  $1,988  $1,634
      Estimated residual values.     183     238     641    543     824     781
                                  ------  ------  ------  -----  ------  ------
        Total...................   1,320   1,485   1,492    930   2,812   2,415
      Unearned income...........    (261)   (336)   (428)  (316)   (689)   (652)
                                  ------  ------  ------  -----  ------  ------
      Net investment............  $1,059  $1,149  $1,064  $ 614  $2,123  $1,763
                                  ======  ======  ======  =====  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

   Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases were as follows:

                                                       DIRECT
                                                      FINANCING RESIDUALS TOTAL
                                                      --------- --------- ------
      YEARS ENDED DECEMBER 31
        1998.........................................  $  229     $ 14    $  243
        1999.........................................     211       19       230
        2000.........................................     192       25       217
        2001.........................................     147       19       166
        2002.........................................     114       22       136
        Thereafter...................................     244       84       328
                                                       ------     ----    ------
        Total........................................  $1,137     $183    $1,320
                                                       ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flows.

 FINANCIAL INSTRUMENTS

  The company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the consolidated balance sheets. To further minimize the credit risks related to this lending program, the company regularly monitors the financial condition of the borrowers.

  The company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The company also may occasionally sell covered call options. The company does not engage in trading of derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1997, the company employed several ongoing derivatives strategies. The company entered into a number of anticipatory hedge agreements using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expense related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

 ASSETS ON DEPOSIT

  As of December 31, 1997 and 1996, the company had assets on deposit with regulatory agencies of $4,695 and $4,062, respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of net investment income were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $ 6,455  $ 6,042  $ 6,006
       Equity securities...........................       50       60       45
       Mortgage loans on real estate...............    1,684    1,523    1,501
       Policy loans................................      368      399      394
       Real estate.................................    1,566    1,647    1,833
       Real estate joint ventures..................       42       21       41
       Other limited partnership interests.........      302      215      149
       Leases and leveraged leases.................      131      135      113
       Cash, cash equivalents and short-term in-
        vestments..................................      169      214      231
       Other investment income.....................      235      281      326
                                                     -------  -------  -------
       Gross investment income.....................   11,002   10,537   10,639
       Investment expenses.........................   (1,527)  (1,544)  (1,802)
                                                     -------  -------  -------
       Investment income, net......................  $ 9,475  $ 8,993  $ 8,837
                                                     =======  =======  =======

  Investment gains (losses), including changes in valuation allowances, were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $   118  $   234  $   621
       Equity securities...........................      224       78       (5)
       Mortgage loans on real estate...............       56      (86)     (51)
       Real estate.................................      249      165     (375)
       Real estate joint ventures..................      117       61     (142)
       Other limited partnership interests.........      103       82      117
       Other.......................................      162      (76)     (92)
                                                     -------  -------  -------
           Subtotal................................    1,029      458       73
       Investment gains relating to:
         Participating pension contracts...........      (35)     (20)      --
         Amortization of deferred policy acquisi-
          tion costs...............................      (70)      (4)     (78)
         Future policy benefit loss recognition....     (126)    (203)    (152)
                                                     -------  -------  -------
       Net investment gains (losses)...............  $   798  $   231  $  (157)
                                                     =======  =======  =======

  Sales of bonds were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Bonds classified as available for sale
         Proceeds..................................  $72,396  $74,580  $58,537
         Gross realized gains......................      691    1,069    1,013
         Gross realized losses.....................      584      842      402
       Bonds classified as held to maturity
         Proceeds..................................  $   352  $ 1,281  $ 1,806
         Gross realized gains......................        5       10       17
         Gross realized losses.....................        1        1        4

  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years were as follows:


                                                        1997    1996    1995
                                                       ------  ------  -------
       DECEMBER 31
       Balance, comprised of:
         Unrealized investment gains on:
           Fixed maturities..........................  $4,766  $2,226  $ 5,166
           Equity securities.........................   1,605     563      210
           Other.....................................     294     474      380
                                                       ------  ------  -------
                                                        6,665   3,263    5,756
                                                       ------  ------  -------
         Amounts allocable to:
         Participating pension contracts.............     312       9      350
         Loss recognition............................   2,189   1,219    2,064
         Deferred policy acquisition cost............   1,147     420      748
         Deferred income taxes.......................   1,119     587      948
                                                       ------  ------  -------
                                                        4,767   2,235    4,110
                                                       ------  ------  -------
             Total...................................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======
                                                        1997    1996    1995
                                                       ------  ------  -------
       YEARS ENDED DECEMBER 31
       Balance, January 1............................  $1,028  $1,646  $  (955)
       Unrealized investment gains (losses) during
        year.........................................   3,402  (2,493)   7,665
       Unrealized investment (gains) losses allocable
        to:
         Participating pension contracts.............    (303)    341     (258)
         Loss recognition............................    (970)    845   (2,063)
         Deferred policy acquisition costs...........    (727)    328   (1,247)
       Deferred income taxes.........................    (532)    361   (1,496)
                                                       ------  ------  -------
       Balance, December 31..........................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======

4. JOINT VENTURES AND OTHER LIMITED PARTNERSHIPS

  Combined financial information for real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the company has an investment of at least $10 and an equity interest of at least 10 percent, was as follows:

                                                                    1997   1996
                                                                   ------ ------
        DECEMBER 31
        Assets:
          Investments in real estate, at depreciated cost........  $  938 $1,030
          Investments in securities, at estimated fair value.....     717    621
          Cash and cash equivalents..............................     141     37
          Other..................................................     984  1,030
                                                                   ------ ------
            Total assets.........................................   2,780  2,718
                                                                   ------ ------
        Liabilities:
          Borrowed funds--third party............................     384    243
          Borrowed funds--MetLife................................     136     69
          Other..................................................     678    915
                                                                   ------ ------
            Total liabilities....................................   1,198  1,227
                                                                   ------ ------
        Partners' capital........................................  $1,582 $1,491
                                                                   ====== ======
        MetLife equity in partners' capital included above.......  $  822 $  786
                                                                   ====== ======

                                                           1997   1996   1995
                                                           -----  -----  -----
        YEARS ENDED DECEMBER 31
        Operations:
          Revenues of real estate joint ventures.........  $ 291  $ 275  $ 364
          Revenues of other limited partnership inter-
           ests..........................................    276    297    417
          Interest expense--third party..................    (25)   (11)   (26)
          Interest expense--MetLife......................    (16)   (19)   (31)
          Other expenses.................................   (396)  (411)  (501)
                                                           -----  -----  -----
        Net earnings.....................................  $ 130  $ 131  $ 223
                                                           =====  =====  =====
        MetLife earnings from real estate joint ventures
         and other limited partnership interests included
         above...........................................  $  59  $  34  $  28
                                                           =====  =====  =====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The company assumes and cedes insurance with other insurance companies. The consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned was as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
        YEARS ENDED DECEMBER 31
        Direct premiums............................  $12,749  $12,569  $11,944
        Reinsurance assumed........................      360      508      812
        Reinsurance ceded..........................   (1,810)  (1,615)  (1,578)
                                                     -------  -------  -------
        Net premiums earned........................  $11,299  $11,462  $11,178
                                                     =======  =======  =======
        Reinsurance recoveries netted against
         policyholder benefits.....................  $ 1,689  $ 1,667  $ 1,523
                                                     =======  =======  =======

  Premiums and other receivables in the consolidated balance sheets include reinsurance recoverables of $1,579 and $700 at December 31, 1997 and 1996, respectively.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Balance at January 1...........................  $3,345  $3,296  $2,670
          Reinsurance recoverables.....................    (215)   (214)   (104)
                                                         ------  ------  ------
        Net balance at January 1.......................   3,130   3,082   2,566
                                                         ------  ------  ------
        Incurred related to:
          Current year.................................   2,855   2,951   3,420
          Prior years..................................      88    (114)    (68)
                                                         ------  ------  ------
            Total incurred.............................   2,943   2,837   3,352
                                                         ------  ------  ------
        Paid related to:
          Current year.................................   1,832   1,998   2,053
          Prior years..................................     815     791     783
                                                         ------  ------  ------
            Total paid.................................   2,647   2,789   2,836
                                                         ------  ------  ------
        Net balance at December 31.....................   3,426   3,130   3,082
          Plus reinsurance recoverables................     229     215     214
                                                         ------  ------  ------
        Balance at December 31.........................  $3,655  $3,345  $3,296
                                                         ======  ======  ======

  The company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the company's results of operations. The company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U. S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  The income tax expense (benefit) of continuing operations was as follows:

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
         1997
         Federal.........................................  $432     $(26)  $406
         State and local.................................    10        9     19
         Foreign.........................................    26       25     51
                                                           ----     ----   ----
           Total.........................................  $468     $  8   $476
                                                           ====     ====   ====
         1996
         Federal.........................................  $346     $ 66   $412
         State and local.................................    25        6     31
         Foreign.........................................    27       12     39
                                                           ----     ----   ----
           Total.........................................  $398     $ 84   $482
                                                           ====     ====   ====
         1995
         Federal.........................................  $241     $ 65   $306
         State and local.................................    52        3     55
         Foreign.........................................    22       24     46
                                                           ----     ----   ----
           Total.........................................  $315     $ 92   $407
                                                           ====     ====   ====

  Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes were as follows:

                                                            1997    1996   1995
                                                           ------  ------  ----
         YEARS ENDED DECEMBER 31
         Earnings from continuing operations before
          income taxes...................................  $1,693  $1,406  $744
         Income tax rate.................................      35%     35%   35%
                                                           ------  ------  ----
         Expected income tax expense at federal statutory
          income tax rate................................     593     492   260
         Tax effect of:
           Tax exempt investment income..................     (30)    (18)   (9)
           Goodwill......................................       9     --    --
           Differential earnings amount..................     (40)     38    67
           State and local income taxes..................      15      23    37
           Foreign operations............................       7      (7)   25
           Tax credits...................................     (15)    (15)  (15)
           Prior year taxes..............................      (2)    (46)   (3)
           Sale of subsidiary............................     (41)     --    --
           Other, net....................................     (20)     15    45
                                                           ------  ------  ----
         Income taxes....................................  $  476  $  482  $407
                                                           ======  ======  ====

  The deferred income tax assets or liabilities recorded at December 31, 1997 and 1996 represent the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred income tax asset or liability were as follows:

                                                           1997    1996
                                                          ------  ------
       DECEMBER 31
       Deferred income tax assets:
         Policyholder liabilities and receivables........ $3,010  $2,889
         Net operating loss carryforwards................     33      38
         Other, net......................................    938     698
                                                          ------  ------
           Total gross deferred income tax assets........  3,981   3,625
         Less valuation allowance........................     24      14
                                                          ------  ------
       Deferred income tax assets, net of valuation al-
        lowance..........................................  3,957   3,611
                                                          ------  ------
       Deferred income tax liabilities:
         Investments.....................................  1,227     848
         Deferred policy acquisition costs...............  1,890   1,940
         Net unrealized capital gains....................  1,119     587
         Other, net......................................    193     199
                                                          ------  ------
           Total deferred income tax liabilities.........  4,429   3,574
                                                          ------  ------
       Net deferred income tax (liability) asset......... $ (472) $   37
                                                          ======  ======

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Policyholder liabilities and receivables........... $(109) $  53  $(105)
       Net operating loss carryforwards...................     5    (19)    89
       Investments........................................   382     50    199
       Deferred policy acquisition costs..................   (51)    55     49
       Change in valuation allowance......................    10      4     (6)
       Other, net.........................................  (229)   (59)  (134)
                                                           -----  -----  -----
         Total............................................ $   8  $  84  $  92
                                                           =====  =====  =====

  The valuation allowance for the tax benefits of net operating loss carryforwards reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred income tax asset is realizable. U.S. tax basis net operating loss carryforwards of $15 are available, subject to statutory limitation, to offset taxable income through the year 2012.

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension (credit) cost for the defined benefit qualified and nonqualified pension plans were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Service cost....................................... $  73  $  77  $  62
       Interest cost on projected benefit obligation......   244    232    222
       Actual return on assets............................  (318)  (273)  (280)
       Net amortization and deferrals.....................    (5)   (12)   (13)
                                                           -----  -----  -----
       Net periodic pension (credit) cost................. $  (6) $  24  $  (9)
                                                           =====  =====  =====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation were as follows:

                                           1997                   1996
                                  ---------------------- ----------------------
                                  OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                  ---------- ----------- ---------- -----------
     DECEMBER 31
     Actuarial present value of
      obligations:
      Vested....................    $2,804      $ 251      $2,668      $223
      Nonvested.................        33          2          36         2
                                    ------      -----      ------      ----
     Accumulated benefit obliga-
      tion......................    $2,837      $ 253      $2,704      $225
                                    ======      =====      ======      ====
     Projected benefit obliga-
      tion......................    $3,170      $ 353      $2,958      $310
     Plan assets (principally
      company investment
      contracts) at contract
      value                          3,831        151       3,495       133
                                    ------      -----      ------      ----
     Plan assets in excess of
      (less than) projected
      benefit obligation........       661       (202)        537      (177)
     Unrecognized prior service
      cost......................       125         25         139        26
     Unrecognized net (gain)
      loss from past experience
      different from that
      assumed...................      (130)        21         (27)       60
     Unrecognized net asset at
      transition................      (140)       --         (176)      --
                                    ------      -----      ------      ----
     Prepaid (accrued) pension
      cost at December 31.......    $  516      $(156)     $  473      $(91)
                                    ======      =====      ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 7.75 percent for 1997 and 7.25 percent to 8.0 percent for 1996. The weighted average assumed rate of increase in future compensation levels ranged from 4.5 percent to 8.5 percent in 1997 and from 4.0 percent to 8.0 percent in 1996. The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.75 percent in 1997 and ranged from 8.0 percent to
8.5 percent in 1996. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

 SAVINGS AND INVESTMENT PLANS

  The company sponsors savings and investment plans available for substantially all employees under which the company matches a portion of employee contributions. During 1997, 1996 and 1995, the company contributed $44, $42 and $49, respectively, to the plans.

 OTHER POSTRETIREMENT BENEFITS

  The company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the company.

  The components of the net periodic nonpension postretirement benefit cost were as follows:

                                                              1997  1996  1995
                                                              ----  ----  ----
        YEARS ENDED DECEMBER 31
        Service cost......................................... $ 31  $ 41  $ 28
        Interest cost on accumulated postretirement benefit
         obligation..........................................  122   127   115
        Actual return on plan assets (company insurance
         contracts)..........................................  (66)  (58)  (63)
        Net amortization and deferrals.......................   (5)    2    (9)
                                                              ----  ----  ----
        Net periodic nonpension postretirement benefit cost.. $ 82  $112  $ 71
                                                              ====  ====  ====

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the company's consolidated balance sheets.

                                                                 1997    1996
                                                                ------  ------
        DECEMBER 31
        Accumulated postretirement benefit obligation:
         Retirees.............................................  $1,251  $1,228
         Fully eligible active employees......................     115     145
         Active employees not eligible to retire..............     397     400
                                                                ------  ------
          Total...............................................   1,763   1,773
        Plan assets (company insurance contracts) at contract
         value................................................   1,004     897
                                                                ------  ------
        Plan assets less than accumulated postretirement
         benefit obligation...................................    (759)   (876)
        Unrecognized net gain from past experience different
         from that assumed and from changes in assumptions....    (173)    (60)
                                                                ------  ------
        Accrued nonpension postretirement benefit cost at
         December 31..........................................  $ (932) $ (936)
                                                                ======  ======

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.0 percent in 1997, gradually decreasing to 5.25 percent over five years and generally 9.5 percent in 1996 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.25 percent to 7.75 percent at December 31, 1997 and
7.0 percent to 7.75 percent at December 31, 1996.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1997 would be increased 6.75 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1997, would be an increase of 9.7 percent.

8. LEASES

 RENTAL INCOME ON REAL ESTATE OWNED AND LEASE EXPENSE

  In accordance with industry practice, certain of the company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. Additionally, the company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, gross minimum rental payments and minimum sublease rental income relating to these lease agreements were as follows:

                                                                GROSS
                                                        RENTAL  RENTAL  SUBLEASE
                                                        INCOME PAYMENTS  INCOME
                                                        ------ -------- --------
         DECEMBER 31
         1998.......................................... $ 697    $146     $55
         1999..........................................   657     127      52
         2000..........................................   604     103      50
         2001..........................................   560      82      44
         2002..........................................   496      59      36
         2003 and thereafter........................... 2,724     103      68

9. DEBT

  Debt consisted of the following:

                                                         SCHEDULED
                                                         MATURITY   1997   1996
                                                         --------- ------ ------
        DECEMBER 31
        Surplus notes:
         6.300%                                               2003 $  397 $  396
         7.000%                                               2005    249    248
         7.700%                                               2015    198    197
         7.450%                                               2023    296    296
         7.875%                                               2024    148    148
         7.800%                                               2025    248    248
        Floating rate notes, interest rates
         based on LIBOR................................. 1999-2007    358     49
        Fixed rate notes, interest rates ranging from
         5.80%-10.50%................................... 1998-2007    519    135
        Zero coupon Eurobonds...........................      1999     79     71
        Other...........................................              124    158
                                                                   ------ ------
        Total long-term debt............................            2,616  1,946
        Short-term debt.................................            4,587  3,311
                                                                   ------ ------
        Total...........................................           $7,203 $5,257
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York (Superintendent). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, in whole or in part, at the election of the company at any time on or after November 1, 2003.

  At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years amounted to $80, $377, $178, $9 and $11, respectively, and $1,979 thereafter.

10. CONTINGENCIES

  The company is currently a defendant in numerous state and federal lawsuits (including individual suits and putative class actions) raising allegations of improper marketing of individual life insurance. Litigation seeking compensatory and/or punitive damages relating to the marketing by the company of individual life insurance (including putative class and individual actions) continues to be brought by or on behalf of policyholders and others. These cases, most of which are in the early stages of litigation, seek substantial damages, including in some cases claims for punitive and treble damages and attorneys' fees, and raise, among other claims, allegations that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure as to the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. Putative classes have been certified, conditionally or subject to appeal, in state court actions covering certain policyholders in California and West Virginia; class certification has been denied in a state court action in Ohio thus far. A number of the federal cases alleging improper marketing of individual life insurance have been consolidated in the United States District Court for the Western District of Pennsylvania and the United States District Court in Massachusetts for pretrial proceedings. Additional litigation relating to the company's marketing of individual life insurance may be commenced in the future. The company is vigorously defending itself in these actions.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the company's sales of individual life insurance, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. In addition, an investigation by the Office of the United States Attorney for the Middle District of Florida, which commenced in 1994, into certain of the retirement and savings plan selling allegations that have been a subject of regulatory inquiries, has not been closed.

  In addition to the foregoing matters, the company is a defendant in a large number of asbestos lawsuits relating to allegations regarding certain research, advice and publication activity that occurred decades ago. While the company believes that it has significant defenses to these claims and has effected settlements in many of these cases and has prevailed in certain cases, it is not possible to predict the number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the company.

  Various litigation, claims and assessments against the company, in addition to the aforementioned and those otherwise provided for in the company's financial statements, have arisen in the course of the company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other state authorities regularly make inquiries and conduct investigations concerning the company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the company's management that their outcome, after consideration of the provisions made in the company's financial statements, is not likely to have a material adverse effect on the company's financial position.

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses were as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Compensation costs.............................  $2,072  $1,813  $1,607
        Commissions....................................     766     722     853
        Interest and debt issue costs..................     453     311     285
        Amortization of policy acquisition costs.......     771     633     606
        Capitalization of policy acquisition costs.....  (1,000) (1,028) (1,060)
        Rent expense, net of sublease..................     179     180     184
        Restructuring charges..........................      --      18      88
        Minority interest..............................      51      30      22
        Other..........................................   2,467   2,105   1,696
                                                         ------  ------  ------
        Total..........................................  $5,759  $4,784  $4,281
                                                         ======  ======  ======

  During 1996 and 1995, the company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. OTHER INTANGIBLE ASSETS

  The value of business acquired and the excess of purchase price over the fair value of net assets acquired and changes thereto were as follows:

                                                        EXCESS OF PURCHASE PRICE
                                                           OVER FAIR VALUE OF
                         VALUE OF BUSINESS ACQUIRED       NET ASSETS ACQUIRED
                         ----------------------------  ----------------------------
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
YEARS ENDED DECEMBER 31
Net Balance, January 1.. $    358  $    381  $      6  $    544  $    377  $    413
Acquisitions............      176         7       396       387       197       221
Dispositions............      --        --        --        --        --       (236)
Amortization............      (36)      (30)      (21)      (47)      (30)      (21)
                         --------  --------  --------  --------  --------  --------
Net balance, December
 31..................... $    498  $    358  $    381  $    884  $    544  $    377
                         ========  ========  ========  ========  ========  ========
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
DECEMBER 31
Accumulated amortiza-
 tion................... $     87  $     51  $     21  $    148  $    101  $     71
                         ========  ========  ========  ========  ========  ========

13. DISCONTINUED OPERATIONS

  In January 1995 the company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the company received $485 face amount of United HealthCare Corporation convertible preferred stock and $326 in cash (including additional consideration of $50 in 1996). The sale resulted in an aftertax loss of $36 in 1996 and an aftertax gain of $372 in 1995. Operating losses in 1997 and 1996 related principally to the finalization of the transfer of group medical contracts to United HealthCare Corporation.

  During 1995 the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 (including additional cash consideration of $25 in 1996), resulting in aftertax gains of $17 in 1996 and $44 in 1995.

14. CONSOLIDATED CASH FLOWS INFORMATION

  During 1997 the company acquired assets of $3,777 and assumed liabilities of $3,347 through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values. During 1997 the company also reduced assets and liabilities by $4,342 and $4,207, respectively, through the sale of certain insurance operations, resulting in a pretax gain of $139. During 1995 the company also reduced assets and liabilities by $919 and $413, respectively, through the sale of its real estate brokerage, mortgage banking and mortgage administration operations.

  During 1997 the company assumed liabilities of $227 and received assets of $227 and during 1995 the company assumed liabilities of $1,573 and received assets of $1,573 through assumption of certain businesses from other insurance companies.

  For the years ended December 31, 1997, 1996 and 1995, respectively, real estate of $151, $189 and $429 was acquired in satisfaction of debt.

  During 1997 and 1995, fixed maturity securities with an amortized cost of $11,682 and $3,058, respectively, were transferred from held to maturity to available for sale.

15. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the company using market information available as of December 31, 1997 and 1996, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below were not necessarily indicative of the amounts the company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1997
Assets:
  Fixed maturities................................          $92,630    $92,630
  Equity securities...............................            4,250      4,250
  Mortgage loans on real estate...................           20,247     21,133
  Policy loans....................................            5,846      6,110
  Short-term investments..........................              705        705
  Cash and cash equivalents.......................            2,871      2,871
Liabilities:
  Policyholder account balances...................           36,433     36,664
  Short- and long-term debt.......................            7,203      7,258
Other financial instruments:
  Interest rate swaps.............................  $1,464       (1)       (19)
  Interest rate caps..............................   1,545       16         12
  Foreign currency swaps..........................     254      --         (28)
  Foreign currency forwards.......................     150      --         --
  Covered call options............................      88      (31)       (31)
  Other options...................................     565      --          (2)
  Futures contracts...............................   2,262       10         10
  Unused lines of credit..........................   2,310      --           2
                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1996
Assets:
  Fixed maturities................................          $86,361    $86,588
  Equity securities...............................            2,816      2,816
  Mortgage loans on real estate...................           18,964     19,342
  Policy loans....................................            5,842      5,796
  Short-term investments..........................              741        741
  Cash and cash equivalents.......................            2,325      2,325
Liabilities:
  Policyholder account balances...................           30,470     30,611
  Short- and long-term debt.......................            5,257      5,223
Other Financial Instruments:
  Interest rate swaps.............................  $1,242      --         (14)
  Interest rate caps..............................   1,946       20         14
  Foreign currency swaps..........................     207      --         (23)
  Foreign currency forwards.......................     151        3          3
  Covered call options............................      25       (2)        (2)
  Unused lines of credit..........................   1,821      --           1

  Estimated fair values were determined as follows: publicly traded fixed maturities (approximately 78 percent of the estimated fair value of total fixed maturities) from an independent market pricing service; all other bonds at estimated fair value determined by management (based primarily on interest rates, maturity, credit quality and average life); equity securities, on quoted market prices; mortgage loans, based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities; policy loans, based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and company experience to project patterns of loan accrual and repayment; cash and cash equivalents and short-term investments, at carrying amount, which is considered to be a reasonable estimate of fair value.

  Included in fixed maturities are loaned securities with estimated fair values of $6,537 and $7,293 at December 31, 1997 and 1996, respectively.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options, other options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

16. STATUTORY FINANCIAL INFORMATION

  The reconciliation of the net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis was as follows:

                                                             1997   1996  1995
                                                            ------  ----  ----
      YEARS ENDED DECEMBER 31
      Net change in statutory surplus...................... $  227  $366  $229
      Adjustments for GAAP:
        Future policy benefits and policyholder account
         balances..........................................   (445) (165)  (17)
        Deferred policy acquisition costs..................    159   391   376
        Deferred income taxes..............................     62   (74)  (97)
        Valuation of investments...........................   (387)  (84)  106
        Statutory asset valuation reserves.................  1,170   599    30
        Statutory interest maintenance reserve.............     53    19   284
        Surplus notes......................................    --    --   (622)
        Other, net.........................................    364  (199)  410
                                                            ------  ----  ----
          Net earnings..................................... $1,203  $853  $699
                                                            ======  ====  ====

                                                               1997     1996
                                                              -------  -------
      DECEMBER 31
      Statutory surplus.....................................  $ 7,378  $ 7,151
      Adjustments for GAAP:
        Future policy benefits and policyholder account bal-
         ances                                                 (7,305)  (5,742)
        Deferred policy acquisition costs...................    6,436    7,227
        Deferred income taxes...............................     (242)     264
        Valuation of investments............................    3,474      610
        Statutory asset valuation reserves..................    3,854    2,684
        Statutory interest maintenance reserve..............    1,261    1,208
        Surplus notes.......................................   (1,396)  (1,393)
        Other, net..........................................      601      (26)
                                                              -------  -------
          Equity............................................  $14,061  $11,983
                                                              =======  =======

17. SUBSEQUENT EVENT

  On March 12, 1998 the company reached an agreement, subject to regulatory approval, to sell substantially all of its Canadian operations to a nonaffiliated life insurance company at a gain. Financial information for the Canadian operations was as follows:

                                                               1997  1996  1995
                                                               ----- ----- ----
      YEARS ENDED DECEMBER 31
        Total revenue......................................... $ 969 $ 920 $903
        Total benefits and other deductions...................   831   802  804
        Net earnings..........................................    87    83   22
                                                               1997  1996
                                                               ----- -----
      DECEMBER 31
        Total assets.......................................... 5,881 5,826
        Total equity..........................................   957   917

                            APPENDIX TO PROSPECTUS

                             OPTIONAL INCOME PLANS

  The insurance proceeds when the insured dies, the proceeds payable on the Final Date, or the cash surrender value payable on full surrender of a Policy, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. The selection of an income plan can significantly affect the federal income tax consequences associated with the Policy proceeds. Owners and beneficiaries should consult with qualified tax advisers in this regard.

OPTION 1. Interest income

  The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2. Installment Income for a Stated Period

  Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A. Installment Income of a Stated Amount

  Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3. Single Life Income--Guaranteed Payment Period

  Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A. Single Life Income--Guaranteed Return

  Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4. Joint and Survivor Life Income

  Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

  Other Frequencies and Plans. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with Metropolitan Life's approval.

  Choice of Income Plans. See "Policy Benefits--Optional Income Plans" and "Policy Rights--Surrenders" regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from Metropolitan Life sales representatives, and reference should be made to these forms for further details.

  Limitations. If the payee is not a natural person, the choice of an income plan will be subject to Metropolitan Life's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

  Income Plan Rates. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Life but never less than 3% per year. Life income payments will be based on a rate set by Metropolitan Life and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Policy. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

  Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements and the payment of additional premiums. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Policy with riders from a Metropolitan Life sales representative. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

  Disability Waiver Benefit. This rider waives the entire monthly deduction during the total disability of the insured if the insured is totally and continuously disabled for at least six months beginning prior to age 60. If the total disability continues without interruption to the Policy anniversary at age 65, it will be deemed permanent and all further monthly deductions will be waived as they fall due. If there has been an increase in the death benefit resulting from a request by the Policy owner and the Policy owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Policy. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Policy would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Policy to zero, it may be advantageous for the Policy owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider.

  Accidental Death Benefit. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier. This rider is available at issue only.

  Children's Term Insurance Benefit. This rider provides term insurance on each insured child payable to the child's beneficiary if an insured child dies before the end of coverage on that child (generally at the child's twenty-fifth birthday).

  Spouse Term Insurance Benefit. This rider provides term insurance on the life of the spouse payable to the spouse's beneficiary if the spouse dies prior to age 65 while the rider is in effect.

  Accelerated Death Benefit. This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Policy owner once the insured has been determined to be terminally ill with twelve months or less to live. The size of the benefit payment and the maximum benefit are stated in the rider. There are no premiums or rider fees for this rider. A payment of all the discounted death benefit will not be subject to any surrender charges.

  Upon payment of a portion of the death benefit, the death benefit under the Policy is reduced to reflect the amount of the payment. In addition, the specified face amount, the cash value and the cash surrender value are reduced by the same proportion as the amount of the reduction of the death benefit divided by the death benefit prior to the payment. Any outstanding loan is reduced and paid out of the proceeds of the portion only if such reduction is necessary to keep the Policy in force. Moreover, in the case of payment of all of the death benefit, the amount of any outstanding Policy loan will be deducted from the payment.

  The payment under this rider may affect eligibility for benefits under state or federal law. Generally, payments under this rider should be income tax free as amounts paid by reason of the death of the insured. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

                                                      ---------------------
                                                            Bulk Rate
[LOGO OF METLIFE(R) APPEARS HERE]                       U.S. Postage Paid
                                                           Rutland, VT
MetLife Customer Service Center--Warwick                    Permit 220
P.O. Box 520                                          ---------------------
Warwick, RI 02887-0520

ADDRESS SERVICE REQUESTED

                                                      ---------------------
                                                            Bulk Rate
[LOGO OF METLIFE(R) APPEARS HERE]                       U.S. Postage Paid
                                                           Rutland, VT
MetLife Customer Service Center--Tulsa                      Permit 220
P.O. Box 21889                                        ---------------------
Tulsa, OK 74121-1889

ADDRESS SERVICE REQUESTED

                                            METLIFE (R)
                                            UL II
                                            FLEXIBLE PREMIUM MULTIFUNDED LIFE



                                            PROSPECTUSES FOR

                                            . FLEXIBLE PREMIUM MULTIFUNDED LIFE
                                              INSURANCE POLICIES

                                              ISSUED BY

                                                 METROPOLITAN LIFE INSURANCE
                                                         COMPANY

                                            . METROPOLITAN SERIES FUND, INC.


                                               [ART]

                                ML-UL2 (5/98 EDITION) PRINTED IN U.S.A.

                                        98042H28(EXP0599)MLIC-LD

                                    PART II

                      CONTENTS OF REGISTRATION STATEMENT

                REPRESENTATION WITH RESPECT TO FEES AND CHARGES

  Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies. Metropolitan Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies issued pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such policies or prospectuses, or otherwise.

  This Registration Statement comprises the following papers and documents:

    The facing sheet.

    Cross-Reference Table.

    New Product Prospectus consisting of 89 pages.

    Old Product Prospectus, consisting of 89 pages.

    Undertaking to File Reports (filed with the initial filing of this Registration Statement on May 14, 1992.)

    Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 (filed with the initial filing of this Registration Statement on May 14, 1992.)

    Representation with respect to fees and charges.

    The signatures.

    Written Consents of the following persons:

     Company Actuary (filed with Exhibit 6 below).

     Independent Auditors

    The following exhibits:

      1.A (1) --Resolution of Board of Directors of Metropolitan Life
               effecting the establishment of Metropolitan Life Separate
               Account UL.................................................  ++++
     (2)      --Not Applicable
     (3)      --(a) Not Applicable
              --(b) Form of Selected Broker Agreement.....................  ++++
              --(c) Schedule of Sales Commissions.........................   ++
     (4)      --Not applicable
     (5)      --(a) (i) Specimen Old Product Flexible Premium Multifunded
                     Life Insurance Policy (including application and any
                     alternate pages as required by state law) with form
                     of riders, if any....................................  ++++
              (ii) Specimen New Product Flexible Premium Multifunded Life
                     Insurance Policy (including application and any
                     alternate pages required by state law) with form of
                     riders...............................................   *
              --(b) Riders for Disability Waiver Rider, and Accidental
              Death Benefit...............................................  ++++

         --(c) Riders for Accelerated Death Benefit, Children's Term
               Insurance Benefit and Spouse Term Insurance Benefit.......  ++++
         --(d) New York Endorsement for Old Product to Flexible Premium
               Multifunded Life Insurance Policy.........................  ++++
         --(e) Additional alternate pages for Old Product required by state law.................................................  ++++
         --(f) Endorsement adding death benefit Option C for Old
               Product...................................................  ++++
     (6) --(a) Charter and By-Laws of Metropolitan Life................    +++
         --(b) Amendment to By-laws....................................    +++
     (7) --Not Applicable
     (8) --Not Applicable
     (9) --Not Applicable
      2. --See Exhibit 1.A(5) above
      3. --Opinion and consent of Counsel as to the legality of the
           securities being registered.................................   ++++++
      4. --Not Applicable
      5. --Not Applicable
      6. --Opinion and consent of Marian Zeldin relating to the
           Flexible Premium Multifunded Life Insurance Policies .......     +
      8. --Powers of Attorney..........................................   +++++
      9. --Method of Computing Exchange pursuant to Rule 6e-
           3(T)(b)(13)(v)(B) under the Investment Company Act of 1940
           (not required because there will be no cash value
           adjustments)
     11. --Memoranda describing certain procedures filed pursuant to
           Rule 6e-3(T)(b)(12)(iii)....................................    ++++
     27. --Financial Data Schedule (inapplicable)

--------
     + Filed herewith.
    ++ Incorporated by reference from "Distribution of the Policies" in the
       Prospectus included herein.
   +++ Incorporated by reference to the filing of Post-Effective Amendment No.
       4 to the Registration Statement of Separate Account UL (File No. 33-57320) on March 1, 1996.
  ++++ Included in the filing of Post-Effective Amendment No. 5 to this Registration Statement on April 30, 1997.

 +++++ Included in the filing of Post-Effective Amendment No. 5 to this Registration Statement on April 30, 1997 except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the Registration Statement of Separate Account UL (File No. 333-40161) filed on November 13, 1997, Stewart G. Nagler's power of attorney which is included in the filing of Post-Effective Amendment No. 6 to this Registration Statement on December 23, 1997, and Jon F. Danski's power of attorney, which is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Separate Account UL (File No. 333-40161) filed on April 2, 1998.
++++++ Included in the filing of Post-Effective Amendment No. 6 to this Registration Statement on December 23, 1997.

     * Included in the filing of Post-Effective Amendment No. 7 to this Registration Statement on February 27, 1998.

                                SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, METROPOLITAN LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK, THIS 20TH DAY OF APRIL, 1998.


                                          METROPOLITAN LIFE

                                          INSURANCE COMPANY


(Seal)

                                                 /s/  Gary A. Beller
                                          By: _________________________________

                                              GARY A. BELLER SENIOR EXECUTIVE
                                             VICE-PRESIDENT & GENERAL COUNSEL


         /s/  Ruth Gluck
Attest: _____________________________
      RUTH GLUCK, ESQ. ASSISTANT
            SECRETARY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDED REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


           SIGNATURE                        TITLE                DATE
               *                       Chairman, Chief
-------------------------------------   Executive Officer
        HARRY P. KAMEN                   and Director
                                        (Principal
                                        Executive Officer)

               *                        President, Chief
-------------------------------------   Operating Officer
      ROBERT H. BENMOSCHE               and Director


               *                        Senior Executive
-------------------------------------   Vice-President,
      GERALD CLARK                      Chief Investment
                                        Officer and
                                        Director


               *                        Senior Executive
-------------------------------------   Vice-President and
       STEWART G. NAGLER                Chief Financial
                                        Officer (Principal
                                        Financial Officer)

               *                        Senior Vice-
-------------------------------------   President and
       JON F. DANSKI                    Controller
                                        (Principal
                                        Accounting Officer)



               *                       Director
-------------------------------------
        CURTIS H. BARNETTE


               *                       Director
-------------------------------------
       JOAN GANZ COONEY

                                                               April 20, 1998


  /s/ Christopher P. Nicholas
* By  _________________________________
        CHRISTOPHER P. NICHOLAS, ESQ.
        ATTORNEY-IN-FACT

             SIGNATURE                       TITLE                 DATE

*                                     Director
------------------------------------
        BURTON A. DOLE, JR.

*                                     Director
------------------------------------
         JAMES R. HOUGHTON

*                                     Director
------------------------------------
          HELENE L. KAPLAN

*                                     Director
------------------------------------
        CHARLES M. LEIGHTON

*                                     Director
------------------------------------
          ALLEN E. MURRAY

*                                     Director
------------------------------------
        JOHN J. PHELAN, JR.

*                                     Director
------------------------------------
           HUGH B. PRICE

*                                     Director
------------------------------------
         ROBERT G. SCHWARTZ

*                                     Director
------------------------------------
       RUTH J. SIMMONS, PH.D.

*                                     Director
------------------------------------
       WILLIAM C. STEERE, JR.

    /s/ Christopher P. Nicholas
*By ________________________________                          April 20, 1998
   CHRISTOPHER P. NICHOLAS, ESQ.
          ATTORNEY-IN-FACT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, METROPOLITAN LIFE SEPARATE ACCOUNT UL, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED, ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK THIS 20TH DAY OF APRIL, 1998.

                                          METROPOLITAN LIFE
                                          SEPARATE ACCOUNT UL
                                            (REGISTRANT)

                                            By: METROPOLITAN LIFE
                                                INSURANCE COMPANY
                                                   (DEPOSITOR)


(Seal)                                              /s/ Gary A. Beller
                                              By: _____________________________

                                                     GARY A. BELLER SENIOR
                                                  EXECUTIVE VICE-PRESIDENT AND
                                                      GENERAL COUNSEL

            /s/ Ruth Gluck
Attest: _____________________________
             RUTH GLUCK, ESQ.
           ASSISTANT SECRETARY

                         INDEPENDENT AUDITORS' CONSENT

Metropolitan Life Insurance Company:

  We consent to the use in this Post-Effective Amendment No. 8 to the Registration Statement No. 33-47927 of Metropolitan Life Separate Account UL on Form S-6 of our report dated March 31, 1998 relating to Metropolitan Life Separate Account UL appearing in the Prospectus, which is a part of such Registration Statement and of our report dated February 12, 1998, except for
Note 17, as to which the date is March 12, 1998, relating to Metropolitan Life Insurance Company also appearing in the Prospectus, and to the reference to us under the heading "Experts" in such Prospectus.





/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
New York, New York
April 20, 1998